UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Alice A. Pellegrino

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 610-386-1844

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

Equities struggled to find direction during the six months ended June 30, 2016, the period covered by this report. Stocks fell into correction territory (a drop of 10% or more) to start the year, returned to a positive trajectory in mid-February, dropped yet again following the so-called “Brexit” referendum in the United Kingdom (U.K.), then regained that lost ground in a matter of days to close the first half of the year solidly positive. Despite these fluctuations, the bull market that began in 2009 continued into its seventh year. Year to date, the S&P 500 Index1 had gained 3.84% as of June 30, 2016.

Low oil prices and weakness in the Chinese economy contributed to market insecurity the first few months of the year, alongside worries that the U.S. Federal Reserve (Fed) would continue to raise rates in the midst of the uncertain global economic conditions. Now, oil prices and China’s economy seem to have stabilized, but questions remain over how the “Brexit” could impact the global economy and markets as the unprecedented move is executed.

On a positive note, the June employment report exceeded estimates, and the global uncertainty may further slow the pace of Fed rate hikes. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected for the year. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

In addition to continuing global macroeconomic developments such as Brexit, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Balanced HLS Fund inception 03/31/1983

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Balanced IA	3.64%	2.58%	8.73%	6.38%
Balanced IB	3.52%	2.33%	8.46%	6.11%
S&P 500 Index	3.84%	3.99%	12.10%	7.42%
Barclays Government/Credit Bond Index	6.23%	6.70%	4.11%	5.22%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.15%	0.19%	0.09%	1.04%
Balanced HLS Fund Blended Index	4.58%	4.98%	8.84%	6.64%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Balanced HLS Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Balanced HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned 3.64% for the six-month period ended June 30, 2016, underperforming the Fund’s blended benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 4.58% for the same period. The S&P 500, Barclays Government/Credit Bond, and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Indices returned 3.84%, 6.23% and 0.15%, respectively. The Fund outperformed the 2.33%% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union

(E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index. During the six-month period, six of the ten sectors within the S&P 500 Index posted positive returns, led by Telecommunication Services (+25%), Utilities (+23%), and Energy (+16%). Financials (-3%), Information Technology (0%) and Consumer Discretionary (0%) lagged the broader index.

Over the first half of 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the U.K.’s vote to leave the E.U. During the first quarter of 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets during the start of the second quarter. However, investors turned more cautious in June as the outcome of the referendum on U.K.’s E.U. membership moved into sharper focus. The FOMC held rates steady during the period, while upholding its baseline view for a gradual tightening in monetary policy. Markets started to come around to the idea of a possible rate increase in June or July after a flurry of statements suggesting plans to further raise rates during 2016 in May. However, a weak U.S. payrolls report in early June and growing uncertainty over Brexit started to unwind some of those expectations. The Fed chose to err on the side of caution by holding rates steady at its June meeting

3

Hartford Balanced HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase rates ahead of the E.U. referendum vote in the U.K. The U.K.’s momentous vote to leave to the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. Credit spreads initially widened in the wake of the U.K.’s vote to leave the E.U. but then rallied strongly into the end of the period on the prospect of further monetary policy easing globally.

Developed markets’ government bond prices gained over the six-month period as global uncertainties kept central banks in easing mode, Japan joined the growing list of countries with negative yields, and Brexit caused a significant decline in interest rates. In the U.S., the yield curve dropped and flattened; intermediate- and long-term yields declined more sharply than front-end yields. The U.S. dollar ended the first half of the year with mixed performance against its major counterparts. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy and the Brexit vote. The British pound and the Euro depreciated against the U.S. dollar.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including U.S. high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and in the aftermath of Brexit.

During the period, the equity portion of the Fund underperformed the S&P 500 Index and the fixed income portion of the Fund outperformed the Barclays Government/Credit Bond Index. Asset allocation detracted from benchmark-relative performance during the period. The Fund was generally overweight equities and fixed income and underweight cash relative to the blended benchmark.

Equity underperformance versus the S&P 500 Index was driven primarily by sector allocation, which is a residual of our bottom-up security selection process. The Fund’s underweight to Telecommunication Services and Utilities were the main detractors, which was slightly offset by positive performance from an underweight to Information Technology. Security selection modestly detracted during the period. Security selection in Financials, Healthcare, and Consumer Staples detracted the most from relative performance; this was partially offset by stronger selection in Industrials and Energy.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Norwegian Cruise Line (Consumer Discretionary), Vertex (Healthcare), and AT&T

(Telecommunication Services). Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to a first quarter 2016 earnings report that cited recent terror attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue. Vertex, a U.S.-based pharmaceutical company, saw its shares drop after the company received notice from the FDA that it could not approve the company’s label expansion claim for Kalydeco, a cystic fibrosis drug, based on the current application. The company also reported a higher-than-expected discontinuation rate for Orkambi, another cystic fibrosis drug. Shares of U.S.-based telecommunication services provider AT&T rose over the period due to solid earnings results and guidance attributed to synergies from its DIRECTV acquisition. Not holding this benchmark constituent detracted from relative returns. Wells Fargo (Financials) and Citigroup (Financials) detracted on an absolute basis.

Top contributors to relative performance in the equity portion of the Fund during the period were NextEra Energy (Utilities), Marsh & McLennan (Financials), and Bank of America (Financials). Shares of NextEra Energy, a U.S.-based electric power company, rose during the period as regulators approved a proposal from the company to construct and operate a natural gas pipeline to southern Florida. The stock price of Marsh & McLennan, a U.S.-based professional services firm, rose over the period as it reported revenue growth in February that topped expectations, which provided a tailwind for the rest of the period. Bank of America, a U.S.-based financial services firm, saw its shares fall over the period due to fears of a “lower-for-longer” interest rate environment and worries about deterioration in asset quality in the Energy sector. Not holding this benchmark constituent contributed positively to relative performance over the period. The Fund’s holdings in 3M (Industrials) contributed positively on an absolute basis.

Outperformance of the fixed income portion of the Fund relative to the Barclays Government/Credit Bond Index during the period was driven by security selection in investment grade (IG) corporate credit, particularly within Industrials, and an allocation to taxable municipals. An out-of-benchmark allocation to asset-backed securities (ABS) and agency mortgage-backed securities (MBS) also modestly contributed positively to relative returns during the period. The Fund’s allocation to high yield detracted from relative returns during this period. The Fund’s duration and yield curve positioning detracted from results relative to the Barclays Government/Credit Bond Index as rates fell across the yield curve; the fixed income portion of the Fund was shorter duration than its benchmark for most of the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

4

Hartford Balanced HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

What is the outlook?

We continue to seek what we consider to be balance in the portfolio to allow for upside potential while avoiding excess exposure to a specific economic scenario. Despite slowing global growth and uncertainty, there are bright spots. We expect positive gross domestic product (GDP) growth in the U.S., where consumption has held up and low interest rates and a strong dollar have helped the U.S. consumer. Additionally, we believe low and negative yields in other major economic zones are still driving capital flows toward the relatively higher yields and safety of the U.S. markets. There has been increased interest in fiscal policy as a tool for promoting economic growth across regions globally, which we believe should benefit the industrial sector through increased infrastructure projects. Relative to these trends, we believe the portfolio is well positioned, and we are optimistic on fundamentals as we look forward in 2016 and into next year.

Healthcare and Telecommunication Services represented the Fund’s largest sector overweight and underweight, respectively, in the equity portion of the Fund at the end of the period. On the fixed income side we ended the period with a moderately pro-cyclical risk posture, continuing to favor financial issuers within IG credit. We continued to be underweight U.S. Treasuries and continued to hold out-of-benchmark allocations to agency mortgage-backed securities, commercial mortgage-backed securities, and ABS.

At the end of the period, the Fund’s equity exposure was at 62% compared to 60% in its benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Diversification by Security Type

as of June 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	61.6%

Total	61.6%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.8%
Corporate Bonds	19.2
Foreign Government Obligations	0.5
Municipal Bonds	1.3
U.S. Government Agencies	1.1
U.S. Government Securities	13.5

Total	38.4%

Short-Term Investments	0.0%
Other Assets & Liabilities	0.0

Total	100.0%

5

Hartford Capital Appreciation HLS Fund inception 04/02/1984

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Capital Appreciation IA	-1.35%	-4.30%	8.81%	6.58%
Capital Appreciation IB	-1.50%	-4.55%	8.53%	6.31%
Capital Appreciation IC	-1.63%	-4.79%	8.26%	6.05%
Russell 3000 Index	3.62%	2.14%	11.60%	7.40%
S&P 500 Index	3.84%	3.99%	12.10%	7.42%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.67%, 0.92% and 1.17%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

6

Hartford Capital Appreciation HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director of Investment Strategy & Risk

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director of Investment Strategy & Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned -1.35% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Russell 3000 Index, which returned 3.62% for the same period, and the Fund’s other benchmark, the S&P 500 Index, which returned 3.84% for the same period. The Fund also underperformed the 1.68% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,”

the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. Seven of the ten sectors in the Russell 3000 Index had positive returns during the period. Utilities (+24%), Telecommunication Services (+23%), and Energy (+15%) performed best, while Healthcare (-1%), Financials (-1%), and Information Technology (-0.3%) lagged the broader index.

Security selection was the primary detractor from performance relative to the Russell 3000 Index during the period. Selection was weakest within the Consumer Discretionary, Financials, Information Technology, and Industrials sectors. Sector allocation, a result of our bottom-up security selection process, also detracted from performance relative to the Russell 3000 Index during the period. Underweights to the Utilities and Telecommunication Services sectors and an overweight to the Healthcare sector detracted most from returns relative to the Russell 3000 Index. This was partially offset by an overweight to Materials and underweights to Financials and Consumer Discretionary, which contributed positively to relative performance during the period.

The largest absolute and relative detractors over the period were SunPower (Information Technology), Regeneron Pharmaceuticals

7

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

(Healthcare), and OneMain Holdings (Financials). Shares of SunPower, a U.S.-based energy company that designs and manufactures crystalline silicon photovoltaic cells, roof tiles, and solar panels, fell during the period on concerns that 2017 earnings will decline as the renewal of investment tax credits late last year has elongated project demand into future years. Shares of Regeneron Pharmaceuticals, a U.S.-based biotech company, fell during the period. In February, the company announced poor fourth quarter earnings and conservative guidance for the upcoming year which adversely affected the stock price. Additionally, a verdict was reached during the period that Regeneron violated Amgen’s patent on an injectable cholesterol drug. This headline news also weighed on the stock price. OneMain Holdings, a U.S.-based consumer lending company, saw its share price decline during the period after reporting slightly higher loan loss trends and higher costs of funding from the high yield market.

The top contributors to performance relative to the Russell 3000 Index during the period included Apple (Information Technology), Sberbank (Financials), and Merck (Healthcare). Shares of Apple, a U.S.-based multinational technology company, declined during the period following a lackluster quarterly earnings report, in which the company reported a year-over-year decline in quarterly sales for the first time since 2003, as well as a drop in iPhone sales. In addition, regulatory conditions have weighed on sales in China. Not owning this benchmark constituent contributed positively to relative performance during the period. Shares of Sberbank, a Russian banking and financial services company, rose during the period. In May, the company reported a record profit for the first quarter of 2016, largely driven by lower borrowing costs and a decline in loan-loss provisions. Shares of Merck, a U.S.-based pharmaceutical company that produces vaccines and treatments across a number of conditions, outperformed during the period as investors reacted favorably to the company’s continued push into immuno-oncology therapies. Bristol-Myers Squibb (Healthcare) and Chubb (Financials) were among the top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite the increased risks to the global economic outlook, we continue to believe that the U.S. will show improving but uninspiring sequential growth for the second half of the year. The U.S. consumer remains healthy to date and the drag from the stronger U.S. dollar may become less of a constraint on a year over year basis. Risks to this outlook could come from increased uncertainty around the

November U.S. elections and broader concerns about the strength of global growth and the future of the E.U. in a post Brexit world. At the end of the period, the Fund’s largest overweights were to the Healthcare and Information Technology sectors, while the Fund’s largest underweights were to the Consumer Staples and Telecommunication Services sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	7.3
Energy	5.3
Financials	15.9
Health Care	17.6
Industrials	10.5
Information Technology	20.9
Materials	3.9
Telecommunication Services	1.3
Utilities	2.8

Total	97.8%

Short-Term Investments	1.4%
Other Assets & Liabilities	0.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

8

Hartford Disciplined Equity HLS Fund inception 05/29/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Disciplined Equity IA	2.37%	4.49%	13.76%	8.25%
Disciplined Equity IB	2.26%	4.21%	13.48%	7.98%
S&P 500 Index	3.84%	3.99%	12.10%	7.42%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.76% and 1.01%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

9

Hartford Disciplined Equity HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 2.37% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 3.84% for the same period. The Fund outperformed the 2.21% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision.

After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000, respectively, though all three groups posted positive returns during the six-month period. During the six-month period, six of the ten sectors within the S&P 500 Index posted positive returns, led by Telecommunication Services (+25%), Utilities (+23%), and Energy (+16%).

The Fund underperformed the S&P 500 Index during the period primarily due to weak security selection, primarily within Consumer Staples, Financials, and Information Technology, which more than offset stronger selection within the Consumer Discretionary and Utilities sectors. Sector allocation, which is a residual of the Fund’s bottom-up security selection process, also detracted from benchmark-relative returns during the period. Underweight allocations to the Energy and Telecommunication Services sectors more than offset the positive impact from overweights to the Consumer Staples and Utilities sectors.

The largest detractors from performance relative to the S&P 500 Index over the period were Signet Jewelers (Consumer Discretionary), Allergan (Healthcare), and Exxon Mobil (Energy). Shares of Signet Jewelers, a U.S.-based retailer of jewelry, fell over the period after the company’s reported revenue missed market estimates. Also, there continues to be fears of credit deterioration and perceived high levels of bad debt with respect to that company. Shares of Allergan, a U.S.-based specialty pharmaceutical company, fell during the period as Pfizer walked away from a proposed merger due to changes in the U.S. Treasury Department’s tax inversion rules. Shares of U.S.-based energy company Exxon Mobil rose over the period as oil prices stabilized and moved higher. Not holding the benchmark constituent detracted from relative performance. Shares of Bank of America (Financials), a U.S.-based financial services company, also detracted on an absolute basis.

The largest contributors to performance relative to the S&P 500 Index over the period were NextEra Energy (Utilities), American Electric Power (Utilities), and Pinnacle West Capital (Utilities). Shares of NextEra Energy, a U.S.-based electric power company, rose during the period as regulators approved a proposal from the company to construct and operate a natural gas pipeline to southern Florida.

10

Hartford Disciplined Equity HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Shares of U.S.-based public utility holding company American Electric Power rose over the period as the company increased its earnings guidance for 2016 and then later reaffirmed its earlier estimates. Shares of Pinnacle West Capital, a U.S.-based electric power company, rose after the company announced earnings that beat market expectations during the first quarter of 2016. Shares of Altria Group (Consumer Discretionary) also contributed positively to absolute performance over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

A new level of uncertainty has been introduced by approval of the U.K.’s referendum to leave the E.U. We believe this could potentially slow capital expenditures, not only in Europe but also here in the U.S., which moderates our forward looking growth expectations for the U.S. economy. While we believe that Brexit is a net negative, we also believe it is manageable; therefore, the concern shifts to the potential for other E.U. member countries to react similarly if the U.K. is successful. The large U.S. financial services firms that have operations in London face a lot of uncertainty. We will have to wait and see how the negotiations evolve to determine the full impact on these firms.

We believe the U.S. economy remains on a reasonable footing with continued moderate economic growth. However, Brexit has the potential to unleash further strengthening of the U.S. dollar, which could act as a previously unforeseen tightening. In terms of monetary policy, this may mean that the Fed remains on hold for longer, which could be a headwind for many financial firms, particularly the banks. We will continue to monitor the situation and attempt to understand the implications for the financials that we own through conversations with the management teams. Other capital expenditure exposed sectors (e.g., Information Technology, Industrials) may also face modestly difficult conditions due to the uncertainty.

While our outlook for the U.S. economy has moderated following the unexpected Brexit vote, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that relies largely on stock selection in seeking to generate benchmark relative outperformance.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.5%
Consumer Staples	15.0
Energy	3.0
Financials	13.9
Health Care	15.9
Industrials	10.5
Information Technology	16.8
Materials	3.8
Utilities	5.3

Total	97.7%

Short-Term Investments	1.9%
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

11

Hartford Dividend and Growth HLS Fund inception 03/09/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Month[1]	1 Year	5 Years	10 Years
Dividend and Growth IA	4.07%	2.91%	10.80%	7.60%
Dividend and Growth IB	3.95%	2.64%	10.52%	7.33%
S&P 500 Index	3.84%	3.99%	12.10%	7.42%
Russell 1000 Value Index	6.30%	2.86%	11.35%	6.13%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

12

Hartford Dividend and Growth HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 4.07% for the six-month period ended June 30, 2016, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 3.84% for the same period. The Fund underperformed the Russell 1000 Value Index, its other benchmark, which returned 6.30% for the same period. The Fund also underperformed the 6.41% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four, implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. During the six-month period, six of the ten sectors within the S&P 500 Index posted positive returns, led by Telecommunication Services (+25%), Utilities (+23%), and Energy (+16%).

Security selection contributed positively to the Fund’s returns relative to the S&P 500 Index during the period. Strong selection within Healthcare, Consumer Discretionary, and Utilities was only partially offset by weaker selection within Financials, Information Technology, and Consumer Staples. Sector allocation, a result of the Fund’s bottom up stock selection process, also contributed positively to returns relative to the S&P 500 Index during the period. Overweights to the Utilities and Energy sectors and an underweight to the Information Technology sector offset the negative impact of an overweight to Financials and an underweight to the Consumer Staples sector relative to the S&P 500 Index.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Verizon Communications

13

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

(Telecommunication Services), NextEra Energy (Utilities), and Edison International (Utilities). The Fund’s position in Verizon was the top relative contributor for the period. The stock rose during the period following the release of better-than-expected earnings results, supported by growth in wireless and Fios services. Shares of NextEra Energy, a U.S.-based clean Energy company, rose during the period on strong earnings that beat consensus expectations. Shares of Edison International, a U.S.-based utility company, rose during the period as investors flocked to utility equities, which are widely viewed as beneficiaries of low interest rates. Comcast (Consumer Discretionary) was among the top contributors to absolute performance.

The Fund’s top detractors from returns relative to the S&P 500 Index were Wells Fargo (Financials), a lack of exposure to AT&T (Telecommunication Services), and PNC Financial Services (Financials). Shares of Wells Fargo fell during the period as investors became increasingly concerned that interest rates will not move higher quickly enough to support near-term profitability for the bank. The Brexit referendum result reinforced these concerns; shares of companies with interest rate sensitivity sold off following the vote. Not owning benchmark constituent AT&T detracted from performance relative to the S&P 500 Index; the company’s stock posted a strong gain during the period on strong quarterly results and momentum from the company’s acquisition of DIRECTV. PNC Financial Services, a U.S.-based bank, saw its shares decline during the period. Investors remain concerned that interest rates will not move high enough to support growth, particularly following the approval of the Brexit vote. Bank of America (Financials) also detracted from absolute returns due to similar pressures as experienced by the broader set of financials equities.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Late in the period, the Brexit referendum result and the ensuing market volatility led to a change in the Fund’s outlook. While we had been looking for a 1.5-2.0% Gross Domestic Product (GDP) growth rate in the U.S., we now expect closer to 1.0-1.5% GDP growth, and the possibility of a recession (though not likely in our view) has come back into view. We are more cautious, particularly on Financials because rate normalization is likely to take longer to materialize. We are unlikely to add further to the Fund’s Financials overweight until we have more clarity on the rate outlook. Because the Fed has been so transparent about the criteria for raising rates, we expect they will need all of the requisite data points to move forward on the path to fiscal tightening. The Fed’s decision though is highly dependent on global markets, and will now likely be driven more by developments outside the U.S. than domestic trends. The negative interest rate environment and the high leverage levels of central banks globally are uncharted territory and have created something of a negative feedback loop.

The Fund’s thesis on Financials was that the stocks had highly attractive valuations combined with strong balance sheets and the potential for a decline in regulatory pressures. Based on these characteristics, we believed the group compared well to safety stocks at extended valuations. Because the banks had less credit exposure and high capital ratios, we believed the stocks may behave defensively. However, with negative interest rates, we feel that banks will be challenged to grow earnings. We remain bullish on major financial equities, based upon record low valuations. However, the lower for longer interest rate environment could delay the improvement that we expect.

We are now looking in other areas of the market for companies that we believe have solid cash flow, safe dividend yield, and reasonable valuations. Boeing and others in the defense industry are seen as cyclical businesses that have stable earnings and are attractively valued currently in our view. This is an example of our capital cycle framework and illustrates how we aim to add value by investing in companies in industries as they are waiting for a recovery to begin.

We anticipate ongoing volatility and expect the market may continue to be driven by macroeconomic drivers more than fundamentals for the near future as key questions about elections and monetary policy are resolved. In this volatile market context, we are focused on identifying companies that we feel have company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Financials, Energy, and Healthcare sectors, while the Fund’s largest underweights were to Information Technology and Consumer Discretionary.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

14

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.3%
Consumer Staples	7.6
Energy	10.0
Financials	21.9
Health Care	16.5
Industrials	10.0
Information Technology	13.7
Materials	3.3
Telecommunication Services	2.8
Utilities	5.2

Total	98.3%

Short-Term Investments	1.5%
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

15

Hartford Global Growth HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Global Growth IA	-0.49%	0.24%	9.85%	5.22%
Global Growth IB	-0.62%	0.00%	9.58%	4.95%
MSCI World Growth Index	0.13%	-1.51%	8.14%	6.04%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.81% and 1.06%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

16

Hartford Global Growth HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Matthew D. Hudson, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Global Growth HLS Fund returned -0.49% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 0.13% for the same period. The Fund outperformed the -0.85% average return of the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities finished the first half of 2016 flat, as the rally in global equities stalled. 2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the Bank of Japan followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the People’s Bank of China lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while European Central Bank (ECB) President Mario Draghi had previously indicated that more stimulus was coming, he took more action at the March meeting than was anticipated. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in a March market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The volatility in the market continued into the second quarter of 2016. After a lengthy and at times acrimonious campaign, the British electorate voted to leave the European Union (E.U.). Following a long period of closer European integration, this historic event (known as “Brexit”) marks a profound change in how the United Kingdom (U.K.) will interact with the rest of Europe. While the uncertainty about the outcome of the vote is now behind us, we are entering a new period of uncertainty regarding the implementation of the outcome, which may heighten near-term volatility. After the vote, global equities sharply sold off before recovering most of their losses in the final three days of the second quarter. Overshadowed by the Brexit vote were a promising European economic backdrop and the ECB’s reaffirmation of its policy stance to leave rates unchanged or lower. In the U.S., solid economic data helped investors shrug off the U.S. Federal Reserve’s (Fed) statements suggesting plans to further raise rates during 2016 in May. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

During the six-month period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI All Country World ex USA Index, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index. Within the MSCI World Growth Index, six of ten sectors posted positive returns during the period. Energy (+25%), Utilities (+8%), and Consumer Staples (+7%) gained the most, while the Healthcare (-5%), Financials (-4%), and Consumer Discretionary (-3%) sectors lagged the most on a relative basis.

The Fund’s underperformance versus the MSCI World Growth Index, was driven by sector allocation, a result of bottom-up security selection, which detracted from relative results for all but one sector. Underweights to Industrials and Materials, and an overweight to Information Technology detracted the most from relative performance. This was partially offset by positive security selection, which contributed positively to benchmark-relative results. Selection within Information Technology, Healthcare, and Consumer Staples was especially strong, more than offsetting weaker selection within Consumer Discretionary and Financials.

The top detractors from the Fund’s performance relative to the MSCI World Growth Index were Allergan (Healthcare), Amazon (Consumer Discretionary), and Bank of Ireland (Financials). Allergan, a U.S.-based high quality specialty pharmaceutical company, underperformed; after having announced a merger with Pfizer in the fourth quarter, the U.S. Treasury’s recent changes to tax inversion rules caused Pfizer to walk away from the deal, which led to a slump in Allergan’s stock price. Shares of Amazon, a U.S.-based global e-commerce company, declined due to fourth quarter 2015 revenue being reported below consensus estimates. The stock price of Bank of Ireland, an Ireland-based banking and financial services company,

17

Hartford Global Growth HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

fell over the period. Despite Ireland growing strongly and the bank executing well there, the company has operations in the U.K. that are now facing uncertainties amid the Brexit referendum. Top absolute detractors included Unione Di Banche (Financials).

Top contributors to performance relative to the MSCI World Growth Index included Apple (Information Technology), Zillow (Information Technology), and Bristol-Myers Squibb (Healthcare). Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, fell during the period due to demand for iPhones being down in the U.S. and Europe. Not holding the benchmark constituent contributed positively to benchmark-relative returns over the period. Shares of Zillow, a U.S.-based online real estate listing company, rose as the company is reaping the benefits of its acquisition of Trulia and its accelerating revenue. Shares of U.S.-based pharmaceutical company Bristol-Myers Squibb rose over the period. The company released strong first quarter earnings and raised guidance for the remainder of the year. Meaningfully higher-than-expected sales of their innovative products, Opdivo and Eliquis, drove top-line growth. British American Tobacco (Consumer Staples) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe that we are ready for what could prove to be a volatile balance of the year. Perhaps not fully understanding the implications of their actions, U.K. voters have created further uncertainty in an already unstable world. The U.K.’s exit from the European Union will be measured in years, not months. Despite this political drama taking place in Europe, the effects will likely be felt globally. Japan also appears limited in what it can do to inflate its declining economy. The U.S. Fed will likely find it more difficult to raise rates, if they can at all.

We believe that global economic growth will remain lower for longer; however we are seeing some signs of improvement off the bottom from macroeconomic indicators that we monitor supported by stimulatory policies from central banks around the world. We are closely monitoring the Fund’s holdings and will make adjustments as needed.

At the end of the period, the Fund’s largest sector overweights were to the Information Technology, Financials, and Consumer Discretionary sectors while we were most underweight Industrials, Consumer Staples, and Materials, relative to the MSCI World Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Country

as of June 30, 2016

Country	Percentage of Net Assets
Australia	0.5%
Belgium	1.5
British Virgin Islands	0.0
China	2.9
Denmark	2.3
France	0.5
Germany	1.6
Hong Kong	1.8
Ireland	1.2
Israel	1.0
Italy	0.7
Japan	5.6
Netherlands	0.6
Portugal	0.7
South Korea	0.6
Spain	0.5
Sweden	0.6
Switzerland	2.8
Taiwan	1.3
United Kingdom	6.6
United States	65.2
Short-Term Investments	1.2
Other Assets & Liabilities	0.3

Total	100.0%

18

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Opportunities IA	-1.72%	-0.80%	13.13%	8.83%
Growth Opportunities IB	-1.87%	-1.07%	12.84%	8.56%
Growth Opportunities IC	-2.00%	-1.32%	12.57%	8.29%
Russell 3000 Growth Index	1.14%	1.88%	12.04%	8.65%
Russell 1000 Growth Index	1.36%	3.02%	12.35%	8.78%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.65%, 0.90% and 1.16%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

19

Hartford Growth Opportunities HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned -1.72% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 1.14% and 1.36%, respectively, for the same period. The Fund outperformed the -2.23% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the period as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union

(E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. Eight out of ten sectors in the Russell 3000 Growth Index rose during the period. Defensive sectors such as, Telecommunication Services (+23%) and Utilities (+15%) gained the most, while the more innovative and higher growth Healthcare (-6%) and Information Technology (-2%), were the worst performers.

Sector allocation, a result of the bottom-up stock selection process, was the primary detractor from performance relative to the Russell 3000 Growth Index over the period, due to underweights to Consumer Staples and Telecommunication Services and an overweight to Healthcare, which was only partially offset by the positive impact from an overweight to Energy. Security selection also detracted from relative performance during the period. Security selection in the Financials, Consumer Discretionary, and Consumer Staples sectors were the largest detractors. Stock selection in Healthcare, Energy, and Information Technology was positive, but not enough to offset negative results elsewhere in the Fund.

The top detractors from performance relative to the Russell 3000 Growth Index during the period included Tableau Software (Information Technology), Bank of America (Financials), and Platform

20

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Specialty (Materials). Tableau Software, a U.S.-based developer of data visualization applications, saw its stock price decline after results disappointed. Further analysis revealed that Tableau’s recent struggles are likely to be an early warning sign of developing competitive challenges. The emerging challenges stem from software incumbents such as Microsoft, who have grown interested in Tableau’s core market and the profitability of the industry. Shares of Bank of America, a U.S.-based global financial services company, fell during the period due to pressure amid fears of a “lower-for-longer” rate environment. Slowing global growth and concerns about deterioration in asset quality from the oil rout also pressure shares. Shares of Platform Specialty, a U.S.-based chemical company, fell due to earnings weakness attributable to the slowdown in global growth and the rising cost of capital, which had an outsized impact on this acquisition driven growth company. Top absolute detractors during the period also included Allergan (Healthcare).

The top contributors to performance relative to the Russell 3000 Growth Index during the period were Zillow (Information Technology), Mobileye (Information Technology), and Newfield Exploration (Energy). Shares of Zillow, a U.S.-based online real estate listing company, rose as the company is reaping the benefits of its acquisition of Trulia and its accelerating revenue. Shares of Mobileye, an Israel-based supplier of software solutions for ADAS (Advanced Driver Assistance Systems) applications, rose as the company reported positive results for the fourth quarter in January/February including a key partnership with Volkswagen, their first with the German automobile manufacturer. Shares of Newfield Exploration, a U.S.-based oil and gas exploration and production company, rose as the company increased its second quarter and full year 2016 production guidance, driven by strong production in the Anadarko Basin. Facebook (Information Technology) and Priceline (Consumer Discretionary) were among the top absolute contributors.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the market volatility experienced during the first half of the year to persist into the third quarter of 2016. Concerns over the implications of Brexit, negative interest rates, muted global growth and the uncertainty surrounding the U.S. elections, have all contributed to the turbulent macro environment. We believe a recession in the U.K. is likely to occur, but we do not expect this to have significant consequences for the U.S. or global economy. Despite this uncertainty, we continue to seek to identify companies that fit the Fund’s investment criteria by employing our bottom-up investment process. During the period, we added several names in the Consumer Discretionary sector, where we have a differentiated view of companies’ earnings potential. We are seeing improvement in consumer spending relative to the first half of the year, which we believe may help these companies achieve our anticipated acceleration.

At the end of the period, the Fund was most overweight the Information Technology and Energy sectors and most underweight the Consumer Staples and Materials sectors relative to the Russell 3000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	18.6%
Consumer Staples	4.3
Energy	4.1
Financials	7.3
Health Care	20.2
Industrials	10.6
Information Technology	33.1
Materials	1.0

Total	99.2%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.8
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

21

Hartford Healthcare HLS Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Healthcare IA	-6.43%	-8.20%	17.77%	11.85%
Healthcare IB	-6.57%	-8.42%	17.47%	11.57%
S&P Composite 1500 Health Care Index	0.58%	-1.96%	17.32%	11.40%
S&P 500 Index	3.84%	3.99%	12.10%	7.42%
Spliced Index	-1.70%	-6.32%	17.11%	11.58%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Effective May 2, 2016, the S&P North American Health Care Sector Index was discontinued.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index was a modified capitalization-weighted index based on United States headquartered health care companies.

Spliced Index is calculated by Hartford Funds Management Company, LLC and returns from April 1, 2016 to June 30, 2016 represent the S&P Composite 1500 Health Care Index and returns prior to April 1, 2016 represent the S&P North American Health Care Sector Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.87% and 1.12%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

22

Hartford Healthcare HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Healthcare HLS Fund returned -6.43% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark*, which returned -1.70% for the same period. The Fund also underperformed the Fund’s other benchmark, the S&P 500 Index, which returned 3.84% for the same period. The Fund outperformed the -7.54% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?*

Health care equities (+0%) underperformed both the broader U.S. equity market (+4%) and the global equity market (+2%) during the period, as measured by the S&P 500 Healthcare, S&P 500, and the MSCI World Indices, respectively. Within the Fund’s benchmark, small-cap biopharma returned (-25%), mid-cap biopharma returned (-42%), and large-cap biopharma returned (-4%), while medical technology returned (+10%) and health services returned (+2%).

The Fund underperformed its benchmark over the period due primarily to negative sector allocation. An overweight to mid- and small-cap biopharma detracted from relative results during the period, more than offsetting an overweight to medical technology and an underweight to large-cap biopharma which contributed positively to benchmark- relative performance. Security selection also modestly detracted from benchmark-relative performance. Security selection was weakest in large-cap biopharma, medical technology, and small-cap biopharma. This was partially offset by stronger selection in mid-cap biopharma and health care services over the period.

Johnson & Johnson (biopharma), Alkermes (biopharma), and Pfizer (biopharma) were the top detractors from benchmark-relative performance. A significant underweight to Johnson & Johnson, a U.S. based medical device and pharmaceutical manufacturer, detracted from benchmark-relative returns during the period as the stock held up well given the defensive nature of its broadly diversified business. Shares of Alkermes, a U.S. biopharmaceutical company, fell after the company announced discouraging results from one of its trials early in the year. Shares of Pfizer, a U.S. pharmaceutical company, rose as the company announced a deal to buy Anacor Pharmaceuticals. Not owning this benchmark constituent detracted from benchmark-relative performance. Allergan (biopharma) was a top detractor from absolute performance during the period.

Valeant Pharmaceuticals (biopharma), Alexion (biopharma), and Gilead Sciences (biopharma) contributed positively to benchmark-relative results over the period. Shares of Valeant Pharmaceuticals, a global specialty drugs manufacturer, declined significantly during the period, as lower earnings, financial forecasts, and concerns over potential bond defaults led to a sharp sell-off. Not owning this benchmark constituent contributed positively to benchmark-relative performance. Shares of Alexion, a U.S.-based biopharmaceutical company, fell as disappointing data suggests that the company’s lead product, Soliris, won’t be expanding its list of approved indications to refractory generalized myasthenia gravis (gMG). Not owning this benchmark constituent contributed positively to benchmark-relative performance over the period. Shares of Gilead Sciences, a U.S.-based research-focused biopharmaceutical firm, fell as future growth catalysts are difficult to handicap as the scientific challenges surrounding the firm’s pipeline initiatives remain formidable.

*	Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Benchmark returns in this section represent the S&P North American Health Care Index from January 1, 2016 through March 31, 2016 and the S&P Composite 1500 Health Care Index from April 1, 2016 to June 30, 2016. The Fund also underperformed the S&P Composite 1500 Health Care Index, which returned 0.58%, during the six-month period ended June 30, 2016.

23

Hartford Healthcare HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Eliminating the Fund’s position during the period contributed positively to benchmark-relative performance. UnitedHealth Group (Healthcare) was a top contributor to absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

After a disappointing start to the year, portfolio results during the second quarter headed in the right direction. We are not satisfied, of course, and work remains in order to return performance to positive territory for the year. With the upcoming U.S. elections and the transition to a new administration next year, we expect continued near- and mid-term uncertainty around the future of health care reform and drug pricing policies. We believe that ObamaCare is here to stay, however, and we do not expect in the foreseeable future to see fundamental changes to the way drugs are priced and paid for in the U.S. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style healthcare should continue to drive growth of the Healthcare sector, in our opinion.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	0.4%
Health Care	97.2
Information Technology	0.3

Total	97.9%

Short-Term Investments	2.1%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

24

Hartford High Yield HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
High Yield IA	7.02%	0.05%	4.88%	6.87%
High Yield IB	6.86%	-0.29%	4.61%	6.60%
Barclays U.S. Corporate High Yield Bond Index	9.06%	1.62%	5.84%	7.56%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.76% and 1.01%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

25

Hartford High Yield HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford High Yield HLS Fund returned 7.02% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 9.06% for the same period. The Fund outperformed the 6.53% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the first half of 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the United Kingdom’s (U.K.’s) vote to leave the European Union (E.U.). During the first quarter of 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Federal Reserve (Fed) appeared willing to hold off on further rate increases as it indicated an even slower path to raising rates; The Fed refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties.

A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets during the start of the second quarter. However, investors turned more cautious in June as the outcome of the referendum on U.K.’s ending its E.U. membership (known as “Brexit”) moved into sharper focus. The Federal Open Market Committee (FOMC) held rates steady during the quarter, while upholding its baseline view for a gradual tightening in monetary policy. Markets started to come around to the idea of a possible rate increase in June or July after a flurry of statements suggesting plans to further raise rates during 2016 in May. However, a weak U.S. payrolls report in early June and growing uncertainty over Brexit started to unwind some of those expectations. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase rates ahead of the E.U. referendum vote in the U.K. The U.K.’s momentous vote to leave to the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. Credit spreads initially widened in the wake of the U.K.’s vote to leave the E.U. but then rallied strongly into the end of the six-month period on the prospect of further monetary policy easing globally.

Developed markets’ government bond prices gained over the six-month period as global uncertainties kept central banks in easing mode, Japan joined the growing list of countries with negative yields, and Brexit caused a significant decline in interest rates. In the U.S., the yield curve dropped and flattened; yields on intermediate- and long-term bonds declined more sharply than those on short-term bonds. The U.S. dollar ended the first half of the year with mixed performance against its major counterparts. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy and the effects of the Brexit vote. The British pound and the Euro depreciated against the U.S. dollar.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including U.S. high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this performance masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and in the aftermath of Brexit.

The Barclays U.S. Corporate High Yield Bond Index returned 9.06% for the six-months ended June 30, 2016 and outperformed duration equivalent treasuries by 4.77%. The Option-Adjusted Spread of the index was 5.94% on June 30, 2016, a decrease of 0.66% from December 31, 2015.

26

Hartford High Yield HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Index, primarily as a result of sector allocation, due largely to underweight allocations to Metals and Mining and Energy as commodity prices stabilized and those sectors rallied during the period. On the other hand, having no exposure to the Transportation sector contributed positively to relative returns over the period, as the sector lagged the overall index.

In aggregate, security selection had a negligible impact on performance relative to the Barclays U.S. Corporate High Yield Bond Index over the period. Security selection was positive in the paper and cable satellite sectors. Within the paper sector, we focused on issuers that we believed could benefit from continued support from lumber prices in response to capacity curtailments and steady North America housing demand. Within cable satellite, we favored issuers that are more defensive in nature with historically stable cash flows, high margins, and strong balance sheets. However, this positive selection was partially offset by our credit selection within the Financials sector, as exposure to a number of European banks detracted from relative returns due to uncertainty over the impact of the U.K.’s exit from the E.U. While European banks may have earnings headwinds from slower growth and lower rates, we believe they will not have capital problems. Additionally, selection within media entertainment and wireless detracted from relative results over the period.

The Fund’s underweight to CCC- and below rated bonds, which outperformed their higher-rated counterparts, detracted from relative performance during the period.

The Fund’s credit default swap positions on the CDX index, which are used to tactically adjust the Fund’s exposure to the market, had a modestly positive impact on relative performance during the period.

What is the outlook?

While we remain selective in our approach to investing in energy issuers, we continue to focus the Fund’s exposure on higher quality Exploration and Production (E&P) credits and remain cautious on oil services and refining issuers. In the Metals and Mining sector, we remain underweight as we continue to be concerned about a slowdown in global metals demand driven by emerging markets as well as industry oversupply. We are taking a bottom-up, issuer-specific approach to investing in this small sector, which is driving the Fund’s lack of exposure to transportation issuers.

We remain generally constructive on high yield based on what we consider to be attractive valuations and stable company fundamentals overall, although there is more uncertainty surrounding the global macroeconomic landscape, particularly following the U.K. referendum to leave the European Union. We are most positive on the U.S. economy, and as a result are emphasizing issuers that we believe will benefit from a strong U.S. consumer and sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We expect that default rates will peak in 2016 in the 5-6% range, with the defaults mainly concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). Yields in these sectors are higher on average than the broad market and we have been finding what we view as opportunities, but are being selective in our approach. While we continue to monitor potential impacts to global growth due to the increased macroeconomic uncertainty and potential trends toward more protectionist policies, we believe that the high yield market will continue to be supported by strong investor demand. We expect that the seemingly insatiable global demand for yield will continue as a result of the low absolute level of interest rates around much of the globe. We believe this “search for yield” is likely to provide a tailwind for high yield markets over the balance of 2016.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Diversification by Security Type

as of June 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.5%

Total	0.5%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.6
Corporate Bonds	92.0
Senior Floating Rate Interests	1.6

Total	94.2%

Short-Term Investments	2.3%
Other Assets & Liabilities	3.0

Total	100.0%

27

Hartford International Opportunities HLS Fund inception 07/02/1990

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
International Opportunities IA	-2.89%	-7.48%	2.99%	4.35%
International Opportunities IB	-3.06%	-7.73%	2.72%	4.08%
MSCI All Country World ex USA Index	-0.67%	-9.80%	0.56%	2.33%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.74% and 0.99%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

28

Hartford International Opportunities HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA of Hartford International Opportunities HLS Fund returned -2.89% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned-0.67% for the same period. The Fund also underperformed the -2.36% average return of the Lipper International Multi-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities finished the first half of the year down, as measured by the MSCI All Country World ex USA Index. 2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the Bank of Japan followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the People’s Bank of China lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while European Central Bank (ECB) President Mario Draghi had previously indicated that more stimulus was coming, he took more action at the March meeting than was anticipated. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the March market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The volatility in the market continued into the second quarter of 2016. After a lengthy and at times acrimonious campaign, the British electorate voted to leave the European Union (E.U.). Following a long period of closer European integration, this historic event, known as “Brexit,” marks a profound change in how the United Kingdom (U.K.) will interact with the rest of Europe. While the uncertainty about the outcome of the vote is now behind us, we are entering a new period of uncertainty regarding the implementation of the outcome, which may heighten near-term market volatility. After the vote, global equities sharply sold off before recovering most of its losses in the final three days of the second quarter. Overshadowed by the Brexit vote were a promising European economic backdrop and the ECB’s reaffirmation of its policy stance to leave rates unchanged or lower. In the U.S., solid economic data helped investors shrug off the U.S. Federal Reserve’s (Fed) statements suggesting plans to further raise rates during 2016 in May. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

During the six-month period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI All Country World ex USA Index, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index.

Seven of the ten sectors in the MSCI All Country World ex USA Index posted positive returns during the period; Energy (+19%), Materials (+11%), and Consumer Staples (+7%) rose the most, while Consumer Discretionary (-9%), Financials (-9%), and Healthcare (-3%) fell.

The Fund underperformed the MSCI All Country World ex USA Index due predominantly to security selection, while sector allocations also detracted from performance. Security selection was weakest within the Consumer Discretionary, Industrials, and Materials sectors. This was partially offset by stronger selection within the Financials and Healthcare sectors. Sector allocation, a result of our bottom-up security selection process, also detracted from benchmark-relative performance during the period. An underweight to the Materials sector and an overweight to the Healthcare sector detracted from benchmark relative returns, which was partially offset by an underweight to Financials, which contributed positively. On a regional basis, the Fund’s overweight to and security selection in Europe detracted the most; this was slightly offset by positive performance from security selection in Japan.

Top detractors from performance relative to the MSCI All Country World ex USA Index during the period included Sky (Consumer Discretionary), Luxottica Group (Consumer Discretionary), and International Consolidated Air (Industrials). Sky, a U.K.-based pay TV provider, saw its stock price fall late in the period as the result of the U.K. referendum put significant downward pressure on the British

29

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Pound. Sky shares were also affected by lower net subscription additions and lower profitability in Germany and Italy than were anticipated. The stock price of Luxottica Group, an Italian-based eyewear maker and retailer, fell as it reported lower earnings than what the market expected and its co-CEO stepped down in February. Shares of International Consolidated Air, a U.K.-based airline, also fell as a result of Brexit; the referendum results have increased levels of economic uncertainty, which could put additional pressure on the company’s business. China Life (Financials) and BNP Paribas (Financials) were top absolute detractors during the period.

The largest absolute and relative contributors to returns included Daito Trust (Financials), TransCanada (Energy), and Sberbank (Financials). Shares of Daito Trust, a Japanese real estate company, rose as their business continued to enjoy favorable market conditions as demand for low-cost rental housing remains fairly strong and the company has actively returned money to shareholders in the form of higher dividends and share buybacks. TransCanada, a Canadian energy infrastructure company, reported first quarter results in April which beat market consensus estimates for earnings and cash flow, sending the stock price of the company higher. Sberbank, a Russian commercial bank and lending institution, saw its stock price rise as stabilizing oil prices benefited the bank and the company issued an outlook for 2016 that exceeded market expectations.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Equity markets globally have continued with bouts of volatility this year, and the second quarter of 2016 was again a continuation of that trend that culminated with Brexit, one of the largest risk-events of the year. While we are disappointed in relative performance so far this year, it has been a market environment where uncertainty has continued to drive demand for yield and stable earnings growth and away from volatility, and we’ve seen equities with these characteristics be large drivers of market performance so far in 2016. We’ve also observed that some of our sustainable returns on capital companies have underperformed more than we would have expected over this period of time given certain idiosyncratic drivers. We continue to view many of these companies as key holdings for the portfolio and expect them to rebound over time as the market eventually recognizes the sustainability of their returns are being underappreciated.

The results of the U.K. referendum were certainly surprising; however, we were not positioned either way for it as our approach is not to position the portfolio for binary events. The result does introduce some longer-term uncertainties which include the potential for additional referendums in Europe which could continue to call the sustainability of the E.U. into question. It is also concerning that the result was a move away from globalization, something that we have seen increasingly more discussion around. We remain of the view that global growth will continue to be low, but central banks are likely to continue to respond with additional accommodative measures to help support growth around the world, especially considering the most recent external shock in Europe. We believe that there continues to be a multitude of events on the political calendar for 2016 that will likely keep volatility higher than average given the general averseness to uncertainty this year, but we will seek to take advantage of that volatility where appropriate to buy what we believe to be attractive, mispriced assets that fit our process and philosophy.

At the end of the period, relative to the MSCI All Country World ex USA Index, the Fund was most overweight Energy, Consumer Staples, and Healthcare, and most underweight Financials, Utilities, and Telecommunication Services. On a regional basis, the Fund ended the period with an overweight to Europe, including the U.K. We ended the period underweight Emerging Markets and Asia, including Japan.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Currency Concentration of Securities

as of June 30, 2016

Description	Percentage of Net Assets
Australian Dollar	0.2%
Brazilian Real	0.4
British Pound	18.8
Canadian Dollar	6.9
Danish Krone	0.2
Euro	34.4
Hong Kong Dollar	2.8
Indian Rupee	2.4
Japanese Yen	10.4
South Korean Won	1.6
Swedish Krona	1.0
Swiss Franc	6.6
Taiwanese Dollar	3.1
United States Dollar	11.2
Other Assets & Liabilities	0.0

Total	100.0%

30

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.7%
Consumer Staples	13.9
Energy	9.9
Financials	18.3
Health Care	10.8
Industrials	11.6
Information Technology	10.1
Materials	6.1
Telecommunication Services	3.1
Utilities	1.4

Total	96.9%

Short-Term Investments	3.1%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

31

Hartford MidCap HLS Fund inception 07/14/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap IA	2.94%	-0.97%	10.87%	8.86%
MidCap IB	2.81%	-1.21%	10.58%	8.58%
S&P MidCap 400 Index	7.93%	1.33%	10.55%	8.55%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

32

Hartford MidCap HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap HLS Fund returned 2.94% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 7.93% for the same period. The Fund outperformed the 0.11% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. Within the S&P MidCap 400 Index, all ten sectors posted positive returns during the period. The Utilities (+27%), Materials (+22%), and Telecommunication Services (+16%) sectors posted the highest returns while the Consumer Discretionary (+2%), Information Technology (+3%), and Healthcare (+5%) sectors lagged the most on a relative basis.

The Fund’s underperformance relative to the S&P MidCap 400 Index during the period was driven primarily by weak security selection. Security selection in the Healthcare, Consumer Discretionary, and Financials sectors detracted the most, which more than offset stronger selection in Energy and Information Technology. Sector allocation, a result of the bottom-up security selection process, also detracted from relative returns over the period. Underweights to Utilities and Materials detracted from relative returns, which more than offset positive performance from underweights to Consumer Discretionary and Financials.

Top detractors from relative performance during the period were Alkermes (Healthcare), Robert Half (Consumer Discretionary), and TripAdvisor (Consumer Discretionary). The stock of Alkermes, a U.S. biopharmaceutical company, fell after the company announced discouraging results from one of its trials early in the year. Shares of Robert Half, a U.S.-based temporary staffing company, fell after an analyst downgrade triggered a sell-off, even though the company posted results in the second quarter that were in-line with market expectations. TripAdvisor, a U.S. online travel company, suffered from a number of analyst downgrades in early 2016 and reported a decline in net profits in May, putting downward pressure on the share price. SunPower (Information Technology) was also a top absolute detractor over the period.

33

Hartford MidCap HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Top contributors to relative and absolute performance during the period were Zillow (Information Technology), Vantiv (Information Technology), and UGI Group (Utilities). Shares of Zillow, a U.S.-based online real estate listing company, rose as the company is reaping the benefits of its acquisition of Trulia (Information Technology) and its accelerating revenue. Shares of Vantiv, a U.S.-based merchant acquirer that connects businesses to credit card companies, rose over the period as they continued to benefit from the secular trend of moving away from payment by cash and check to electronic transactions and as the company has exhibited robust revenue and earnings growth. The stock price of UGI Group, a U.S. utilities company, rose over the period, despite the warmer weather, as investors were generally pleased with the resiliency of the company’s business mix, which should help sustain profit margins moving forward.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe uncertainty about the implications of Brexit, upcoming elections, a rising oil price environment, the future direction of interest rates, and geopolitical developments will likely cause increased market volatility in the short to medium term.

As a result of our bottom-up, company specific process based on FVE (fundamentals, valuation, and expectations), we ended the period overweight the Industrials, Information Technology, and Energy sectors. The Fund’s industrial holdings include market leaders across waste disposal, credit reporting agencies, and leading niche manufacturers. The Fund’s largest underweight at the end of the period was to the Financials sector, and more specifically real estate investment trusts (REITs), which we continued to view as unattractive.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.8%
Consumer Staples	0.7
Energy	7.5
Financials	16.1
Health Care	12.9
Industrials	24.4
Information Technology	21.8
Materials	3.2
Utilities	2.5

Total	99.9%

Short-Term Investments	0.1%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

34

Hartford MidCap Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap Value IA	0.97%	-4.88%	9.82%	7.27%
MidCap Value IB	0.90%	-5.14%	9.55%	7.01%
Russell 2500 Value Index	7.84%	0.22%	9.59%	6.52%
Russell MidCap Value Index	8.87%	3.25%	11.70%	7.79%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.84% and 1.09%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

35

Hartford MidCap Value HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Value HLS Fund returned 0.97% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 7.84% for the same period, and the Fund’s other benchmark, the Russell MidCap Value Index, which returned 8.87% for the same period. The Fund also underperformed the 3.66% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. Within the Russell 2500 Value Index, eight out of ten sectors posted positive returns during the six-month period. The Materials (+26%), Utilities (+25%), and Consumer Staples (+19%) sectors performed the best while the Healthcare (-2%) and Consumer Discretionary (-3%) sectors lagged over the period.

The Fund’s underperformance relative to the Russell 2500 Value Index was largely driven by weak security selection. Negative stock selection within the Consumer Discretionary, Materials, and Financials sectors more than offset positive stock selection within Energy and Consumer Staples. Sector allocation, a result of the bottom-up security selection process, also detracted from relative results over the period, primarily due to an underweight to Utilities and an overweight allocation to Consumer Discretionary. An overweight to Energy and Materials contributed positively to benchmark-relative performance over the period.

The largest detractors from absolute returns and returns relative to the Russell 2500 Value Index included Global Brands Group (Consumer Discretionary), Performance Sports Group (Consumer Discretionary), and Norwegian Cruise Lines (Consumer Discretionary). Shares of Global Brands Group, a Hong Kong-based company that designs and markets fashion apparel, fell during the period. While the decline is not attributable to anything specific to the company’s operations, the biggest obstacle is a lack of investor attention due to its Hong Kong listing. Shares of Performance Sports Group (PSG), a Canada-based manufacturer of sports equipment, fell during the period as PSG preannounced a significant sales and earnings miss in their Easton baseball equipment business. Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to first quarter 2016 earnings report that cited recent terror attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue.

36

Hartford MidCap Value HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

The largest contributors to benchmark-relative performance included Diamondback Energy (Energy), Silicon Motion (Information Technology), and Newfield Exploration (Energy). Diamondback Energy, a U.S.-based independent oil and natural gas company, rose during the period as the recent recovery in oil prices served as a tailwind. Shares of Silicon Motion, a Taiwan-based company that designs, develops, and markets semiconductor solutions for mobile devices, rose after the company announced positive first quarter financial results and raised guidance for the second quarter 2016. Shares of Newfield Explorations, a U.S.-based oil and gas exploration and production company, rose as the company increased its second quarter and full year 2016 production guidance, driven by strong production in the Anadarko Basin, benefiting the stock price. Top absolute contributors during the period included UGI Corporation (Utilities).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The outlook is clouded with Brexit. Our macroeconomic group now projects a recession in the U.K., and they have lowered 2017 Gross Domestic Product (GDP) growth estimates to +1.1% in Europe and +1.9% in the U.S. (down 0.40% and 0.30%, respectively). We believe the actual exit process and U.K. political disarray are highly uncertain, and the longer it takes to sort out the greater the impact will be on business confidence and investment. Longer term we are concerned about European cohesion among other members. We believe markets are pricing in an expectation of further aggressive monetary easing, but it is becoming increasingly clear that the negative rate policies have not succeeded in stimulating economic growth (and are likely hindering it and widening the wealth gap). In the U.S. we do not agree with the view that the move in Treasury yields is signaling imminent recession. We believe low rates may help boost housing and consumer income growth remains relatively healthy. Employment growth in June bounced back strongly from May. We believe the Fed can hold off until something big changes – a further build in inflation (we believe is less likely than it seemed pre-Brexit) or a major policy change post- U.S. election. Developed market equities have free cash flow yields averaging around 8% which we believe continue to support dividends and share buybacks that appeal in a yield-starved world, but greater incentive for reinvestment might be healthier for sustainable long term economic growth.

The Fund ended the period most overweight to Information Technology, Materials, and Consumer Discretionary sectors, and most underweight the Financials, Utilities, and Healthcare sectors relative to the Russell 2500 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.1%
Consumer Staples	3.2
Energy	8.6
Financials	30.6
Health Care	3.3
Industrials	12.0
Information Technology	12.9
Materials	8.5
Telecommunication Services	0.9
Utilities	6.9

Total	98.0%

Short-Term Investments	1.6%
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

37

Hartford Small Cap Growth HLS Fund* inception 05/02/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Cap Growth IA	-0.76%	-8.69%	9.57%	8.07%
Small Cap Growth IB	-0.90%	-8.92%	9.29%	7.80%
Russell 2000 Growth Index	-1.59%	-10.75%	8.51%	7.14%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

Hartford Investment Management Company (“HIMCO”) became an additional sub-adviser effective November 13, 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, HIMCO no longer serves as a sub-adviser to the Fund.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

*	Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

38

Hartford Small Cap Growth HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small Cap Growth HLS Fund returned -0.76% for the six-month period ended June 30, 2016, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -1.59%. For the same period, the Fund outperformed the average return of the Lipper Small-Cap Growth Funds peer group -1.05%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period.

Eight of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. Telecommunication services (+25%), Materials (+10%), and Consumer Staples (+10%) performed best, while Healthcare (-14%) and Energy (-2%) lagged the broader index.

Security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index. Selection was strongest within the Consumer Discretionary, Healthcare, and Financials sectors, and weakest within the Information Technology and Materials sectors. Sector allocation, which is a result of the Fund’s bottom-up security selection process, contributed modestly to relative results. An underweight to Healthcare and overweights to Consumer Staples and Energy contributed positively to benchmark-relative performance, while underweights to Industrials and Telecommunication Services detracted from performance.

CoreSite Realty (Financials), Burlington Stores (Consumer Discretionary), and TESARO (Healthcare) were top contributors to results relative to the Russell 2000 Growth Index over the period. Shares of CoreSite Realty, a U.S.-based owner and operator of data centers, rose during the period as the company had a strong first quarter earnings release during the period. Burlington Stores, a U.S.-based off-price apparel retailer, saw its share price increase during the period. Though the company is called Burlington Stores, it is still known as Burlington Coat Factory (only 7% of their sales are actually coats). Many investors feared that the company would be overly exposed to the warm winter weather and the stock struggled late in 2015. Burlington dispelled those fears after it reported strong

39

Hartford Small Cap Growth HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

fourth quarter earnings during the first quarter of 2016, which caused the stock to jump. Another top contributor to relative performance was TESARO, a U.S.-based oncology-focused biopharmaceutical company. The stock surged after the company posted positive Phase Three data for their ovarian cancer drug. Top absolute contributors during the period also included WellCare Health Plan (Healthcare).

The top relative detractors from performance relative to the Russell 2000 Growth Index over the period were Portola Pharmaceuticals (Healthcare), Biocryst Pharmaceuticals (Healthcare), and PTC Therapeutics (Healthcare). The top detractor from performance was Portola Pharmaceuticals, a U.S.-based biopharmaceutical company. The share price of Portola suffered during the period after the company announced disappointing data for the Phase 3 study of their anti-coagulant Betrixaban. Shares of Biocryst Pharmaceuticals, a U.S.-based biotechnology company focused on autoimmune diseases and antivirals, fell during the period after the company reported disappointing trial results for its treatment for angioedema attacks, which showed that it did not demonstrate a statistically significant reduction in attack rates compared to a placebo study. Shares of PTC Therapeutics, a U.S.-based biopharmaceutical company focused on the discovery and development of orally administered small molecule drugs, declined during the period after the company received a “refuse to file” letter from the FDA in late February in response to its January NDA (new drug application) for their Duchenne muscular dystrophy drug. The response indicates the application did not contain sufficient information. Ultragenyx Pharmaceuticals (Healthcare) was among the top detractors from absolute performance over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

A new level of uncertainty has been introduced by approval of the U.K.’s referendum to leave the E.U. We believe this could potentially slow capital expenditures, not only in Europe but also here in the U.S., which moderates our forward looking growth expectations for the U.S. economy. While we believe Brexit is a net negative, we believe it is manageable; therefore, we believe the concern shifts to the potential for other E.U. member countries to react similarly if the U.K. is successful. The large U.S. financial services firms that have operations in London face a lot of uncertainty. We will have to wait and see how the negotiations evolve to determine the full impact on these firms.

We believe the U.S. economy remains on a reasonable footing with continued moderate economic growth. However, Brexit has the potential to unleash further strengthening of the U.S. dollar, which could cause unforeseen fiscal tightening. In terms of monetary policy, this may mean that the Fed remains on hold for longer, which could be a headwind for many financial firms, particularly the banks. We will continue to monitor the situation and attempt to understand the implications for the financials that we own through conversations with their management teams. Other capital expenditure exposed sectors (e.g., Information Technology, Industrials) may also face modest difficult conditions due to the uncertainty.

While our outlook for the U.S. economy has moderated following the unexpected Brexit vote, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that relies largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period were to the Consumer Staples and Consumer Discretionary sectors. Financials and Information Technology represented the largest underweights relative to the Russell 2000 Growth Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

40

Hartford Small Cap Growth HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.7%
Consumer Staples	4.3
Energy	1.3
Financials	11.2
Health Care	22.5
Industrials	14.9
Information Technology	22.6
Materials	4.6
Telecommunication Services	0.8

Total	98.9%

Short-Term Investments	1.5%
Other Assets & Liabilities	(0.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

41

Hartford Small Company HLS Fund* inception 08/09/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Company IA	-6.34%	-18.60%	5.63%	5.66%
Small Company IB	-6.44%	-18.80%	5.37%	5.41%
Russell 2000 Growth Index	-1.59%	-10.75%	8.51%	7.14%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.72% and 0.97%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

Performance information shown prior to July 21, 2010 also reflects the performance of Hartford Investment Management Company, when it served as a sub-adviser to a portion of the Fund.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

*	Effective June 26, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

42

Hartford Small Company HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned -6.34% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned -1.59% for the same period. The Fund also underperformed the -1.05% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. Eight of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. Telecommunication services (+25%), Materials (+10%), and Consumer Staples (+10%) performed the best, while Healthcare (-14%) and Energy (-2%) lagged the broader index.

Stock selection was the main driver of underperformance relative to the Russell 2000 Growth Index, primarily due to weak selection within the Information Technology, Materials, and Healthcare sectors. This was partially offset by stronger selection in the Energy sector. Sector allocation, which is the result of bottom-up stock selection, contributed positively to relative returns, primarily due to an underweight to Healthcare and an overweight to the Financials sector, which offset the negative impacts of underweight allocations to the Consumer Staples and Telecommunication Services sectors.

Top detractors from returns relative to the Russell 2000 Growth Index during the period included KapStone Paper (Materials), Tableau Software (Information Technology), and SunPower (Information Technology). Shares of KapStone Paper, a U.S.-based producer of paper and corrugated packaging products, fell as the company faced difficult conditions from price erosion, a strong U.S. dollar, and higher than planned maintenance costs. Tableau Software, a U.S.-based developer of data visualization applications, saw its stock price decline after results disappointed. Further analysis revealed that Tableau’s recent struggles are likely early warning signs of broader developing competitive challenges from software incumbents like Microsoft who have grown interested in Tableau’s core market. As a result, we eliminated our position. Shares of SunPower, a U.S.-based solar energy company that designs and manufactures crystalline silicon photovoltaic cells, roof tiles, and solar panels, fell during the

43

Hartford Small Company HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

period on concerns that 2017 earnings will decline as the renewal of investment tax credits late last year has elongated project demand into future years. Advisory Board (Industrials) was a top detractor from absolute performance.

Top contributors to absolute performance and performance relative to the Russell 2000 Growth Index during the period included TESARO (Healthcare), Zillow (Information Technology), and QEP Resources (Energy). Shares of TESARO, a U.S.-based biopharmaceutical company, rose after the company reported strong data from a pivotal phase three ovarian cancer trial. The share price of Zillow, a U.S.-based real estate online marketplace, increased after a legal settlement that allowed it to put an end to a lawsuit that could have cost Zillow as much as $1 billion. Shares of QEP Resources, a U.S.-based oil and gas exploration company, rose as it reported strong first quarter earnings.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

In the first half of the year, we sought to take advantage of market dislocations as short-term fears created material buying opportunities in fundamentally strong growth businesses, in our opinion.

Though encouraged by the improved fundamental results we experienced across much of the portfolio during the second quarter, we are highly aware of the challenging longer-term performance that has resulted from recent portfolio weakness.

As a result of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight the Information Technology, Energy, and Telecommunication Services sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight the Healthcare, Consumer Discretionary, and Consumer Staples sectors relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.8%
Consumer Staples	1.6
Energy	2.1
Financials	9.5
Health Care	18.8
Industrials	13.8
Information Technology	33.0
Materials	3.5
Telecommunication Services	0.7

Total	96.8%

Short-Term Investments	0.7%
Other Assets & Liabilities	2.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

44

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	0.94%	-7.17%	8.08%	6.67%
Small/Mid Cap Equity IB	0.81%	-7.44%	7.80%	6.41%
Russell 2500 Index	3.98%	-3.67%	9.48%	7.32%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information from December 4, 2006 through June 4, 2012 includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund. Performance information prior to December 4, 2006 represents performance of other previous sub-advisers.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB shares performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.96% and 1.21%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

45

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small/Mid Cap Equity HLS Fund returned 0.94% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 3.98%. For the same period, the Fund underperformed the 3.09% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision.

After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period.

Nine of the ten sectors in the Russell 2500 Index posted positive absolute returns during the period. Utilities (+25%), Materials (+16%) and Telecommunication Services (+14%) rose the most while Healthcare (-9%) was the only sector to post a negative return.

The Fund’s underperformance relative to the Russell 2500 Index was driven by weak stock selection, particularly in the Energy, Healthcare, and Industrials sectors. This was partially offset by stronger selection in Utilities. Sector allocation, a product of our quantitative stock-selection process, contributed positively to returns relative to the Russell 2500 Index during the period. Overweights to Energy and Healthcare and an underweight to Consumer Discretionary contributed positively to performance relative to the Russell 2500 Index, and more than offset the negative impact of underweight exposure to Utilities and Materials.

The largest detractors from performance relative to the Russell 2500 Index during the period were Alaska Air (Industrials), Valero Energy (Energy), and United Therapeutics (Healthcare). Shares of U.S.-based airline Alaska Air fell during the period on reports of lower unit revenues and the impact of higher fuel costs. The stock price of U.S.-based Valero Energy, an independent oil refiner, declined during the period as profit margins across the oil refining industry have tightened considerably relative to their 2015 highs. Lower margins and a decline in operating margins resulted in reduced year-over-year revenue and income during the first half of the year. Shares of United Therapeutics, a U.S.-based biotechnology company focused on the development of therapeutic products for patients with chronic and life-threatening cardiovascular, cancer, and infectious diseases, fell during the period after the company reported first quarter earnings that missed Wall Street’s expectations. Jones Lang LaSalle (Financials) was among the top absolute detractors during the period.

The largest contributors to performance relative to the Russell 2500 Index during the period were Pinnacle West (Utilities), Clearwater Paper (Materials), and Domino’s Pizza (Consumer Discretionary).

46

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Pinnacle West is a U.S.-based holding company for Arizona Public Service, the largest electric utility company in Arizona. Shares of Pinnacle West rose during the period as improvements in Arizona’s economy, most notably a year-over-year increase in the employment rate and an uptick in single-family housing permits, have led to growth in the company’s customer base and contributed to improved retail sales. Shares of Clearwater Paper, a U.S.-based pulp and paper product manufacturer, rose after the company reported improvements in the consumer products business, increases in the shipment volumes and continued strengthening in operating efficiency and profitability. The stock price of Domino’s Pizza, a U.S.-based pizza restaurant chain, increased during the period. Despite a disappointing first quarter earnings release, continued sales growth and positive reviews on its mobile ordering platform have helped push the stock higher during the first half of 2016. Select Income (Financials) was among the top absolute contributors to performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by utilizing our proprietary quantitative research and investment tools in a highly disciplined framework. We focus on stock selection as the key driver of returns and use quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Healthcare and Utilities sectors and most underweight the Financials and Materials sectors relative to the Russell 2500 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.1%
Consumer Staples	3.8
Energy	4.9
Financials	24.2
Health Care	13.2
Industrials	14.5
Information Technology	13.8
Materials	4.9
Telecommunication Services	1.7
Utilities	5.9

Total	99.0%

Short-Term Investments	1.0%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

47

Hartford Stock HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Stock IA	5.59%	9.33%	11.62%	7.22%
Stock IB	5.45%	9.07%	11.34%	6.95%
Russell 1000 Index	3.74%	2.93%	11.88%	7.51%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

48

Hartford Stock HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Manager

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned 5.59% for the six-month period ended June 30, 2016, outperforming the Russell 1000 Index, which returned 3.74% for the same period. The Fund also outperformed the 2.21% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four, implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of

Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. During the six-month period, seven of the ten sectors within the Russell 1000 Index rose, led by Utilities (+24%), Telecommunication Services (+24%), and Energy (+15%). Financials (-2%), Information Technology (0%), and Healthcare (0%) lagged on a relative basis.

The Fund’s outperformance versus the Russell 1000 Index was primarily driven by strong security selection within Healthcare, Industrials, and Financials, which offset weaker selection within Consumer Staples. Sector allocation, a residual of the Fund’s bottom-up stock selection process, detracted modestly from benchmark-relative returns due primarily to underweight allocations to Utilities, Telecommunication Services, and Energy. This was partially offset by an underweight to the Consumer Staples sector, which contributed positively to performance.

Top contributors to performance relative to the Russell 1000 Index during the period included Marsh & McLennan (Financials), Apple (Information Technology), and UnitedHealth Group (Healthcare). Shares of Marsh & McLennan, a U.S.-based global insurance broker, rose after the company announced stronger-than-expected earnings results. Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, fell during the period due to demand for iPhones being down in the U.S. and Europe. Not holding the benchmark constituent contributed positively to benchmark-relative returns over the period. Shares of UnitedHealth Group, a U.S.-based Healthcare benefits and services provider, rose during the period as the company continued to execute well and exceed consensus revenue and earnings expectations. Johnson & Johnson (Healthcare) also contributed positively to performance on an absolute basis.

Stocks that detracted the most from returns relative to the Russell 1000 Index during the period were Nike (Consumer Discretionary), Cardinal Health (Healthcare), and PNC Financial Services (Financials). Shares of Nike, a U.S.-based sporting apparel and equipment company, fell during the period due to some backed-up inventory that they were dealing with (due to the Sports Authority bankruptcy). We believe this is a short-term issue and we added to

49

Hartford Stock HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

the position. Shares of Cardinal Health, a U.S.-based distributor of pharmaceuticals, fell as investors worried about a slowdown in generic pricing. Shares of PNC Financial Services, a U.S.-based banking and diversified financial services company, underperformed during the period after financials and banking stocks in particular were hard hit. In addition to fears of a “lower-for-longer” rate environment due to a growth slowdown, some banks were negatively affected by worries about deterioration in asset quality from the oil price rout.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We had previously suggested the global investment narrative was increasingly coalescing around the theme of China. We believe that, despite many other important factors at hand, news regarding China would likely dominate the investment landscape. And then along comes Brexit.

For most, the decision by the U.K. electorate to “leave” the E.U. was a surprise and global markets reacted negatively. The potential economic implications of Brexit are profound. This applies not merely to the U.K., but to the E.U. and the broader globe. While it’s important to consider the ultimate impact of this decision on global economics and markets, we think that certain realties must not be overlooked. First, this referendum was advisory rather than mandatory. Though it is likely that the U.K. will move forward with a formal separation, there is a constitutional process that must be followed. That process, which requires approval by 20 of the 27 remaining member states, will likely be met with highly contentious negotiating. The 2 year time period set aside for negotiation (from the date the U.K. government formally announces its intention) could be rocky indeed.

Given the long road ahead, we feel it unwise to draw any firm conclusion on how Brexit will resolve itself. As a consequence, we believe making any meaningful changes to the portfolio in anticipation of any resolution is unwise. We believe the portfolio continues to be populated with many strong global enterprises with potential to create value opportunities and strong dividend growth prospects. Therefore, while it is likely the bumps on the road to Brexit resolution will impact the portfolio along the way, we remain confident the portfolio is well positioned.

It’s important to remind ourselves that whatever view we may have over the next month, next year, or even the next five years will have little bearing on our portfolio decisions. We continue to believe in the power of compounding and a growing dividend as the tool through which this power is expressed. All the while, we believe a long-term outlook characterized by patience and low turnover is our best recipe for managing the portfolio.

At the end of the period, our bottom-up investment approach resulted in overweight exposures to Consumer Staples, Industrials, and Healthcare as we continued to find what we view as attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the Russell 1000 Index were to Information Technology, Energy, and Utilities.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	18.5
Energy	3.0
Financials	14.5
Health Care	18.0
Industrials	17.8
Information Technology	10.2
Materials	3.4

Total	97.7%

Short-Term Investments	2.2%
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

50

Hartford Total Return Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Total Return Bond IA	5.49%	5.14%	4.17%	4.73%
Total Return Bond IB	5.34%	4.84%	3.91%	4.47%
Barclays U.S. Aggregate Bond Index	5.31%	6.00%	3.76%	5.13%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.52% and 0.77%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

51

Hartford Total Return Bond HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 5.49% for the six-month period ended June 30, 2016, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.31% for the same period. The Fund also outperformed the 5.02% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the first half of 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the United Kingdom’s (U.K.’s) vote to leave the European Union (E.U.). During the first quarter of 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Federal Reserve (Fed) appeared willing to hold off on further rate increases as it indicated an even slower path to raising rates; The Fed refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties.

A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets during the start of the second quarter. However, investors turned more cautious in June as the outcome of the referendum on U.K.’s ending its E.U. membership (known as “Brexit”) moved into sharper focus. The Federal Open Market Committee (FOMC) held rates steady during the quarter, while upholding its baseline view for a gradual tightening in monetary policy. Markets started to come around to the idea of a possible rate increase in June or July after a flurry of statements suggesting plans to further raise rates during 2016 in May. However, a weak U.S. payrolls report in early June and growing uncertainty over Brexit, started to unwind some of those expectations. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase rates ahead of the E.U. referendum vote in the U.K. The U.K.’s momentous vote to leave to the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. Credit spreads initially widened in the wake of the U.K.’s vote to leave the E.U. but then rallied strongly into the end of the six-month period on the prospect of further monetary policy easing globally.

Developed markets’ government bond prices gained over the six-month period as global uncertainties kept central banks in easing mode, Japan joined the growing list of countries with negative yields, and Brexit caused a significant decline in interest rates. In the U.S., the yield curve dropped and flattened; yields on intermediate- and long-term bonds declined more sharply than those on short-term bonds. The U.S. dollar ended the first half of the year with mixed performance against its major counterparts. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy and the effects of the Brexit vote. The British pound and the euro depreciated against the U.S. dollar.

52

Hartford Total Return Bond HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including U.S. high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this performance masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and in the aftermath of Brexit.

The primary drivers of the Fund’s benchmark-relative outperformance over the period were an out-of-benchmark allocation to bank loans and positioning within agency and non-agency mortgage backed securities (MBS). The Fund’s allocation to collateralized loan obligations (CLOs) was also additive to relative results during the period, as was the Fund’s investment grade credit positioning, particularly favorable security selection within the Energy sector. High yield positioning, outside of bank loans, was negative overall. Positive results from exposure to BB rated high yield bonds was offset by the portfolio’s derivative hedges and exposure to European financials. Modest opportunistic interest rate positioning, implemented partly by using treasury futures, had a positive impact on performance. Relative value positions within the commercial mortgage backed securities (CMBS) sector (using both cash and synthetic CMBS), and a small underweight to emerging markets debt via credit default swap indexes, detracted from relative performance during the period. Additionally, we positioned the portfolio for an increase in inflation expectations as we believed a tightening labor market would lead inflation higher. Inflation positioning, partly implemented through Consumer Price Index (CPI) swaps, was negative over the period.

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk stance in credit markets, based on our view for positive U.S. economic growth, continued accommodative monetary policy, and attractive valuations. We believe capacity constraints will pressure inflation higher; as a result, the portfolio remained positioned for an increase in inflation expectations. We ended the period with an underweight to investment grade credit. We remained overweight to agency MBS pass-throughs, and continued to hold an out-of-benchmark allocation to non-agency MBS. The Fund also held high quality CMBS and CLOs at the end of the period based on what we consider to be attractive valuations. Within high yield, we favored BB rated securities, bank loans, and contingent convertibles (CoCo’s) of large European banks at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign, emerging-market, and high-yield (“junk”) bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Diversification by Security Type

as of June 30, 2016

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	31.8%
Corporate Bonds	35.5
Foreign Government Obligations	2.3
Municipal Bonds	1.3
Senior Floating Rate Interests	5.6
U.S. Government Agencies	58.7
U.S. Government Securities	3.3

Total	138.5%

Short-Term Investments	4.2%
Other Assets & Liabilities	(42.8)

Total	100.0%

53

Hartford Ultrashort Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Ultrashort Bond IA	0.60%	0.53%	0.31%
Ultrashort Bond IB	0.50%	0.31%	0.08%
Barclays 9-12 Month U.S. Treasury Index	0.72%	0.76%	0.48%

[1]	Not Annualized
[2]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to June 30, 2016.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

Barclays 9-12 Month U.S. Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months. The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The index is are unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.43% and 0.68%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

54

Hartford Ultrashort Bond HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 0.60% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Barclays 9-12 Month U.S. Treasury Index, which returned 0.72% for the same period. The Fund also underperformed the 1.72% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Over the first half of 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the United Kingdom’s (U.K.’s) vote to leave the European Union (E.U.). During the first quarter of 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Federal Reserve (Fed) appeared willing to hold off on further rate increases as it indicated an even slower path to raising rates; The Fed refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties.

A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets during the start of the second quarter. However, investors turned more cautious in June as the outcome of the referendum on U.K.’s ending its E.U. membership (known as “Brexit”) moved into sharper focus. The Federal Open Market Committee (FOMC) held rates steady during the quarter, while upholding its baseline view for a gradual tightening in monetary policy. Markets started to come around to the idea of a possible rate increase in June or July after a flurry of statements suggesting plans to further raise rates during 2016 in May. However, a weak U.S. payrolls report in early June and growing uncertainty over the Brexit, started to unwind some of those expectations. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase rates ahead of the E.U. referendum vote in the U.K. The U.K.’s momentous vote to leave to the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. Credit spreads initially widened in the wake of the U.K.’s vote to leave the E.U. but then rallied strongly into the end of the six-month period on the prospect of further monetary policy easing globally.

Developed markets’ government bond prices gained over the six-month period as global uncertainties kept central banks in easing mode, Japan joined the growing list of countries with negative yields, and Brexit caused a significant decline in interest rates. In the U.S., the yield curve dropped and flattened; yields on intermediate- and long-term bonds declined more sharply than those on short-term bonds. The U.S. dollar ended the first half of the year with mixed performance against its major counterparts. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy and the effects of the Brexit vote. The British pound and the Euro depreciated against the U.S. dollar.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including U.S. high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this performance masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and in the aftermath of Brexit.

The Fund underperformed the Barclays 9-12 Month U.S. Treasury Index on a net-of-fees basis, but outperformed on a gross-of-fees basis. Duration and yield curve positioning detracted from performance relative to the Barclays 9-12 Month U.S. Treasury Index during the period. An out-of-benchmark allocation to investment grade corporate credit, particularly within Industrials and Financial Institutions, contributed positively to relative performance during the period. An out-of-benchmark allocation to asset backed securities (ABS) was also moderately additive, specifically within auto and credit card ABS.

55

Hartford Ultrashort Bond HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a low growth rate as we move into the second half of 2016. While consumer and government spending and housing fundamentals remain positive for the economy, we believe that challenges to the global growth outlook have increased; key risks include Brexit contagion (that is, that other E.U. members may follow the U.K.’s lead), continued uncertainty surrounding China, and volatile commodity prices. At the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture.

We continue to expect the Fed to raise the Fed Funds rate gradually, with potential rate increases largely dependent on inflation data and global developments; as a result, at the end of the period the Fund’s duration positioning was short relative to the Barclays 9-12 Month U.S. Treasury Index. We believe that U.S. governments remain the most liquid sector, and continue to own select agencies with maturities of 3 years and or less. We believe core inflation is trending higher and that headline inflation may follow as commodity prices stabilize.

We continued to be positioned with out-of-benchmark allocations to investment grade corporates, ABS, and commercial mortgage backed securities (CMBS) at the end of the period. Within investment grade corporates, we favor U.S. banks, as balance sheets for the banking sector appear to have become less risky with improved capital ratios and regulation. Within ABS, we favor auto, credit card and equipment issuers. We also continue to believe CMBS fundamentals remain healthy as the sector continues to be supported by a slowly growing economy. As a result, we own senior tranches of shorter CMBS deals.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may use repurchase agreements, which can increase risk and volatility. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of June 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	20.5%
Corporate Bonds	49.5
Municipal Bonds	0.3
U.S. Government Agencies	12.1
U.S. Government Securities	17.4

Total	99.8%

Short-Term Investments	0.1%
Other Assets & Liabilities	0.1

Total	100.0%

56

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
U.S. Government Securities IA	3.68%	4.19%	2.68%	2.97%
U.S. Government Securities IB	3.49%	3.88%	2.42%	2.71%
Barclays Intermediate Government Bond Index	3.55%	3.93%	2.31%	4.07%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

57

Hartford U.S. Government Securities HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Manager

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 3.68%, for the six-month period ended June 30, 2016, outperforming the Fund’s benchmark, the Barclays Intermediate Government Bond Index, which returned 3.55% for the same period. The Fund underperformed the 4.12% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Over the first half of 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policies, oil prices, and the United Kingdom’s (U.K.’s) vote to leave the European Union (E.U.). During the first quarter of 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the Bank of Japan (BOJ) introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the European Central Bank (ECB) announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Federal Reserve (Fed) appeared willing to hold off on further rate increases as it indicated an even slower path to raising rates; The Fed refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties.

A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets during the start of the second quarter. However, investors turned more cautious in June as the outcome of the referendum on U.K.’s ending its E.U. membership (known as “Brexit”) moved into sharper focus. The Federal Open Market Committee (FOMC) held rates steady during the quarter, while upholding its baseline view for a gradual tightening in monetary policy. Markets started to come around to the idea of a possible rate increase in June or July after a flurry of statements suggesting plans to further raise rates during 2016 in May. However, a weak U.S. payrolls report in early June and growing uncertainty over Brexit, started to unwind some of those expectations. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase rates ahead of the E.U. referendum vote in the U.K. The U.K.’s momentous vote to leave to the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. Credit spreads initially widened in the wake of the U.K.’s vote to leave the E.U. but then rallied strongly into the end of the six-month period on the prospect of further monetary policy easing globally.

Developed markets’ government bond prices gained over the six-month period as global uncertainties kept central banks in easing mode, Japan joined the growing list of countries with negative yields, and Brexit caused a significant decline in interest rates. In the U.S., the yield curve dropped and flattened; yields on intermediate- and long-term bonds declined more sharply than those on short-term bonds. The U.S. dollar ended the first half of the year with mixed performance against its major counterparts. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy and the effects of the Brexit vote. The British pound and the Euro depreciated against the U.S. dollar.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including U.S. high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this performance masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and in the aftermath of Brexit.

Out-of-benchmark allocations to asset-backed securities (ABS), agency mortgage-backed securities (MBS), non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) were the main drivers of outperformance relative to the Barclays Intermediate Government Bond Index over the period. Within agency MBS, allocations to agency collateralized mortgage obligations (CMOs) and Delegated Underwriting Servicing bonds (DUS) contributed positively to the Fund’s relative outperformance over the period, in addition to positioning within agency pass-throughs. Within ABS, exposure to collateralized loan obligations (CLOs) was the primary driver of returns relative to the

58

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

Barclays Intermediate Government Bond over the period. The Fund uses Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall these transactions had a positive impact on absolute performance over the period. However, the Fund’s overall duration and yield curve positioning detracted from returns relative to the Barclays Intermediate Government Bond Index over the period.

What is the outlook?

We believe that agency MBS should produce a flat to positive excess return for the next 6 – 12 months. Current spreads may not fully reflect uncertainty around Fed interest rate policy, further macro deterioration, and what we believe is inadequate global central bank policy, but MBS spreads would have to widen substantially to offset their yield advantage. We do not see immediate deterioration risk for the U.S. economy and consumer and expect modest gross domestic product (GDP) growth with gradually rising rates. We believe this environment supports MBS ownership.

Our intermediate-term view remains for moderate credit spread widening given the uncertain macroeconomic environment and the prospect of ending Fed reinvestment, but mortgage income should support outperformance relative to U.S. Treasuries based on our outlook for timing and pace. Over the longer term, we expect MBS spreads to trade in a lower range relative to long-term history given what we feel are positive fundamentals of favorable supply relative to U.S. Treasuries, a shift in buyer-base to long term investors, and constrained mortgage credit environment.

We have a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market supporting credit and the positive technical tailwinds. We favor legacy non-agency RMBS, which we believe offer attractive yields relative to other credit sectors with comparable risk. We also like agency credit risk transfer securities (CRTs), which offer attractive spreads for credit risk in the high-quality, post-crisis agency mortgages. We also consider securitizations in non-traditional sectors, such as servicer advance deals, re-performing loans, and re-securitizations to be attractive opportunities to provide financing to holders of assets historically financed on bank balance sheets

The Fund’s longer term CMBS outlook is constructive due to what we believe are favorable commercial real estate (CRE) fundamentals and attractive valuations, both outright and relative to other credit risk sectors. CRE fundamentals appear to be generally healthy, supported by a slowly growing U.S. economy. Vacancies are close to historical lows, supply seems largely contained, and demand appears to be adequate to keep net operating income (NOI) growth positive. We are cautious given negative technicals and the late stage of the cycle. Secondary trading volumes and liquidity have also declined as several dealers have stepped away from the sector. We favor higher quality new issues, seasoned (2010 – 2013) credit bonds, select single-borrower deals, and AAA interest-only (IO) bonds

We are constructive on ABS driven by what appear to be strong consumer fundamentals, balanced somewhat by the later stage of the cycle. Within consumer ABS, we favor senior and subordinate bonds of select subprime auto issuers. We remain confident in the sector but are becoming marginally more cautious. We see opportunity in niche subsectors, including unsecured consumer loans, fleet lease deals, and select credit tranches. We also see value in senior CLOs, but are more neutral relative to other spread product. We prefer upper-tier managers with stable business platforms.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs.

Diversification by Security Type

as of June 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	19.5%
U.S. Government Agencies	70.2
U.S. Government Securities	35.2

Total	124.9%

Short-Term Investments	11.9%
Other Assets & Liabilities	(36.8)

Total	100.0%

59

Hartford Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 06/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Value IA	4.24%	0.02%	10.33%	7.05%
Value IB	4.11%	-0.21%	10.05%	6.78%
Russell 1000 Value Index	6.30%	2.86%	11.35%	6.13%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2016, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the period ended June 30, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

60

Hartford Value HLS Fund

Manager Discussion

June 30, 2016 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Value HLS Fund returned 4.24% for the six-month period ended June 30, 2016, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 6.30% for the same period. The Fund outperformed the 2.98% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (Fed) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from the four, implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

U.S. equities continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and commentary that raised inflation concerns from several FOMC members during May raised market expectations of a summer rate increase. However, “Brexit,” the United Kingdom’s (U.K.) proposed exit from the European Union (E.U.), took center stage late in the period, overshadowing the lower probability of a near-term interest rate increase by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s E.U. referendum as a factor in the decision. After plunging 5.3% in the two trading days following the approval of Brexit, U.S. equities staged an impressive 4.9% comeback in the final three days of the period, as measured by the S&P 500 Index.

Equity returns varied noticeably by market-cap during the period, as mid-cap (+8%) and large-cap equities (+4%) outperformed small-cap equities (+2%), as measured by the S&P Midcap 400, S&P 500, and Russell 2000 Indices, respectively, though all three groups posted positive returns during the six-month period. During the six-month period, eight of the ten sectors within the Russell 1000 Value Index posted positive returns, led by Telecommunication Services (+24%), Utilities (+24%), and Energy (+16%). Financials (-3%) and Consumer Discretionary (-1%) lagged on a relative basis.

The Fund’s underperformance versus its benchmark, the Russell 1000 Value Index, during the period was primarily driven by sector allocation, a residual of the bottom-up stock selection process. This was largely due to a benchmark-relative overweight to the Consumer Discretionary sector and an underweight to the Utilities sector, which was only partially offset by the positive impact of an underweight to Financials. Security selection also detracted from benchmark-relative results, primarily within the Financials, Healthcare, and Information Technology sectors.

The top detractors from returns relative to the Russell 1000 Value Index over the period were Norwegian Cruise Lines (Consumer Discretionary), Signet Jewelers (Consumer Discretionary), and AT&T (Telecommunication Services). Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to first quarter 2016 earnings report that cited recent terror

61

Hartford Value HLS Fund

Manager Discussion – (continued)

June 30, 2016 (Unaudited)

attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue. Shares of Signet Jewelers, the largest U.S.-based seller of affordable diamonds, fell over the period due to fears of credit deterioration and perceived high levels of bad debt. Shares of U.S.-based Telecommunication Services provider AT&T rose over the period due to solid earnings results and guidance attributed to DIRECTV synergies. Not holding the benchmark constituent detracted from benchmark-relative returns over the period. Top absolute detractors during the period included Citigroup (Financials) and Wells Fargo (Financials).

The largest contributors to returns relative to the Russell 1000 Value Index were Bank of America (Financials), Verizon Communications (Telecommunication Services), and Ingredion (Consumer Staples). Shares of Bank of America, a U.S.-based global Financial Services company, fell during the period due to pressure amid fears of a “lower-for-longer” rate environment due to a growth slowdown and concerns about deterioration in asset quality from the oil price rout. Not holding the benchmark constituent contributed positively to benchmark-relative returns over the period. Shares of Verizon Communications, a U.S.-based Telecommunication Services provider, rose after the company announced strong earnings results supported by gains in mobile customer acquisition and FiOS video sales. Shares of U.S.-based global producer of corn-derived ingredients Ingredion rose after its purchase of Penford, a producer of potato starch, which was fully incorporated into its North American operations during the period creating operational cost-synergies. Top absolute contributors during the period included Chevron (Energy) and Halliburton (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to seek what we consider to be balance in the portfolio to allow for upside potential while avoiding excess exposure to a specific economic scenario. Despite slowing global growth and uncertainty, there are bright spots. We expect positive Gross Domestic Product growth in the U.S., where consumption has held up and low interest rates and a strong dollar have helped the U.S. consumer. There has been increased interest in fiscal policy as a tool for promoting economic growth across regions globally, which we believe may benefit the industrial sector through increased infrastructure projects. Relative to these trends, we believe the portfolio is well positioned, and we are optimistic on fundamentals as we look forward in 2016 and into next year.

Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Healthcare sectors, and most underweight the Consumer Staples, Financials, and Utilities sectors relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of June 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.7%
Consumer Staples	5.1
Energy	12.2
Financials	23.4
Health Care	13.9
Industrials	12.4
Information Technology	12.2
Materials	3.0
Telecommunication Services	1.8
Utilities	3.9

Total	98.6%

Short-Term Investments	1.3%
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

62

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2016 through June 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hartford Balanced HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,036.40	$3.24	$1,000.00	$1,021.68	$3.22	0.64%	182	366
Class IB	$1,000.00	$1,035.20	$4.50	$1,000.00	$1,020.44	$4.47	0.89%	182	366

Hartford Capital Appreciation HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$986.50	$3.31	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class IB	$1,000.00	$985.00	$4.54	$1,000.00	$1,020.29	$4.62	0.92%	182	366
Class IC	$1,000.00	$983.70	$5.77	$1,000.00	$1,019.05	$5.87	1.17%	182	366

63

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Disciplined Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,023.70	$3.92	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class IB	$1,000.00	$1,022.60	$5.18	$1,000.00	$1,019.74	$5.17	1.03%	182	366

Hartford Dividend and Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,040.70	$3.45	$1,000.00	$1,021.48	$3.42	0.68%	182	366
Class IB	$1,000.00	$1,039.50	$4.72	$1,000.00	$1,020.24	$4.67	0.93%	182	366

Hartford Global Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$995.10	$4.07	$1,000.00	$1,020.79	$4.12	0.82%	182	366
Class IB	$1,000.00	$993.80	$5.30	$1,000.00	$1,019.54	$5.37	1.07%	182	366

Hartford Growth Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$982.80	$3.20	$1,000.00	$1,021.63	$3.27	0.65%	182	366
Class IB	$1,000.00	$981.30	$4.43	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class IC	$1,000.00	$980.00	$5.66	$1,000.00	$1,019.15	$5.77	1.15%	182	366

64

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Healthcare HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$935.70	$4.24	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class IB	$1,000.00	$934.30	$5.43	$1,000.00	$1,019.24	$5.67	1.13%	182	366

Hartford High Yield HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,070.20	$4.01	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class IB	$1,000.00	$1,068.60	$5.30	$1,000.00	$1,019.74	$5.17	1.03%	182	366

Hartford International Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$971.10	$3.68	$1,000.00	$1,021.13	$3.77	0.75%	182	366
Class IB	$1,000.00	$969.40	$4.90	$1,000.00	$1,019.89	$5.02	1.00%	182	366

Hartford MidCap HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,029.40	$3.53	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class IB	$1,000.00	$1,028.10	$4.79	$1,000.00	$1,020.14	$4.77	0.95%	182	366

65

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford MidCap Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,009.70	$4.25	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class IB	$1,000.00	$1,009.00	$5.49	$1,000.00	$1,019.39	$5.52	1.10%	182	366

Hartford Small Cap Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$992.40	$3.22	$1,000.00	$1,021.63	$3.27	0.65%	182	366
Class IB	$1,000.00	$991.00	$4.46	$1,000.00	$1,020.39	$4.52	0.90%	182	366

Hartford Small Company HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$936.60	$3.61	$1,000.00	$1,021.13	$3.77	0.75%	182	366
Class IB	$1,000.00	$935.60	$4.81	$1,000.00	$1,019.89	$5.02	1.00%	182	366

Hartford Small/Mid Cap Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,009.40	$4.60	$1,000.00	$1,020.29	$4.62	0.92%	182	366
Class IB	$1,000.00	$1,008.10	$5.84	$1,000.00	$1,019.05	$5.87	1.17%	182	366

66

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Stock HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,055.90	$2.61	$1,000.00	$1,022.33	$2.56	0.51%	182	366
Class IB	$1,000.00	$1,054.50	$3.88	$1,000.00	$1,021.08	$3.82	0.76%	182	366

Hartford Total Return Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,054.90	$2.61	$1,000.00	$1,022.33	$2.56	0.51%	182	366
Class IB	$1,000.00	$1,053.40	$3.88	$1,000.00	$1,021.08	$3.82	0.76%	182	366

Hartford Ultrashort Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,006.00	$2.19	$1,000.00	$1,022.68	$2.21	0.44%	182	366
Class IB	$1,000.00	$1,005.00	$3.44	$1,000.00	$1,021.43	$3.47	0.69%	182	366

Hartford U.S. Government Securities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,036.80	$2.53	$1,000.00	$1,022.38	$2.51	0.50%	182	366
Class IB	$1,000.00	$1,034.90	$3.79	$1,000.00	$1,021.13	$3.77	0.75%	182	366

67

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses paid during the period January 1, 2016 through June 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,042.40	$4.01	$1,000.00	$1,020.94	$3.97	0.79%	182	366
Class IB	$1,000.00	$1,041.10	$5.28	$1,000.00	$1,019.69	$5.22	1.04%	182	366

68

Hartford Balanced HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.6%
	Banks - 5.6%
560,390	Citigroup, Inc.	$23,754,932
611,670	JP Morgan Chase & Co.	38,009,174
111,320	M&T Bank Corp.	13,161,363
297,130	PNC Financial Services Group, Inc.	24,183,411
787,560	Wells Fargo & Co.	37,275,215

		136,384,095

	Capital Goods - 4.9%
207,630	3M Co.	36,360,165
369,860	Eaton Corp. plc	22,091,738
409,630	Fortune Brands Home & Security, Inc.	23,746,251
318,510	Ingersoll-Rand plc	20,282,717
155,720	United Technologies Corp.	15,969,086

		118,449,957

	Commercial & Professional Services - 0.7%
304,150	Nielsen Holdings plc	15,806,676

	Consumer Durables & Apparel - 0.8%
159,900	NIKE, Inc. Class B	8,826,480
116,550	PVH Corp.	10,982,506

		19,808,986

	Consumer Services - 1.5%
525,200	Hilton Worldwide Holdings, Inc.	11,832,756
89,560	McDonald’s Corp.	10,777,650
340,120	Norwegian Cruise Line Holdings Ltd.*	13,550,381

		36,160,787

	Diversified Financials - 2.3%
81,170	Ameriprise Financial, Inc.	7,293,125
65,100	BlackRock, Inc.	22,298,703
86,290	Goldman Sachs Group, Inc.	12,820,968
506,700	Invesco Ltd.	12,941,118

		55,353,914

	Energy - 4.5%
165,760	Anadarko Petroleum Corp.	8,826,720
198,960	Chevron Corp.	20,856,977
153,830	EOG Resources, Inc.	12,832,499
285,410	Exxon Mobil Corp.	26,754,333
359,570	Halliburton Co.	16,284,925
580,660	Marathon Oil Corp.	8,715,707
179,670	Occidental Petroleum Corp.	13,575,865

		107,847,026

	Food & Staples Retailing - 1.2%
297,380	CVS Health Corp.	28,471,161

	Food, Beverage & Tobacco - 3.9%
108,230	Anheuser-Busch InBev N.V. ADR	14,251,726
317,488	British American Tobacco plc	20,582,432
402,450	Coca-Cola Co.	18,243,059
237,856	Kraft Heinz Co.	21,045,499
453,380	Mondelez International, Inc. Class A	20,633,324

		94,756,040

	Health Care Equipment & Services - 3.5%
212,960	Baxter International, Inc.	9,630,051
486,095	Medtronic plc	42,178,463
236,460	UnitedHealth Group, Inc.	33,388,152

		85,196,666

	Household & Personal Products - 0.6%
170,110	Estee Lauder Cos., Inc. Class A	15,483,412

	Insurance - 2.6%
361,430	American International Group, Inc.	19,116,033

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.6% - (continued)
	Insurance - 2.6% - (continued)
546,340	Marsh & McLennan Cos., Inc.	$37,402,436
233,480	Unum Group	7,422,329

		63,940,798

	Materials - 1.6%
401,710	Dow Chemical Co.	19,969,004
219,090	International Paper Co.	9,285,034
205,100	Nucor Corp.	10,133,991

		39,388,029

	Media - 2.3%
369,980	CBS Corp. Class B	20,141,711
306,990	Comcast Corp. Class A	20,012,678
377,870	Thomson Reuters Corp.	15,273,506

		55,427,895

	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
100,140	Allergan plc*	23,141,353
146,430	Amgen, Inc.	22,279,325
530,660	AstraZeneca plc ADR	16,020,625
515,080	Bristol-Myers Squibb Co.	37,884,134
178,200	Eisai Co., Ltd.	9,949,992
160,910	Gilead Sciences, Inc.	13,423,112
676,110	Merck & Co., Inc.	38,950,697
69,245	Roche Holding AG	18,272,355
202,582	UCB S.A.	15,211,349
132,600	Vertex Pharmaceuticals, Inc.*	11,406,252

		206,539,194

	Retailing - 3.2%
11,702,200	Allstar Co.*(1)(2)(3)	11,117,090
178,120	Dollar General Corp.	16,743,280
243,890	Home Depot, Inc.	31,142,314
424,700	Liberty Interactive Corp. QVC Group Class A*	10,774,639
163,241	Tory Burch LLC*(1)(2)(3)	8,947,215

		78,724,538

	Semiconductors & Semiconductor Equipment - 2.8%
282,130	Analog Devices, Inc.	15,979,843
926,730	Intel Corp.	30,396,744
619,200	Maxim Integrated Products, Inc.	22,099,248

		68,475,835

	Software & Services - 5.5%
57,545	Alphabet, Inc. Class C*	39,826,895
305,900	Cognizant Technology Solutions Corp. Class A*	17,509,716
487,400	Genpact Ltd.*	13,081,816
1,000,650	Microsoft Corp.	51,203,260
566,020	Symantec Corp.	11,626,051

		133,247,738

	Technology Hardware & Equipment - 2.9%
202,660	Apple, Inc.	19,374,296
1,756,730	Cisco Systems, Inc.	50,400,584

		69,774,880

	Telecommunication Services - 0.4%
184,490	Verizon Communications, Inc.	10,301,922

	Transportation - 0.7%
180,540	Union Pacific Corp.	15,752,115

	Utilities - 1.6%
288,240	NextEra Energy, Inc.	37,586,496

	Total Common Stocks (cost $1,111,157,099)	$1,492,878,160

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.8%
		Asset-Backed - Automobile - 0.7%
$	225,000	CarMax Auto Owner Trust 1.95%, 09/16/2019	$225,887
	2,320,000	Chesapeake Funding II LLC 1.45%, 06/15/2028(3)(4)	2,320,000
	837,308	Chesapeake Funding LLC 0.97%, 02/07/2027(3)(4)	835,109
	1,245,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(3)	1,247,548
	780,277	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(3)	778,349
	1,625,000	First Investors Auto Owner Trust 1.67%, 11/16/2020(3)	1,627,361
	515,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	522,116
	600,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(3)	596,041
		Santander Drive Auto Receivables Trust
	1,630,000	1.97%, 11/15/2019	1,635,977
	675,000	2.25%, 06/17/2019	679,252
	400,000	2.33%, 11/15/2019	403,081
	2,420,000	2.36%, 04/15/2020	2,433,940
	655,000	2.57%, 03/15/2019	658,176
		Westlake Automobile Receivables Trust
	41,531	0.97%, 10/16/2017(3)	41,525
	730,000	1.57%, 06/17/2019(3)	730,000
	1,355,000	1.83%, 01/15/2021(3)	1,354,483

			16,088,845

		Asset-Backed - Credit Card - 0.3%
	3,275,000	Evergreen Credit Card Trust Series 1.16%, 04/15/2020(3)(4)	3,276,178
	4,330,000	Trillium Credit Card Trust II 1.19%, 05/26/2021(3)(4)	4,325,886

			7,602,064

		Asset-Backed - Finance & Insurance - 0.8%
		Ally Master Owner Trust
	4,885,000	1.54%, 09/15/2019	4,900,342
	4,890,000	1.60%, 10/15/2019	4,912,329
	430,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(3)	438,581
	1,260,000	Green Tree Agency Advance Funding Trust 2.30%, 10/15/2046(3)	1,259,156
		MMAF Equipment Finance LLC
	1,345,000	1.39%, 12/17/2018(3)	1,346,317
	1,000,000	2.21%, 12/15/2032(3)	1,008,867
		OneMain Financial Issuance Trust
	440,000	3.66%, 02/20/2029(3)	451,132
	870,000	4.10%, 03/20/2028(3)	896,058
	1,565,000	SBA Tower Trust 2.90%, 10/15/2044(3)	1,586,730
		Springleaf Funding Trust
	1,765,000	3.16%, 11/15/2024(3)	1,775,440
	755,000	3.48%, 05/15/2028(3)	754,138

			19,329,090

		Asset-Backed - Home Equity - 0.0%
	7,906	New Century Home Equity Loan Trust 1.03%, 03/25/2035(4)	7,894

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.8% - (continued)
	Commercial Mortgage - Backed Securities - 1.0%
$	1,575,000	Commercial Mortgage Trust 3.18%, 02/10/2048	$1,665,683
		CSAIL Commercial Mortgage Trust
	3,200,000	3.50%, 06/15/2057	3,445,489
	3,400,000	3.51%, 04/15/2050	3,674,202
	1,765,000	Hilton USA Trust 2.66%, 11/05/2030(3)	1,772,536
		JP Morgan Chase Commercial Mortgage Securities Trust
	710,000	3.91%, 01/15/2049	792,155
	2,305,737	5.89%, 02/12/2049(4)	2,357,357
	893,791	LB-UBS Commercial Mortgage Trust 6.25%, 04/15/2041(4)	942,157
	3,362,840	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.81%, 06/12/2050(4)	3,461,247
	3,100,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	3,297,358
	2,500,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(3)(4)	2,490,221
	1,593,466	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	1,600,294

			25,498,699

		Total Asset & Commercial Mortgage Backed Securities (cost $68,520,167)	$68,526,592

CORPORATE BONDS - 19.2%
		Advertising - 0.0%
	1,065,000	Omnicom Group, Inc. 3.60%, 04/15/2026	$1,121,691

		Aerospace/Defense - 0.2%
	850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(3)	900,951
		Lockheed Martin Corp.
	470,000	2.50%, 11/23/2020	484,977
	1,625,000	4.07%, 12/15/2042	1,729,949
	256,000	4.50%, 05/15/2036	285,751
	640,000	4.70%, 05/15/2046	754,413
	560,000	4.85%, 09/15/2041	654,081

			4,810,122

		Agriculture - 0.4%
		Altria Group, Inc.
	880,000	4.50%, 05/02/2043	993,304
	1,995,000	4.75%, 05/05/2021	2,275,555
		BAT International Finance plc
	685,000	2.75%, 06/15/2020(3)	710,311
	2,775,000	3.25%, 06/07/2022(3)	2,939,766
	290,000	3.50%, 06/15/2022(3)	311,131
	1,065,000	Imperial Tobacco Finance plc 3.75%, 07/21/2022(3)	1,123,891
	270,000	Philip Morris International, Inc. 5.65%, 05/16/2018	293,308

			8,647,266

The accompanying notes are an integral part of these financial statements.

70

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Airlines - 0.4%
$	3,197,578	Continental Airlines, Inc. 5.98%, 10/19/2023	$3,581,287
		Southwest Airlines Co.
	2,700,000	5.75%, 12/15/2016	2,752,267
	2,392,399	6.15%, 02/01/2024	2,714,081

			9,047,635

		Auto Manufacturers - 0.6%
		Daimler Finance North America LLC
	150,000	2.25%, 07/31/2019(3)	153,836
	5,600,000	2.63%, 09/15/2016(3)	5,618,424
		Ford Motor Credit Co. LLC
	2,985,000	2.38%, 03/12/2019	3,026,868
	1,955,000	3.16%, 08/04/2020	2,026,973
		General Motors Financial Co., Inc.
	1,400,000	3.70%, 05/09/2023	1,407,273
	1,785,000	4.20%, 03/01/2021	1,867,381
	580,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(3)	589,907

			14,690,662

		Beverages - 0.7%
		Anheuser-Busch InBev Finance, Inc.
	3,200,000	3.30%, 02/01/2023	3,371,744
	2,075,000	3.65%, 02/01/2026	2,222,836
	2,360,000	4.70%, 02/01/2036	2,651,998
	280,000	4.90%, 02/01/2046	328,116
		Anheuser-Busch InBev Worldwide, Inc.
	480,000	3.75%, 07/15/2042	480,279
	3,205,000	7.75%, 01/15/2019	3,707,881
		Coca-Cola Femsa S.A.B. de C.V.
	1,176,000	2.38%, 11/26/2018	1,198,620
	1,300,000	3.88%, 11/26/2023	1,393,449
		Heineken N.V.
	790,000	2.75%, 04/01/2023(3)	808,687
	50,000	4.00%, 10/01/2042(3)	51,135
		Molson Coors Brewing Co.
	765,000	3.50%, 05/01/2022	811,692
	215,000	5.00%, 05/01/2042	240,961

			17,267,398

		Biotechnology - 0.2%
	1,340,000	Biogen, Inc. 2.90%, 09/15/2020	1,396,491
		Celgene Corp.
	230,000	2.25%, 05/15/2019	233,834
	770,000	3.55%, 08/15/2022	806,709
	535,000	3.63%, 05/15/2024	557,177
		Gilead Sciences, Inc.
	335,000	2.55%, 09/01/2020	348,095
	930,000	3.70%, 04/01/2024	1,007,065

			4,349,371

		Chemicals - 0.2%
	2,750,000	Agrium, Inc. 3.15%, 10/01/2022	2,801,021
	1,145,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	1,117,471
	300,000	Monsanto Co. 4.70%, 07/15/2064	273,269

			4,191,761

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Commercial Banks - 4.6%
$	4,300,000	American Express Centurion Bank 6.00%, 09/13/2017	$4,530,063
		Bank of America Corp.
	1,220,000	2.63%, 10/19/2020	1,239,443
	2,950,000	4.20%, 08/26/2024	3,049,468
	1,655,000	5.00%, 05/13/2021	1,853,069
	1,000,000	6.40%, 08/28/2017	1,055,164
	6,000,000	6.88%, 04/25/2018	6,550,482
	2,020,000	Bank of New York Mellon Corp. 2.15%, 02/24/2020	2,059,315
	2,830,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(3)	2,924,262
	800,000	Barclays Bank plc 6.05%, 12/04/2017(3)	837,786
	2,075,000	BNP Paribas S.A. 2.40%, 12/12/2018	2,115,525
		BPCE S.A.
	365,000	2.50%, 12/10/2018	374,281
	1,075,000	4.00%, 04/15/2024	1,171,610
	1,475,000	5.15%, 07/21/2024(3)	1,534,892
		Capital One Financial Corp.
	2,875,000	3.75%, 04/24/2024	2,999,447
	815,000	4.20%, 10/29/2025	837,854
		Citigroup, Inc.
	1,220,000	2.50%, 07/29/2019	1,242,729
	1,000,000	4.95%, 11/07/2043	1,133,392
	690,000	5.30%, 05/06/2044	745,026
	290,000	8.13%, 07/15/2039	452,294
	1,695,000	Citizens Bank NA 2.55%, 05/13/2021	1,711,367
	505,000	Compass Bank 2.75%, 09/29/2019	498,718
		Credit Agricole S.A.
	950,000	2.50%, 04/15/2019(3)	971,859
	790,000	4.38%, 03/17/2025(3)	798,284
	855,000	Credit Suisse AG 3.00%, 10/29/2021	875,775
		Credit Suisse Group Funding Guernsey Ltd.
	1,425,000	3.75%, 03/26/2025	1,394,724
	1,885,000	3.80%, 09/15/2022	1,893,147
		Credit Suisse New York
	945,000	2.30%, 05/28/2019	957,651
	250,000	3.63%, 09/09/2024	258,642
		Goldman Sachs Group, Inc.
	3,335,000	2.38%, 01/22/2018	3,379,822
	1,700,000	6.15%, 04/01/2018	1,831,741
	2,590,000	6.25%, 02/01/2041	3,351,729
		HSBC Holdings plc
	1,030,000	3.40%, 03/08/2021	1,061,337
	4,625,000	3.60%, 05/25/2023	4,726,611
		Huntington National Bank
	2,120,000	2.20%, 11/06/2018	2,145,953
	760,000	2.20%, 04/01/2019	767,021
	1,490,000	2.40%, 04/01/2020	1,512,307
	5,200,000	ING Bank N.V. 3.75%, 03/07/2017(3)	5,289,804
		JP Morgan Chase & Co.
	2,240,000	3.25%, 09/23/2022	2,341,752
	2,000,000	4.95%, 03/25/2020	2,210,768
	705,000	5.40%, 01/06/2042	876,601

The accompanying notes are an integral part of these financial statements.

71

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Commercial Banks - 4.6% - (continued)
$	2,600,000	Korea Development Bank 2.50%, 03/11/2020	$2,674,760
	470,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(3)	474,496
		Morgan Stanley
	4,875,000	2.50%, 01/24/2019	4,973,519
	1,000,000	3.70%, 10/23/2024	1,046,374
	515,000	4.30%, 01/27/2045	542,061
	250,000	5.63%, 09/23/2019	277,377
	4,250,000	National City Corp. 6.88%, 05/15/2019	4,790,404
	4,795,000	Santander Bank NA 8.75%, 05/30/2018	5,339,885
	1,800,000	Santander Issuances SAU 5.18%, 11/19/2025	1,798,259
		Santander UK plc
	2,200,000	2.50%, 03/14/2019	2,222,447
	2,150,000	5.00%, 11/07/2023(3)	2,206,973
	640,000	SunTrust Bank 3.30%, 05/15/2026	645,209
		UBS Group Funding Jersey Ltd.
	1,665,000	2.95%, 09/24/2020(3)	1,693,253
	1,900,000	3.00%, 04/15/2021(3)	1,937,905
	1,000,000	Wachovia Corp. 5.75%, 06/15/2017	1,043,021
	4,344,000	Wells Fargo & Co. 4.48%, 01/16/2024	4,761,641

			111,989,299

		Commercial Services - 0.3%
	765,000	Catholic Health Initiatives 2.60%, 08/01/2018	779,648
		ERAC USA Finance LLC
	655,000	2.35%, 10/15/2019(3)	667,366
	340,000	2.75%, 03/15/2017(3)	343,366
	1,800,000	4.50%, 08/16/2021(3)	1,993,554
	1,500,000	5.63%, 03/15/2042(3)	1,818,649
	2,545,000	Total System Services, Inc. 3.80%, 04/01/2021	2,694,580

			8,297,163

		Country Funds-Closed-end - 0.1%
	2,475,000	CDP Financial, Inc. 4.40%, 11/25/2019(3)	2,723,780

		Diversified Financial Services - 1.2%
	1,655,000	Capital One Bank USA NA 2.15%, 11/21/2018	1,666,706
	3,620,000	Discover Financial Services 6.45%, 06/12/2017	3,764,224
	614,000	Eaton Vance Corp. 6.50%, 10/02/2017	648,208
		GE Capital International Funding Co.
	1,989,000	2.34%, 11/15/2020(3)	2,048,990
	4,172,000	4.42%, 11/15/2035(3)	4,679,257
	1,910,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(3)	1,910,909
	9,584,399	Postal Square L.P. 8.95%, 06/15/2022	11,705,791
		Synchrony Financial
	2,045,000	2.60%, 01/15/2019	2,067,379
	520,000	2.70%, 02/03/2020	521,423
	355,000	3.00%, 08/15/2019	360,917

			29,373,804

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Electric - 1.5%
$	1,700,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	$1,908,323
	2,605,000	Consolidated Edison Co. of New York, Inc. 5.30%, 12/01/2016	2,649,819
		Dominion Resources, Inc.
	725,000	2.96%, 07/01/2019	738,075
	2,850,000	3.63%, 12/01/2024	2,997,621
	1,750,000	4.10%, 04/01/2021	1,851,910
	1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,582,226
	2,375,000	Electricite de France S.A. 5.63%, 01/22/2024(3)(4)(5)	2,262,187
	365,000	Emera US Finance L.P. 2.70%, 06/15/2021(3)	371,949
	285,000	Eversource Energy 3.15%, 01/15/2025	297,228
	1,275,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(3)	1,728,996
	4,750,000	NextEra Energy Capital Holdings, Inc. 2.06%, 09/01/2017	4,783,369
	340,000	NiSource Finance Corp. 4.80%, 02/15/2044	389,943
		Oncor Electric Delivery Co. LLC
	385,000	2.95%, 04/01/2025	400,597
	1,185,000	4.10%, 06/01/2022	1,313,658
		Pacific Gas & Electric Co.
	695,000	3.85%, 11/15/2023	761,782
	435,000	5.13%, 11/15/2043	524,494
	4,000,000	Southern California Edison Co. 5.55%, 01/15/2037	5,127,100
		Southern Co.
	1,450,000	2.75%, 06/15/2020	1,502,825
	2,050,000	2.95%, 07/01/2023	2,125,028
	1,795,000	State Grid Overseas Investment Ltd. 2.75%, 05/07/2019(3)	1,848,645

			35,165,775

		Engineering & Construction - 0.1%
	1,235,000	SBA Tower Trust 2.88%, 07/15/2046(3)(6)	1,234,629

		Food - 0.3%
		Kraft Heinz Foods Co.
	555,000	2.25%, 06/05/2017	560,089
	2,030,000	3.50%, 07/15/2022(3)	2,155,984
	490,000	4.38%, 06/01/2046(3)	518,186
		Kroger Co.
	620,000	3.30%, 01/15/2021	658,937
	1,065,000	4.00%, 02/01/2024	1,181,028
	225,000	Mondelez International, Inc. 4.00%, 02/01/2024	246,075
	880,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(3)	889,900

			6,210,199

		Gas - 0.3%
	5,875,000	Atmos Energy Corp. 6.35%, 06/15/2017	6,157,000

		Healthcare-Products - 0.1%
		Medtronic, Inc.
	545,000	2.50%, 03/15/2020	565,226
	775,000	3.15%, 03/15/2022	827,056
	1,230,000	3.50%, 03/15/2025	1,340,854

The accompanying notes are an integral part of these financial statements.

72

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Healthcare-Products - 0.1% - (continued)
$	310,000	3.63%, 03/15/2024	$341,194
	192,000	4.38%, 03/15/2035	217,179

			3,291,509

		Healthcare-Services - 0.5%
		Aetna, Inc.
	945,000	2.80%, 06/15/2023	965,321
	725,000	4.25%, 06/15/2036	749,052
	421,000	Anthem, Inc. 3.30%, 01/15/2023	434,861
	2,125,000	Cigna Corp. 3.25%, 04/15/2025	2,158,346
		Dignity Health
	180,000	2.64%, 11/01/2019	185,548
	380,000	3.81%, 11/01/2024	405,689
		Kaiser Foundation Hospitals
	521,000	3.50%, 04/01/2022	560,362
	670,000	4.88%, 04/01/2042	800,994
	530,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	599,127
	500,000	New York-Presbyterian Hospital 4.02%, 08/01/2045	544,762
	1,120,000	Toledo Hospital 4.98%, 11/15/2045	1,383,157
		UnitedHealth Group, Inc.
	920,000	3.35%, 07/15/2022	984,236
	1,440,000	3.75%, 07/15/2025	1,579,848

			11,351,303

		Household Products - 0.3%
	6,377,088	Procter & Gamble Co. 9.36%, 01/01/2021	7,711,768

		Insurance - 0.5%
	1,445,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	1,493,020
		Chubb INA Holdings, Inc.
	495,000	2.30%, 11/03/2020	508,928
	840,000	3.35%, 05/15/2024	899,396
	200,000	Five Corners Funding Trust 4.42%, 11/15/2023(3)	215,847
	550,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(3)	584,230
		MetLife, Inc.
	305,000	1.90%, 12/15/2017	307,762
	2,205,000	3.60%, 04/10/2024	2,325,519
	795,000	4.88%, 11/13/2043	878,778
	1,500,000	Prudential Financial, Inc. 3.50%, 05/15/2024	1,558,659
	505,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(3)	566,813
	2,220,000	Trinity Acquisition plc 4.40%, 03/15/2026	2,317,955

			11,656,907

		Internet - 0.1%
	200,000	Alibaba Group Holding Ltd. 2.50%, 11/28/2019	202,338
		Amazon.com, Inc.
	1,250,000	2.50%, 11/29/2022	1,289,083
	1,020,000	4.80%, 12/05/2034	1,199,732
	480,000	4.95%, 12/05/2044	584,259

			3,275,412

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		IT Services - 0.1%
$	1,360,000	Apple, Inc. 3.45%, 05/06/2024	$1,478,123

		Lodging - 0.2%
		Marriott International, Inc.
	2,310,000	2.30%, 01/15/2022	2,323,883
	1,900,000	2.88%, 03/01/2021	1,964,114

			4,287,997

		Machinery-Construction & Mining - 0.1%
	1,500,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	1,601,004
		Caterpillar, Inc.
	835,000	3.40%, 05/15/2024	897,378
	135,000	4.30%, 05/15/2044	148,763

			2,647,145

		Media - 0.8%
		21st Century Fox America, Inc.
	385,000	4.00%, 10/01/2023	423,291
	1,275,000	4.50%, 02/15/2021	1,423,543
	645,000	Charter Communications Operating LLC 6.48%, 10/23/2045(3)	770,144
	2,450,000	Comcast Corp. 4.40%, 08/15/2035	2,763,593
	2,320,000	Cox Communications, Inc. 4.80%, 02/01/2035(3)	2,167,745
		Grupo Televisa S.A.B.
	420,000	5.00%, 05/13/2045	403,133
	700,000	6.13%, 01/31/2046	772,989
		Sky plc
	1,265,000	2.63%, 09/16/2019(3)	1,287,121
	2,386,000	3.75%, 09/16/2024(3)	2,478,923
		Time Warner Cable, Inc.
	4,120,000	5.85%, 05/01/2017	4,264,921
	395,000	6.55%, 05/01/2037	460,259
	250,000	7.30%, 07/01/2038	313,061
	480,000	8.25%, 04/01/2019	557,376
	40,000	8.75%, 02/14/2019	46,704
	130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	169,553
	835,000	Viacom, Inc. 3.88%, 12/15/2021	881,009

			19,183,365

		Miscellaneous Manufacturing - 0.1%
	450,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	530,445
	2,375,000	Pentair Finance S.A. 2.90%, 09/15/2018	2,399,059

			2,929,504

		Oil & Gas - 1.3%
	171,000	Anadarko Petroleum Corp. 6.38%, 09/15/2017	179,986
	2,450,000	BG Energy Capital plc 4.00%, 10/15/2021(3)	2,672,291
		BP Capital Markets plc
	655,000	2.32%, 02/13/2020	670,444
	140,000	3.99%, 09/26/2023	152,014
	2,850,000	4.75%, 03/10/2019	3,095,684

The accompanying notes are an integral part of these financial statements.

73

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Oil & Gas - 1.3% - (continued)
		ConocoPhillips Co.
$	565,000	2.88%, 11/15/2021	$574,913
	795,000	3.35%, 05/15/2025	821,799
	395,000	4.30%, 11/15/2044	400,797
	230,000	5.75%, 02/01/2019	253,037
	115,000	6.00%, 01/15/2020	130,796
		Devon Energy Corp.
	2,695,000	3.25%, 05/15/2022	2,613,598
	705,000	5.00%, 06/15/2045	657,675
	315,000	5.60%, 07/15/2041	304,348
	920,000	Marathon Oil Corp. 2.70%, 06/01/2020	866,356
	1,231,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,294,364
	1,590,000	Petroleos Mexicanos 5.50%, 02/04/2019(3)	1,671,090
	360,000	Phillips 66 4.88%, 11/15/2044	392,962
	3,540,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	4,145,152
		Shell International Finance B.V.
	691,000	3.25%, 05/11/2025	724,919
	500,000	4.38%, 03/25/2020	549,532
	3,950,000	Sinopec Group Overseas Development Ltd.
		2.50%, 04/28/2020(3)	3,992,609
		Statoil ASA
	340,000	2.25%, 11/08/2019	348,699
	160,000	2.45%, 01/17/2023	161,986
	495,000	2.75%, 11/10/2021	517,557
	1,850,000	2.90%, 11/08/2020	1,926,766
	210,000	3.25%, 11/10/2024	221,770
	45,000	3.70%, 03/01/2024	48,607
		Suncor Energy, Inc.
	615,000	3.60%, 12/01/2024	646,781
	925,000	6.10%, 06/01/2018	1,000,253
	1,375,000	Total Capital International S.A. 2.70%, 01/25/2023	1,414,190

			32,450,975

		Oil & Gas Services - 0.1%
	940,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(3)	980,378
	1,625,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	1,744,389

			2,724,767

		Pharmaceuticals - 1.0%
	270,000	AbbVie, Inc. 3.20%, 11/06/2022	279,188
		Actavis Funding SCS
	1,195,000	3.00%, 03/12/2020	1,232,438
	1,170,000	3.45%, 03/15/2022	1,215,115
	485,000	3.80%, 03/15/2025	505,287
	515,000	4.55%, 03/15/2035	529,276
	600,000	4.85%, 06/15/2044	631,879
		Bayer US Finance LLC
	260,000	2.38%, 10/08/2019(3)	265,781
	1,215,000	3.00%, 10/08/2021(3)	1,268,772
	395,000	3.38%, 10/08/2024(3)	410,601
		Cardinal Health, Inc.
	990,000	2.40%, 11/15/2019	1,014,596

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Pharmaceuticals - 1.0% - (continued)
$	880,000	3.50%, 11/15/2024	$938,442
	1,035,000	4.50%, 11/15/2044	1,083,153
		EMD Finance LLC
	2,015,000	2.95%, 03/19/2022(3)	2,064,474
	3,000,000	3.25%, 03/19/2025(3)	3,074,055
	1,525,000	Express Scripts Holding Co. 2.25%, 06/15/2019	1,549,792
		Forest Laboratories LLC
	305,000	4.88%, 02/15/2021(3)	338,529
	800,000	5.00%, 12/15/2021(3)	895,307
		McKesson Corp.
	100,000	2.85%, 03/15/2023	102,002
	650,000	3.80%, 03/15/2024	703,751
		Merck & Co., Inc.
	1,960,000	2.75%, 02/10/2025	2,049,413
	1,640,000	2.80%, 05/18/2023	1,721,690
	630,000	4.15%, 05/18/2043	705,724
	1,925,000	Mylan N.V. 3.00%, 12/15/2018(3)	1,970,821

			24,550,086

		Pipelines - 0.7%
	990,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	993,192
	1,300,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	1,181,303
	865,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	917,442
	1,875,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	2,069,205
	2,425,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	2,382,963
	2,510,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	2,684,804
	2,375,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	2,502,777
	1,036,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	1,183,108
	2,470,000	Western Gas Partners L.P. 4.00%, 07/01/2022	2,406,699

			16,321,493

		Real Estate - 0.1%
		WEA Finance LLC / Westfield UK & Europe Finance plc
	480,000	1.75%, 09/15/2017(3)	481,387
	730,000	2.70%, 09/17/2019(3)	744,597
	1,400,000	3.25%, 10/05/2020(3)	1,456,973

			2,682,957

		Real Estate Investment Trusts - 0.4%
	975,000	American Tower Corp. 3.45%, 09/15/2021	1,014,840
	760,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	811,214
	940,000	Crown Castle International Corp. 3.70%, 06/15/2026	969,790
		HCP, Inc.
	2,960,000	4.00%, 06/01/2025	2,982,845
	2,030,000	6.00%, 01/30/2017	2,083,151
	1,735,000	Scentre Group 2.38%, 11/05/2019(3)	1,760,616

			9,622,456

The accompanying notes are an integral part of these financial statements.

74

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.2% - (continued)
		Retail - 0.5%
		AutoZone, Inc.
$	900,000	3.13%, 07/15/2023	$933,148
	1,908,000	3.70%, 04/15/2022	2,035,903
		CVS Health Corp.
	2,100,000	4.00%, 12/05/2023	2,322,291
	685,000	4.88%, 07/20/2035	817,826
	1,185,000	5.13%, 07/20/2045	1,470,083
	325,000	Home Depot, Inc. 4.40%, 03/15/2045	376,605
	1,850,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	2,039,595
	1,435,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	1,545,171
	705,000	Walgreens Boots Alliance, Inc. 2.60%, 06/01/2021	718,152

			12,258,774

		Savings & Loans - 0.1%
	1,610,000	Nationwide Building Society 2.35%, 01/21/2020(3)	1,627,248

		Semiconductors - 0.0%
	890,000	Lam Research Corp. 3.45%, 06/15/2023	919,175

		Telecommunications - 0.9%
		America Movil S.A.B. de C.V.
	635,000	3.13%, 07/16/2022	651,522
	530,000	6.13%, 03/30/2040	649,835
		AT&T, Inc.
	355,000	3.95%, 01/15/2025	377,345
	2,185,000	4.45%, 04/01/2024	2,400,461
	390,000	4.75%, 05/15/2046	399,700
	1,000,000	6.80%, 05/15/2036	1,286,376
	715,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(3)	713,470
		Orange S.A.
	3,200,000	4.13%, 09/14/2021	3,530,269
	576,000	9.00%, 03/01/2031	892,063
		Verizon Communications, Inc.
	425,000	3.45%, 03/15/2021	455,358
	2,415,000	3.50%, 11/01/2021	2,602,286
	4,795,000	4.50%, 09/15/2020	5,322,239
	1,305,000	4.52%, 09/15/2048	1,358,896
	611,000	4.67%, 03/15/2055	617,990
	715,000	4.75%, 11/01/2041	768,130
	263,000	6.40%, 09/15/2033	335,694

			22,361,634

		Transportation - 0.2%
		FedEx Corp.
	845,000	4.90%, 01/15/2034	959,114
	1,435,000	5.10%, 01/15/2044	1,672,053
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	1,685,000	3.20%, 07/15/2020(3)	1,723,462
	1,100,000	3.38%, 02/01/2022(3)	1,121,772

			5,476,401

		Total Corporate Bonds (cost $436,543,071)	$464,086,554

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
		Mexico - 0.2%
		Mexico Government International Bond
$	1,674,000	3.50%, 01/21/2021	$1,766,070
	1,185,000	3.60%, 01/30/2025	1,238,325

			3,004,395

		Qatar - 0.1%
	2,375,000	Qatar Government International Bond 4.63%, 06/02/2046(3)	2,582,043

		Slovenia - 0.1%
	2,380,000	Slovenia Government International Bond 5.50%, 10/26/2022(3)	2,702,014

		South Korea - 0.1%
	2,300,000	Export-Import Bank of Korea 1.75%, 05/26/2019	2,319,223

		Total Foreign Government Obligations (cost $10,148,641)	$10,607,675

MUNICIPAL BONDS - 1.3%
		General - 0.2%
	585,000	Chicago Transit Auth 6.90%, 12/01/2040	$763,463
	1,785,000	Kansas Dev Finance Auth 4.93%, 04/15/2045	2,045,074
	2,400,000	New Jersey State, Economic Auth Rev 3.80%, 06/15/2018	2,469,480

			5,278,017

		General Obligation - 0.3%
	1,235,000	California State, GO Taxable 7.55%, 04/01/2039	1,952,251
	685,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	886,534
	1,640,000	Illinois State, GO 5.10%, 06/01/2033	1,576,155
	2,200,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	2,911,964

			7,326,904

		Higher Education - 0.1%
	1,460,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	2,000,550

		Medical - 0.1%
	1,935,000	University of California, Regents MedCenter Pooled Rev 6.58%, 05/15/2049	2,843,289

		Power - 0.0%
	485,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	528,311

		Transportation - 0.5%
	1,160,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	1,807,466
	800,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 6.00%, 12/01/2044	1,156,168
	1,875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	2,596,106
	1,050,000	Maryland State Transportation Auth 5.89%, 07/01/2043	1,448,695

The accompanying notes are an integral part of these financial statements.

75

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
		Transportation - 0.5% - (continued)
		New York and New Jersey PA, Taxable Rev
$	685,000	4.81%, 10/15/2065	$823,562
	570,000	6.04%, 12/01/2029	763,384
	2,400,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	3,687,648

			12,283,029

		Utility - Electric - 0.1%
	1,080,000	Municipal Electric Auth. Georgia 6.64%, 04/01/2057	1,444,165

		Total Municipal Bonds (cost $24,623,612)	$31,704,265

U.S. GOVERNMENT AGENCIES - 1.1%
		FHLMC - 0.4%
	58,922	2.64%, 04/01/2029(4)	$60,786
	40,665	4.00%, 03/01/2041	43,723
	962,783	4.50%, 08/01/2033	1,053,865
	367,303	4.50%, 09/01/2033	401,986
	23,176	4.50%, 12/01/2034	25,366
	53,779	4.50%, 05/01/2035	58,822
	51,251	4.50%, 09/01/2035	55,939
	22,763	4.50%, 12/01/2035	24,806
	1,217,935	4.50%, 10/01/2039	1,334,452
	136,957	4.50%, 01/01/2040	149,303
	36,762	4.50%, 09/01/2040	40,811
	377,427	4.50%, 02/01/2041	414,548
	597,515	4.50%, 10/01/2041	655,984
	98,601	4.50%, 11/01/2043	107,788
	3,512,117	4.50%, 01/01/2044	3,830,030
	2,275,000	4.50%, 07/01/2046(7)	2,480,817

			10,739,026

		FNMA - 0.4%
	121,641	4.50%, 11/01/2023	132,688
	204,189	4.50%, 03/01/2038	223,483
	119,907	4.50%, 11/01/2039	131,171
	262,665	4.50%, 04/01/2040	287,405
	179,276	4.50%, 05/01/2040	196,526
	460,727	4.50%, 08/01/2040	504,697
	105,576	4.50%, 11/01/2040	115,732
	70,597	4.50%, 02/01/2041	77,387
	179,032	4.50%, 03/01/2041	196,164
	1,197,441	4.50%, 04/01/2041	1,310,761
	37,422	4.50%, 05/01/2041	40,827
	547,509	4.50%, 06/01/2041	597,908
	840,324	4.50%, 07/01/2041	921,288
	300,709	4.50%, 09/01/2041	328,391
	23,661	4.50%, 11/01/2043	25,812
	497,906	4.50%, 06/01/2044	544,798
	232,675	4.50%, 07/01/2044	253,876
	1,800,000	4.50%, 07/01/2046(7)	1,964,803
	900,000	4.50%, 08/16/2046	981,839
	3,645	5.00%, 02/01/2019	3,750
	39,805	5.00%, 04/01/2019	40,920

			8,880,226

		GNMA - 0.3%
	151,398	5.00%, 07/15/2037	170,443
	22,025	6.00%, 06/15/2024	25,189

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.1% - (continued)
		GNMA - 0.3% - (continued)
$	6,627	6.00%, 07/15/2026	$7,576
	11,163	6.00%, 01/15/2028	12,759
	2,760	6.00%, 03/15/2028	3,204
	82,175	6.00%, 04/15/2028	94,139
	110,680	6.00%, 05/15/2028	126,575
	22,973	6.00%, 06/15/2028	26,278
	60,455	6.00%, 07/15/2028	69,171
	21,101	6.00%, 08/15/2028	24,123
	92,718	6.00%, 09/15/2028	106,023
	159,961	6.00%, 10/15/2028	182,954
	266,191	6.00%, 11/15/2028	304,411
	159,043	6.00%, 12/15/2028	181,957
	5,365	6.00%, 12/15/2031	6,236
	33,361	6.00%, 09/15/2032	39,083
	11,333	6.00%, 11/15/2032	13,147
	20,690	6.00%, 01/15/2033	23,681
	2,167	6.00%, 04/15/2033	2,477
	134,290	6.00%, 06/15/2033	160,239
	51,032	6.00%, 10/15/2033	59,873
	7,401	6.00%, 11/15/2033	8,679
	121,485	6.00%, 10/15/2034	139,073
	63,162	6.00%, 01/15/2035	72,285
	8,158	6.00%, 05/15/2035	9,328
	20,038	6.00%, 06/15/2035	22,907
	1,167	6.50%, 03/15/2026	1,332
	5,627	6.50%, 01/15/2028	6,420
	450	6.50%, 02/15/2028	514
	87,609	6.50%, 03/15/2028	99,951
	165,352	6.50%, 04/15/2028	188,642
	57,818	6.50%, 05/15/2028	65,961
	229,268	6.50%, 06/15/2028	261,561
	14,549	6.50%, 10/15/2028	16,598
	4,719	6.50%, 02/15/2035	5,679
	31,145	7.00%, 11/15/2031	36,675
	14,996	7.00%, 03/15/2032	17,496
	1,669,691	7.00%, 11/15/2032	2,088,648
	237,996	7.00%, 01/15/2033	292,677
	261,535	7.00%, 05/15/2033	320,717
	50,638	7.00%, 07/15/2033	61,097
	311,652	7.00%, 11/15/2033	381,034
	124,779	7.50%, 09/16/2035	144,665
	241	8.00%, 09/15/2026	273
	151	8.00%, 11/15/2026	171
	14,901	8.00%, 12/15/2026	18,138
	173	8.00%, 09/15/2027	184
	9,555	8.00%, 07/15/2029	11,639
	5,460	8.00%, 10/15/2029	5,539
	4,112	8.00%, 11/15/2029	4,129
	22,842	8.00%, 12/15/2029	24,658
	4,900	8.00%, 01/15/2030	5,181
	6,891	8.00%, 02/15/2030	7,158
	1,161	8.00%, 03/15/2030	1,187
	60,972	8.00%, 04/15/2030	62,121
	11,652	8.00%, 05/15/2030	12,127
	49,727	8.00%, 06/15/2030	53,529
	3,911	8.00%, 07/15/2030	4,397
	78,504	8.00%, 08/15/2030	81,300
	17,478	8.00%, 09/15/2030	18,115
	10,568	8.00%, 11/15/2030	10,914
	179,866	8.00%, 12/15/2030	206,783

The accompanying notes are an integral part of these financial statements.

76

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.1% - (continued)
		GNMA - 0.3% - (continued)
$	278	8.00%, 02/15/2031	$296
	9,120	9.00%, 06/15/2022	9,276

			6,418,592

		Total U.S. Government Agencies (cost $24,755,662)	$26,037,844

U.S. GOVERNMENT SECURITIES - 13.5%
		U.S. Treasury Securities - 13.5%
		U.S. Treasury Bonds - 3.7%
	23,750,000	2.50%, 02/15/2045	$24,726,909
	2,415,000	2.50%, 02/15/2046	2,514,713
	10,450,800	2.88%, 05/15/2043	11,751,841
	430,000	2.88%, 08/15/2045	482,843
	235,000	3.00%, 11/15/2044	270,195
	8,995,000	3.13%, 08/15/2044	10,588,096
	4,630,000	3.38%, 05/15/2044	5,706,294
	22,000,000	4.38%, 02/15/2038	31,362,034
	1,750,000	6.00%, 02/15/2026	2,464,560

			89,867,485

		U.S. Treasury Notes - 9.8%
	18,550,000	0.63%, 08/31/2017	18,566,658
	3,800,000	0.63%, 09/30/2017	3,803,564
	11,800,000	1.00%, 09/15/2017	11,862,221
	12,075,000	1.25%, 03/31/2021	12,215,565
	4,635,000	1.38%, 09/30/2018	4,711,584
	2,025,000	1.38%, 09/30/2020	2,061,782
	9,840,000	1.38%, 01/31/2021	10,014,119
	36,130,000	1.50%, 03/31/2023	36,650,778
	37,000,000	1.63%, 07/31/2019	37,998,704
	6,000,000	1.63%, 02/15/2026	6,067,500
	17,835,000	1.75%, 09/30/2019	18,393,039
	6,680,000	2.00%, 02/15/2025	6,988,950
	2,650,000	2.00%, 08/15/2025	2,770,390
	4,900,000	2.13%, 05/15/2025	5,175,816
	16,670,000	2.25%, 11/15/2024	17,782,206
	590,000	2.25%, 11/15/2025	629,456
	11,935,000	2.38%, 08/15/2024	12,846,906
	16,070,000	2.75%, 02/15/2019	16,938,776
	7,650,000	2.75%, 11/15/2023	8,432,932
	3,390,000	2.75%, 02/15/2024	3,742,109

			237,653,055

		Total U.S. Government Securities (cost $303,345,406)	$327,520,540

		Total Long-Term Investments (cost $1,979,093,658)	$2,421,361,630

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.0%
	Other Investment Pools & Funds - 0.0%
55,648	Federated Prime Obligations Fund	$55,648

	Total Short-Term Investments (cost $55,648)	$55,648

Total Investments (cost $1,979,149,306)^	100.0%	$2,421,417,278
Other Assets and Liabilities	0.0%	806,190

Total Net Assets	100.0%	$2,422,223,468

The accompanying notes are an integral part of these financial statements.

77

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$485,593,887
Unrealized Depreciation	(43,325,915)

Net Unrealized Appreciation	$442,267,972

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of these securities was $20,064,305, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	11,702,200	Allstar Co.	$5,090,681
11/2013	163,241	Tory Burch LLC	12,794,224

			$17,884,905

At June 30, 2016, the aggregate value of these securities was $20,064,305, which represents 0.8% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $152,638,974, which represents 6.3% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2016.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,235,000 at June 30, 2016.

(7)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at June 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	8	09/21/2016	$1,035,693	$1,063,875	$28,182

Total futures contracts					$28,182

The accompanying notes are an integral part of these financial statements.

78

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

TBA Sale Commitments Outstanding at June 30, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$5,000,000	07/01/2046	$(5,452,343)	$(3,906)
FHLMC, 4.50%	2,275,000	08/01/2046	(2,479,395)	1,066
FNMA, 4.50%	900,000	07/01/2046	(982,336)	—

Total (proceeds $8,911,234)			$(8,914,074)	$(2,840)

At June 30, 2016, the aggregate market value of these securities represents (0.4)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

79

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$136,384,095	$136,384,095	$—	$—
Capital Goods	118,449,957	118,449,957	—	—
Commercial & Professional Services	15,806,676	15,806,676	—	—
Consumer Durables & Apparel	19,808,986	19,808,986	—	—
Consumer Services	36,160,787	36,160,787	—	—
Diversified Financials	55,353,914	55,353,914	—	—
Energy	107,847,026	107,847,026	—	—
Food & Staples Retailing	28,471,161	28,471,161	—	—
Food, Beverage & Tobacco	94,756,040	74,173,608	20,582,432	—
Health Care Equipment & Services	85,196,666	85,196,666	—	—
Household & Personal Products	15,483,412	15,483,412	—	—
Insurance	63,940,798	63,940,798	—	—
Materials	39,388,029	39,388,029	—	—
Media	55,427,895	55,427,895	—	—
Pharmaceuticals, Biotechnology & Life Sciences	206,539,194	163,105,498	43,433,696	—
Retailing	78,724,538	58,660,233	—	20,064,305
Semiconductors & Semiconductor Equipment	68,475,835	68,475,835	—	—
Software & Services	133,247,738	133,247,738	—	—
Technology Hardware & Equipment	69,774,880	69,774,880	—	—
Telecommunication Services	10,301,922	10,301,922	—	—
Transportation	15,752,115	15,752,115	—	—
Utilities	37,586,496	37,586,496	—	—
Asset & Commercial Mortgage Backed Securities	68,526,592	—	68,526,592	—
Corporate Bonds	464,086,554	—	464,086,554	—
Foreign Government Obligations	10,607,675	—	10,607,675	—
Municipal Bonds	31,704,265	—	31,704,265	—
U.S. Government Agencies	26,037,844	—	26,037,844	—
U.S. Government Securities	327,520,540	—	327,520,540	—
Short-Term Investments	55,648	55,648	—	—
Futures Contracts(2)	28,182	28,182	—	—

Total	$2,421,445,460	$1,408,881,557	$992,499,598	$20,064,305

Liabilities
TBA Sale Commitments	$(8,914,074)	$—	$(8,914,074)	$—

Total	$(8,914,074)	$—	$(8,914,074)	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Total
Beginning balance	$19,755,780	$19,755,780
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	308,525	308,525
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$20,064,305	$20,064,305

The accompanying notes are an integral part of these financial statements.

80

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $308,525.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

81

Hartford Capital Appreciation HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Automobiles & Components - 1.4%
539,919	Delphi Automotive plc	$33,798,929
126,710	Fiat Chrysler Automobiles N.V.	779,958
1,921,073	Ford Motor Co.	24,147,888
659,610	Goodyear Tire & Rubber Co.	16,925,592
188,500	Magna International, Inc.	6,616,723

		82,269,090

	Banks - 5.4%
514,153	Bank of America Corp.	6,822,810
7,153,000	China Construction Bank Corp. Class H	4,768,462
904,754	Citigroup, Inc.	38,352,522
2,601,500	Itau Unibanco Holding S.A. ADR	24,558,160
1,712,879	JP Morgan Chase & Co.	106,438,301
100,690	M&T Bank Corp.	11,904,579
349,112	MGIC Investment Corp.*	2,077,216
574,462	Nordea Bank AB	4,873,529
748,584	PNC Financial Services Group, Inc.	60,927,252
3,749,900	Sberbank of Russia PJSC ADR	32,888,333
348,932	Wells Fargo & Co.	16,514,952

		310,126,116

	Capital Goods - 5.1%
89,059	3M Co.	15,596,012
849,015	AerCap Holdings N.V.*	28,518,414
158,734	Airbus Group SE	9,098,621
196,900	Boeing Co.	25,571,403
322,283	Builders FirstSource, Inc.*	3,625,684
66,929	Caterpillar, Inc.	5,073,888
98,301	Danaher Corp.	9,928,401
429,629	Eaton Corp. plc	25,661,740
85,677	Fastenal Co.	3,803,202
135,528	Generac Holdings, Inc.*	4,738,059
53,210	General Dynamics Corp.	7,408,960
350,600	HF Global, Inc.(1)(2)(3)	5,795,418
413,549	Honeywell International, Inc.	48,104,020
68,218	Lockheed Martin Corp.	16,929,661
62,596	Middleby Corp.*	7,214,189
254,686	Owens Corning	13,121,423
77,309	Pentair plc	4,506,342
33,198	Raytheon Co.	4,513,268
737,500	Sanwa Holdings Corp.	6,703,896
100,712	Schneider Electric SE	5,875,604
52,335	Siemens AG	5,370,677
24,419	Sulzer AG	2,118,987
46,360	TransDigm Group, Inc.*	12,224,668
131,014	United Technologies Corp.	13,435,486
50,661	Wabco Holdings, Inc.*	4,639,028
69,178	WESCO International, Inc.*	3,561,975
155,455	Zumtobel Group AG	1,892,229

		295,031,255

	Commercial & Professional Services - 0.6%
129,493	Clean Harbors, Inc.*	6,747,880
101,624	Equifax, Inc.	13,048,522
16,533	IHS, Inc. Class A*	1,911,380
35,387	Stericycle, Inc.*	3,684,494
133,800	TransUnion*	4,474,272
58,410	Waste Connections, Inc.*	4,208,441

		34,074,989

	Consumer Durables & Apparel - 2.4%
36,138,000	Global Brands Group Holding Ltd.*	3,179,367

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Consumer Durables & Apparel - 2.4% - (continued)
229,734	Harman International Industries, Inc.	$16,499,496
360,098	Kate Spade & Co.*	7,421,620
339,551	Lennar Corp. Class A	15,653,301
127,476	Luxottica Group S.p.A.	6,212,879
859,192	NIKE, Inc. Class B	47,427,398
146,159	Pandora A/S	19,906,760
224,691	Persimmon plc	4,357,137
259,670	PulteGroup, Inc.	5,060,968
112,203	Ralph Lauren Corp.	10,055,633
120,040	Under Armour, Inc. Class A*	4,817,205

		140,591,764

	Consumer Services - 2.2%
139,063	Aramark	4,647,485
19,976	Chipotle Mexican Grill, Inc.*	8,045,534
514,322	Hilton Worldwide Holdings, Inc.	11,587,675
39,731	Jack in the Box, Inc.	3,413,688
379,796	Las Vegas Sands Corp.	16,517,328
197,103	LifeLock, Inc.*	3,116,198
160,735	McDonald’s Corp.	19,342,850
91,799	Norwegian Cruise Line Holdings Ltd.*	3,657,272
52,516	Panera Bread Co. Class A*	11,130,241
610,400	Sands China Ltd.	2,065,540
565,789	Wyndham Worldwide Corp.	40,301,151

		123,824,962

	Diversified Financials - 3.6%
347,193	American Express Co.	21,095,447
415,799	Banca Generali S.p.A.	8,334,049
104,415	BlackRock, Inc.	35,765,270
51,497	Intercontinental Exchange, Inc.	13,181,172
121,156	Invesco Ltd.	3,094,324
109,967	Legg Mason, Inc.	3,242,927
4,882,285	LendingClub Corp. PIPE*	20,993,825
861,987	Markit, Ltd.*	28,100,776
678,269	OneMain Holdings, Inc.*	15,478,099
335,666	Raymond James Financial, Inc.	16,548,334
243,186	S&P Global, Inc.	26,084,130
107,556	Santander Consumer USA Holdings, Inc.*	1,111,053
772,838	Silver Run Acquisition Corp.*	7,712,923
74,700	Solar Cayman Ltd.(1)(2)(3)	18,675
132,909	Synchrony Financial*	3,359,940
294,190	WisdomTree Investments, Inc.	2,880,120

		207,001,064

	Energy - 5.3%
321,006	Anadarko Petroleum Corp.	17,093,569
348,973	Cabot Oil & Gas Corp.	8,982,565
329,314	Canadian Natural Resources Ltd.	10,152,751
235,177	Chevron Corp.	24,653,605
1,646,393	Cobalt International Energy, Inc.*	2,206,167
169,326	Continental Resources, Inc.*	7,665,388
155,788	Diamondback Energy, Inc.*	14,209,423
64,594	Energen Corp.	3,114,077
57,435	EOG Resources, Inc.	4,791,228
470,018	Golar LNG Ltd.	7,285,279
332,078	Halliburton Co.	15,039,813
105,697	Helmerich & Payne, Inc.	7,095,440
68,333	Hess Corp.	4,106,813
208,210	HollyFrontier Corp.	4,949,152
626,950	Imperial Oil Ltd.	19,786,542
2,642,184	Karoon Gas Australia Ltd.*	2,579,824

The accompanying notes are an integral part of these financial statements.

82

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Energy - 5.3% - (continued)
857,069	Marathon Oil Corp.	$12,864,606
72,047	National Oilwell Varco, Inc.	2,424,381
214,450	Occidental Petroleum Corp.	16,203,842
659,508	Petroleo Brasileiro S.A. ADR*	4,722,077
234,920	Pioneer Natural Resources Co.	35,522,253
6,669	PrairieSky Royalty Ltd.	126,571
271,487	QEP Resources, Inc.	4,786,316
4,059,313	Rosneft PJSC GDR	20,783,682
248,842	Royal Dutch Shell plc Class B	6,875,149
545,840	Southwestern Energy Co.*	6,866,667
776,131	Suncor Energy, Inc.	21,522,113
416,100	Total S.A.	19,954,487
807,071	Trican Well Service Ltd.*	1,542,990

		307,906,770

	Food & Staples Retailing - 2.0%
551,477	Costco Wholesale Corp.	86,603,948
171,205	Seven & I Holdings Co., Ltd.	7,178,300
638,737	Whole Foods Market, Inc.	20,452,359

		114,234,607

	Food, Beverage & Tobacco - 4.1%
756,528	British American Tobacco plc	49,044,960
620,035	Coca-Cola Co.	28,106,187
102,310	ConAgra Foods, Inc.	4,891,441
474,282	Molson Coors Brewing Co. Class B	47,964,139
831,196	Mondelez International, Inc. Class A	37,827,730
160,900	Monster Beverage Corp.*	25,858,239
160,004	PepsiCo, Inc.	16,950,824
297,600	Post Holdings, Inc.*	24,608,544

		235,252,064

	Health Care Equipment & Services - 5.4%
12,300	ABIOMED, Inc.*	1,344,267
363,800	Acadia Healthcare Co., Inc.*	20,154,520
32,523	athenahealth, Inc.*	4,488,499
122,280	Becton Dickinson and Co.	20,737,465
1,163,751	Boston Scientific Corp.*	27,196,861
272,129	Cardinal Health, Inc.	21,228,783
10,352,792	CareView Communications, Inc.*	1,449,391
110,097	Cerner Corp.*	6,451,684
941,414	Community Health Systems, Inc.*	11,344,039
3,756,574	Corindus Vascular Robotics, Inc.*	5,371,901
216,994	DENTSPLY SIRONA, Inc.	13,462,308
83,554	DexCom, Inc.*	6,628,339
315,407	Envision Healthcare Holdings, Inc.*	8,001,876
57,731	Essilor International S.A.	7,587,526
675,744	HCA Holdings, Inc.*	52,039,045
144,768	Hologic, Inc.*	5,008,973
107,928	Insulet Corp.*	3,263,743
94,629	McKesson Corp.	17,662,503
57,798	MEDNAX, Inc.*	4,186,309
355,015	Medtronic plc	30,804,651
1,031,292	Senseonics Holdings, Inc.*	4,052,978
42,476	Stryker Corp.	5,089,899
182,100	UnitedHealth Group, Inc.	25,712,520
177,004	Veeva Systems, Inc. Class A*	6,039,376

		309,307,456

	Household & Personal Products - 1.2%
101,668	Beiersdorf AG	9,625,366
509,731	Colgate-Palmolive Co.	37,312,309

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Household & Personal Products - 1.2% - (continued)
321,507	Coty, Inc. Class A	$8,355,967
150,794	Estee Lauder Cos., Inc. Class A	13,725,270
31,961	Procter & Gamble Co.	2,706,138

		71,725,050

	Insurance - 5.3%
243,224	American International Group, Inc.	12,864,117
302,278	Arthur J Gallagher & Co.	14,388,433
313,463	Assicurazioni Generali S.p.A.	3,696,475
776,383	Chubb Ltd.	101,481,022
671,504	Delta Lloyd N.V.	2,359,453
11,356	Markel Corp.*	10,819,770
457,332	Marsh & McLennan Cos., Inc.	31,308,949
1,033,310	MetLife, Inc.	41,156,737
398,543	Principal Financial Group, Inc.	16,384,103
515,200	Prudential Financial, Inc.	36,754,368
219,500	Tokio Marine Holdings, Inc.	7,307,388
165,753	Torchmark Corp.	10,246,850
271,098	Unum Group	8,618,205
41,697	Zurich Insurance Group AG*	10,315,116

		307,700,986

	Materials - 3.9%
56,861	Agrium, Inc.	5,141,372
511,900	Anglo American plc	5,017,764
79,999	Bemis Co., Inc.	4,119,149
1,794,252	BHP Billiton plc	22,709,713
325,320	BRAAS Monier Building Group S.A.	7,624,929
69,553	Cabot Corp.	3,175,790
193,412	Celanese Corp. Series A	12,658,815
366,699	CF Industries Holdings, Inc.	8,837,446
348,515	Constellium N.V. Class A*	1,634,535
214,674	CRH plc	6,295,012
695,600	Dow Chemical Co.	34,578,276
259,925	International Paper Co.	11,015,622
11,718,182	Ivanhoe Mines Ltd. Class A*	9,160,853
177,396	LafargeHolcim Ltd.*	7,421,810
672,865	Louisiana-Pacific Corp.*	11,674,208
590,700	Methanex Corp.	17,186,743
25,530	Monsanto Co.	2,640,057
74,946	Norbord, Inc.	1,465,332
296,965	Platform Specialty Products Corp.*	2,637,049
177,254	Praxair, Inc.	19,921,577
158,278	Reliance Steel & Aluminum Co.	12,171,578
219,018	Wacker Chemie AG	19,180,087

		226,267,717

	Media - 1.8%
98,332	DISH Network Corp. Class A*	5,152,597
48,142	John Wiley & Sons, Inc. Class A	2,512,050
1,772,380	SES S.A.	37,942,284
2,861,533	Sky plc	32,516,844
1,041,000	Twenty-First Century Fox, Inc. Class A	28,159,050
29,800	Weinstein Co. LLC*(1)(2)(3)	—

		106,282,825

	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
250,113	Alder Biopharmaceuticals, Inc.*	6,245,322
282,446	Alkermes plc*	12,207,316
282,961	Allergan plc*	65,389,457
186,550	AstraZeneca plc ADR	5,631,944
156,080	AstraZeneca plc	9,331,002

The accompanying notes are an integral part of these financial statements.

83

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2% - (continued)
26,358	Biogen, Inc.*	$6,373,892
2,434,911	Bristol-Myers Squibb Co.	179,087,704
200,813	Cepheid*	6,175,000
274,029	Coherus Biosciences, Inc.*	4,628,350
316,343	Eisai Co., Ltd.	17,663,357
531,828	Hikma Pharmaceuticals plc	17,513,614
219,905	Incyte Corp.*	17,588,002
35,141	Ionis Pharmaceuticals, Inc.*	818,434
341,888	Johnson & Johnson	41,471,014
2,754,965	Merck & Co., Inc.	158,713,534
30,282	Mettler-Toledo International, Inc.*	11,050,507
463,796	Mylan N.V.*	20,054,539
380,987	Novavax, Inc.*	2,769,775
221,875	Portola Pharmaceuticals, Inc.*	5,236,250
142,248	Regeneron Pharmaceuticals, Inc.*	49,677,269
43,256	Roche Holding AG	11,414,384
112,126	TESARO, Inc.*	9,424,190
189,399	Teva Pharmaceutical Industries Ltd. ADR	9,513,512
4,270,342	TherapeuticsMD, Inc.*	36,297,907

		704,276,275

	Real Estate - 1.5%
254,110	American Tower Corp. REIT	28,869,437
274,390	Castellum AB	3,901,258
378,757	Columbia Property Trust, Inc. REIT	8,105,400
14,964	Equinix, Inc. REIT	5,801,992
557,111	Host Hotels & Resorts, Inc. REIT	9,030,769
60,094	ICADE REIT	4,222,827
408,276	STORE Capital Corp. REIT	12,023,728
454,007	Vonovia SE	16,577,594

		88,533,005

	Retailing - 4.4%
88,557	Advance Auto Parts, Inc.	14,313,468
8,451,700	Allstar Co.*(1)(2)(3)	8,029,115
47,506	Amazon.com, Inc.*	33,996,244
208,674	CarMax, Inc.*	10,231,286
162,819	Dick’s Sporting Goods, Inc.	7,336,624
225,951	Expedia, Inc.	24,018,591
120,505	Home Depot, Inc.	15,387,283
17,385	Honest Co.(1)(2)(3)	687,229
128,859	L Brands, Inc.	8,650,305
203,312	Lowe’s Cos., Inc.	16,096,211
50,835	Netflix, Inc.*	4,650,386
101,987	Nordstrom, Inc.	3,880,605
11,594	Priceline Group, Inc.*	14,474,066
92,340	Restoration Hardware Holdings, Inc.*	2,648,311
400,616	Signet Jewelers Ltd.	33,014,765
252,868	TJX Cos., Inc.	19,528,996
280,504	Tory Burch LLC*(1)(2)(3)	15,374,397
245,136	TripAdvisor, Inc.*	15,762,245
114,919	Wayfair, Inc. Class A*	4,481,841

		252,561,968

	Semiconductors & Semiconductor Equipment - 3.8%
198,580	Applied Materials, Inc.	4,759,963
141,033	Broadcom Ltd.	21,916,528
106,059	Cypress Semiconductor Corp.	1,118,922
356,186	First Solar, Inc.*	17,267,897
707,040	Intel Corp.	23,190,912
109,082	Lam Research Corp.	9,169,433

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Semiconductors & Semiconductor Equipment - 3.8% - (continued)
247,112	Maxim Integrated Products, Inc.	$8,819,427
559,660	Mellanox Technologies Ltd.*	26,841,294
171,317	Micron Technology, Inc.*	2,357,322
553,502	NXP Semiconductors N.V.*	43,361,347
55,088	Qorvo, Inc.*	3,044,163
169,011	QUALCOMM, Inc.	9,053,919
87,760	Silicon Motion Technology Corp. ADR	4,194,928
127,044	SK Hynix, Inc.	3,615,289
50,188	Skyworks Solutions, Inc.	3,175,897
792,797	Sumco Corp.	5,078,870
1,870,833	SunPower Corp.*	28,979,203
80,786	Synaptics, Inc.*	4,342,247

		220,287,561

	Software & Services - 13.3%
210,290	Accenture plc Class A	23,823,754
1,000,484	Activision Blizzard, Inc.	39,649,181
267,129	Adobe Systems, Inc.*	25,588,287
296,421	Akamai Technologies, Inc.*	16,578,827
482,643	Alibaba Group Holding Ltd. ADR*	38,384,598
48,440	Alliance Data Systems Corp.*	9,490,365
19,279	Alphabet, Inc. Class A*	13,563,355
133,730	Alphabet, Inc. Class C*	92,554,533
276,224	Autodesk, Inc.*	14,954,767
187,968	Automatic Data Processing, Inc.	17,268,620
124,559	Blackhawk Network Holdings, Inc.*	4,171,481
1,107,393	Cadence Design Systems, Inc.*	26,909,650
102,697	Cognizant Technology Solutions Corp. Class A*	5,878,376
24,070	CoStar Group, Inc.*	5,263,146
184,967	Dropbox, Inc. Class B(1)(2)(3)	1,507,481
310,487	Envestnet, Inc.*	10,342,322
710,503	Facebook, Inc. Class A*	81,196,283
473,947	Genpact Ltd.*	12,720,737
773,426	Global Payments, Inc.	55,207,148
143,279	GoDaddy, Inc. Class A*	4,468,872
438,650	Gogo, Inc.*	3,680,273
1,374,523	Microsoft Corp.	70,334,342
835,736	Mobileye N.V.*	38,560,859
117,576	Nintendo Co., Ltd.	16,895,563
574,505	Quotient Technology, Inc.*	7,704,112
291,652	Salesforce.com, Inc.*	23,160,085
424,446	ServiceNow, Inc.*	28,183,214
181,444	SS&C Technologies Holdings, Inc.	5,094,948
139,936	Twitter, Inc.*	2,366,318
14,300	Ultimate Software Group, Inc.*	3,007,147
149,063	VeriSign, Inc.*	12,887,987
58,873	Visa, Inc. Class A	4,366,610
325,519	Workday, Inc. Class A*	24,306,504
99,000	Yandex N.V. Class A*	2,163,150
167,145	Zendesk, Inc.*	4,409,285
336,869	Zillow Group, Inc. Class A*	12,346,249
145,235	Zillow Group, Inc. Class C*	5,269,126

		764,257,555

	Technology Hardware & Equipment - 2.9%
211,570	Amphenol Corp. Class A	12,129,308
79,542	Arista Networks, Inc.*	5,120,914
274,635	ARRIS International plc*	5,756,349
620,000	Catcher Technology Co., Ltd.	4,622,830
1,592,433	Cisco Systems, Inc.	45,686,903

The accompanying notes are an integral part of these financial statements.

84

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Technology Hardware & Equipment - 2.9% - (continued)
302,300	Motorola Solutions, Inc.	$19,942,731
44,613	ParkerVision, Inc. PIPE	140,085
492,077	ParkerVision, Inc.*	1,545,122
578,268	Pure Storage, Inc. Class A*	6,303,121
44,647	Samsung Electronics Co., Ltd.	55,601,193
125,097	Trimble Navigation Ltd.*	3,047,363
125,289	Western Digital Corp.	5,921,158

		165,817,077

	Telecommunication Services - 1.3%
114,701	Millicom International Cellular S.A.	7,035,683
250,500	Nippon Telegraph & Telephone Corp.	11,747,168
340,400	NTT DoCoMo, Inc.	9,180,089
152,856	T-Mobile US, Inc.*	6,614,079
349,779	Telenor ASA	5,789,894
491,449	Verizon Communications, Inc.	27,442,512
4,078,528	Zegona Communications plc*	5,809,606

		73,619,031

	Transportation - 4.8%
151,382	Alaska Air Group, Inc.	8,824,057
1,052,341	American Airlines Group, Inc.	29,791,774
181,497	Avis Budget Group, Inc.*	5,849,648
390,700	Canadian National Railway Co.	23,070,942
645,743	CSX Corp.	16,840,977
165,410	Deutsche Post AG	4,660,012
269,250	FedEx Corp.	40,866,765
174,316	Genesee & Wyoming, Inc. Class A*	10,275,928
623,090	International Consolidated Airlines Group S.A.	3,090,332
128,657	J.B. Hunt Transport Services, Inc.	10,412,211
5,818,000	Jiangsu Expressway Co., Ltd. Class H	8,124,751
65,534	Landstar System, Inc.	4,499,564
9,794	Macquarie Infrastructure Corp.	725,246
247,800	Southwest Airlines Co.	9,716,238
1,094,458	Swift Transportation Co.*	16,865,598
428,750	Union Pacific Corp.	37,408,437
90,426	United Continental Holdings, Inc.*	3,711,083
327,851	United Parcel Service, Inc. Class B	35,316,110
328,729	XPO Logistics, Inc.*	8,632,424

		278,682,097

	Utilities - 2.8%
21,978	American Water Works Co., Inc.	1,857,361
353,269	Avangrid, Inc.	16,271,570
332,860	Calpine Corp.*	4,909,685
1,735,012	Centrica plc	5,246,657
23,701,000	China Longyuan Power Group Corp. Ltd. Class H	19,785,620
262,116	Dominion Resources, Inc.	20,426,700
292,193	E.ON SE	2,949,633
66,725	Edison International	5,182,531
379,897	Exelon Corp.	13,813,055
290,306	Gas Natural SDG S.A.	5,770,590
254,636	National Grid plc	3,744,504
140,346	NextEra Energy, Inc.	18,301,118
330,288	OGE Energy Corp.	10,816,932
68,871	Pattern Energy Group, Inc.	1,581,967
258,014	PG&E Corp.	16,492,255
655,000	Power Assets Holdings Ltd.	6,022,410

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Utilities - 2.8% - (continued)
395,615	RWE AG*	$6,300,248

		159,472,836

	Total Common Stocks (cost $5,436,787,629)	$5,579,104,120

PREFERRED STOCKS - 1.1%
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.(1)(2)(3)	$133,034

	Consumer Services - 0.1%
16,619	Airbnb, Inc. Series E(1)(2)(3)	2,166,951
161,097	DraftKings, Inc. Series D(1)(2)(3)	639,555
139,659	DraftKings, Inc. Series D-1(1)(2)(3)	729,020

		3,535,526

	Diversified Financials - 0.1%
284,119	Social Finance, Inc.(1)(2)(3)	4,034,112

	Software & Services - 0.9%
56,702	Cloudera, Inc.(1)(2)(3)	912,335
29,504	Magic Leap Inc. Series C(1)(2)(3)	679,566
50,200	Nanigans, Inc.(1)(2)(3)	457,322
793,410	Pinterest, Inc. Series G(1)(2)(3)	4,847,735
20,891	Sharecare(1)(2)(3)	4,698,031
815,160	Uber Technologies, Inc.(1)(2)(3)	39,757,169
293,655	Zuora, Inc. Series F(1)(2)(3)	1,159,937

		52,512,095

	Telecommunication Services - 0.0%
3,739	DocuSign, Inc. Series B(1)(2)(3)	63,339
1,120	DocuSign, Inc. Series B-1(1)(2)(3)	18,973
2,687	DocuSign, Inc. Series D(1)(2)(3)	45,518
69,493	DocuSign, Inc. Series E(1)(2)(3)	1,177,211
10,835	DocuSign, Inc. Series F(1)(2)(3)	183,545

		1,488,586

	Total Preferred Stocks (cost $37,888,909)	$61,703,353

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
40,566	Honest Co. Series C(1)(2)(3)	$1,603,574

	Total Convertible Preferred Stocks (cost $1,097,607)	$1,603,574

	Total Long-Term Investments (cost $5,475,774,145)	$5,642,411,047

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
80,726,249	BlackRock Liquidity Funds TempFund Portfolio	$80,726,249

	Total Short-Term Investments (cost $80,726,249)	$80,726,249

Total Investments (cost $5,556,500,394)^	99.2%	$5,723,137,296
Other Assets and Liabilities	0.8%	47,632,307

Total Net Assets	100.0%	$5,770,769,603

The accompanying notes are an integral part of these financial statements.

85

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$599,376,452
Unrealized Depreciation	(432,739,550)

Net Unrealized Appreciation	$166,636,902

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of these securities was $94,719,242, which represents 1.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
06/2015	16,619	Airbnb, Inc. Series E Preferred	$1,547,136
08/2011	8,451,700	Allstar Co.	3,676,649
02/2014	56,702	Cloudera, Inc. Preferred	825,581
02/2014	3,739	DocuSign, Inc. Series B Preferred	49,102
02/2014	1,120	DocuSign, Inc. Series B-1 Preferred	14,708
02/2014	2,687	DocuSign, Inc. Series D Preferred	35,287
02/2014	69,493	DocuSign, Inc. Series E Preferred	912,610
04/2015	10,835	DocuSign, Inc. Series F Preferred	206,874
07/2015	161,097	DraftKings, Inc. Series D Preferred	867,652
08/2015	139,659	DraftKings, Inc. Series D-1 Preferred	1,070,543
05/2012	184,967	Dropbox, Inc. Class B	1,674,267
06/2015	350,600	HF Global, Inc.	4,713,607
08/2014	17,385	Honest Co.	470,391
08/2014	40,566	Honest Co. Series C Convertible Preferred	1,097,607
12/2015	29,504	Magic Leap Inc. Series C Preferred	679,566
03/2015	50,200	Nanigans, Inc. Preferred	548,109
01/2014	127,917	One Kings Lane, Inc. Preferred	1,972,096
03/2015	793,410	Pinterest, Inc. Series G Preferred	5,695,963
03/2015	20,891	Sharecare Preferred	5,220,034
09/2015	284,119	Social Finance, Inc. Preferred	4,482,347
03/2007	74,700	Solar Cayman Ltd.	21,894
11/2013	280,504	Tory Burch LLC	21,984,886
06/2014	815,160	Uber Technologies, Inc. Preferred	12,645,618
03/2016	29,800	Weinstein Co. LLC	27,950,957
01/2015	293,655	Zuora, Inc. Series F Preferred	1,115,683

			$99,479,167

At June 30, 2016, the aggregate value of these securities was $94,719,242, which represents 1.6% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $94,719,242, which represents 1.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

86

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at June 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	09/21/16	CBA	$44,975,227	$44,090,104	$885,123
EUR	Sell	09/21/16	CBK	6,323,715	6,322,598	1,117
GBP	Sell	09/21/16	JPM	5,226,164	4,805,698	420,466

Total						$1,306,706

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

87

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$82,269,090	$81,489,132	$779,958	$—
Banks	310,126,116	267,595,792	42,530,324	—
Capital Goods	295,031,255	258,175,823	31,060,014	5,795,418
Commercial & Professional Services	34,074,989	34,074,989	—	—
Consumer Durables & Apparel	140,591,764	106,935,621	33,656,143	—
Consumer Services	123,824,962	121,759,422	2,065,540	—
Diversified Financials	207,001,064	198,648,340	8,334,049	18,675
Energy	307,906,770	278,497,310	29,409,460	—
Food & Staples Retailing	114,234,607	107,056,307	7,178,300	—
Food, Beverage & Tobacco	235,252,064	186,207,104	49,044,960	—
Health Care Equipment & Services	309,307,456	301,719,930	7,587,526	—
Household & Personal Products	71,725,050	62,099,684	9,625,366	—
Insurance	307,700,986	284,022,554	23,678,432	—
Materials	226,267,717	158,018,402	68,249,315	—
Media	106,282,825	35,823,697	70,459,128	—
Pharmaceuticals, Biotechnology & Life Sciences	704,276,275	648,353,918	55,922,357	—
Real Estate	88,533,005	63,831,326	24,701,679	—
Retailing	252,561,968	228,471,227	—	24,090,741
Semiconductors & Semiconductor Equipment	220,287,561	211,593,402	8,694,159	—
Software & Services	764,257,555	745,854,511	16,895,563	1,507,481
Technology Hardware & Equipment	165,817,077	105,593,054	60,224,023	—
Telecommunication Services	73,619,031	39,866,197	33,752,834	—
Transportation	278,682,097	262,807,002	15,875,095	—
Utilities	159,472,836	109,653,174	49,819,662	—
Preferred Stocks	61,703,353	—	—	61,703,353
Convertible Preferred Stocks	1,603,574	—	—	1,603,574
Short-Term Investments	80,726,249	80,726,249	—	—
Foreign Currency Contracts(2)	1,306,706	—	1,306,706	—

Total	$5,724,444,002	$4,978,874,167	$650,850,593	$94,719,242

(1)	For the six-month period ended June 30, 2016, investments valued at $9,388,293 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

88

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$37,711,677	$63,535,697	$1,838,857	$103,086,231
Purchases	—	—	—	—
Sales	(7,343,067)	—	—	(7,343,067)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	1,137,517	(1,832,344)	(235,283)	(930,110)
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(93,812)	—	—	(93,812)

Ending balance	$31,412,315	$61,703,353	$1,603,574	$94,719,242

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $(1,386,613).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

Hartford Disciplined Equity HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 7.7%
767,470	Bank of America Corp.	$10,184,327
206,970	Citigroup, Inc.	8,773,458
538,830	EverBank Financial Corp.	8,007,014
252,006	JP Morgan Chase & Co.	15,659,653
138,910	PNC Financial Services Group, Inc.	11,305,885

		53,930,337

	Capital Goods - 5.7%
148,528	AMETEK, Inc.	6,866,449
98,810	Fortune Brands Home & Security, Inc.	5,728,016
109,564	Honeywell International, Inc.	12,744,484
84,505	Illinois Tool Works, Inc.	8,802,041
35,906	Snap-on, Inc.	5,666,685

		39,807,675

	Commercial & Professional Services - 3.8%
87,544	Equifax, Inc.	11,240,650
145,914	Nielsen Holdings plc	7,583,150
96,063	Verisk Analytics, Inc. Class A*	7,788,788

		26,612,588

	Consumer Durables & Apparel - 1.5%
169,494	VF Corp.	10,422,186

	Consumer Services - 2.7%
268,180	Aramark	8,962,576
167,036	Starbucks Corp.	9,541,096

		18,503,672

	Diversified Financials - 1.5%
64,850	S&P Global, Inc.	6,955,811
149,950	Synchrony Financial*	3,790,736

		10,746,547

	Energy - 3.0%
121,760	Baker Hughes, Inc.	5,495,029
57,370	Concho Resources, Inc.*	6,842,520
102,845	EOG Resources, Inc.	8,579,330

		20,916,879

	Food & Staples Retailing - 5.0%
98,770	Costco Wholesale Corp.	15,510,841
101,213	CVS Health Corp.	9,690,132
274,058	Kroger Co.	10,082,594

		35,283,567

	Food, Beverage & Tobacco - 6.7%
231,163	Altria Group, Inc.	15,941,000
76,982	Molson Coors Brewing Co. Class B	7,785,190
330,210	Mondelez International, Inc. Class A	15,027,857
51,816	Monster Beverage Corp.*	8,327,349

		47,081,396

	Health Care Equipment & Services - 9.2%
49,202	Aetna, Inc.	6,009,040
165,440	Cerner Corp.*	9,694,784
166,535	Envision Healthcare Holdings, Inc.*	4,224,993
98,978	HCA Holdings, Inc.*	7,622,296
66,794	McKesson Corp.	12,467,100
129,790	Medtronic plc	11,261,878
93,024	UnitedHealth Group, Inc.	13,134,989

		64,415,080

	Household & Personal Products - 3.3%
150,130	Colgate-Palmolive Co.	10,989,516
136,143	Estee Lauder Cos., Inc. Class A	12,391,736

		23,381,252

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Insurance - 4.7%
111,151	Chubb Ltd.	$14,528,547
154,990	Marsh & McLennan Cos., Inc.	10,610,616
223,852	XL Group plc	7,456,510

		32,595,673

	Materials - 3.8%
166,525	Crown Holdings, Inc.*	8,437,822
63,647	Ecolab, Inc.	7,548,534
36,491	Sherwin-Williams Co.	10,716,312

		26,702,668

	Media - 2.0%
217,165	Comcast Corp. Class A	14,156,986

	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
45,470	Allergan plc*	10,507,662
191,340	Bristol-Myers Squibb Co.	14,073,057
117,475	Eli Lilly & Co.	9,251,156
222,913	Merck & Co., Inc.	12,842,018

		46,673,893

	Retailing - 7.3%
13,755	AutoZone, Inc.*	10,919,269
118,458	Dollar Tree, Inc.*	11,163,482
165,610	Lowe’s Cos., Inc.	13,111,344
64,980	Signet Jewelers Ltd.	5,355,002
140,405	TJX Cos., Inc.	10,843,478

		51,392,575

	Software & Services - 15.2%
69,795	Accenture plc Class A	7,907,075
77,575	Adobe Systems, Inc.*	7,430,909
17,020	Alliance Data Systems Corp.*	3,334,558
21,075	Alphabet, Inc. Class A*	14,826,895
6,026	Alphabet, Inc. Class C*	4,170,595
126,213	Automatic Data Processing, Inc.	11,595,188
90,539	Cognizant Technology Solutions Corp. Class A*	5,182,452
37,513	Facebook, Inc. Class A*	4,286,986
68,720	Fiserv, Inc.*	7,471,926
172,950	Genpact Ltd.*	4,641,978
50,500	Intuit, Inc.	5,636,305
77,814	Jack Henry & Associates, Inc.	6,790,828
92,585	Mastercard, Inc. Class A	8,153,035
298,629	Microsoft Corp.	15,280,846

		106,709,576

	Technology Hardware & Equipment - 1.6%
117,773	Apple, Inc.	11,259,099

	Transportation - 1.0%
45,470	FedEx Corp.	6,901,437

	Utilities - 5.3%
185,770	American Electric Power Co., Inc.	13,020,619
111,065	NextEra Energy, Inc.	14,482,876
118,475	Pinnacle West Capital Corp.	9,603,584

		37,107,079

	Total Common Stocks (cost $551,562,227)	$684,600,165

	Total Long-Term Investments (cost $551,562,227)	$684,600,165

The accompanying notes are an integral part of these financial statements.

90

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
13,276,772	BlackRock Liquidity Funds TempFund Portfolio	$13,276,772

	Total Short-Term Investments (cost $13,276,772)	$13,276,772

Total Investments (cost $564,838,999)^	99.6%	$697,876,937
Other Assets and Liabilities	0.4%	2,613,611

Total Net Assets	100.0%	$700,490,548

The accompanying notes are an integral part of these financial statements.

91

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$152,586,900
Unrealized Depreciation	(19,548,962)

Net Unrealized Appreciation	$133,037,938

*	Non-income producing.

Futures Contracts Outstanding at June 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	67	09/16/2016	$6,967,907	$7,002,170	$34,263

Total futures contracts					$34,263

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

The accompanying notes are an integral part of these financial statements.

92

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$53,930,337	$53,930,337	$—	$—
Capital Goods	39,807,675	39,807,675	—	—
Commercial & Professional Services	26,612,588	26,612,588	—	—
Consumer Durables & Apparel	10,422,186	10,422,186	—	—
Consumer Services	18,503,672	18,503,672	—	—
Diversified Financials	10,746,547	10,746,547	—	—
Energy	20,916,879	20,916,879	—	—
Food & Staples Retailing	35,283,567	35,283,567	—	—
Food, Beverage & Tobacco	47,081,396	47,081,396	—	—
Health Care Equipment & Services	64,415,080	64,415,080	—	—
Household & Personal Products	23,381,252	23,381,252	—	—
Insurance	32,595,673	32,595,673	—	—
Materials	26,702,668	26,702,668	—	—
Media	14,156,986	14,156,986	—	—
Pharmaceuticals, Biotechnology & Life Sciences	46,673,893	46,673,893	—	—
Retailing	51,392,575	51,392,575	—	—
Software & Services	106,709,576	106,709,576	—	—
Technology Hardware & Equipment	11,259,099	11,259,099	—	—
Transportation	6,901,437	6,901,437	—	—
Utilities	37,107,079	37,107,079	—	—
Short-Term Investments	13,276,772	13,276,772	—	—
Futures Contracts(2)	34,263	34,263	—	—

Total	$697,911,200	$697,911,200	$—	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

93

Hartford Dividend and Growth HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.2%
3,168,456	Ford Motor Co.	$39,827,492

	Banks - 10.3%
3,527,743	Bank of America Corp.	46,813,150
456,099	Bank of Nova Scotia	22,353,412
1,317,480	JP Morgan Chase & Co.	81,868,207
632,834	PNC Financial Services Group, Inc.	51,506,359
324,819	US Bancorp	13,099,950
2,551,604	Wells Fargo & Co.	120,767,418

		336,408,496

	Capital Goods - 4.6%
137,600	Boeing Co.	17,870,112
306,420	Caterpillar, Inc.	23,229,700
499,011	Eaton Corp. plc	29,805,927
388,692	Honeywell International, Inc.	45,212,654
111,996	Lockheed Martin Corp.	27,794,047
48,684	Raytheon Co.	6,618,590

		150,531,030

	Commercial & Professional Services - 0.8%
535,510	Nielsen Holdings plc	27,830,455

	Consumer Services - 0.9%
1,248,884	Hilton Worldwide Holdings, Inc.	28,137,356

	Diversified Financials - 4.2%
65,673	American Express Co.	3,990,291
132,960	BlackRock, Inc.	45,542,789
91,550	Goldman Sachs Group, Inc.	13,602,499
62,680	Intercontinental Exchange, Inc.	16,043,573
623,090	Invesco Ltd.	15,913,719
382,550	Northern Trust Corp.	25,347,763
674,911	Synchrony Financial*	17,061,750

		137,502,384

	Energy - 10.0%
462,125	Anadarko Petroleum Corp.	24,608,156
776,586	Chevron Corp.	81,409,510
264,751	EOG Resources, Inc.	22,085,528
650,493	Exxon Mobil Corp.	60,977,214
763,650	Hess Corp.	45,895,365
447,361	Marathon Petroleum Corp.	16,981,824
235,764	Royal Dutch Shell plc Class B	6,513,823
175,676	Schlumberger Ltd.	13,892,458
809,630	Suncor Energy, Inc.	22,451,040
724,793	Total S.A. ADR	34,862,543

		329,677,461

	Food & Staples Retailing - 2.6%
110,890	Costco Wholesale Corp.	17,414,166
577,311	CVS Health Corp.	55,271,755
161,356	Walgreens Boots Alliance, Inc.	13,436,114

		86,122,035

	Food, Beverage & Tobacco - 4.2%
842,680	Coca-Cola Co.	38,198,684
631,739	Mondelez International, Inc. Class A	28,750,442
309,100	PepsiCo, Inc.	32,746,054
363,642	Philip Morris International, Inc.	36,989,664

		136,684,844

	Health Care Equipment & Services - 4.6%
224,230	Baxter International, Inc.	10,139,680
468,069	Cardinal Health, Inc.	36,514,063

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Health Care Equipment & Services - 4.6% - (continued)
711,649	Medtronic plc	$61,749,784
296,257	UnitedHealth Group, Inc.	41,831,488

		150,235,015

	Household & Personal Products - 0.8%
377,590	Colgate-Palmolive Co.	27,639,588

	Insurance - 7.1%
614,583	Chubb Ltd.	80,332,144
620,565	Marsh & McLennan Cos., Inc.	42,483,880
507,431	MetLife, Inc.	20,210,977
903,280	Principal Financial Group, Inc.	37,133,841
727,016	Prudential Financial, Inc.	51,865,321

		232,026,163

	Materials - 3.3%
113,550	Agrium, Inc.	10,267,191
180,610	Ball Corp.	13,056,297
361,600	BHP Billiton plc ADR	9,177,408
405,350	Celanese Corp. Series A	26,530,158
346,400	Dow Chemical Co.	17,219,544
735,969	International Paper Co.	31,190,366

		107,440,964

	Media - 3.7%
1,521,223	Comcast Corp. Class A	99,168,527
780,202	Twenty-First Century Fox, Inc. Class A	21,104,464

		120,272,991

	Pharmaceuticals, Biotechnology & Life Sciences - 11.9%
1,711,456	AstraZeneca plc ADR	51,668,857
915,186	Bristol-Myers Squibb Co.	67,311,930
403,185	Eli Lilly & Co.	31,750,819
544,425	Johnson & Johnson	66,038,752
2,089,623	Merck & Co., Inc.	120,383,181
1,527,229	Pfizer, Inc.	53,773,733

		390,927,272

	Real Estate - 0.3%
92,190	American Tower Corp. REIT	10,473,706

	Retailing - 1.5%
124,820	Expedia, Inc.	13,268,366
179,410	L Brands, Inc.	12,043,793
318,381	Lowe’s Cos., Inc.	25,206,224

		50,518,383

	Semiconductors & Semiconductor Equipment - 2.9%
2,316,131	Intel Corp.	75,969,097
300,754	Texas Instruments, Inc.	18,842,238

		94,811,335

	Software & Services - 6.9%
418,194	Accenture plc Class A	47,377,198
106,150	Alphabet, Inc. Class A*	74,679,710
2,022,735	Microsoft Corp.	103,503,350

		225,560,258

	Technology Hardware & Equipment - 3.9%
418,685	Apple, Inc.	40,026,286
286,850	Avnet, Inc.	11,620,293
1,667,775	Cisco Systems, Inc.	47,848,465
418,080	Motorola Solutions, Inc.	27,580,738

		127,075,782

The accompanying notes are an integral part of these financial statements.

94

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Telecommunication Services - 2.8%
1,641,639	Verizon Communications, Inc.	$91,669,122

	Transportation - 4.6%
188,661	Canadian National Railway Co.	11,142,319
1,366,165	CSX Corp.	35,629,583
592,797	Delta Air Lines, Inc.	21,595,595
148,557	FedEx Corp.	22,547,981
545,068	United Parcel Service, Inc. Class B	58,714,725

		149,630,203

	Utilities - 5.2%
539,516	Dominion Resources, Inc.	42,044,482
507,296	Edison International	39,401,680
822,982	Exelon Corp.	29,923,626
463,108	NextEra Energy, Inc.	60,389,283

		171,759,071

	Total Common Stocks (cost $2,365,562,239)	$3,222,761,406

	Total Long-Term Investments (cost $2,365,562,239)	$3,222,761,406

SHORT-TERM INVESTMENTS - 1.5%
	Other Investment Pools & Funds - 1.5%
49,027,427	Fidelity Money Market Class 1	$49,027,427

	Total Short-Term Investments (cost $49,027,427)	$49,027,427

Total Investments (cost $2,414,589,666)^	99.8%	$3,271,788,833
Other Assets and Liabilities	0.2%	6,127,151

Total Net Assets	100.0%	$3,277,915,984

The accompanying notes are an integral part of these financial statements.

95

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$908,619,986
Unrealized Depreciation	(51,420,819)

Net Unrealized Appreciation	$857,199,167

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

96

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$39,827,492	$39,827,492	$—	$—
Banks	336,408,496	336,408,496	—	—
Capital Goods	150,531,030	150,531,030	—	—
Commercial & Professional Services	27,830,455	27,830,455	—	—
Consumer Services	28,137,356	28,137,356	—	—
Diversified Financials	137,502,384	137,502,384	—	—
Energy	329,677,461	323,163,638	6,513,823	—
Food & Staples Retailing	86,122,035	86,122,035	—	—
Food, Beverage & Tobacco	136,684,844	136,684,844	—	—
Health Care Equipment & Services	150,235,015	150,235,015	—	—
Household & Personal Products	27,639,588	27,639,588	—	—
Insurance	232,026,163	232,026,163	—	—
Materials	107,440,964	107,440,964	—	—
Media	120,272,991	120,272,991	—	—
Pharmaceuticals, Biotechnology & Life Sciences	390,927,272	390,927,272	—	—
Real Estate	10,473,706	10,473,706	—	—
Retailing	50,518,383	50,518,383	—	—
Semiconductors & Semiconductor Equipment	94,811,335	94,811,335	—	—
Software & Services	225,560,258	225,560,258	—	—
Technology Hardware & Equipment	127,075,782	127,075,782	—	—
Telecommunication Services	91,669,122	91,669,122	—	—
Transportation	149,630,203	149,630,203	—	—
Utilities	171,759,071	171,759,071	—	—
Short-Term Investments	49,027,427	49,027,427	—	—

Total	$3,271,788,833	$3,265,275,010	$6,513,823	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

97

Hartford Global Growth HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Automobiles & Components - 0.6%
74,300	Fuji Heavy Industries Ltd.	$2,553,942

	Banks - 1.7%
188,131	Bank of America Corp.	2,496,498
48,037	BNP Paribas S.A.	2,106,687
32,799	PNC Financial Services Group, Inc.	2,669,511

		7,272,696

	Capital Goods - 2.9%
139,114	Assa Abloy AB Class B	2,861,969
51,575	Fortune Brands Home & Security, Inc.	2,989,803
33,300	Nidec Corp.	2,534,896
38,061	Pentair plc	2,218,576
9,122	SMC Corp.	2,244,250

		12,849,494

	Commercial & Professional Services - 0.6%
19,473	Equifax, Inc.	2,500,333

	Consumer Durables & Apparel - 3.6%
36,691	Harman International Industries, Inc.	2,635,148
58,666	NIKE, Inc. Class B	3,238,363
25,520	Pandora A/S	3,475,807
110,200	Sony Corp.	3,246,709
52,605	Under Armour, Inc. Class A*	2,111,039
28,598	Under Armour, Inc. Class C*	1,040,951

		15,748,017

	Consumer Services - 2.8%
110,860	MGM Resorts International*	2,508,762
71,380	New Oriental Education & Technology Group, Inc. ADR	2,989,394
1,330,862	Sands China Ltd.	4,503,521
39,433	Starbucks Corp.	2,252,413

		12,254,090

	Diversified Financials - 5.1%
6,741	BlackRock, Inc.	2,308,995
20,396	Factset Research Systems, Inc.	3,292,322
10,489	Intercontinental Exchange, Inc.	2,684,765
61,597	Julius Baer Group Ltd.*	2,479,174
17,356	MarketAxess Holdings, Inc.	2,523,562
44,639	MSCI, Inc.	3,442,560
7,211	Partners Group Holding AG	3,090,385
23,185	S&P Global, Inc.	2,486,823

		22,308,586

	Energy - 1.5%
228,381	Galp Energia SGPS S.A.	3,176,398
23,514	Pioneer Natural Resources Co.	3,555,552

		6,731,950

	Food & Staples Retailing - 0.7%
20,735	Costco Wholesale Corp.	3,256,224

	Food, Beverage & Tobacco - 8.1%
58,103	Altria Group, Inc.	4,006,783
29,804	Anheuser-Busch InBev N.V.	3,941,171
120,242	British American Tobacco plc	7,795,170
60,910	Coca-Cola Co.	2,761,050
290,701	Davide Campari-Milano S.p.A.	2,877,530
99,900	Mondelez International, Inc. Class A	4,546,449
21,571	Monster Beverage Corp.*	3,466,675
30,459	PepsiCo, Inc.	3,226,826

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Food, Beverage & Tobacco - 8.1% - (continued)
29,491	Philip Morris International, Inc.	$2,999,825

		35,621,479

	Health Care Equipment & Services - 4.7%
148,062	Boston Scientific Corp.*	3,460,209
31,600	Edwards Lifesciences Corp.*	3,151,468
31,716	HCA Holdings, Inc.*	2,442,449
65,000	Hoya Corp.	2,321,540
26,720	Medtronic plc	2,318,494
24,696	Stryker Corp.	2,959,322
28,657	UnitedHealth Group, Inc.	4,046,368

		20,699,850

	Household & Personal Products - 3.0%
72,238	Estee Lauder Cos., Inc. Class A	6,575,102
65,352	Reckitt Benckiser Group plc	6,552,947

		13,128,049

	Insurance - 3.8%
83,992	Admiral Group plc	2,283,747
582,800	AIA Group Ltd.	3,504,798
39,056	American International Group, Inc.	2,065,672
26,128	Aon plc	2,853,961
126,483	Assured Guaranty Ltd.	3,208,874
41,839	Marsh & McLennan Cos., Inc.	2,864,298

		16,781,350

	Materials - 1.6%
186,465	BHP Billiton plc	2,360,073
30,451	HeidelbergCement AG	2,293,935
163,436	James Hardie Industries plc	2,531,194

		7,185,202

	Media - 2.7%
110,962	Comcast Corp. Class A	7,233,613
203,348	Sky plc	2,310,732
91,704	Twenty-First Century Fox, Inc. Class A	2,480,593

		12,024,938

	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
14,956	Actelion Ltd.	2,518,553
16,256	Allergan plc*	3,756,599
27,927	Amgen, Inc.	4,249,093
188,685	Bristol-Myers Squibb Co.	13,877,782
23,408	Celgene Corp.*	2,308,731
59,400	Eisai Co., Ltd.	3,316,664
36,794	ICON plc*	2,575,948
32,791	Incyte Corp.*	2,622,624
83,355	Novo Nordisk A/S Class B	4,488,907
59,500	Ono Pharmaceutical Co., Ltd.	2,591,884
7,805	Regeneron Pharmaceuticals, Inc.*	2,725,740
14,823	Roche Holding AG	3,911,490
34,316	UCB S.A.	2,576,698
46,451	Zoetis, Inc.	2,204,564

		53,725,277

	Real Estate - 1.5%
57,977	American Tower Corp. REIT	6,586,767

	Retailing - 10.0%
19,456	Amazon.com, Inc.*	13,923,103
3,275	AutoZone, Inc.*	2,599,826
42,936	Home Depot, Inc.	5,482,498
69,751	Industria de Diseno Textil S.A.	2,343,211

The accompanying notes are an integral part of these financial statements.

98

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Retailing - 10.0% - (continued)
108,634	Lowe’s Cos., Inc.	$8,600,554
1,898	Priceline Group, Inc.*	2,369,482
57,439	Ross Stores, Inc.	3,256,217
39,015	TJX Cos., Inc.	3,013,128
94,729	Zalando SE*(1)	2,507,137

		44,095,156

	Semiconductors & Semiconductor Equipment - 2.2%
154,081	ARM Holdings plc	2,340,446
163,890	Infineon Technologies AG	2,372,537
32,599	NXP Semiconductors N.V.*	2,553,806
509,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,565,205

		9,831,994

	Software & Services - 24.8%
32,444	Accenture plc Class A	3,675,581
73,701	Adobe Systems, Inc.*	7,059,819
38,120	Alibaba Group Holding Ltd. ADR*	3,031,683
19,638	Alphabet, Inc. Class C*	13,591,460
42,511	Automatic Data Processing, Inc.	3,905,485
98,341	Cognizant Technology Solutions Corp. Class A*	5,629,039
3,575	Dropbox, Inc. Class B(1)(2)(3)	29,136
35,172	Electronic Arts, Inc.*	2,664,631
47,703	Facebook, Inc. Class A*	5,451,499
34,853	Fiserv, Inc.*	3,789,567
37,107	Gartner, Inc. Class A*	3,614,593
38,365	Global Payments, Inc.	2,738,494
35,751	Intuit, Inc.	3,990,169
40,019	Jack Henry & Associates, Inc.	3,492,458
78,424	Mastercard, Inc. Class A	6,906,017
63,934	Microsoft Corp.	3,271,503
95,416	Mobileye N.V.*	4,402,494
20,900	Nintendo Co., Ltd.	3,003,311
46,036	Salesforce.com, Inc.*	3,655,719
47,172	ServiceNow, Inc.*	3,132,221
278,300	Tencent Holdings Ltd.	6,384,110
46,132	Vantiv, Inc. Class A*	2,611,071
41,196	VeriSign, Inc.*	3,561,806
67,150	Visa, Inc. Class A	4,980,515
587,828	Worldpay Group plc*(1)	2,139,514
70,571	Zillow Group, Inc. Class C*	2,560,316

		109,272,211

	Technology Hardware & Equipment - 2.3%
109,000	Alps Electric Co., Ltd.	2,070,816
81,278	Cisco Systems, Inc.	2,331,866
32,000	Largan Precision Co., Ltd.	2,959,461
2,239	Samsung Electronics Co., Ltd.	2,788,341

		10,150,484

	Telecommunication Services - 0.8%
78,291	T-Mobile US, Inc.*	3,387,651

	Transportation - 1.3%
58,048	DSV A/S	2,440,810
31,335	United Parcel Service, Inc. Class B	3,375,406

		5,816,216

	Total Common Stocks (cost $373,181,608)	$433,781,956

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Diversified Financials - 0.0%
16,228	Atlas Mara Ltd. Expires 8/21/17*	$325
1,035	Emergent Capital, Inc. Expires 4/11/19*(3)	—

	Total Warrants (cost $162)	$325

	Total Long-Term Investments (cost $373,181,770)	$433,782,281

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
5,259,575	Fidelity Money Market Class 1	$5,259,575

	Total Short-Term Investments (cost $5,259,575)	$5,259,575

Total Investments (cost $378,441,345)^	99.7%	$439,041,856
Other Assets and Liabilities	0.3%	1,429,545

Total Net Assets	100.0%	$440,471,401

The accompanying notes are an integral part of these financial statements.

99

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$71,341,911
Unrealized Depreciation	(10,741,400)

Net Unrealized Appreciation	$60,600,511

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $4,675,787, which represents 1.1% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of this security was $29,136, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2012	3,575	Dropbox, Inc. Class B	$32,360
04/2014	1,035	Emergent Capital, Inc. Warrants	—

			$32,360

At June 30, 2016, the aggregate value of these securities was $29,136, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

100

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,553,942	$—	$2,553,942	$—
Banks	7,272,696	5,166,009	2,106,687	—
Capital Goods	12,849,494	5,208,379	7,641,115	—
Commercial & Professional Services	2,500,333	2,500,333	—	—
Consumer Durables & Apparel	15,748,017	9,025,501	6,722,516	—
Consumer Services	12,254,090	7,750,569	4,503,521	—
Diversified Financials	22,308,586	16,739,027	5,569,559	—
Energy	6,731,950	3,555,552	3,176,398	—
Food & Staples Retailing	3,256,224	3,256,224	—	—
Food, Beverage & Tobacco	35,621,479	21,007,608	14,613,871	—
Health Care Equipment & Services	20,699,850	18,378,310	2,321,540	—
Household & Personal Products	13,128,049	6,575,102	6,552,947	—
Insurance	16,781,350	10,992,805	5,788,545	—
Materials	7,185,202	—	7,185,202	—
Media	12,024,938	9,714,206	2,310,732	—
Pharmaceuticals, Biotechnology & Life Sciences	53,725,277	34,321,081	19,404,196	—
Real Estate	6,586,767	6,586,767	—	—
Retailing	44,095,156	39,244,808	4,850,348	—
Semiconductors & Semiconductor Equipment	9,831,994	2,553,806	7,278,188	—
Software & Services	109,272,211	97,716,140	11,526,935	29,136
Technology Hardware & Equipment	10,150,484	2,331,866	7,818,618	—
Telecommunication Services	3,387,651	3,387,651	—	—
Transportation	5,816,216	3,375,406	2,440,810	—
Warrants	325	325	—	—
Short-Term Investments	5,259,575	5,259,575	—	—

Total	$439,041,856	$314,647,050	$124,365,670	$29,136

(1)	For the six-month period ended June 30, 2016, investments valued at $3,144,243 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Total
Beginning balance	$89,323	$89,323
Purchases	—	—
Sales	(37,302)	(37,302)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(22,885)	(22,885)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$29,136	$29,136

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $(25,204).

The accompanying notes are an integral part of these financial statements.

101

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

Hartford Growth Opportunities HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.4%
	Capital Goods - 5.9%
353,460	AerCap Holdings N.V.*	$11,872,722
177,946	Danaher Corp.	17,972,546
292,241	Fastenal Co.	12,972,578
236,799	Fortune Brands Home & Security, Inc.	13,727,238
214,157	Middleby Corp.*	24,681,594

		81,226,678

	Commercial & Professional Services - 1.9%
18,785	Klarna Holding AB*(1)(2)(3)	1,924,064
99,333	Stericycle, Inc.*	10,342,552
414,044	TransUnion*	13,845,632

		26,112,248

	Consumer Durables & Apparel - 4.0%
177,760	Harman International Industries, Inc.	12,766,723
81,305	Pandora A/S	11,073,687
5,693,030	Samsonite International S.A.	15,763,210
376,399	Under Armour, Inc. Class A*	15,104,892

		54,708,512

	Consumer Services - 2.3%
32,871	Chipotle Mexican Grill, Inc.*	13,239,124
87,963	Panera Bread Co. Class A*	18,642,878

		31,882,002

	Diversified Financials - 3.0%
621,393	Double Eagle Acquisition Corp.*	6,235,679
67,608	Intercontinental Exchange, Inc.	17,304,944
163,459	S&P Global, Inc.	17,532,612

		41,073,235

	Energy - 4.1%
82,901	Concho Resources, Inc.*	9,887,602
106,902	Diamondback Energy, Inc.*	9,750,531
224,141	Energen Corp.	10,805,838
324,992	Newfield Exploration Co.*	14,358,147
78,904	Pioneer Natural Resources Co.	11,931,074

		56,733,192

	Food & Staples Retailing - 2.0%
178,956	Costco Wholesale Corp.	28,103,250

	Food, Beverage & Tobacco - 2.3%
154,002	Monster Beverage Corp.*	24,749,661
835,003	Nomad Foods Ltd.*	6,663,324

		31,412,985

	Health Care Equipment & Services - 8.8%
232,777	Align Technology, Inc.*	18,750,187
182,796	athenahealth, Inc.*	25,227,676
300,417	DexCom, Inc.*	23,832,081
404,595	Hologic, Inc.*	13,998,987
111,109	McKesson Corp.	20,738,495
131,589	UnitedHealth Group, Inc.	18,580,367

		121,127,793

	Insurance - 0.9%
239,913	American International Group, Inc.	12,688,999

	Materials - 1.0%
1,481,521	Platform Specialty Products Corp.*	13,155,906

	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
86,418	Allergan plc*	19,970,336
137,896	AstraZeneca plc	8,200,250

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.4% - (continued)
682,115	Bristol-Myers Squibb Co.	$50,169,558
178,780	Eisai Co., Ltd.	9,982,377
68,311	Incyte Corp.*	5,463,514
238,802	Merck & Co., Inc.	13,757,383
352,260	Mylan N.V.*	15,231,722
301,400	Ono Pharmaceutical Co., Ltd.	13,129,306
59,751	Regeneron Pharmaceuticals, Inc.*	20,866,842

		156,771,288

	Real Estate - 3.2%
208,617	American Tower Corp. REIT	23,700,977
47,769	Equinix, Inc. REIT	18,521,474
29,318	WeWork Companies, Inc. Class A, REIT(1)(2)(3)	1,471,537

		43,693,988

	Retailing - 11.5%
49,445	Advance Auto Parts, Inc.	7,991,795
85,856	Amazon.com, Inc.*	61,440,271
176,849	Expedia, Inc.	18,799,049
43,732	Honest Co.(1)(2)(3)	1,728,726
41,578	JAND, Inc. Class A(1)(2)(3)	444,053
220,419	Lowe’s Cos., Inc.	17,450,572
154,532	Netflix, Inc.*	14,136,587
25,026	Priceline Group, Inc.*	31,242,709
94,537	Tory Burch LLC*(1)(2)(3)	5,181,567

		158,415,329

	Software & Services - 27.1%
186,289	Akamai Technologies, Inc.*	10,419,144
298,632	Alibaba Group Holding Ltd. ADR*	23,750,203
36,173	Alphabet, Inc. Class A*	25,448,791
62,409	Alphabet, Inc. Class C*	43,193,269
98,082	CoStar Group, Inc.*	21,446,610
421,333	Facebook, Inc. Class A*	48,149,935
248,200	Global Payments, Inc.	17,716,516
580,073	GoDaddy, Inc. Class A*	18,092,477
608,662	Mobileye N.V.*	28,083,664
181,031	Salesforce.com, Inc.*	14,375,672
255,442	ServiceNow, Inc.*	16,961,349
240,617	Splunk, Inc.*	13,036,629
740,326	SS&C Technologies Holdings, Inc.	20,788,354
794,500	Tencent Holdings Ltd.	18,225,567
16,442	Ultimate Software Group, Inc.*	3,457,588
425,343	Workday, Inc. Class A*	31,760,362
85,003	Zillow Group, Inc. Class A*	3,115,360
434,931	Zillow Group, Inc. Class C*	15,779,296

		373,800,786

	Technology Hardware & Equipment - 0.7%
135,076	Arista Networks, Inc.*	8,696,193
67,183	Pure Storage, Inc. Class A*	732,295

		9,428,488

	Transportation - 1.3%
122,934	FedEx Corp.	18,658,922

	Total Common Stocks (cost $1,162,799,848)	$1,258,993,601

The accompanying notes are an integral part of these financial statements.

103

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 0.1%
	Internet - 0.1%
$705,896	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$705,896

	Total Corporate Bonds (cost $705,896)	$705,896

PREFERRED STOCKS - 7.5%
	Capital Goods - 0.6%
1,458,400	Lithium Technology Corp.*(1)(2)(3)	$7,467,008

	Consumer Services - 0.1%
874,073	DraftKings, Inc.(1)(2)(3)	1,678,220

	Real Estate - 1.2%
879,569	Redfin Corp. Series G(1)(2)(3)	3,447,910
145,709	WeWork Companies, Inc. Class D-1(1)(2)(3)	7,313,463
114,486	WeWork Companies, Inc. Class D-2(1)(2)(3)	5,746,310

		16,507,683

	Retailing - 0.4%
160,575	Forward Ventures, Inc.(1)(2)(3)	5,017,969
92,843	JAND, Inc. Series D(1)(2)(3)	991,563

		6,009,532

	Software & Services - 5.0%
535,139	Birst, Inc. Series F(1)(2)(3)	2,911,156
1,871,878	Essence Group Holdings Corp.(1)(2)(3)	4,005,819
236,310	ForeScout Technologies, Inc.(1)(2)(3)	2,523,862
50,806	General Assembly Space, Inc.(1)(2)(3)	2,241,500
287,204	Lookout, Inc. Series F(1)(2)(3)	2,188,495
366,944	MarkLogic Corp. Series F(1)(2)(3)	3,819,887
227,914	Nutanix, Inc.(1)(2)(3)	2,479,704
488,790	Pinterest, Inc. Series G(1)(2)(3)	2,986,507
759,876	Uber Technologies, Inc.(1)(2)(3)	37,060,846
210,735	Veracode, Inc.(1)(2)(3)	4,351,678
1,160,072	Zuora, Inc. Series F(1)(2)(3)	4,582,284

		69,151,738

	Telecommunication Services - 0.2%
7,944	DocuSign, Inc. Series B(1)(2)(3)	134,571
2,379	DocuSign, Inc. Series B-1(1)(2)(3)	40,300
5,708	DocuSign, Inc. Series D(1)(2)(3)	96,694
147,634	DocuSign, Inc. Series E(1)(2)(3)	2,500,920
25,098	DocuSign, Inc. Series F(1)(2)(3)	425,160

		3,197,645

	Total Preferred Stocks (cost $70,181,781)	$104,011,826

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Retailing - 0.3%
102,040	Honest Co. Series C(1)(2)(3)	$4,033,641

	Total Convertible Preferred Stocks (cost $2,760,927)	$4,033,641

	Total Long-Term Investments (cost $1,236,448,452)	$1,367,744,964

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
10,399,806	Federated Prime Obligations Fund	$10,399,806

	Total Short-Term Investments (cost $10,399,806)	$10,399,806

Total Investments (cost $1,246,848,258)^	100.1%	$1,378,144,770
Other Assets and Liabilities	(0.1)%	(1,132,796)

Total Net Assets	100.0%	$1,377,011,974

The accompanying notes are an integral part of these financial statements.

104

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$177,133,509
Unrealized Depreciation	(45,836,997)

Net Unrealized Appreciation	$131,296,512

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	535,139	Birst, Inc. Series F Preferred	$3,125,693
02/2014	7,944	DocuSign, Inc. Series B Preferred	104,324
02/2014	2,379	DocuSign, Inc. Series B-1 Preferred	31,242
02/2014	5,708	DocuSign, Inc. Series D Preferred	74,960
02/2014	147,634	DocuSign, Inc. Series E Preferred	1,938,789
04/2015	25,098	DocuSign, Inc. Series F Preferred	479,198
12/2015	705,896	DraftKings, Inc.	705,896
12/2014	874,073	DraftKings, Inc. Preferred	1,574,452
05/2014	1,871,878	Essence Group Holdings Corp. Preferred	2,960,001
11/2015	236,310	ForeScout Technologies, Inc. Preferred	2,804,291
11/2014	160,575	Forward Ventures, Inc. Preferred	4,998,894
07/2015	50,806	General Assembly Space, Inc. Preferred	2,490,556
08/2014	43,732	Honest Co.	1,183,270
08/2014	102,040	Honest Co. Series C Convertible Preferred	2,760,927
04/2015	41,578	JAND, Inc. Class A	477,536
04/2015	92,843	JAND, Inc. Series D Preferred	1,066,330
08/2015	18,785	Klarna Holding AB	2,060,349
08/2013	1,458,400	Lithium Technology Corp. Preferred	7,108,242
03/2016	287,204	Lookout, Inc. Series F Preferred	3,280,760
04/2015	366,944	MarkLogic Corp. Series F Preferred	4,261,761
08/2014	227,914	Nutanix, Inc. Preferred	3,053,250
03/2015	488,790	Pinterest, Inc. Series G Preferred	3,509,068
12/2014	879,569	Redfin Corp. Series G Preferred	2,900,554
11/2013	94,537	Tory Burch LLC	7,409,472
06/2014	759,876	Uber Technologies, Inc. Preferred	11,787,994
08/2014	210,735	Veracode, Inc. Preferred	3,891,411
12/2014	29,318	WeWork Companies, Inc. Class A, REIT	488,179
12/2014	145,709	WeWork Companies, Inc. Class D-1 Preferred	2,426,224
12/2014	114,486	WeWork Companies, Inc. Class D-2 Preferred	1,906,325
01/2015	1,160,072	Zuora, Inc. Series F Preferred	4,407,462

			$85,267,410

At June 30, 2016, the aggregate value of these securities was $119,501,310, which represents 8.7% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of these securities was $119,501,310, which represents 8.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

105

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $119,501,310, which represents 8.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

106

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Capital Goods	$81,226,678	$81,226,678	$—	$—
Commercial & Professional Services	26,112,248	24,188,184	—	1,924,064
Consumer Durables & Apparel	54,708,512	27,871,615	26,836,897	—
Consumer Services	31,882,002	31,882,002	—	—
Diversified Financials	41,073,235	41,073,235	—	—
Energy	56,733,192	56,733,192	—	—
Food & Staples Retailing	28,103,250	28,103,250	—	—
Food, Beverage & Tobacco	31,412,985	31,412,985	—	—
Health Care Equipment & Services	121,127,793	121,127,793	—	—
Insurance	12,688,999	12,688,999	—	—
Materials	13,155,906	13,155,906	—	—
Pharmaceuticals, Biotechnology & Life Sciences	156,771,288	125,459,355	31,311,933	—
Real Estate	43,693,988	42,222,451	—	1,471,537
Retailing	158,415,329	151,060,983	—	7,354,346
Software & Services	373,800,786	355,575,219	18,225,567	—
Technology Hardware & Equipment	9,428,488	9,428,488	—	—
Transportation	18,658,922	18,658,922	—	—
Corporate Bonds	705,896	—	—	705,896
Preferred Stocks	104,011,826	—	—	104,011,826
Convertible Preferred Stocks	4,033,641	—	—	4,033,641
Short-Term Investments	10,399,806	10,399,806	—	—

Total	$1,378,144,770	$1,182,269,063	$76,374,397	$119,501,310

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Preferred Stocks	Corporate Bonds	Convertible Preferred Stocks	Total
Beginning balance	$14,516,321	$106,827,213	$705,896	$4,625,473	$126,674,903
Purchases	—	—	—	—	—
Sales	(4,220,249)	—	—	—	(4,220,249)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	453,875	(2,815,387)	—	(591,832)	(2,953,344)
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$10,749,947	$104,011,826	$705,896	$4,033,641	$119,501,310

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $(3,215,709).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

107

Hartford Healthcare HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Biotechnology - 19.8%
39,500	Aduro Biotech, Inc.*	$446,745
29,240	Alder Biopharmaceuticals, Inc.*	730,123
153,432	Alkermes plc*	6,631,331
44,030	Alnylam Pharmaceuticals, Inc.*	2,443,225
40,710	Amgen, Inc.	6,194,026
564,240	Arena Pharmaceuticals, Inc.*	964,850
47,690	Bluebird Bio, Inc.*	2,064,500
109,820	Celgene Corp.*	10,831,547
76,890	Cepheid*	2,364,367
233,150	Cytokinetics, Inc.*	2,212,594
46,250	Galapagos N.V.*	2,541,547
136,277	GlycoMimetics, Inc.*	990,734
94,263	Incyte Corp.*	7,539,155
33,048	Innate Pharma S.A.*	379,717
138,403	Ironwood Pharmaceuticals, Inc.*	1,809,619
99,900	Loxo Oncology, Inc.*	2,315,682
104,441	Portola Pharmaceuticals, Inc.*	2,464,808
41,540	PTC Therapeutics, Inc.*	291,611
21,446	Regeneron Pharmaceuticals, Inc.*	7,489,587
193,320	Rigel Pharmaceuticals, Inc.*	431,104
84,400	Syndax Pharmaceuticals, Inc.*	831,340
41,560	T2 Biosystems, Inc.*	327,908
38,145	TESARO, Inc.*	3,206,087
190,569	Trevena, Inc.*	1,200,585
50,420	Ultragenyx Pharmaceutical, Inc.*	2,466,042

		69,168,834

	Drug Retail - 0.4%
16,735	Walgreens Boots Alliance, Inc.	1,393,523

	Health Care Distributors - 4.7%
65,520	Cardinal Health, Inc.	5,111,215
60,510	McKesson Corp.	11,294,192

		16,405,407

	Health Care Equipment - 23.2%
217,520	Abbott Laboratories	8,550,711
121,680	AtriCure, Inc.*	1,719,338
107,354	Baxter International, Inc.	4,854,548
39,263	Becton Dickinson and Co.	6,658,612
460,530	Boston Scientific Corp.*	10,762,586
168,456	ConforMIS, Inc.*	1,182,561
57,130	EndoChoice Holdings, Inc.*	279,937
186,072	Globus Medical, Inc. Class A*	4,434,096
20,940	HeartWare International, Inc.*	1,209,285
31,945	Invuity, Inc.*	304,436
173,970	K2M Group Holdings, Inc.*	2,700,014
214,562	Medtronic plc	18,617,545
91,468	St. Jude Medical, Inc.	7,134,504
53,690	Stryker Corp.	6,433,673
19,125	Teleflex, Inc.	3,391,054
21,753	Zimmer Biomet Holdings, Inc.	2,618,626

		80,851,526

	Health Care Facilities - 4.0%
34,437	Acadia Healthcare Co., Inc.*	1,907,810
44,120	Community Health Systems, Inc.*	531,646
287,200	Georgia Healthcare Group plc*(1)	1,106,562
76,600	HCA Holdings, Inc.*	5,898,966
15,670	LifePoint Health, Inc.*	1,024,348
11,187	Quorum Health Corp.*	119,813
599,100	Siloam International Hospitals Tbk PT	526,721

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Health Care Facilities - 4.0% - (continued)
20,020	Universal Health Services, Inc. Class B	$2,684,682

		13,800,548

	Health Care Services - 2.3%
125,400	Envision Healthcare Holdings, Inc.*	3,181,398
88,500	Team Health Holdings, Inc.*	3,599,295
81,337	Teladoc, Inc.*	1,303,019

		8,083,712

	Health Care Supplies - 1.1%
33,324	DENTSPLY SIRONA, Inc.	2,067,421
143,271	Endologix, Inc.*	1,785,157

		3,852,578

	Health Care Technology - 2.8%
95,220	Allscripts Healthcare Solutions, Inc.*	1,209,294
27,390	athenahealth, Inc.*	3,780,094
78,959	Cerner Corp.*	4,626,997

		9,616,385

	Internet Software & Services - 0.3%
143,216	Everyday Health, Inc.*	1,128,542

	Life Sciences Tools & Services - 3.5%
25,220	ICON plc*	1,765,652
21,070	Illumina, Inc.*	2,957,807
11,724	PRA Health Sciences, Inc.*	489,594
48,090	Thermo Fisher Scientific, Inc.	7,105,778

		12,318,831

	Managed Health Care - 9.8%
67,680	Aetna, Inc.	8,265,759
292,460	Qualicorp S.A.	1,694,325
145,310	UnitedHealth Group, Inc.	20,517,772
33,200	WellCare Health Plans, Inc.*	3,561,696

		34,039,552

	Pharmaceuticals - 26.0%
77,432	Allergan plc*	17,893,761
297,670	AstraZeneca plc ADR	8,986,657
281,500	Bristol-Myers Squibb Co.	20,704,325
4,400	Chugai Pharmaceutical Co., Ltd.	156,808
66,460	Daiichi Sankyo Co., Ltd.	1,614,653
48,370	Eisai Co., Ltd.	2,700,792
73,060	Eli Lilly & Co.	5,753,475
54,170	Intersect ENT, Inc.*	700,418
16,980	Johnson & Johnson	2,059,674
107,500	Medicines Co.*	3,615,225
195,990	MediWound Ltd.*	1,536,562
72,870	Merck & Co., Inc.	4,198,041
159,610	Mylan N.V.*	6,901,536
169,099	Nabriva Therapeutics AG ADR*	1,268,242
71,400	Ono Pharmaceutical Co., Ltd.	3,110,260
47,919	Revance Therapeutics, Inc.*	651,698
115,470	Shionogi & Co., Ltd.	6,312,288
33,062	UCB S.A.	2,482,539

		90,646,954

	Total Common Stocks (cost $291,157,544)	$341,306,392

	Total Long-Term Investments (cost $291,157,544)	$341,306,392

The accompanying notes are an integral part of these financial statements.

108

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
7,261,399	Fidelity Money Market Class 1	$7,261,399

	Total Short-Term Investments (cost $7,261,399)	$7,261,399

Total Investments (cost $298,418,943)^	100.0%	$348,567,791
Other Assets and Liabilities	0.0%	(79,814)

Total Net Assets	100.0%	$348,487,977

The accompanying notes are an integral part of these financial statements.

109

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$68,861,977
Unrealized Depreciation	(18,713,129)

Net Unrealized Appreciation	$50,148,848

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2016, the aggregate value of this security was $1,106,562, which represents 0.3% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

110

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$69,168,834	$66,247,570	$2,921,264	$—
Drug Retail	1,393,523	1,393,523	—	—
Health Care Distributors	16,405,407	16,405,407	—	—
Health Care Equipment	80,851,526	80,851,526	—	—
Health Care Facilities	13,800,548	12,167,265	1,633,283	—
Health Care Services	8,083,712	8,083,712	—	—
Health Care Supplies	3,852,578	3,852,578	—	—
Health Care Technology	9,616,385	9,616,385	—	—
Internet Software & Services	1,128,542	1,128,542	—	—
Life Sciences Tools & Services	12,318,831	12,318,831	—	—
Managed Health Care	34,039,552	34,039,552	—	—
Pharmaceuticals	90,646,954	74,269,614	16,377,340	—
Short-Term Investments	7,261,399	7,261,399	—	—

Total	$348,567,791	$327,635,904	$20,931,887	$—

(1)	For the six-month period ended June 30, 2016, investments valued at $294,081 were transferred from Level 1 to Level 2 and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

111

Hartford High Yield HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	2,490,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $2,478,958)	$—

CORPORATE BONDS - 92.0%
		Advertising - 0.1%
	160,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$166,501

		Chemicals - 0.6%
		Chemours Co.
	885,000	6.63%, 05/15/2023	752,250
	305,000	7.00%, 05/15/2025	255,819
	900,000	Ineos Group Holdings S.A. 5.88%, 02/15/2019(1)	898,875

			1,906,944

		Commercial Banks - 4.5%
EUR	2,600,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(4)(5)(6)	2,479,369
$	1,665,000	Barclays plc 8.25%, 12/15/2018(4)(6)	1,627,471
	1,080,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(4)(6)	1,080,000
	1,015,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(4)(6)	969,325
	2,430,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	2,286,820
	730,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(4)(6)	629,625
	1,675,000	Radian Group, Inc. 7.00%, 03/15/2021	1,791,211
		Royal Bank of Scotland Group plc
	2,105,000	6.99%, 10/05/2017(1)(4)(6)	2,252,350
	1,000,000	7.64%, 09/30/2017(4)(6)	950,000
	640,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	633,600

			14,699,771

		Commercial Services - 1.0%
	1,035,000	APX Group, Inc. 7.88%, 12/01/2022(1)	1,042,763
	2,385,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,104,762

			3,147,525

		Construction Materials - 4.3%
	1,760,000	Builders FirstSource, Inc. 7.63%, 06/01/2021(1)	1,839,200
	2,580,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	2,502,600
		Cemex S.A.B. de C.V.
	1,190,000	5.70%, 01/11/2025(1)	1,127,525
	760,000	6.13%, 05/05/2025(1)	739,100
	2,060,000	Nortek, Inc. 8.50%, 04/15/2021	2,137,250
	1,875,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,846,875

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Construction Materials - 4.3% - (continued)
$	3,945,000	Standard Industries, Inc. 5.38%, 11/15/2024(1)	$4,014,037

			14,206,587

		Distribution/Wholesale - 0.3%
	625,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	646,875
	285,000	HD Supply, Inc. 5.75%, 04/15/2024(1)	296,400

			943,275

		Diversified Financial Services - 3.9%
		International Lease Finance Corp.
	4,721,000	5.88%, 04/01/2019	5,033,766
	665,000	5.88%, 08/15/2022	719,862
	970,000	6.25%, 05/15/2019	1,039,112
	3,360,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	2,872,800
	280,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	273,000
		Springleaf Finance Corp.
	490,000	5.25%, 12/15/2019	456,313
	675,000	7.75%, 10/01/2021	649,688
	1,680,000	8.25%, 12/15/2020	1,684,200

			12,728,741

		Electric - 0.9%
	350,000	Dynegy, Inc. 5.88%, 06/01/2023	308,000
		GenOn Americas Generation LLC
	1,605,000	8.50%, 10/01/2021	1,275,975
	1,670,000	9.13%, 05/01/2031	1,285,900
	415,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)(7)	141,100

			3,010,975

		Entertainment - 1.0%
	1,350,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(1)	1,404,000
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	77,250
	1,295,000	5.38%, 04/15/2026	1,333,850
	570,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	568,575

			3,383,675

		Environmental Control - 0.3%
	835,000	Clean Harbors, Inc. 5.13%, 06/01/2021	854,305

		Food - 1.2%
	380,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(1)	397,575
	686,000	Post Holdings, Inc. 7.38%, 02/15/2022	721,158
		TreeHouse Foods, Inc.
	2,045,000	4.88%, 03/15/2022	2,085,900
	660,000	6.00%, 02/15/2024(1)	699,600

			3,904,233

The accompanying notes are an integral part of these financial statements.

112

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Forest Products & Paper - 0.5%
$	1,975,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	$1,530,625

		Healthcare-Products - 2.3%
		Alere, Inc.
	1,685,000	6.38%, 07/01/2023(1)	1,756,613
	2,725,000	6.50%, 06/15/2020	2,711,375
	2,895,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,931,187

			7,399,175

		Healthcare-Services - 8.9%
	2,575,000	Amsurg Corp. 5.63%, 07/15/2022	2,645,812
		Community Health Systems, Inc.
	261,000	5.13%, 08/15/2018	264,753
	4,305,000	6.88%, 02/01/2022	3,766,875
	2,010,000	7.13%, 07/15/2020	1,863,451
	1,040,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	1,045,200
	1,835,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,958,862
		HCA, Inc.
	1,340,000	5.25%, 06/15/2026	1,391,088
	1,085,000	5.38%, 02/01/2025	1,112,125
	4,209,000	7.50%, 11/15/2095	4,082,730
	535,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	549,713
	1,965,000	LifePoint Health, Inc. 5.88%, 12/01/2023	2,043,600
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	956,813
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(1)	367,500
		Tenet Healthcare Corp.
	3,305,000	5.00%, 03/01/2019	3,197,587
	500,000	6.75%, 06/15/2023	478,750
	3,265,000	8.13%, 04/01/2022	3,345,972

			29,070,831

		Home Builders - 2.4%
		DR Horton, Inc.
	956,000	4.38%, 09/15/2022	984,680
	240,000	5.75%, 08/15/2023	266,400
		KB Home
	926,000	7.50%, 09/15/2022	953,780
	2,930,000	8.00%, 03/15/2020	3,135,100
	370,000	Lennar Corp. 4.88%, 12/15/2023	370,925
	2,115,000	M/I Homes, Inc. 6.75%, 01/15/2021	2,104,425

			7,815,310

		Household Products/Wares - 0.5%
	1,680,000	Sun Products Corp. 7.75%, 03/15/2021(1)	1,740,900

		Insurance - 0.4%
		CNO Financial Group, Inc.
	340,000	4.50%, 05/30/2020	351,900
	835,000	5.25%, 05/30/2025	860,050

			1,211,950

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Internet - 1.4%
$	1,070,000	Netflix, Inc. 5.88%, 02/15/2025	$1,122,163
		Zayo Group LLC / Zayo Capital, Inc.
	2,145,000	6.00%, 04/01/2023	2,177,175
	1,165,000	6.38%, 05/15/2025	1,188,300

			4,487,638

		Iron/Steel - 2.6%
		AK Steel Corp.
	760,000	7.63%, 05/15/2020	725,800
	1,015,000	7.63%, 10/01/2021	921,112
	840,000	8.38%, 04/01/2022	772,800
		ArcelorMittal
	950,000	6.50%, 03/01/2021	976,125
	705,000	7.25%, 02/25/2022	742,012
	515,000	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.38%, 05/01/2022(1)	492,469
	1,130,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	1,155,425
		United States Steel Corp.
	281,000	6.88%, 04/01/2021	243,768
	724,000	7.38%, 04/01/2020	681,248
	225,000	7.50%, 03/15/2022	196,805
	1,645,000	8.38%, 07/01/2021(1)	1,727,250

			8,634,814

		Lodging - 0.7%
	920,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	961,400
	1,210,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,219,075

			2,180,475

		Machinery-Diversified - 0.1%
	445,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	449,450

		Media - 10.9%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	120,000	5.13%, 02/15/2023	121,861
	245,000	5.13%, 05/01/2023(1)	246,378
	95,000	5.25%, 09/30/2022	97,494
	545,000	5.75%, 09/01/2023	564,075
	105,000	5.75%, 01/15/2024	110,502
	1,355,000	5.75%, 02/15/2026(1)	1,395,650
	4,305,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	4,091,613
	1,560,000	CSC Holdings LLC 5.25%, 06/01/2024	1,419,600
		DISH DBS Corp.
	2,170,000	5.00%, 03/15/2023	1,974,700
	2,150,000	5.88%, 07/15/2022	2,090,875
	945,000	6.75%, 06/01/2021	979,256
	1,191,000	7.88%, 09/01/2019	1,313,078
		Gray Television, Inc.
	190,000	5.88%, 07/15/2026(1)	190,475
	996,000	7.50%, 10/01/2020	1,038,330
	2,625,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,723,437

The accompanying notes are an integral part of these financial statements.

113

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Media - 10.9% - (continued)
$	2,180,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(4)	$2,248,125
		Neptune Finco Corp.
	760,000	10.13%, 01/15/2023(1)	851,200
	750,000	10.88%, 10/15/2025(1)	857,340
	2,370,000	Numericable-SFR S.A. 7.38%, 05/01/2026(1)	2,343,337
	1,055,000	Sinclair Television Group, Inc. 5.88%, 03/15/2026(1)	1,076,100
	1,105,000	Sirius XM Radio, Inc. 4.63%, 05/15/2023(1)	1,071,938
		TEGNA, Inc.
	1,515,000	4.88%, 09/15/2021(1)	1,552,875
	2,865,000	5.13%, 10/15/2019	2,947,369
	250,000	5.50%, 09/15/2024(1)	257,500
	750,000	6.38%, 10/15/2023	796,875
	3,495,000	Tribune Media Co. 5.88%, 07/15/2022	3,477,525

			35,837,508

		Mining - 1.7%
		Anglo American Capital plc
	260,000	4.13%, 04/15/2021(1)	245,700
	1,330,000	4.88%, 05/14/2025(1)	1,263,500
	395,000	9.38%, 04/08/2019(1)	451,781
	1,345,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,387,031
	880,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	904,200
	80,000	New Gold, Inc. 6.25%, 11/15/2022(1)	78,000
		Teck Resources Ltd.
	395,000	8.00%, 06/01/2021(1)	406,850
	705,000	8.50%, 06/01/2024(1)	731,438

			5,468,500

		Miscellaneous Manufacturing - 0.7%
	2,665,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,271,913

		Office/Business Equipment - 1.1%
		CDW LLC / CDW Finance Corp.
	885,000	5.00%, 09/01/2023	891,186
	970,000	5.50%, 12/01/2024	1,001,525
	1,780,000	6.00%, 08/15/2022	1,860,100

			3,752,811

		Oil & Gas - 12.1%
		Anadarko Petroleum Corp.
	1,060,000	4.50%, 07/15/2044	973,538
	130,000	4.85%, 03/15/2021	137,880
	90,000	5.55%, 03/15/2026	99,385
	145,000	6.60%, 03/15/2046	175,088
		Antero Resources Corp.
	810,000	5.63%, 06/01/2023	785,700
	1,470,000	6.00%, 12/01/2020	1,485,935
	2,120,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,008,700
	1,475,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	604,750
	4,185,000	California Resources Corp. 8.00%, 12/15/2022(1)	2,971,350

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Oil & Gas - 12.1% - (continued)
		Concho Resources, Inc.
$	1,910,000	5.50%, 10/01/2022	$1,919,550
	325,000	5.50%, 04/01/2023	325,812
		Continental Resources, Inc.
	475,000	3.80%, 06/01/2024	414,437
	265,000	4.50%, 04/15/2023	247,113
	2,015,000	4.90%, 06/01/2044	1,662,375
	1,005,000	5.00%, 09/15/2022	982,387
	2,320,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	2,320,000
	2,700,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	2,851,875
	1,430,000	Energen Corp. 4.63%, 09/01/2021	1,344,200
		Laredo Petroleum, Inc.
	740,000	5.63%, 01/15/2022	691,900
	1,360,000	6.25%, 03/15/2023	1,292,000
	670,000	7.38%, 05/01/2022	671,675
	840,000	Matador Resources Co. 6.88%, 04/15/2023	856,800
		MEG Energy Corp.
	900,000	6.38%, 01/30/2023(1)	666,000
	1,940,000	7.00%, 03/31/2024(1)	1,493,800
		QEP Resources, Inc.
	2,185,000	5.25%, 05/01/2023	2,010,200
	205,000	5.38%, 10/01/2022	191,163
	245,000	6.80%, 03/01/2020	246,838
		Rice Energy, Inc.
	635,000	6.25%, 05/01/2022	630,237
	515,000	7.25%, 05/01/2023	522,725
	1,140,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,174,200
		SM Energy Co.
	1,635,000	5.00%, 01/15/2024	1,397,925
	15,000	5.63%, 06/01/2025	12,900
	240,000	6.13%, 11/15/2022	220,500
	115,000	6.50%, 11/15/2021	107,813
		Tullow Oil plc
	1,015,000	6.00%, 11/01/2020(1)	819,612
	2,065,000	6.25%, 04/15/2022(1)	1,652,000
		WPX Energy, Inc.
	2,000,000	5.25%, 09/15/2024	1,760,000
	1,420,000	6.00%, 01/15/2022	1,320,600
	560,000	8.25%, 08/01/2023	561,400

			39,610,363

		Packaging & Containers - 4.1%
	1,121,075	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(1)(8)	1,132,286
		Ardagh Packaging Finance plc
	2,065,000	6.00%, 06/30/2021(1)	2,049,512
	550,000	6.75%, 01/31/2021(1)	553,438
	305,000	7.25%, 05/15/2024(1)	311,291
		Ball Corp.
EUR	315,000	3.50%, 12/15/2020	375,789
	420,000	4.38%, 12/15/2023	502,217
$	2,060,000	Berry Plastics Corp. 6.00%, 10/15/2022	2,129,525
	230,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 6.00%, 06/15/2017(1)	230,575

The accompanying notes are an integral part of these financial statements.

114

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Packaging & Containers - 4.1% - (continued)
		Owens-Brockway Glass Container, Inc.
$	1,795,000	5.88%, 08/15/2023(1)	$1,885,504
	2,215,000	6.38%, 08/15/2025(1)	2,314,675
		Reynolds Group Issuer, Inc.
	670,000	5.13%, 07/15/2023(1)	678,375
	805,000	7.00%, 07/15/2024(1)	828,747
	450,000	8.25%, 02/15/2021	470,754

			13,462,688

		Pharmaceuticals - 4.1%
		Endo Finance LLC
	561,000	6.00%, 07/15/2023(1)	490,875
	3,075,000	6.00%, 02/01/2025(1)	2,667,563
	1,908,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,117,880
	2,050,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	2,080,750
		Valeant Pharmaceuticals International, Inc.
	1,320,000	5.50%, 03/01/2023(1)	1,060,125
	5,015,000	5.88%, 05/15/2023(1)	4,049,612
	365,000	6.13%, 04/15/2025(1)	292,913
	750,000	Vizient, Inc. 10.38%, 03/01/2024(1)	804,375

			13,564,093

		Pipelines - 1.7%
		Energy Transfer Equity L.P.
	2,745,000	5.50%, 06/01/2027	2,580,300
	1,773,000	7.50%, 10/15/2020	1,879,380
	1,100,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024(1)	1,127,500

			5,587,180

		REITS - 0.4%
	1,110,000	Equinix, Inc. 5.88%, 01/15/2026	1,156,481

		Retail - 2.7%
	1,945,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,881,788
	1,527,262	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(8)	519,269
	2,430,000	L Brands, Inc. 6.88%, 11/01/2035	2,460,375
	2,315,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	2,396,025
	1,440,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,490,400

			8,747,857

		Semiconductors - 1.9%
	2,515,000	Entegris, Inc. 6.00%, 04/01/2022(1)	2,574,731
	1,570,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	1,655,565
		Sensata Technologies B.V.
	1,185,000	5.00%, 10/01/2025(1)	1,190,202
	775,000	5.63%, 11/01/2024(1)	804,543

			6,225,041

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.0% - (continued)
		Software - 3.9%
		Change Healthcare Holdings, Inc.
$	1,140,000	6.00%, 02/15/2021(1)	$1,209,825
	1,640,000	11.00%, 12/31/2019	1,744,550
		First Data Corp.
	1,425,000	5.38%, 08/15/2023(1)	1,447,102
	3,231,000	5.75%, 01/15/2024(1)	3,206,767
	1,580,000	7.00%, 12/01/2023(1)	1,599,750
	994,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(8)	879,690
	2,075,000	Infor US, Inc. 6.50%, 05/15/2022	1,959,588
		MSCI, Inc.
	196,000	5.25%, 11/15/2024(1)	200,410
	625,000	5.75%, 08/15/2025(1)	648,438

			12,896,120

		Telecommunications - 8.8%
		Alcatel-Lucent USA, Inc.
	2,681,000	6.45%, 03/15/2029	2,794,942
	765,000	6.50%, 01/15/2028	786,038
		Altice Financing S.A.
	485,000	6.50%, 01/15/2022(1)	489,850
	380,000	6.63%, 02/15/2023(1)	373,111
	2,840,000	7.50%, 05/15/2026(1)	2,776,100
		Frontier Communications Corp.
	840,000	10.50%, 09/15/2022	888,825
	2,065,000	11.00%, 09/15/2025	2,137,275
		Level 3 Financing, Inc.
	970,000	5.13%, 05/01/2023	961,513
	1,080,000	5.25%, 03/15/2026(1)	1,058,400
	2,515,000	5.38%, 08/15/2022	2,540,150
	920,000	5.63%, 02/01/2023	928,630
		Sprint Communications, Inc.
	507,000	7.00%, 03/01/2020(1)	530,824
	3,092,000	9.00%, 11/15/2018(1)	3,292,980
		Sprint Corp.
	100,000	7.13%, 06/15/2024	79,750
	2,495,000	7.25%, 09/15/2021	2,126,987
	2,005,000	7.88%, 09/15/2023	1,639,087
	1,155,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	565,950
	1,600,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	1,626,000
		Wind Acquisition Finance S.A.
EUR	2,640,000	4.00%, 07/15/2020(1)	2,885,793
$	215,000	6.50%, 04/30/2020(1)	220,913

			28,703,118

		Total Corporate Bonds (cost $305,562,754)	$300,757,373

SENIOR FLOATING RATE INTERESTS - 1.6%(9)
		Electric - 0.5%
	4,525,000	Texas Competitive Electric Holdings Co. LLC 4.93%, 10/10/2017(7)	$1,512,662

		Healthcare-Services - 0.2%
	598,500	Vizient, Inc. 6.25%, 02/13/2023	602,241

The accompanying notes are an integral part of these financial statements.

115

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 1.6%(9) - (continued)
		Insurance - 0.1%
$	550,000	Asurion LLC 8.50%, 03/03/2021	$528,000

		Internet - 0.3%
	1,279,636	Lands’ End, Inc. 4.25%, 04/04/2021	976,785

		Machinery-Diversified - 0.3%
	974,664	Gardner Denver, Inc. 4.25%, 07/30/2020	895,063

		Media - 0.2%
	810,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	789,475

		Total Senior Floating Rate Interests (cost $7,488,558)	$5,304,226

CONVERTIBLE BONDS - 0.6%
		Home Builders - 0.2%
	566,000	M/I Homes, Inc. 3.00%, 03/01/2018	$551,496

		Insurance - 0.2%
	680,000	MGIC Investment Corp. 2.00%, 04/01/2020	754,800

		Oil & Gas - 0.2%
	1,790,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	671,250

		Total Convertible Bonds (cost $3,301,508)	$1,977,546

COMMON STOCKS - 0.5%
		Energy - 0.5%
	206,275,142	KCA Deutag*(1)(3)(10)	$1,692,487

		Total Common Stocks (cost $2,795,441)	$1,692,487

		Total Long-Term Investments (cost $321,627,219)	$309,731,632

SHORT-TERM INVESTMENTS - 2.3%
		Other Investment Pools & Funds - 2.3%
	7,694,181	Fidelity Money Market Class 1	$7,694,181

		Total Short-Term Investments (cost $7,694,181)	$7,694,181

Total Investments (cost $329,321,400)^	97.0%	$317,425,813
Other Assets and Liabilities	3.0%	9,758,975

Total Net Assets	100.0%	$327,184,788

The accompanying notes are an integral part of these financial statements.

116

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$7,496,179
Unrealized Depreciation	(19,391,766)

Net Unrealized Depreciation	$(11,895,587)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $129,422,273, which represents 39.6% of total net assets.

(2)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of these securities was $1,692,487, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $5,399,789, which represents 1.7% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2016.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	This security may pay interest in additional principal instead of cash.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of June 30, 2016.

(10)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	206,275,142	KCA Deutag	$2,795,441

At June 30, 2016, the aggregate value of these securities was $1,692,487, which represents 0.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

117

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at June 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	7,680,000	5.00%	06/20/21	$117,560	$246,391	$128,831

Total					$117,560	$246,391	$128,831

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at June 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	07/29/16	JPM	$6,483,167	$6,528,038	$(44,871)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

118

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	300,757,373	—	300,757,373	—
Senior Floating Rate Interests	5,304,226	—	5,304,226	—
Convertible Bonds	1,977,546	—	1,977,546	—
Common Stocks
Energy	1,692,487	—	—	1,692,487
Short-Term Investments	7,694,181	7,694,181	—	—
Swaps - Credit Default(2)	128,831	—	128,831	—

Total	$317,554,644	$7,694,181	$308,167,976	$1,692,487

Liabilities
Foreign Currency Contracts(2)	$(44,871)	$—	$(44,871)	$—

Total	$(44,871)	$—	$(44,871)	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Total
Beginning balance	$921,843	$921,843
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	770,644	770,644
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$1,692,487	$1,692,487

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $770,644.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

119

Hartford International Opportunities HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9%
	Australia - 1.5%
1,216,993	BHP Billiton plc	$15,403,389
339,563	Westfield Corp. REIT	2,727,599

		18,130,988

	Belgium - 2.3%
218,424	Anheuser-Busch InBev N.V.	28,883,584

	Brazil - 1.6%
605,710	BB Seguridade Participacoes S.A.	5,300,410
1,172,092	Petroleo Brasileiro S.A. ADR*	8,392,179
1,109,320	Vale S.A. ADR	5,613,159

		19,305,748

	Canada - 6.9%
539,665	Canadian National Railway Co.	31,867,366
379,310	Imperial Oil Ltd.	12,002,162
524,500	Magna International, Inc.	18,410,987
513,770	TransCanada Corp.	23,247,799

		85,528,314

	China - 3.9%
211,578	Alibaba Group Holding Ltd. ADR*	16,826,798
44,266	Baidu, Inc. ADR*	7,310,530
2,413,000	China Life Insurance Co., Ltd. Class H	5,202,719
9,579,000	CNOOC Ltd.	11,956,691
4,158,000	PICC Property & Casualty Co., Ltd. Class H	6,555,684

		47,852,422

	Denmark - 0.2%
84,954	H. Lundbeck A/S*	3,184,700

	France - 13.6%
400,080	Airbus Group SE	22,932,556
250,658	BNP Paribas S.A.	10,992,735
146,979	Capgemini S.A.	12,683,218
193,550	Essilor International S.A.	25,438,078
68,309	LVMH Moet Hennessy Louis Vuitton SE	10,296,530
350,853	Schneider Electric SE	20,468,994
107,864	Technip S.A.	5,838,131
824,123	Total S.A.	39,521,634
79,629	Unibail-Rodamco SE REIT	20,599,530

		168,771,406

	Germany - 9.6%
23,378	adidas AG	3,355,893
303,444	Beiersdorf AG	28,728,406
171,252	Brenntag AG	8,295,780
55,015	Continental AG	10,410,303
813,388	Deutsche Telekom AG	13,870,102
213,037	Deutsche Wohnen AG	7,253,493
703,214	E.ON SE	7,098,813
405,871	RWE AG*	6,463,577
130,613	Siemens AG	13,403,655
564,500	Vonovia SE	20,612,131

		119,492,153

	Greece - 0.2%
1,600,799	Alpha Bank A.E.*	2,999,510

	Hong Kong - 0.9%
480,907	Hong Kong Exchanges and Clearing Ltd.	11,717,568

	India - 3.0%
1,417,581	Bharti Infratel Ltd.	7,263,770
76,126	Divi’s Laboratories Ltd.	1,254,672

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	India - 3.0% - (continued)
102,510	HDFC Bank Ltd. ADR	$6,801,539
2,478,252	ICICI Bank Ltd.	8,869,965
64,478	Maruti Suzuki India Ltd.	4,008,350
953,861	Power Grid Corp. of India Ltd.	2,309,497
165,658	Tata Consultancy Services Ltd.	6,278,288

		36,786,081

	Ireland - 1.5%
637,471	CRH plc	18,692,936

	Italy - 4.5%
306,221	Banca Generali S.p.A.	6,137,727
1,330,812	Eni S.p.A.	21,435,615
703,661	FinecoBank Banca Fineco S.p.A.	4,595,565
2,600,933	Intesa Sanpaolo S.p.A.	4,954,024
390,431	Luxottica Group S.p.A.	19,028,685

		56,151,616

	Japan - 10.4%
101,360	Asics Corp.	1,712,467
64,080	Daito Trust Construction Co., Ltd.	10,404,179
233,945	Daiwa House Industry Co., Ltd.	6,870,264
54,622	Eisai Co., Ltd.	3,049,879
1,427,000	Mitsubishi Electric Corp.	17,036,023
1,300,000	NEC Corp.	3,028,823
380,900	Nippon Telegraph & Telephone Corp.	17,862,261
121,405	Olympus Corp.	4,533,453
179,900	Omron Corp.	5,872,075
193,674	Ono Pharmaceutical Co., Ltd.	8,436,646
525,230	Seven & I Holdings Co., Ltd.	22,021,894
566,600	Sumitomo Mitsui Financial Group, Inc.	16,360,599
350,733	Tokio Marine Holdings, Inc.	11,676,273

		128,864,836

	Jersey - 0.4%
2,475,752	Glencore plc	5,102,816

	Netherlands - 2.4%
214,141	AerCap Holdings N.V.*	7,192,996
284,552	NXP Semiconductors N.V.*	22,291,804

		29,484,800

	Russia - 1.1%
1,512,000	Sberbank of Russia PJSC ADR	13,260,930

	South Korea - 1.6%
47,060	Hyundai Motor Co.*	5,566,792
30,443	Korea Electric Power Corp.	1,598,013
441,486	SK Hynix, Inc.	12,563,359

		19,728,164

	Spain - 0.9%
329,959	Industria de Diseno Textil S.A.	11,084,626

	Sweden - 1.0%
590,213	Assa Abloy AB Class B	12,142,353

	Switzerland - 6.6%
220,210	Julius Baer Group Ltd.*	8,863,077
467,593	LafargeHolcim Ltd.*	19,562,935
436,288	Novartis AG	36,010,555
68,631	Zurich Insurance Group AG*	16,978,122

		81,414,689

	Taiwan - 3.1%
7,646,035	Taiwan Semiconductor Manufacturing Co., Ltd.	38,533,694

The accompanying notes are an integral part of these financial statements.

120

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	United Kingdom - 19.7%
1,058,343	Anglo American plc	$10,374,127
417,213	AstraZeneca plc	24,942,435
448,128	British American Tobacco plc	29,051,694
1,111,290	Compass Group plc	21,142,713
110,297	Derwent London plc REIT	3,847,995
853,727	Diageo plc	23,849,420
255,206	Hikma Pharmaceuticals plc	8,404,182
2,002,777	International Consolidated Airlines Group S.A.	9,933,150
289,880	Markit, Ltd.*	9,450,088
2,375,727	Sky plc	26,996,419
1,007,929	Smith & Nephew plc	17,115,797
621,286	Standard Chartered plc	4,713,678
880,096	Unilever N.V.	40,932,926
672,704	WPP plc	14,020,082

		244,774,706

	Total Common Stocks (cost $1,186,000,520)	$1,201,888,640

	Total Long-Term Investments (cost $1,186,000,520)	$1,201,888,640

SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 3.1%
37,787,579	BlackRock Liquidity Funds TempFund Portfolio	$37,787,579

	Total Short-Term Investments (cost $37,787,579)	$37,787,579

Total Investments (cost $1,223,788,099)^	100.0%	$1,239,676,219
Other Assets and Liabilities	0.0%	75,867

Total Net Assets	100.0%	$1,239,752,086

The accompanying notes are an integral part of these financial statements.

121

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$83,942,260
Unrealized Depreciation	(68,054,140)

Net Unrealized Appreciation	$15,888,120

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

122

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$18,130,988	$—	$18,130,988	$—
Belgium	28,883,584	—	28,883,584	—
Brazil	19,305,748	19,305,748	—	—
Canada	85,528,314	85,528,314	—	—
China	47,852,422	24,137,328	23,715,094	—
Denmark	3,184,700	—	3,184,700	—
France	168,771,406	—	168,771,406	—
Germany	119,492,153	—	119,492,153	—
Greece	2,999,510	—	2,999,510	—
Hong Kong	11,717,568	—	11,717,568	—
India	36,786,081	6,801,539	29,984,542	—
Ireland	18,692,936	—	18,692,936	—
Italy	56,151,616	—	56,151,616	—
Japan	128,864,836	—	128,864,836	—
Jersey	5,102,816	—	5,102,816	—
Netherlands	29,484,800	29,484,800	—	—
Russia	13,260,930	—	13,260,930	—
South Korea	19,728,164	—	19,728,164	—
Spain	11,084,626	—	11,084,626	—
Sweden	12,142,353	—	12,142,353	—
Switzerland	81,414,689	—	81,414,689	—
Taiwan	38,533,694	—	38,533,694	—
United Kingdom	244,774,706	50,383,014	194,391,692	—
Short-Term Investments	37,787,579	37,787,579	—	—

Total	$1,239,676,219	$253,428,322	$986,247,897	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

123

Hartford MidCap HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Automobiles & Components - 1.2%
476,630	Harley-Davidson, Inc.	$21,591,339

	Banks - 4.3%
73,327	Cullen/Frost Bankers, Inc.	4,673,130
150,802	East West Bancorp, Inc.	5,154,412
28,102	First Citizens BancShares, Inc. Class A	7,275,889
305,389	First Republic Bank	21,374,176
298,624	M&T Bank Corp.	35,306,315

		73,783,922

	Capital Goods - 7.5%
669,272	Allison Transmission Holdings, Inc.	18,893,548
341,916	Fastenal Co.	15,177,651
366,229	IDEX Corp.	30,067,401
236,840	Lennox International, Inc.	33,773,384
231,685	MSC Industrial Direct Co., Inc. Class A	16,347,694
92,719	NOW, Inc.*	1,681,923
274,193	PACCAR, Inc.	14,222,391

		130,163,992

	Commercial & Professional Services - 10.7%
141,684	Cintas Corp.	13,903,451
244,321	Clean Harbors, Inc.*	12,731,567
69,534	Dun & Bradstreet Corp.	8,472,023
276,262	Equifax, Inc.	35,472,041
173,901	ManpowerGroup, Inc.	11,188,790
616,003	Robert Half International, Inc.	23,506,674
802,963	TransUnion*	26,851,083
415,121	TriNet Group, Inc.*	8,630,366
82,164	UniFirst Corp.	9,508,018
472,846	Waste Connections, Inc.*	34,068,554

		184,332,567

	Consumer Durables & Apparel - 2.8%
231,654	Harman International Industries, Inc.	16,637,390
18,205	NVR, Inc.*	32,411,090

		49,048,480

	Consumer Services - 1.4%
305,978	Choice Hotels International, Inc.	14,570,672
101,796	Wynn Resorts Ltd.	9,226,790

		23,797,462

	Diversified Financials - 5.2%
143,371	Factset Research Systems, Inc.	23,142,947
205,896	Invesco Ltd.	5,258,584
124,874	Moody’s Corp.	11,701,942
245,215	MSCI, Inc.	18,910,981
249,277	Northern Trust Corp.	16,517,094
316,281	SEI Investments Co.	15,216,279

		90,747,827

	Energy - 7.5%
113,825	Cimarex Energy Co.	13,581,599
1,829,330	Cobalt International Energy, Inc.*	2,451,302
167,452	Diamondback Energy, Inc.*	15,273,297
394,127	Energen Corp.	19,000,863
380,866	Newfield Exploration Co.*	16,826,660
709,625	Patterson-UTI Energy, Inc.	15,129,205
82,725	Pioneer Natural Resources Co.	12,508,847
1,077,098	QEP Resources, Inc.	18,989,238
205,758	World Fuel Services Corp.	9,771,447
728,559	WPX Energy, Inc.*	6,782,884

		130,315,342

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Food & Staples Retailing - 0.7%
126,035	PriceSmart, Inc.	$11,793,095

	Health Care Equipment & Services - 6.3%
464,170	DENTSPLY SIRONA, Inc.	28,797,107
455,704	Patterson Cos., Inc.	21,823,664
179,515	STERIS plc	12,341,656
69,925	Teleflex, Inc.	12,398,402
145,147	Universal Health Services, Inc. Class B	19,464,213
169,954	Varian Medical Systems, Inc.*	13,975,317

		108,800,359

	Insurance - 6.6%
34,152	Alleghany Corp.*	18,769,256
41,601	Fairfax Financial Holdings Ltd.	22,405,839
40,657	Markel Corp.*	38,737,177
15,913	White Mountains Insurance Group Ltd.	13,398,746
64,446	Willis Towers Watson plc	8,011,282
217,691	WR Berkley Corp.	13,044,045

		114,366,345

	Materials - 3.2%
272,786	Ball Corp.	19,719,700
200,332	Packaging Corp. of America	13,408,221
39,199	Sherwin-Williams Co.	11,511,570
207,439	Silgan Holdings, Inc.	10,674,811

		55,314,302

	Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
193,410	Agios Pharmaceuticals, Inc.*	8,102,912
485,052	Alkermes plc*	20,963,947
119,567	Alnylam Pharmaceuticals, Inc.*	6,634,773
917,617	Ironwood Pharmaceuticals, Inc.*	11,997,842
94,195	Jazz Pharmaceuticals plc*	13,310,696
81,989	Mettler-Toledo International, Inc.*	29,919,426
166,635	Waters Corp.*	23,437,213

		114,366,809

	Retailing - 5.4%
239,005	Advance Auto Parts, Inc.	38,630,378
490,835	CarMax, Inc.*	24,065,640
152,012	Tiffany & Co.	9,218,008
324,410	TripAdvisor, Inc.*	20,859,563

		92,773,589

	Semiconductors & Semiconductor Equipment - 1.3%
264,510	First Solar, Inc.*	12,823,445
574,624	SunPower Corp.*	8,900,926

		21,724,371

	Software & Services - 15.2%
489,453	Akamai Technologies, Inc.*	27,375,106
532,403	Cadence Design Systems, Inc.*	12,937,393
1,566,268	Genpact Ltd.*	42,038,633
427,773	Global Payments, Inc.	30,534,437
364,397	Guidewire Software, Inc.*	22,505,159
191,191	ServiceNow, Inc.*	12,695,082
164,911	Total System Services, Inc.	8,758,423
639,597	Vantiv, Inc. Class A*	36,201,190
295,799	VeriSign, Inc.*	25,574,781
242,101	WEX, Inc.*	21,467,096
239,587	Zillow Group, Inc. Class A*	8,780,864
385,839	Zillow Group, Inc. Class C*	13,998,239

		262,866,403

The accompanying notes are an integral part of these financial statements.

124

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Technology Hardware & Equipment - 5.3%
388,505	Amphenol Corp. Class A	$22,272,991
481,712	CDW Corp. of Delaware	19,307,017
906,967	National Instruments Corp.	24,850,896
1,029,778	Trimble Navigation Ltd.*	25,085,392

		91,516,296

	Transportation - 6.2%
238,132	Alaska Air Group, Inc.	13,880,714
37,808	AMERCO	14,160,986
167,671	CH Robinson Worldwide, Inc.	12,449,572
347,251	Genesee & Wyoming, Inc. Class A*	20,470,447
282,683	J.B. Hunt Transport Services, Inc.	22,877,535
826,922	JetBlue Airways Corp.*	13,693,828
228,209	Spirit Airlines, Inc.*	10,239,738

		107,772,820

	Utilities - 2.5%
105,458	Eversource Energy	6,316,934
623,597	UGI Corp.	28,217,764
138,969	WEC Energy Group, Inc.	9,074,676

		43,609,374

	Total Common Stocks (cost $1,463,978,356)	$1,728,684,694

	Total Long-Term Investments (cost $1,463,978,356)	$1,728,684,694

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
1,471,109	Fidelity Money Market Class 1	$1,471,109

	Total Short-Term Investments (cost $1,471,109)	$1,471,109

Total Investments (cost $1,465,449,465)^	100.0%	$1,730,155,803
Other Assets and Liabilities	0.0%	(673,214)

Total Net Assets	100.0%	$1,729,482,589

The accompanying notes are an integral part of these financial statements.

125

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$359,421,852
Unrealized Depreciation	(94,715,514)

Net Unrealized Appreciation	$264,706,338

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

126

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$21,591,339	$21,591,339	$—	$—
Banks	73,783,922	73,783,922	—	—
Capital Goods	130,163,992	130,163,992	—	—
Commercial & Professional Services	184,332,567	184,332,567	—	—
Consumer Durables & Apparel	49,048,480	49,048,480	—	—
Consumer Services	23,797,462	23,797,462	—	—
Diversified Financials	90,747,827	90,747,827	—	—
Energy	130,315,342	130,315,342	—	—
Food & Staples Retailing	11,793,095	11,793,095	—	—
Health Care Equipment & Services	108,800,359	108,800,359	—	—
Insurance	114,366,345	114,366,345	—	—
Materials	55,314,302	55,314,302	—	—
Pharmaceuticals, Biotechnology & Life Sciences	114,366,809	114,366,809	—	—
Retailing	92,773,589	92,773,589	—	—
Semiconductors & Semiconductor Equipment	21,724,371	21,724,371	—	—
Software & Services	262,866,403	262,866,403	—	—
Technology Hardware & Equipment	91,516,296	91,516,296	—	—
Transportation	107,772,820	107,772,820	—	—
Utilities	43,609,374	43,609,374	—	—
Short-Term Investments	1,471,109	1,471,109	—	—

Total	$1,730,155,803	$1,730,155,803	$—	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

127

Hartford MidCap Value HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Automobiles & Components - 0.9%
121,393	Goodyear Tire & Rubber Co.	$3,114,944

	Banks - 9.1%
166,827	BankUnited, Inc.	5,124,925
20,937	CIT Group, Inc.	668,100
187,590	Comerica, Inc.	7,715,577
167,280	EverBank Financial Corp.	2,485,781
52,100	IBERIABANK Corp.	3,111,933
158,614	Provident Financial Services, Inc.	3,115,179
45,096	South State Corp.	3,068,783
297,426	Zions Bancorporation	7,474,315

		32,764,593

	Capital Goods - 7.4%
127,475	Generac Holdings, Inc.*	4,456,526
59,721	Hubbell, Inc. Class B	6,298,774
94,915	Moog, Inc. Class A*	5,117,817
579,755	Sanwa Holdings Corp.	5,269,989
79,120	Sensata Technologies Holding N.V.*	2,760,497
54,931	WESCO International, Inc.*	2,828,397

		26,732,000

	Consumer Durables & Apparel - 5.1%
107,582	D.R. Horton, Inc.	3,386,681
35,301,565	Global Brands Group Holding Ltd.*	3,105,779
137,852	Lennar Corp. Class A	6,354,977
216,003	Performance Sports Group Ltd.*	648,009
164,541	PulteGroup, Inc.	3,206,904
283,430	Samsonite International S.A.	784,778
35,282	Toll Brothers, Inc.*	949,439

		18,436,567

	Consumer Services - 2.2%
137,671	Bloomin’ Brands, Inc.	2,460,181
133,936	Norwegian Cruise Line Holdings Ltd.*	5,336,010

		7,796,191

	Diversified Financials - 2.8%
141,433	Markit, Ltd.*	4,610,716
37,290	MSCI, Inc.	2,875,805
51,875	Raymond James Financial, Inc.	2,557,437
451,900	Solar Cayman Ltd.(1)(2)(3)	112,975

		10,156,933

	Energy - 8.6%
418,600	Cobalt International Energy, Inc.*	560,924
115,995	Diamondback Energy, Inc.*	10,579,904
83,816	Energen Corp.	4,040,769
29,002	HollyFrontier Corp.	689,378
191,985	Newfield Exploration Co.*	8,481,897
337,815	QEP Resources, Inc.	5,955,678
330,305	Trican Well Service Ltd.*	631,490

		30,940,040

	Food, Beverage & Tobacco - 3.2%
53,629	Ingredion, Inc.	6,940,129
56,600	Post Holdings, Inc.*	4,680,254

		11,620,383

	Health Care Equipment & Services - 2.6%
30,923	Acadia Healthcare Co., Inc.*	1,713,134
117,958	Brookdale Senior Living, Inc.*	1,821,272
224,785	Envision Healthcare Holdings, Inc.*	5,702,795

		9,237,201

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Insurance - 8.3%
56,473	Argo Group International Holdings Ltd.	$2,930,949
149,617	CNO Financial Group, Inc.	2,612,313
39,221	Hanover Insurance Group, Inc.	3,318,881
91,004	Reinsurance Group of America, Inc.	8,826,478
171,536	Unum Group	5,453,129
202,695	XL Group plc	6,751,770

		29,893,520

	Materials - 8.5%
89,465	Bemis Co., Inc.	4,606,553
106,217	Cabot Corp.	4,849,868
76,838	Celanese Corp. Series A	5,029,047
83,900	CF Industries Holdings, Inc.	2,021,990
34,648	Crown Holdings, Inc.*	1,755,614
30,347	KapStone Paper & Packaging Corp.	394,815
381,733	Louisiana-Pacific Corp.*	6,623,068
189,403	Methanex Corp.	5,511,627

		30,792,582

	Media - 1.8%
112,756	Interpublic Group of Cos., Inc.	2,604,663
26,827	John Wiley & Sons, Inc. Class A	1,399,833
94,070	Quebecor, Inc. Class B	2,695,516

		6,700,012

	Pharmaceuticals, Biotechnology & Life Sciences - 0.7%
57,572	Almirall S.A.	865,604
116,787	Endo International plc*	1,820,710

		2,686,314

	Real Estate - 10.4%
80,346	American Assets Trust, Inc. REIT	3,409,884
70,670	Blackstone Mortgage Trust, Inc. Class A REIT	1,955,439
72,949	Equity LifeStyle Properties, Inc. REIT	5,839,568
46,393	Extra Space Storage, Inc. REIT	4,293,208
147,024	Forest City Realty Trust, Inc. Class A REIT	3,280,106
141,271	LaSalle Hotel Properties REIT	3,331,170
56,003	PS Business Parks, Inc. REIT	5,940,798
34,788	Sovran Self Storage, Inc. REIT	3,649,957
195,063	STORE Capital Corp. REIT	5,744,605

		37,444,735

	Retailing - 1.1%
181,093	DSW, Inc. Class A	3,835,550

	Semiconductors & Semiconductor Equipment - 5.6%
218,266	Microsemi Corp.*	7,132,933
103,213	Qorvo, Inc.*	5,703,550
142,430	Silicon Motion Technology Corp. ADR	6,808,154
14,318	Synaptics, Inc.*	769,593

		20,414,230

	Software & Services - 3.7%
153,722	Booz Allen Hamilton Holding Corp.	4,556,320
134,780	SS&C Technologies Holdings, Inc.	3,784,623
152,279	Verint Systems, Inc.*	5,045,003

		13,385,946

	Technology Hardware & Equipment - 3.6%
13,688	ARRIS International plc*	286,901
134,793	Arrow Electronics, Inc.*	8,343,687
53,203	Harris Corp.	4,439,258

		13,069,846

The accompanying notes are an integral part of these financial statements.

128

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Telecommunication Services - 0.9%
53,888	Millicom International Cellular S.A.	$3,305,454

	Transportation - 4.6%
80,539	Genesee & Wyoming, Inc. Class A*	4,747,774
464,810	Hertz Global Holdings, Inc.*	5,145,447
135,195	Knight Transportation, Inc.	3,593,483
49,694	Ryder System, Inc.	3,038,291

		16,524,995

	Utilities - 6.9%
163,210	Alliant Energy Corp.	6,479,437
136,005	Great Plains Energy, Inc.	4,134,552
44,880	Portland General Electric Co.	1,980,106
205,006	UGI Corp.	9,276,521
52,132	Westar Energy, Inc.	2,924,084

		24,794,700

	Total Common Stocks (cost $320,957,263)	$353,646,736

	Total Long-Term Investments (cost $320,957,263)	$353,646,736

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
5,930,096	Federated Prime Obligations Fund	$5,930,096

	Total Short-Term Investments (cost $5,930,096)	$5,930,096

Total Investments (cost $326,887,359)^	99.6%	$359,576,832
Other Assets and Liabilities	0.4%	1,383,789

Total Net Assets	100.0%	$360,960,621

The accompanying notes are an integral part of these financial statements.

129

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$60,697,762
Unrealized Depreciation	(28,008,289)

Net Unrealized Appreciation	$32,689,473

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of this security was $112,975, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2016, the aggregate value of this security was $112,975, which represents 0.0% of total net assets.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	451,900	Solar Cayman Ltd.	$132,446

At June 30, 2016, the aggregate value of these securities was $112,975, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

130

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$3,114,944	$3,114,944	$—	$—
Banks	32,764,593	32,764,593	—	—
Capital Goods	26,732,000	21,462,011	5,269,989	—
Consumer Durables & Apparel	18,436,567	14,546,010	3,890,557	—
Consumer Services	7,796,191	7,796,191	—	—
Diversified Financials	10,156,933	10,043,958	—	112,975
Energy	30,940,040	30,940,040	—	—
Food, Beverage & Tobacco	11,620,383	11,620,383	—	—
Health Care Equipment & Services	9,237,201	9,237,201	—	—
Insurance	29,893,520	29,893,520	—	—
Materials	30,792,582	30,792,582	—	—
Media	6,700,012	6,700,012	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,686,314	1,820,710	865,604	—
Real Estate	37,444,735	37,444,735	—	—
Retailing	3,835,550	3,835,550	—	—
Semiconductors & Semiconductor Equipment	20,414,230	20,414,230	—	—
Software & Services	13,385,946	13,385,946	—	—
Technology Hardware & Equipment	13,069,846	13,069,846	—	—
Telecommunication Services	3,305,454	—	3,305,454	—
Transportation	16,524,995	16,524,995	—	—
Utilities	24,794,700	24,794,700	—	—
Short-Term Investments	5,930,096	5,930,096	—	—

Total	$359,576,832	$346,132,253	$13,331,604	$112,975

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Total
Beginning balance	$97,610	$97,610
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	15,365	15,365
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$112,975	$112,975

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $15,365.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

131

Hartford Small Cap Growth HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Automobiles & Components - 1.6%
23,030	American Axle & Manufacturing Holdings, Inc.*	$333,475
44,787	Cooper Tire & Rubber Co.	1,335,548
9,494	Cooper-Standard Holding, Inc.*	749,931
248,174	Tenneco, Inc.*	11,567,390
57,881	Visteon Corp.	3,809,149

		17,795,493

	Banks - 3.4%
379,973	EverBank Financial Corp.	5,646,399
164,680	FCB Financial Holdings, Inc. Class A*	5,599,120
314,777	First Merchants Corp.	7,847,391
146,965	Great Western Bancorp, Inc.	4,635,276
13,638	HomeStreet, Inc.*	271,669
457,550	MGIC Investment Corp.*	2,722,422
122,561	Sandy Spring Bancorp, Inc.	3,561,623
415,690	Sterling Bancorp	6,526,333
28,799	Walker & Dunlop, Inc.*	656,041

		37,466,274

	Capital Goods - 8.3%
237,380	AAON, Inc.	6,530,324
21,800	Aegion Corp.*	425,318
194,328	Altra Industrial Motion Corp.	5,242,969
74,342	American Woodmark Corp.*	4,934,822
10,100	Apogee Enterprises, Inc.	468,135
94,638	Armstrong World Industries, Inc.*	3,705,078
144,778	Astronics Corp.*	4,815,316
150,589	AZZ, Inc.	9,032,328
31,322	Comfort Systems USA, Inc.	1,020,157
40,000	Continental Building Products, Inc.*	889,200
11,800	Douglas Dynamics, Inc.	303,614
12,600	DXP Enterprises, Inc.*	188,118
27,956	Encore Wire Corp.	1,042,200
8,200	EnerSys	487,654
43,919	Esterline Technologies Corp.*	2,724,735
214,725	Generac Holdings, Inc.*	7,506,786
33,661	General Cable Corp.	427,831
33,202	Global Brass & Copper Holdings, Inc.	906,083
14,900	Greenbrier Cos., Inc.	434,037
141,883	Heico Corp. Class A	7,612,023
21,145	Hyster-Yale Materials Handling, Inc.	1,257,916
66,366	Lennox International, Inc.	9,463,792
12,500	Lydall, Inc.*	482,000
77,909	Manitowoc Foodservice, Inc.*	1,372,757
151,924	Meritor, Inc.*	1,093,853
46,300	MRC Global, Inc.*	657,923
14,900	SiteOne Landscape Supply, Inc.*	506,451
73,510	TASER International, Inc.*	1,828,929
74,262	Teledyne Technologies, Inc.*	7,355,651
56,012	Toro Co.	4,940,258
46,147	Trex Co., Inc.*	2,072,923
87,843	Wabash National Corp.*	1,115,606

		90,844,787

	Commercial & Professional Services - 4.6%
18,113	Brink’s Co.	516,039
6,700	CEB, Inc.	413,256
156,829	Deluxe Corp.	10,408,741
201,664	Exponent, Inc.	11,779,194
104,589	GP Strategies Corp.*	2,268,535
63,473	Herman Miller, Inc.	1,897,208
106,120	Huron Consulting Group, Inc.*	6,411,770

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Commercial & Professional Services - 4.6% - (continued)
13,903	Insperity, Inc.	$1,073,729
192,411	On Assignment, Inc.*	7,109,587
60,523	RPX Corp.*	554,996
30,200	TriNet Group, Inc.*	627,858
3,769	UniFirst Corp.	436,149
123,642	WageWorks, Inc.*	7,395,028

		50,892,090

	Consumer Durables & Apparel - 4.4%
237,163	G-III Apparel Group Ltd.*	10,843,092
13,064	Helen of Troy Ltd.*	1,343,502
413,057	Kate Spade & Co.*	8,513,105
25,979	Movado Group, Inc.	563,225
67,327	Smith & Wesson Holding Corp.*	1,829,948
275,087	Steven Madden Ltd.*	9,402,473
20,081	Sturm Ruger & Co., Inc.	1,285,385
200,140	TopBuild Corp.*	7,245,068
146,543	Vista Outdoor, Inc.*	6,994,497

		48,020,295

	Consumer Services - 5.6%
19,500	American Public Education, Inc.*	547,950
8,565	BJ’s Restaurants, Inc.*	375,404
528,980	Bloomin’ Brands, Inc.	9,452,873
30,811	Boyd Gaming Corp.*	566,922
102,240	Brinker International, Inc.	4,654,987
27,748	Capella Education Co.	1,460,655
11,801	Chuy’s Holdings, Inc.*	408,433
234,332	Del Frisco’s Restaurant Group, Inc.*	3,355,634
43,700	DeVry Education Group, Inc.	779,608
12,068	Domino’s Pizza, Inc.	1,585,494
152,440	Dunkin’ Brands Group, Inc.	6,649,433
27,742	Grand Canyon Education, Inc.*	1,107,461
24,918	Isle of Capri Casinos, Inc.*	456,498
482,228	La Quinta Holdings, Inc.*	5,497,399
49,400	LifeLock, Inc.*	781,014
124,458	Marriott Vacations Worldwide Corp.	8,524,128
109,292	Papa John’s International, Inc.	7,431,856
21,809	Sonic Corp.	589,933
19,689	Strayer Education, Inc.*	967,321
3,104	Vail Resorts, Inc.	429,066
25,910	Weight Watchers International, Inc.*	301,333
207,200	Wingstop, Inc.*	5,646,200

		61,569,602

	Diversified Financials - 1.1%
169,053	Evercore Partners, Inc. Class A	7,470,452
18,900	Green Dot Corp. Class A*	434,511
91,381	KCG Holdings, Inc. Class A*	1,215,367
15,637	MarketAxess Holdings, Inc.	2,273,620
16,200	PRA Group, Inc.*	391,068

		11,785,018

	Energy - 1.3%
53,472	Alon USA Energy, Inc.	346,499
51,600	Bill Barrett Corp.*	329,724
10,200	Carrizo Oil & Gas, Inc.*	365,670
63,999	CVR Energy, Inc.	991,984
11,600	Parsley Energy, Inc. Class A*	313,896
164,370	PBF Energy, Inc. Class A	3,908,719
48,858	Pioneer Energy Services Corp.*	224,747
20,315	REX American Resources Corp.*	1,215,446

The accompanying notes are an integral part of these financial statements.

132

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Energy - 1.3% - (continued)
160,069	RSP Permian, Inc.*	$5,584,807
57,700	Sanchez Energy Corp.*	407,362
51,651	Western Refining, Inc.	1,065,560

		14,754,414

	Food & Staples Retailing - 2.2%
81,074	Casey’s General Stores, Inc.	10,662,042
13,508	Ingles Markets, Inc. Class A	503,848
293,396	Natural Grocers by Vitamin Cottage, Inc.*	3,828,818
94,739	PriceSmart, Inc.	8,864,728

		23,859,436

	Food, Beverage & Tobacco - 2.0%
22,400	Cal-Maine Foods, Inc.	992,768
66,541	Dean Foods Co.	1,203,727
69,591	Pilgrim’s Pride Corp.	1,773,178
104,122	Post Holdings, Inc.*	8,609,848
13,700	Sanderson Farms, Inc.	1,186,968
77,526	TreeHouse Foods, Inc.*	7,958,044

		21,724,533

	Health Care Equipment & Services - 10.4%
5,297	ABIOMED, Inc.*	578,909
101,000	Acadia Healthcare Co., Inc.*	5,595,400
6,000	Amedisys, Inc.*	302,880
5,405	Amsurg Corp.*	419,104
154,410	Anika Therapeutics, Inc.*	8,284,097
17,804	Atrion Corp.	7,617,619
14,047	Chemed Corp.	1,914,747
148,850	Cynosure, Inc. Class A*	7,240,808
61,937	DexCom, Inc.*	4,913,462
397,554	Globus Medical, Inc. Class A*	9,473,712
13,289	HealthEquity, Inc.*	403,786
79,341	ICU Medical, Inc.*	8,945,698
77,931	LivaNova plc*	3,914,474
27,021	Magellan Health, Inc.*	1,777,171
47,281	Masimo Corp.*	2,482,962
14,098	Medidata Solutions, Inc.*	660,773
15,700	Meridian Bioscience, Inc.	306,150
133,605	Natus Medical, Inc.*	5,050,269
219,196	Omnicell, Inc.*	7,503,079
102,329	Quality Systems, Inc.	1,218,738
9,200	Surgical Care Affiliates, Inc.*	438,564
138,951	Team Health Holdings, Inc.*	5,651,137
36,526	Triple-S Management Corp. Class B*	892,330
97,745	U.S. Physical Therapy, Inc.	5,885,226
226,275	Vascular Solutions, Inc.*	9,426,617
129,356	WellCare Health Plans, Inc.*	13,877,312

		114,775,024

	Household & Personal Products - 0.1%
15,542	Medifast, Inc.	517,082
6,800	Usana Health Sciences, Inc.*	757,724

		1,274,806

	Insurance - 1.9%
71,157	Ambac Financial Group, Inc.*	1,171,244
152,225	AMERISAFE, Inc.	9,319,215
9,300	Federated National Holding Co.	177,072
55,411	Greenlight Capital Re Ltd. Class A*	1,117,086
177,491	James River Group Holdings Ltd.	6,027,594
94,996	Maiden Holdings Ltd.	1,162,751

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Insurance - 1.9% - (continued)
89,100	MBIA, Inc.*	$608,553
44,255	Universal Insurance Holdings, Inc.	822,258

		20,405,773

	Materials - 4.6%
7,498	AEP Industries, Inc.	603,289
224,867	Boise Cascade Co.*	5,160,698
41,405	Chemtura Corp.*	1,092,264
27,590	Clearwater Paper Corp.*	1,803,558
80,100	Cliffs Natural Resources, Inc.*	454,167
632,156	Graphic Packaging Holding Co.	7,927,236
471,415	Headwaters, Inc.*	8,457,185
11,602	Innospec, Inc.	533,576
27,638	Koppers Holdings, Inc.*	849,316
562,414	OMNOVA Solutions, Inc.*	4,077,501
247,292	PolyOne Corp.	8,714,570
10,159	Schweitzer-Mauduit International, Inc.	358,410
102,098	Silgan Holdings, Inc.	5,253,963
23,260	Stepan Co.	1,384,668
25,832	Trinseo S.A.*	1,108,968
25,490	U.S. Concrete, Inc.*	1,552,596
25,133	Worthington Industries, Inc.	1,063,126

		50,395,091

	Media - 0.1%
27,500	MDC Partners, Inc. Class A	502,975
13,484	Sinclair Broadcast Group, Inc. Class A	402,632

		905,607

	Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
142,925	Acorda Therapeutics, Inc.*	3,645,302
25,100	Aduro Biotech, Inc.*	283,881
256,418	Aerie Pharmaceuticals, Inc.*	4,512,957
48,779	Agios Pharmaceuticals, Inc.*	2,043,596
203,760	Alder Biopharmaceuticals, Inc.*	5,087,887
309,390	Amicus Therapeutics, Inc.*	1,689,269
342,340	Aratana Therapeutics, Inc.*	2,163,589
30,132	BioSpecifics Technologies Corp.*	1,203,472
77,980	Bluebird Bio, Inc.*	3,375,754
31,543	Cambrex Corp.*	1,631,719
241,074	Cepheid*	7,413,026
185,060	Coherus Biosciences, Inc.*	3,125,663
97,720	Cytokinetics, Inc.*	927,363
64,094	Emergent Biosolutions, Inc.*	1,802,323
50,129	Enanta Pharmaceuticals, Inc.*	1,105,345
310,000	Exelixis, Inc.*	2,421,100
61,792	FibroGen, Inc.*	1,014,007
192,374	Five Prime Therapeutics, Inc.*	7,954,665
181,520	Flexion Therapeutics, Inc.*	2,716,447
125,885	GlycoMimetics, Inc.*	915,184
161,580	ImmunoGen, Inc.*	497,666
23,465	INC Research Holdings, Inc. Class A*	894,721
107,646	Innoviva, Inc.	1,133,512
61,369	Insys Therapeutics, Inc.*	794,115
201,231	Intersect ENT, Inc.*	2,601,917
90,829	Ironwood Pharmaceuticals, Inc.*	1,187,589
86,615	Lexicon Pharmaceuticals, Inc.*	1,242,925
50,544	Luminex Corp.*	1,022,505
159,247	Medicines Co.*	5,355,477
45,762	MiMedx Group, Inc.*	365,181
64,123	Myriad Genetics, Inc.*	1,962,164
142,530	Neurocrine Biosciences, Inc.*	6,477,989

The accompanying notes are an integral part of these financial statements.

133

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.1% - (continued)
723,113	Novavax, Inc.*	$5,257,032
104,377	Ophthotech Corp.*	5,326,358
228,888	Otonomy, Inc.*	3,634,741
174,005	PAREXEL International Corp.*	10,941,434
500,880	PDL Biopharma, Inc.	1,572,763
18,300	Pfenex, Inc.*	153,171
155,227	Portola Pharmaceuticals, Inc.*	3,663,357
42,643	PRA Health Sciences, Inc.*	1,780,772
41,676	Prestige Brands Holdings, Inc.*	2,308,850
144,541	PTC Therapeutics, Inc.*	1,014,678
221,676	Relypsa, Inc.*	4,101,006
45,900	Sangamo BioSciences, Inc.*	265,761
12,400	Seres Therapeutics, Inc.*	360,220
155,104	Spectrum Pharmaceuticals, Inc.*	1,019,033
75,519	Supernus Pharmaceuticals, Inc.*	1,538,322
87,274	TESARO, Inc.*	7,335,380
78,337	Ultragenyx Pharmaceutical, Inc.*	3,831,463
152,214	ZIOPHARM Oncology, Inc.*	835,655

		133,508,306

	Real Estate - 2.5%
36,782	Altisource Portfolio Solutions S.A. REIT*	1,024,011
58,065	CareTrust, Inc. REIT	800,136
139,989	Coresite Realty Corp. REIT	12,415,624
12,700	CubeSmart REIT	392,176
219,737	HFF, Inc. Class A REIT	6,346,005
19,400	Pennsylvania REIT	416,130
56,090	RLJ Lodging Trust REIT	1,203,130
384,082	Sunstone Hotel Investors, Inc. REIT	4,635,870
22,400	Urban Edge Properties REIT	668,864

		27,901,946

	Retailing - 5.0%
97,176	American Eagle Outfitters, Inc.	1,548,014
13,187	Big Lots, Inc.	660,801
25,689	Buckle, Inc.	667,657
161,525	Burlington Stores, Inc.*	10,775,333
8,142	Cato Corp. Class A	307,116
29,184	Chico’s FAS, Inc.	312,561
21,300	Children’s Place, Inc.	1,707,834
162,962	Core-Mark Holding Co., Inc.	7,636,399
186,612	DSW, Inc. Class A	3,952,442
81,451	Express, Inc.*	1,181,854
136,028	Five Below, Inc.*	6,313,059
68,010	Francescas Holding Corp.*	751,511
9,571	Hibbett Sports, Inc.*	332,975
151,554	HSN, Inc.	7,415,537
24,600	Liberty TripAdvisor Holdings, Inc. Class A*	538,248
83,097	Monro Muffler Brake, Inc.	5,281,645
19,400	Outerwall, Inc.	814,800
19,063	Overstock.com, Inc.*	307,105
17,100	PetMed Express, Inc.	320,796
104,496	Pier 1 Imports, Inc.	537,109
56,733	Select Comfort Corp.*	1,212,952
10,800	Shutterfly, Inc.*	503,388
27,000	Tailored Brands, Inc.	341,820
63,960	Tile Shop Holdings, Inc.*	1,271,525
17,741	Wayfair, Inc. Class A*	691,899

		55,384,380

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Semiconductors & Semiconductor Equipment - 2.6%
49,111	Advanced Energy Industries, Inc.*	$1,864,254
30,800	Ambarella, Inc.*	1,564,948
136,634	Cirrus Logic, Inc.*	5,300,033
26,183	Inphi Corp.*	838,641
301,011	Integrated Device Technology, Inc.*	6,059,351
80,550	Kulicke & Soffa Industries, Inc.*	980,294
69,825	MaxLinear, Inc. Class A*	1,255,453
177,987	MKS Instruments, Inc.	7,664,120
20,684	Synaptics, Inc.*	1,111,765
74,715	Tessera Technologies, Inc.	2,289,268

		28,928,127

	Software & Services - 17.4%
74,936	Aspen Technology, Inc.*	3,015,425
26,029	AVG Technologies N.V.*	494,291
213,184	Bottomline Technologies de, Inc.*	4,589,851
51,922	CACI International, Inc. Class A*	4,694,268
279,265	Cardtronics, Inc.*	11,117,540
91,067	Cass Information Systems, Inc.	4,708,164
149,727	comScore, Inc.*	3,575,481
65,736	CSG Systems International, Inc.	2,649,818
47,677	Demandware, Inc.*	3,571,007
203,461	EarthLink Holdings Corp.	1,302,150
20,190	Ellie Mae, Inc.*	1,850,413
270,714	Envestnet, Inc.*	9,017,483
73,386	EPAM Systems, Inc.*	4,719,454
4,500	Euronet Worldwide, Inc.*	311,355
613,929	Everyday Health, Inc.*	4,837,760
200,223	Exlservice Holdings, Inc.*	10,493,687
98,599	Fair Isaac Corp.	11,142,673
442,712	Five9, Inc.*	5,268,273
113,466	Fleetmatics Group plc*	4,916,482
40,002	Gigamon, Inc.*	1,495,675
136,873	Guidewire Software, Inc.*	8,453,276
120,215	HubSpot, Inc.*	5,219,735
146,939	j2 Global, Inc.	9,282,137
16,857	Luxoft Holding, Inc.*	876,901
137,359	Manhattan Associates, Inc.*	8,808,833
130,652	MAXIMUS, Inc.	7,234,201
6,297	MicroStrategy, Inc. Class A*	1,102,101
47,041	NeuStar, Inc. Class A*	1,105,934
16,200	NIC, Inc.	355,428
136,762	Paycom Software, Inc.*	5,909,486
14,360	Pegasystems, Inc.	387,002
132,772	PTC, Inc.*	4,989,572
81,680	Q2 Holdings, Inc.*	2,288,674
45,300	Rovi Corp.*	708,492
18,200	Shutterstock, Inc.*	833,560
2,654	Stamps.com, Inc.*	232,013
69,836	Sykes Enterprises, Inc.*	2,022,451
34,269	Take-Two Interactive Software, Inc.*	1,299,480
67,183	Tyler Technologies, Inc.*	11,200,078
154,614	Verint Systems, Inc.*	5,122,362
18,333	Web.com Group, Inc.*	333,294
92,642	WebMD Health Corp.*	5,383,427
71,990	WEX, Inc.*	6,383,353
83,039	Wix.com Ltd.*	2,520,234
12,266	Zedge, Inc. Class B*	56,301
213,290	Zendesk, Inc.*	5,626,590

		191,506,165

The accompanying notes are an integral part of these financial statements.

134

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Technology Hardware & Equipment - 2.6%
46,000	3D Systems Corp.*	$629,740
9,400	Belden, Inc.	567,478
17,242	Ciena Corp.*	323,288
40,756	Cray, Inc.*	1,219,420
6,881	DTS, Inc.*	182,002
52,433	ePlus, Inc.*	4,288,495
71,077	FEI Co.	7,596,710
58,676	Ixia*	576,198
9,200	NETGEAR, Inc.*	437,368
154,846	NetScout Systems, Inc.*	3,445,323
6,693	Plantronics, Inc.	294,492
70,830	Rogers Corp.*	4,327,713
27,100	Sanmina Corp.*	726,551
11,400	Tech Data Corp.*	819,090
51,489	Ubiquiti Networks, Inc.*	1,990,565
10,084	Universal Display Corp.*	683,695
31,700	Vishay Intertechnology, Inc.	392,763

		28,500,891

	Telecommunication Services - 0.8%
81,000	Cincinnati Bell, Inc.*	370,170
36,800	IDT Corp. Class B	522,192
66,259	Inteliquent, Inc.	1,317,891
298,720	ORBCOMM, Inc.*	2,972,264
645,856	Vonage Holdings Corp.*	3,939,722

		9,122,239

	Transportation - 2.0%
7,425	Alaska Air Group, Inc.	432,803
11,683	Allegiant Travel Co.	1,769,975
256,308	Celadon Group, Inc.	2,094,036
68,619	Genesee & Wyoming, Inc. Class A*	4,045,090
54,900	Hawaiian Holdings, Inc.*	2,084,004
294,620	Knight Transportation, Inc.	7,831,000
162,161	Marten Transport Ltd.	3,210,788
14,973	Saia, Inc.*	376,421

		21,844,117

	Total Common Stocks (cost $1,037,888,113)	$1,063,164,414

WARRANTS - 0.0%
	Diversified Financials - 0.0%
891	Emergent Capital, Inc. Expires 4/11/19*(1)	$—

	Total Warrants (cost $—)	$—

EXCHANGE TRADED FUNDS - 2.3%
	Other Investment Pools & Funds - 2.3%
183,220	iShares Russell 2000 Growth ETF	$25,134,119

	Total Exchange Traded Funds (cost $24,203,912)	$25,134,119

	Total Long-Term Investments (cost $1,062,092,025)	$1,088,298,533

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.5%
	Other Investment Pools & Funds - 1.5%
16,595,742	Federated Prime Obligations Fund	$16,595,742

	Total Short-Term Investments (cost $16,595,742)	$16,595,742

Total Investments (cost $1,078,687,767)^	100.4%	$1,104,894,275
Other Assets and Liabilities	(0.4)%	(4,128,523)

Total Net Assets	100.0%	$1,100,765,752

The accompanying notes are an integral part of these financial statements.

135

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$132,707,817
Unrealized Depreciation	(106,501,309)

Net Unrealized Appreciation	$26,206,508

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
12/2014	891	Emergent Capital, Inc. Warrants	$—

At June 30, 2016, the aggregate value of this security was $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

136

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$17,795,493	$17,795,493	$—	$—
Banks	37,466,274	37,466,274	—	—
Capital Goods	90,844,787	90,844,787	—	—
Commercial & Professional Services	50,892,090	50,892,090	—	—
Consumer Durables & Apparel	48,020,295	48,020,295	—	—
Consumer Services	61,569,602	61,569,602	—	—
Diversified Financials	11,785,018	11,785,018	—	—
Energy	14,754,414	14,754,414	—	—
Food & Staples Retailing	23,859,436	23,859,436	—	—
Food, Beverage & Tobacco	21,724,533	21,724,533	—	—
Health Care Equipment & Services	114,775,024	114,775,024	—	—
Household & Personal Products	1,274,806	1,274,806	—	—
Insurance	20,405,773	20,405,773	—	—
Materials	50,395,091	50,395,091	—	—
Media	905,607	905,607	—	—
Pharmaceuticals, Biotechnology & Life Sciences	133,508,306	133,508,306	—	—
Real Estate	27,901,946	27,901,946	—	—
Retailing	55,384,380	55,384,380	—	—
Semiconductors & Semiconductor Equipment	28,928,127	28,928,127	—	—
Software & Services	191,506,165	191,506,165	—	—
Technology Hardware & Equipment	28,500,891	28,500,891	—	—
Telecommunication Services	9,122,239	9,122,239	—	—
Transportation	21,844,117	21,844,117	—	—
Warrants	—	—	—	—
Exchange Traded Funds	25,134,119	25,134,119	—	—
Short-Term Investments	16,595,742	16,595,742	—	—

Total	$1,104,894,275	$1,104,894,275	$—	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

137

Hartford Small Company HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7%
	Automobiles & Components - 0.0%
5,320	Tenneco, Inc.*	$247,965
1,478	Visteon Corp.	97,267

		345,232

	Banks - 2.3%
9,667	EverBank Financial Corp.	143,652
4,183	FCB Financial Holdings, Inc. Class A*	142,222
7,948	First Merchants Corp.	198,144
3,812	Great Western Bancorp, Inc.	120,230
11,728	MGIC Investment Corp.*	69,782
119,458	PrivateBancorp, Inc.	5,259,736
3,173	Sandy Spring Bancorp, Inc.	92,207
497,893	Sterling Bancorp	7,816,920
490,435	United Community Banks, Inc.	8,970,056

		22,812,949

	Capital Goods - 8.4%
5,991	AAON, Inc.	164,812
450,104	Advanced Drainage Systems, Inc.	12,319,346
402,532	Altra Industrial Motion Corp.	10,860,313
1,397	American Woodmark Corp.*	92,733
233,391	Applied Industrial Technologies, Inc.	10,535,270
2,417	Armstrong World Industries, Inc.*	94,626
120,233	Astronics Corp.*	3,998,950
3,196	AZZ, Inc.	191,696
1,112	Esterline Technologies Corp.*	68,988
140,677	Generac Holdings, Inc.*	4,918,068
3,581	Heico Corp. Class A	192,121
1,675	Lennox International, Inc.	238,855
2,250	Manitowoc Foodservice, Inc.*	39,645
155,049	Masonite International Corp.*	10,254,941
180,938	Middleby Corp.*	20,853,104
500	SiteOne Landscape Supply, Inc.*	16,995
1,874	Teledyne Technologies, Inc.*	185,620
1,444	Toro Co.	127,361
154,335	WESCO International, Inc.*	7,946,709

		83,100,153

	Commercial & Professional Services - 1.0%
2,894	Deluxe Corp.	192,075
5,090	Exponent, Inc.	297,307
2,689	GP Strategies Corp.*	58,324
2,713	Huron Consulting Group, Inc.*	163,919
4,856	On Assignment, Inc.*	179,429
155,187	WageWorks, Inc.*	9,281,735

		10,172,789

	Consumer Durables & Apparel - 3.4%
147,876	G-III Apparel Group Ltd.*	6,760,891
481,475	Kate Spade & Co.*	9,923,200
475,404	Steven Madden Ltd.*	16,249,309
5,051	TopBuild Corp.*	182,846
3,699	Vista Outdoor, Inc.*	176,553

		33,292,799

	Consumer Services - 6.5%
13,351	Bloomin’ Brands, Inc.	238,582
2,652	Brinker International, Inc.	120,746
966,872	ClubCorp Holdings, Inc.	12,569,336
5,968	Del Frisco’s Restaurant Group, Inc.*	85,462
3,848	Dunkin’ Brands Group, Inc.	167,850
95,426	Jack in the Box, Inc.	8,199,002
12,503	La Quinta Holdings, Inc.*	142,534

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Consumer Services - 6.5% - (continued)
3,141	Marriott Vacations Worldwide Corp.	$215,127
119,204	Panera Bread Co. Class A*	25,264,096
2,166	Papa John’s International, Inc.	147,288
504,893	Planet Fitness, Inc. Class A*	9,532,380
161,408	Texas Roadhouse, Inc.	7,360,205
5,362	Wingstop, Inc.*	146,114

		64,188,722

	Diversified Financials - 1.8%
4,106	Evercore Partners, Inc. Class A	181,444
70,712	MarketAxess Holdings, Inc.	10,281,525
689,862	WisdomTree Investments, Inc.	6,753,749

		17,216,718

	Energy - 2.1%
399,039	Patterson-UTI Energy, Inc.	8,507,511
4,186	PBF Energy, Inc. Class A	99,543
320,989	QEP Resources, Inc.	5,659,036
4,091	RSP Permian, Inc.*	142,735
700,835	WPX Energy, Inc.*	6,524,774

		20,933,599

	Food & Staples Retailing - 0.1%
2,071	Casey’s General Stores, Inc.	272,357
7,539	Natural Grocers by Vitamin Cottage, Inc.*	98,384
2,391	PriceSmart, Inc.	223,726

		594,467

	Food, Beverage & Tobacco - 1.5%
1,377,309	Greencore Group plc	5,668,113
100,828	Post Holdings, Inc.*	8,337,467
1,957	TreeHouse Foods, Inc.*	200,886

		14,206,466

	Health Care Equipment & Services - 10.0%
262,711	Acadia Healthcare Co., Inc.*	14,554,189
165,227	Align Technology, Inc.*	13,309,035
3,573	Anika Therapeutics, Inc.*	191,692
449	Atrion Corp.	192,109
3,757	Cynosure, Inc. Class A*	182,759
210,844	DexCom, Inc.*	16,726,255
10,034	Globus Medical, Inc. Class A*	239,110
1,756	ICU Medical, Inc.*	197,989
76,542	Inogen, Inc.*	3,835,520
536,815	Insulet Corp.*	16,233,286
111,773	LifePoint Health, Inc.*	7,306,601
2,021	LivaNova plc*	101,515
3,256	Natus Medical, Inc.*	123,077
89,770	Nevro Corp.*	6,621,435
5,532	Omnicell, Inc.*	189,360
3,535	Team Health Holdings, Inc.*	143,768
2,509	U.S. Physical Therapy, Inc.	151,067
5,711	Vascular Solutions, Inc.*	237,920
509,735	Veeva Systems, Inc. Class A*	17,392,158
2,891	WellCare Health Plans, Inc.*	310,147

		98,238,992

	Insurance - 1.8%
3,842	AMERISAFE, Inc.	235,207
91,354	Assurant, Inc.	7,884,764
244,724	First American Financial Corp.	9,842,799
4,480	James River Group Holdings Ltd.	152,141

		18,114,911

The accompanying notes are an integral part of these financial statements.

138

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Materials - 3.5%
5,822	Boise Cascade Co.*	$133,615
15,955	Graphic Packaging Holding Co.	200,076
939,593	Headwaters, Inc.*	16,856,298
446,402	KapStone Paper & Packaging Corp.	5,807,690
14,588	OMNOVA Solutions, Inc.*	105,763
1,233,212	Platform Specialty Products Corp.*	10,950,922
6,242	PolyOne Corp.	219,968
2,656	Silgan Holdings, Inc.	136,678

		34,411,010

	Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
2,942	Acorda Therapeutics, Inc.*	75,036
291,006	Aerie Pharmaceuticals, Inc.*	5,121,706
1,265	Agios Pharmaceuticals, Inc.*	52,997
209,369	Alder Biopharmaceuticals, Inc.*	5,227,944
8,025	Amicus Therapeutics, Inc.*	43,817
8,880	Aratana Therapeutics, Inc.*	56,122
114,492	Bluebird Bio, Inc.*	4,956,359
155,218	Cepheid*	4,772,953
4,741	Coherus Biosciences, Inc.*	80,075
267,529	Five Prime Therapeutics, Inc.*	11,062,324
4,694	Flexion Therapeutics, Inc.*	70,246
216,228	Galapagos N.V. ADR*	11,994,167
4,333	GlycoMimetics, Inc.*	31,501
316,611	Intersect ENT, Inc.*	4,093,780
306,588	Ironwood Pharmaceuticals, Inc.*	4,008,638
4,131	Medicines Co.*	138,926
3,597	Neurocrine Biosciences, Inc.*	163,484
995,218	Novavax, Inc.*	7,235,235
2,515	Ophthotech Corp.*	128,340
233,006	Otonomy, Inc.*	3,700,135
3,390	PAREXEL International Corp.*	213,163
151,163	Portola Pharmaceuticals, Inc.*	3,567,447
156,213	PTC Therapeutics, Inc.*	1,096,615
5,750	Relypsa, Inc.*	106,375
149,047	TESARO, Inc.*	12,527,400
124,035	Ultragenyx Pharmaceutical, Inc.*	6,066,552

		86,591,337

	Real Estate - 3.6%
98,212	Coresite Realty Corp. REIT	8,710,422
78,448	FirstService Corp.	3,595,272
540,795	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	11,681,172
5,546	HFF, Inc. Class A REIT	160,169
581,471	Kennedy-Wilson Holdings, Inc. REIT	11,024,690
9,962	Sunstone Hotel Investors, Inc. REIT	120,241

		35,291,966

	Retailing - 3.6%
5,016,400	Allstar Co.*(1)(2)(3)	4,765,580
3,798	Burlington Stores, Inc.*	253,364
4,114	Core-Mark Holding Co., Inc.	192,782
174,031	Dick’s Sporting Goods, Inc.	7,841,837
364,774	DSW, Inc. Class A	7,725,913
52,717	Duluth Holdings, Inc. Class BClass AClass AClass AClass AClass B*	1,289,458
150,692	Five Below, Inc.*	6,993,616
3,860	HSN, Inc.	188,870
2,123	Monro Muffler Brake, Inc.	134,938
104,986	Tory Burch LLC*(1)(2)(3)	5,754,268

		35,140,626

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Semiconductors & Semiconductor Equipment - 4.0%
2,866	Cirrus Logic, Inc.*	$111,172
448,064	Entegris, Inc.*	6,483,486
122,624	First Solar, Inc.*	5,944,812
7,597	Integrated Device Technology, Inc.*	152,928
107,157	M/A-COM Technology Solutions Holdings, Inc.*	3,534,038
355,768	Mellanox Technologies Ltd.*	17,062,633
4,570	MKS Instruments, Inc.	196,784
372,952	SunPower Corp.*	5,777,026

		39,262,879

	Software & Services - 25.6%
1,918	Aspen Technology, Inc.*	77,180
450,707	Atlassian Corp. plc Class A*	11,673,311
5,423	Bottomline Technologies de, Inc.*	116,757
1,347	CACI International, Inc. Class A*	121,782
6,304	Cardtronics, Inc.*	250,962
2,311	Cass Information Systems, Inc.	119,479
3,842	comScore, Inc.*	91,747
91,185	CoStar Group, Inc.*	19,938,512
1,237	Demandware, Inc.*	92,651
193,481	Envestnet, Inc.*	6,444,852
113,922	EPAM Systems, Inc.*	7,326,324
15,494	Everyday Health, Inc.*	122,093
5,053	Exlservice Holdings, Inc.*	264,828
167,863	Fair Isaac Corp.	18,970,198
11,248	Five9, Inc.*	133,851
2,888	Fleetmatics Group plc*	125,137
186,286	Gigamon, Inc.*	6,965,234
444,915	GoDaddy, Inc. Class A*	13,876,899
230,089	Guidewire Software, Inc.*	14,210,297
250,088	HubSpot, Inc.*	10,858,821
221,247	InterXion Holding N.V.*	8,159,589
3,019	j2 Global, Inc.	190,710
136,434	Manhattan Associates, Inc.*	8,749,512
143,640	MAXIMUS, Inc.	7,953,347
3,221	Paycom Software, Inc.*	139,179
284,599	Paylocity Holding Corp.*	12,294,677
147,280	Proofpoint, Inc.*	9,291,895
3,434	PTC, Inc.*	129,050
2,124	Q2 Holdings, Inc.*	59,514
430,312	SS&C Technologies Holdings, Inc.	12,083,161
1,069,389	Telogis, Inc.*(1)(2)(3)	3,079,840
47,377	Tyler Technologies, Inc.*	7,898,220
60,189	Ultimate Software Group, Inc.*	12,657,145
3,804	Verint Systems, Inc.*	126,027
202,886	Virtusa Corp.*	5,859,348
1,916	WebMD Health Corp.*	111,339
117,629	WEX, Inc.*	10,430,163
563,017	WNS Holdings Ltd. ADR*	15,201,459
621,305	Zendesk, Inc.*	16,390,026
259,562	Zillow Group, Inc. Class C*	9,416,909

		252,002,025

	Technology Hardware & Equipment - 0.6%
69,300	Arista Networks, Inc.*	4,461,534
1,333	ePlus, Inc.*	109,026
1,794	FEI Co.	191,743
3,937	NetScout Systems, Inc.*	87,598
52,399	Pure Storage, Inc. Class A*	571,149
1,814	Rogers Corp.*	110,836

		5,531,886

The accompanying notes are an integral part of these financial statements.

139

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Telecommunication Services - 0.7%
717,711	ORBCOMM, Inc.*	$7,141,225
13,073	Vonage Holdings Corp.*	79,745

		7,220,970

	Transportation - 4.4%
6,627	Celadon Group, Inc.	54,143
1,755	Genesee & Wyoming, Inc. Class A*	103,457
126,657	Kirby Corp.*	7,902,130
658,155	Knight Transportation, Inc.	17,493,760
179,162	Landstar System, Inc.	12,301,263
4,151	Marten Transport Ltd.	82,190
373,639	Swift Transportation Co.*	5,757,777

		43,694,720

	Total Common Stocks (cost $898,190,425)	$922,365,216

EXCHANGE TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
2,910	iShares Russell 2000 Growth ETF	$399,194

	Total Exchange Traded Funds (cost $384,444)	$399,194

PREFERRED STOCKS - 3.1%
	Consumer Services - 0.2%
277,018	DraftKings, Inc. Series D(1)(2)(3)	$1,099,761
252,844	DraftKings, Inc. Series D-1(1)(2)(3)	1,319,846

		2,419,607

	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,420	Sancilio & Co., Inc.(1)(2)(3)	417,738

	Retailing - 0.3%
74,004	Honest Co.(1)(2)(3)	2,925,378

	Software & Services - 2.3%
169,989	Cloudera, Inc.(1)(2)(3)	2,735,123
410,300	MarkLogic Corp. Series F(1)(2)(3)	4,271,223
206,888	Nutanix, Inc.(1)(2)(3)	2,250,942
1,456,330	Telogis, Inc.(1)(2)(3)	5,767,067
157,023	Veracode, Inc.(1)(2)(3)	3,242,525
1,026,132	Zuora, Inc. Series F(1)(2)(3)	4,053,221

		22,320,101

	Telecommunication Services - 0.3%
6,478	DocuSign, Inc. Series B(1)(2)(3)	109,737
1,940	DocuSign, Inc. Series B-1(1)(2)(3)	32,864
4,655	DocuSign, Inc. Series D(1)(2)(3)	78,856
120,393	DocuSign, Inc. Series E(1)(2)(3)	2,039,457
21,928	DocuSign, Inc. Series F(1)(2)(3)	371,460

		2,632,374

	Total Preferred Stocks (cost $29,352,413)	$30,715,198

	Total Long-Term Investments (cost $927,927,282)	$953,479,608

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
6,894,517	BlackRock Liquidity Funds TempFund Portfolio	$6,894,517

	Total Short-Term Investments (cost $6,894,517)	$6,894,517

Total Investments (cost $934,821,799)^	97.5%	$960,374,125
Other Assets and Liabilities	2.5%	24,580,654

Total Net Assets	100.0%	$984,954,779

The accompanying notes are an integral part of these financial statements.

140

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$96,272,516
Unrealized Depreciation	(70,720,190)

Net Unrealized Appreciation	$25,552,326

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of these securities was $44,314,886, which represents 4.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	5,016,400	Allstar Co.	$2,182,228
02/2014	169,989	Cloudera, Inc. Preferred	2,475,040
02/2014	6,478	DocuSign, Inc. Series B Preferred	85,072
02/2014	1,940	DocuSign, Inc. Series B-1 Preferred	25,477
02/2014	4,655	DocuSign, Inc. Series D Preferred	61,131
02/2014	120,393	DocuSign, Inc. Series E Preferred	1,581,049
04/2015	21,928	DocuSign, Inc. Series F Preferred	418,673
08/2015	277,018	DraftKings, Inc. Series D Preferred	1,491,990
08/2015	252,844	DraftKings, Inc. Series D-1 Preferred	1,938,153
08/2015	74,004	Honest Co. Preferred	3,386,053
04/2015	410,300	MarkLogic Corp. Series F Preferred	4,765,306
08/2014	206,888	Nutanix, Inc. Preferred	2,771,575
07/2015	92,420	Sancilio & Co., Inc. Preferred	349,066
09/2013	1,069,389	Telogis, Inc.	2,118,567
09/2013	1,456,330	Telogis, Inc. Preferred	3,205,674
11/2013	104,986	Tory Burch LLC	8,228,416
08/2014	157,023	Veracode, Inc. Preferred	2,899,571
01/2015	1,026,132	Zuora, Inc. Series F Preferred	3,898,583

			$41,881,624

At June 30, 2016, the aggregate value of these securities was $44,314,886, which represents 4.5% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $44,314,886, which represents 4.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

141

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$345,232	$345,232	$—	$—
Banks	22,812,949	22,812,949	—	—
Capital Goods	83,100,153	83,100,153	—	—
Commercial & Professional Services	10,172,789	10,172,789	—	—
Consumer Durables & Apparel	33,292,799	33,292,799	—	—
Consumer Services	64,188,722	64,188,722	—	—
Diversified Financials	17,216,718	17,216,718	—	—
Energy	20,933,599	20,933,599	—	—
Food & Staples Retailing	594,467	594,467	—	—
Food, Beverage & Tobacco	14,206,466	8,538,353	5,668,113	—
Health Care Equipment & Services	98,238,992	98,238,992	—	—
Insurance	18,114,911	18,114,911	—	—
Materials	34,411,010	34,411,010	—	—
Pharmaceuticals, Biotechnology & Life Sciences	86,591,337	86,591,337	—	—
Real Estate	35,291,966	35,291,966	—	—
Retailing	35,140,626	24,620,778	—	10,519,848
Semiconductors & Semiconductor Equipment	39,262,879	39,262,879	—	—
Software & Services	252,002,025	248,922,185	—	3,079,840
Technology Hardware & Equipment	5,531,886	5,531,886	—	—
Telecommunication Services	7,220,970	7,220,970	—	—
Transportation	43,694,720	43,694,720	—	—
Exchange Traded Funds	399,194	399,194	—	—
Preferred Stocks	30,715,198	—	—	30,715,198
Short-Term Investments	6,894,517	6,894,517	—	—

Total	$960,374,125	$910,391,126	$5,668,113	$44,314,886

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$15,248,065	$36,283,004	$51,531,069
Purchases	—	—	—
Sales	(3,098,097)	—	(3,098,097)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	1,449,720	(5,567,806)	(4,118,086)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$13,599,688	$30,715,198	$44,314,886

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $(4,310,689).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

142

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Automobiles & Components - 2.5%
7,510	Cooper Tire & Rubber Co.	$223,948
28,840	Goodyear Tire & Rubber Co.	740,034
9,423	Lear Corp.	958,885
4,261	Visteon Corp.	280,416

		2,203,283

	Banks - 4.8%
23,200	Banc of California, Inc.	419,920
12,700	Banco Latinoamericano de Comercio Exterior S.A. ADR	336,550
8,463	Berkshire Hills Bancorp, Inc.	227,824
21,600	Fidelity Southern Corp.	338,472
50,606	Fifth Third Bancorp	890,160
5,105	First NBC Bank Holding Co.*	85,713
16,500	Flagstar Bancorp, Inc.*	402,765
8,158	Great Western Bancorp, Inc.	257,303
15,349	HomeStreet, Inc.*	305,752
7,903	MainSource Financial Group, Inc.	174,261
26,198	Popular, Inc.	767,601

		4,206,321

	Capital Goods - 8.8%
3,649	Acuity Brands, Inc.	904,806
9,300	American Woodmark Corp.*	617,334
19,007	BWX Technologies, Inc.	679,880
6,236	Comfort Systems USA, Inc.	203,106
9,600	Continental Building Products, Inc.*	213,408
6,400	Encore Wire Corp.	238,592
6,726	Gibraltar Industries, Inc.*	212,340
991	Huntington Ingalls Industries, Inc.	166,518
4,300	Hyster-Yale Materials Handling, Inc.	255,807
4,090	Joy Global, Inc.	86,463
7,769	Lennox International, Inc.	1,107,859
3,028	Lydall, Inc.*	116,760
11,706	MasTec, Inc.*	261,278
48,800	Meritor, Inc.*	351,360
15,930	MRC Global, Inc.*	226,365
19,304	Quanta Services, Inc.*	446,308
14,727	Spirit Aerosystems Holdings, Inc. Class A*	633,261
17,387	TASER International, Inc.*	432,589
5,309	Timken Co.	162,774
5,324	Trex Co., Inc.*	239,154
2,600	Universal Forest Products, Inc.	240,994

		7,796,956

	Commercial & Professional Services - 4.0%
3,035	Barrett Business Services, Inc.	125,406
7,700	Deluxe Corp.	511,049
6,100	Essendant, Inc.	186,416
11,664	Herman Miller, Inc.	348,637
2,606	Insperity, Inc.	201,261
7,800	Kimball International, Inc. Class B	88,764
7,663	Mistras Group, Inc.*	182,916
6,882	Quad/Graphics, Inc.	160,282
25,700	R.R. Donnelley & Sons Co.	434,844
20,816	Robert Half International, Inc.	794,339
19,100	RPX Corp.*	175,147
5,300	WageWorks, Inc.*	316,993

		3,526,054

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Consumer Durables & Apparel - 1.5%
5,097	CSS Industries, Inc.	$136,651
865	Helen of Troy Ltd.*	88,957
4,900	lululemon athletica, Inc.*	361,914
8,899	Movado Group, Inc.	192,930
11,090	Smith & Wesson Holding Corp.*	301,426
4,000	Sturm Ruger & Co., Inc.	256,040

		1,337,918

	Consumer Services - 2.8%
8,500	American Public Education, Inc.*	238,850
4,984	Capella Education Co.	262,358
9,420	Domino’s Pizza, Inc.	1,237,599
5,708	International Speedway Corp. Class A	190,933
12,000	LifeLock, Inc.*	189,720
4,540	Strayer Education, Inc.*	223,050
11,679	Weight Watchers International, Inc.*	135,827

		2,478,337

	Diversified Financials - 0.9%
7,878	Green Dot Corp. Class A*	181,115
20,600	Navient Corp.	246,170
11,090	Nelnet, Inc. Class A	385,378

		812,663

	Energy - 4.9%
25,200	Bill Barrett Corp.*	161,028
10,406	CVR Energy, Inc.	161,293
45,000	Denbury Resources, Inc.	161,550
31,200	DHT Holdings, Inc.	156,936
5,048	Dril-Quip, Inc.*	294,955
21,375	Ensco plc Class A	207,551
31,200	EP Energy Corp. Class A*	161,616
26,100	Fairmount Santrol Holdings, Inc.*	201,231
23,363	Noble Corp. plc	192,511
17,800	Nordic American Tankers Ltd.	247,242
16,715	Patterson-UTI Energy, Inc.	356,364
33,661	Pioneer Energy Services Corp.*	154,841
3,177	REX American Resources Corp.*	190,080
10,796	Rowan Cos. plc Class A	190,657
23,400	Sanchez Energy Corp.*	165,204
15,050	Valero Energy Corp.	767,550
11,504	Western Refining, Inc.	237,327
6,300	World Fuel Services Corp.	299,187

		4,307,123

	Food, Beverage & Tobacco - 2.5%
16,672	Dean Foods Co.	301,596
3,495	Fresh Del Monte Produce, Inc.	190,233
1,906	John B Sanfilippo & Son, Inc.	81,253
4,163	National Beverage Corp.*	261,478
31,200	Pilgrim’s Pride Corp.	794,976
2,928	Sanderson Farms, Inc.	253,682
6,267	Universal Corp.	361,857

		2,245,075

	Health Care Equipment & Services - 5.0%
1,316	ABIOMED, Inc.*	143,826
10,846	Align Technology, Inc.*	873,645
4,100	Anika Therapeutics, Inc.*	219,965
11,000	BioTelemetry, Inc.*	179,300
2,100	Chemed Corp.	286,251

The accompanying notes are an integral part of these financial statements.

143

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Health Care Equipment & Services - 5.0% - (continued)
11,017	HMS Holdings Corp.*	$194,010
5,072	Hologic, Inc.*	175,491
3,803	Magellan Health, Inc.*	250,123
7,408	Masimo Corp.*	389,031
5,707	Owens & Minor, Inc.	213,328
3,782	Providence Service Corp.*	169,736
44,212	Quality Systems, Inc.	526,565
10,537	Triple-S Management Corp. Class B*	257,419
16,500	Veeva Systems, Inc. Class A*	562,980

		4,441,670

	Household & Personal Products - 1.3%
6,318	Herbalife Ltd.*	369,793
5,513	Medifast, Inc.	183,417
4,565	Nu Skin Enterprises, Inc. Class A	210,857
3,500	Usana Health Sciences, Inc.*	390,005

		1,154,072

	Insurance - 5.4%
9,688	Ambac Financial Group, Inc.*	159,464
8,807	Aspen Insurance Holdings Ltd.	408,469
6,745	Assurant, Inc.	582,161
10,798	Assured Guaranty Ltd.	273,945
17,400	Endurance Specialty Holdings Ltd.	1,168,584
5,594	Everest Re Group Ltd.	1,021,856
23,936	Greenlight Capital Re Ltd. Class A*	482,550
12,817	Maiden Holdings Ltd.	156,880
5,390	Reinsurance Group of America, Inc.	522,776

		4,776,685

	Materials - 4.9%
4,703	Cabot Corp.	214,739
9,696	Clearwater Paper Corp.*	633,827
11,800	Domtar Corp.	413,118
4,300	Innophos Holdings, Inc.	181,503
10,180	Innospec, Inc.	468,178
16,069	Rayonier Advanced Materials, Inc.	218,378
6,402	Reliance Steel & Aluminum Co.	492,314
13,275	Schnitzer Steel Industries, Inc. Class A	233,640
20,754	Steel Dynamics, Inc.	508,473
7,881	Stepan Co.	469,156
4,577	Trinseo S.A.*	196,491
4,630	U.S. Concrete, Inc.*	282,013

		4,311,830

	Media - 0.6%
5,052	MDC Partners, Inc. Class A	92,401
17,038	MSG Networks, Inc. Class A*	261,363
10,100	New Media Investment Group, Inc.	182,507

		536,271

	Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
15,100	Aduro Biotech, Inc.*	170,781
5,600	Bio-Rad Laboratories, Inc. Class A*	800,912
4,257	BioSpecifics Technologies Corp.*	170,025
20,149	Bruker Corp.	458,188
9,200	Cambrex Corp.*	475,916
6,477	Emergent Biosolutions, Inc.*	182,133
32,786	Exelixis, Inc.*	256,059
9,643	FibroGen, Inc.*	158,242
5,292	Five Prime Therapeutics, Inc.*	218,824
10,029	ImmunoGen, Inc.*	30,889

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.2% - (continued)
4,249	INC Research Holdings, Inc. Class A*	$162,014
13,927	Innoviva, Inc.	146,651
8,684	Insys Therapeutics, Inc.*	112,371
5,700	Jazz Pharmaceuticals plc*	805,467
13,104	Lexicon Pharmaceuticals, Inc.*	188,043
8,586	Myriad Genetics, Inc.*	262,732
14,300	OncoMed Pharmaceuticals, Inc.*	176,033
2,976	PAREXEL International Corp.*	187,131
98,244	PDL Biopharma, Inc.	308,486
4,795	PRA Health Sciences, Inc.*	200,239
11,123	Quintiles Transnational Holdings, Inc.*	726,554
7,774	Supernus Pharmaceuticals, Inc.*	158,356
6,800	United Therapeutics Corp.*	720,256
32,448	ZIOPHARM Oncology, Inc.*	178,140

		7,254,442

	Real Estate - 13.1%
14,900	AG Mortgage Investment Trust, Inc. REIT	215,156
18,700	American Capital Agency Corp. REIT	370,634
34,920	American Capital Mortgage Investment Corp. REIT	551,387
14,129	Apollo Commercial Real Estate Finance, Inc. REIT	227,053
9,697	ARMOUR Residential, Inc. REIT	193,940
55,800	Brandywine Realty Trust REIT	937,440
38,268	Brixmor Property Group, Inc. REIT	1,012,571
64,200	Capstead Mortgage Corp. REIT	622,740
18,153	CBL & Associates Properties, Inc. REIT	169,004
19,554	Chimera Investment Corp. REIT	306,998
26,328	CYS Investments, Inc. REIT	220,365
57,155	DDR Corp. REIT	1,036,792
6,700	Education Realty Trust, Inc. REIT	309,138
21,312	Hospitality Properties Trust REIT	613,785
15,317	Invesco Mortgage Capital, Inc. REIT	209,690
8,246	Ladder Capital Corp. REIT	100,601
42,630	Mack-Cali Realty Corp. REIT	1,151,010
28,370	MFA Financial, Inc. REIT	206,250
31,160	New York Mortgage Trust, Inc. REIT	190,076
24,120	PennyMac Mortgage Investment Trust REIT	391,468
7,446	Piedmont Office Realty Trust, Inc. Class A, REIT	160,387
28,151	Redwood Trust, Inc. REIT	388,765
26,297	Select Income REIT	683,459
22,583	Starwood Property Trust, Inc. REIT	467,920
47,300	Two Harbors Investment Corp. REIT	404,888
16,400	Western Asset Mortgage Capital Corp. REIT	153,996
20,673	WP Glimcher, Inc. REIT	231,331

		11,526,844

	Retailing - 4.7%
8,538	Abercrombie & Fitch Co. Class A	152,062
21,824	American Eagle Outfitters, Inc.	347,656
9,600	Big Lots, Inc.	481,056
9,000	Buckle, Inc.	233,910
2,302	Children’s Place, Inc.	184,574
11,045	Express, Inc.*	160,263
6,790	Foot Locker, Inc.	372,500
11,821	Francescas Holding Corp.*	130,622
8,100	Liberty TripAdvisor Holdings, Inc. Class A*	177,228
5,000	Outerwall, Inc.	210,000
18,571	Overstock.com, Inc.*	299,179
14,200	Select Comfort Corp.*	303,596
16,373	Tile Shop Holdings, Inc.*	325,495

The accompanying notes are an integral part of these financial statements.

144

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Retailing - 4.7% - (continued)
2,200	Ulta Salon Cosmetics & Fragrance, Inc.*	$536,008
5,398	Wayfair, Inc. Class A*	210,522

		4,124,671

	Semiconductors & Semiconductor Equipment - 1.3%
4,744	Ambarella, Inc.*	241,043
10,395	MaxLinear, Inc. Class A*	186,902
20,521	Teradyne, Inc.	404,058
10,441	Tessera Technologies, Inc.	319,912

		1,151,915

	Software & Services - 8.7%
14,460	Amdocs Ltd.	834,631
20,242	Bankrate, Inc.*	151,410
8,242	Cadence Design Systems, Inc.*	200,281
25,600	Convergys Corp.	640,000
5,190	CSG Systems International, Inc.	209,209
2,700	Ellie Mae, Inc.*	247,455
2,492	Global Payments, Inc.	177,879
10,442	Manhattan Associates, Inc.*	669,645
35,903	Mentor Graphics Corp.	763,298
23,700	Mitek Systems, Inc.*	168,507
6,843	NeuStar, Inc. Class A*	160,879
45,455	Nuance Communications, Inc.*	710,462
7,138	Rackspace Hosting, Inc.*	148,899
11,219	Rovi Corp.*	175,465
5,600	Shutterstock, Inc.*	256,480
5,600	Sykes Enterprises, Inc.*	162,176
13,913	Synopsys, Inc.*	752,415
16,547	Teradata Corp.*	414,833
4,965	Vantiv, Inc. Class A*	281,019
19,074	Wix.com Ltd.*	578,896

		7,703,839

	Technology Hardware & Equipment - 3.8%
7,310	Arista Networks, Inc.*	470,618
10,389	Avnet, Inc.	420,858
18,891	AVX Corp.	256,540
4,751	Cray, Inc.*	142,150
7,391	Insight Enterprises, Inc.*	192,166
6,200	Methode Electronics, Inc.	212,226
4,600	NETGEAR, Inc.*	218,684
35,600	Oclaro, Inc.*	173,728
12,308	Sanmina Corp.*	329,978
2,082	SYNNEX Corp.	197,415
4,850	Tech Data Corp.*	348,473
10,140	Ubiquiti Networks, Inc.*	392,012

		3,354,848

	Telecommunication Services - 1.7%
3,700	ATN International, Inc.	287,897
18,100	Inteliquent, Inc.	360,009
7,175	Shenandoah Telecommunications Co.	280,256
17,796	Telephone & Data Systems, Inc.	527,829

		1,455,991

	Transportation - 1.7%
16,729	Alaska Air Group, Inc.	975,133
1,383	Allegiant Travel Co.	209,525
7,225	Hawaiian Holdings, Inc.*	274,261

		1,458,919

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Utilities - 5.9%
58,048	Atlantic Power Corp.	$143,959
34,107	Great Plains Energy, Inc.	1,036,853
33,300	OGE Energy Corp.	1,090,575
15,872	ONE Gas, Inc.	1,056,916
16,895	Pinnacle West Capital Corp.	1,369,509
7,572	Spark Energy, Inc. Class A	250,255
5,953	UGI Corp.	269,373

		5,217,440

	Total Common Stocks (cost $81,696,459)	$87,383,167

	Total Long-Term Investments (cost $81,696,459)	$87,383,167

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
836,415	Federated Prime Obligations Fund	$836,415

	Total Short-Term Investments (cost $836,415)	$836,415

Total Investments (cost $82,532,874)^	100.0%	$88,219,582
Other Assets and Liabilities	0.0%	18,599

Total Net Assets	100.0%	$88,238,181

The accompanying notes are an integral part of these financial statements.

145

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$11,498,246
Unrealized Depreciation	(5,811,538)

Net Unrealized Appreciation	$5,686,708

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

146

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,203,283	$2,203,283	$—	$—
Banks	4,206,321	4,206,321	—	—
Capital Goods	7,796,956	7,796,956	—	—
Commercial & Professional Services	3,526,054	3,526,054	—	—
Consumer Durables & Apparel	1,337,918	1,337,918	—	—
Consumer Services	2,478,337	2,478,337	—	—
Diversified Financials	812,663	812,663	—	—
Energy	4,307,123	4,307,123	—	—
Food, Beverage & Tobacco	2,245,075	2,245,075	—	—
Health Care Equipment & Services	4,441,670	4,441,670	—	—
Household & Personal Products	1,154,072	1,154,072	—	—
Insurance	4,776,685	4,776,685	—	—
Materials	4,311,830	4,311,830	—	—
Media	536,271	536,271	—	—
Pharmaceuticals, Biotechnology & Life Sciences	7,254,442	7,254,442	—	—
Real Estate	11,526,844	11,526,844	—	—
Retailing	4,124,671	4,124,671	—	—
Semiconductors & Semiconductor Equipment	1,151,915	1,151,915	—	—
Software & Services	7,703,839	7,703,839	—	—
Technology Hardware & Equipment	3,354,848	3,354,848	—	—
Telecommunication Services	1,455,991	1,455,991	—	—
Transportation	1,458,919	1,458,919	—	—
Utilities	5,217,440	5,217,440	—	—
Short-Term Investments	836,415	836,415	—	—

Total	$88,219,582	$88,219,582	$—	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

147

Hartford Stock HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 3.6%
338,087	PNC Financial Services Group, Inc.	$27,516,901
591,130	Wells Fargo & Co.	27,978,183

		55,495,084

	Capital Goods - 10.0%
130,891	General Dynamics Corp.	18,225,263
358,329	Honeywell International, Inc.	41,680,829
159,696	Lockheed Martin Corp.	39,631,756
108,336	Northrop Grumman Corp.	24,080,926
286,627	United Technologies Corp.	29,393,599

		153,012,373

	Consumer Durables & Apparel - 4.4%
816,571	NIKE, Inc. Class B	45,074,719
356,978	VF Corp.	21,950,577

		67,025,296

	Consumer Services - 1.9%
233,475	McDonald’s Corp.	28,096,382

	Diversified Financials - 3.2%
398,150	American Express Co.	24,191,594
73,040	BlackRock, Inc.	25,018,391

		49,209,985

	Energy - 3.0%
251,245	Exxon Mobil Corp.	23,551,707
280,977	Schlumberger Ltd.	22,219,661

		45,771,368

	Food & Staples Retailing - 7.0%
301,555	Costco Wholesale Corp.	47,356,197
297,749	CVS Health Corp.	28,506,489
374,855	Walgreens Boots Alliance, Inc.	31,214,176

		107,076,862

	Food, Beverage & Tobacco - 6.7%
825,661	Coca-Cola Co.	37,427,213
1,235,329	Diageo plc	34,509,720
287,319	PepsiCo, Inc.	30,438,575

		102,375,508

	Health Care Equipment & Services - 9.2%
474,120	Cardinal Health, Inc.	36,986,101
88,968	McKesson Corp.	16,605,877
539,417	Medtronic plc	46,805,213
282,578	UnitedHealth Group, Inc.	39,900,014

		140,297,205

	Household & Personal Products - 4.8%
570,380	Colgate-Palmolive Co.	41,751,816
369,320	Procter & Gamble Co.	31,270,324

		73,022,140

	Insurance - 5.9%
345,414	Chubb Ltd.	45,149,064
646,246	Marsh & McLennan Cos., Inc.	44,242,001

		89,391,065

	Materials - 3.4%
162,166	Ecolab, Inc.	19,232,888
284,051	Praxair, Inc.	31,924,492

		51,157,380

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Media - 1.2%
180,183	Walt Disney Co.	$17,625,501

	Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
186,920	Amgen, Inc.	28,439,878
330,381	Johnson & Johnson	40,075,215
676,831	Merck & Co., Inc.	38,992,234
102,304	Roche Holding AG	26,995,957

		134,503,284

	Real Estate - 1.8%
104,842	Public Storage REIT	26,796,567

	Retailing - 4.8%
9,440,100	Allstar Co.*(1)(2)(3)	8,968,095
390,340	Lowe’s Cos., Inc.	30,903,218
430,192	TJX Cos., Inc.	33,223,728

		73,095,041

	Software & Services - 10.2%
330,507	Accenture plc Class A	37,443,138
418,354	Automatic Data Processing, Inc.	38,434,182
968,474	Microsoft Corp.	49,556,814
744,548	Oracle Corp.	30,474,350

		155,908,484

	Transportation - 7.8%
604,360	Canadian National Railway Co.	35,687,623
427,145	Union Pacific Corp.	37,268,401
424,021	United Parcel Service, Inc. Class B	45,675,542

		118,631,566

	Total Common Stocks (cost $1,177,021,192)	$1,488,491,091

	Total Long-Term Investments (cost $1,177,021,192)	$1,488,491,091

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
33,589,889	Fidelity Money Market Class 1	$33,589,889

	Total Short-Term Investments (cost $33,589,889)	$33,589,889

Total Investments (cost $1,210,611,081)^	99.9%	$1,522,080,980
Other Assets and Liabilities	0.1%	1,685,146

Total Net Assets	100.0%	$1,523,766,126

The accompanying notes are an integral part of these financial statements.

148

Hartford Stock HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$321,951,528
Unrealized Depreciation	(10,481,629)

Net Unrealized Appreciation	$311,469,899

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of this security was $8,968,095, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	9,440,100	Allstar Co.	$4,106,619

At June 30, 2016, the aggregate value of these securities was $8,968,095, which represents 0.6% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2016, the aggregate value of this security was $8,968,095, which represents 0.6% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

149

Hartford Stock HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$55,495,084	$55,495,084	$—	$—
Capital Goods	153,012,373	153,012,373	—	—
Consumer Durables & Apparel	67,025,296	67,025,296	—	—
Consumer Services	28,096,382	28,096,382	—	—
Diversified Financials	49,209,985	49,209,985	—	—
Energy	45,771,368	45,771,368	—	—
Food & Staples Retailing	107,076,862	107,076,862	—	—
Food, Beverage & Tobacco	102,375,508	67,865,788	34,509,720	—
Health Care Equipment & Services	140,297,205	140,297,205	—	—
Household & Personal Products	73,022,140	73,022,140	—	—
Insurance	89,391,065	89,391,065	—	—
Materials	51,157,380	51,157,380	—	—
Media	17,625,501	17,625,501	—	—
Pharmaceuticals, Biotechnology & Life Sciences	134,503,284	107,507,327	26,995,957	—
Real Estate	26,796,567	26,796,567	—	—
Retailing	73,095,041	64,126,946	—	8,968,095
Software & Services	155,908,484	155,908,484	—	—
Transportation	118,631,566	118,631,566	—	—
Short-Term Investments	33,589,889	33,589,889	—	—

Total	$1,522,080,980	$1,451,607,208	$61,505,677	$8,968,095

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Total
Beginning balance	$8,968,095	$8,968,095
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$8,968,095	$8,968,095

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

150

Hartford Total Return Bond HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8%
		Asset-Backed - Automobile - 1.5%
$	3,800,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$3,840,891
	8,005,000	Credit Acceptance Auto Loan Trust 1.88%, 03/15/2022(1)	8,019,603
		First Investors Auto Owner Trust
	6,495,000	1.67%, 11/16/2020(1)	6,504,437
	836,207	1.81%, 10/15/2018(1)	836,309
	1,750,000	2.39%, 11/16/2020(1)	1,746,019
	1,260,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	1,262,534
		Santander Drive Auto Receivables Trust
	1,920,000	1.82%, 05/15/2019	1,926,734
	1,385,000	2.25%, 06/17/2019	1,393,724
	4,500,000	2.36%, 04/15/2020	4,525,922
	8,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(1)	8,272,616

			38,328,789

		Asset-Backed - Finance & Insurance - 14.7%
	9,180,000	American Money Management Corp. 2.09%, 07/27/2026(1)(2)	9,134,853
		Apidos CLO
	6,015,000	2.08%, 01/19/2025(1)(2)	5,991,902
	2,555,000	2.48%, 07/15/2023(1)(2)	2,503,404
	10,350,000	Ares CLO Ltd. 2.15%, 04/17/2026(1)(2)	10,334,434
		Atlas Senior Loan Fund Ltd.
	7,610,000	2.17%, 10/15/2026(1)(2)	7,590,389
	4,200,000	2.18%, 07/16/2026(1)(2)	4,179,302
		Atrium CDO Corp.
	790,000	1.75%, 07/16/2025(1)(2)	779,107
	3,535,000	2.07%, 11/16/2022(1)(2)	3,489,717
	10,050,000	Avery Point IV CLO Ltd. 2.16%, 04/25/2026(1)(2)	9,987,188
	2,330,000	Babson CLO Ltd. 2.12%, 07/20/2025(1)(2)	2,314,813
	1,295,167	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	1,267,600
	7,890,000	Carlyle Global Market Strategies Ltd. 2.10%, 04/27/2027(1)(2)	7,855,252
		Cent CLO Ltd.
	9,345,000	2.12%, 01/25/2026(1)(2)	9,267,521
	8,090,000	2.12%, 04/17/2026(1)(2)	8,042,649
	6,305,000	2.12%, 07/27/2026(1)(2)	6,238,249
	3,115,000	2.68%, 04/17/2026(1)(2)	3,035,399
		CIFC Funding Ltd.
	8,965,000	2.14%, 05/24/2026(1)(2)	8,915,917
	7,240,000	2.41%, 08/14/2024(1)(2)	7,137,004
	635,700	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	635,686
		Dryden Senior Loan Fund
	10,915,000	1.98%, 04/18/2026(1)(2)	10,849,292
	6,710,000	2.06%, 07/15/2027(1)(2)	6,672,954
	10,870,000	2.11%, 07/15/2026(1)(2)	10,861,032
	1,641,247	Fieldstone Mortgage Investment Corp. 0.72%, 05/25/2036(2)	1,076,691
	3,267,261	First Franklin Mortgage Loan Trust 0.69%, 04/25/2036(2)	2,064,790
	2,210,000	Flatiron CLO Ltd. 2.53%, 07/17/2026(1)(2)	2,149,431

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Asset-Backed - Finance & Insurance - 14.7% - (continued)
$	3,795,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(1)	$3,810,977
	4,240,770	GSAMP Trust 0.54%, 01/25/2037(2)	2,507,841
	4,965,000	Highbridge Loan Management Ltd. 2.08%, 05/05/2027(1)(2)	4,932,906
	3,335,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	3,296,941
	1,345,000	LCM L.P. 2.22%, 04/15/2022(1)(2)	1,329,450
	11,335,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	11,210,564
		Madison Park Funding Ltd.
	7,200,000	1.92%, 10/23/2025(1)(2)	7,137,144
	6,520,000	2.08%, 01/19/2025(1)(2)	6,487,289
	9,860,000	2.13%, 07/20/2026(1)(2)	9,851,875
		Magnetite CLO Ltd.
	8,310,000	2.06%, 07/25/2026(1)(2)	8,297,493
	5,835,000	2.13%, 04/15/2027(1)(2)	5,826,230
	6,695,000	2.59%, 07/25/2026(1)(2)	6,657,541
	6,100,000	5.13%, 01/15/2025(1)(2)	6,055,177
		Nationstar HECM Loan Trust
	1,180,000	2.24%, 06/25/2026(1)	1,179,999
	3,487,996	2.98%, 02/25/2026(1)	3,492,136
		Neuberger Berman CLO Ltd.
	8,335,000	2.10%, 04/15/2026(1)(2)	8,317,238
	8,265,000	2.11%, 08/04/2025(1)(2)	8,238,370
	3,030,000	Oak Hill Credit Partners X Ltd. 2.10%, 07/20/2026(1)(2)	3,005,512
	7,885,000	Oaktree EIF II Ltd. 2.18%, 02/15/2026(1)(2)	7,873,117
	6,780,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	6,759,138
	6,165,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	6,165,407
	9,445,000	OHA Loan Funding Ltd. 2.13%, 02/15/2027(1)(2)	9,453,227
	8,960,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	9,228,370
		OZLM Funding Ltd.
	7,495,000	2.09%, 04/30/2027(1)(2)	7,443,787
	10,530,000	2.18%, 04/17/2026(1)(2)	10,470,074
	9,700,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	9,627,716
	5,250,000	SBA Tower Trust 2.90%, 10/15/2044(1)	5,322,896
	518,606	Securitized Asset Backed Receivables LLC 0.54%, 07/25/2036(2)	240,284
	7,325,000	Shackleton CLO Ltd. 2.11%, 07/17/2026(1)(2)	7,303,977
		Sound Point CLO Ltd.
	6,354,000	2.01%, 01/21/2026(1)(2)	6,311,943
	7,680,000	2.16%, 04/15/2027(1)(2)	7,658,965
	2,137,000	5.23%, 07/15/2025(1)(2)	1,666,007
	3,964,453	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	3,977,934
	5,522,828	Springleaf Funding Trust 2.41%, 12/15/2022(1)	5,526,159

The accompanying notes are an integral part of these financial statements.

151

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Asset-Backed - Finance & Insurance - 14.7% - (continued)
$	8,660,000	Symphony CLO Ltd. 2.11%, 07/14/2026(1)(2)	$8,646,984
	7,955,000	Tremen Park Ltd. 2.13%, 04/20/2027(1)(2)	7,943,036
		Voya CLO Ltd.
	2,915,000	2.08%, 07/17/2026(1)(2)	2,901,576
	7,550,000	2.11%, 04/18/2027(1)(2)	7,557,022
	10,895,000	2.13%, 04/18/2026(1)(2)	10,854,264
	2,670,000	2.73%, 04/18/2027(1)(2)	2,648,656

			389,589,798

		Asset-Backed - Home Equity - 1.5%
		GSAA Home Equity Trust
	1,492,346	0.52%, 12/25/2046(2)	776,526
	12,743,199	0.53%, 02/25/2037(2)	6,709,398
	6,654,110	0.55%, 03/25/2037(2)	3,394,096
	4,712,673	0.63%, 11/25/2036(2)	2,368,333
	156,987	0.69%, 11/25/2036(2)	89,043
	1,255,341	0.75%, 03/25/2036(2)	831,049
	744,641	5.88%, 09/25/2036	381,505
	758,689	5.99%, 06/25/2036(2)	382,481
	1,041,473	6.30%, 06/25/2036	524,781
	518,192	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.60%, 06/25/2036(2)	462,293
	1,727,952	Morgan Stanley Mortgage Loan Trust 0.62%, 11/25/2036(2)	745,387
	20,275,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	20,430,712
	436,248	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037	222,487
		Soundview Home Loan Trust
	3,225,000	0.63%, 07/25/2037(2)	1,991,091
	1,090,000	0.70%, 11/25/2036(2)	722,235

			40,031,417

		Commercial Mortgage - Backed Securities - 8.5%
		Banc of America Commercial Mortgage Trust
	2,860,000	3.26%, 09/15/2048(1)(2)	1,521,483
	535,000	3.71%, 09/15/2048	583,973
	3,230,890	5.49%, 02/10/2051	3,325,395
		Bear Stearns Commercial Mortgage Securities, Inc.
	1,105,000	5.30%, 10/12/2042(2)	1,095,762
	2,176,441	5.33%, 02/11/2044	2,215,784
		Citigroup Commercial Mortgage Trust
	25,323,144	1.28%, 07/10/2047(2)(3)	1,614,702
	27,386,858	1.31%, 04/10/2048(2)(3)	1,934,169
	465,000	2.94%, 04/10/2048	481,805
	1,300,000	3.11%, 04/10/2048(1)	867,077
	690,000	3.19%, 04/10/2048	728,104
	1,535,000	3.76%, 06/10/2048	1,689,254
	970,000	3.82%, 11/10/2048	1,064,598
	230,000	3.86%, 05/10/2047	254,021
	1,175,000	4.56%, 03/10/2047(1)(2)	731,469
	445,000	5.06%, 03/10/2047(1)(2)	358,605
	5,601,167	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	5,660,045
	1,100,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,100,641

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Commercial Mortgage - Backed Securities - 8.5% - (continued)
$	2,043,701	Commercial Mortgage Loan Trust 6.30%, 12/10/2049(2)	$2,119,912
		Commercial Mortgage Pass-Through Certificates
	9,973,777	0.85%, 02/10/2047(2)	363,798
	970,000	2.82%, 10/15/2045	1,011,851
	535,000	4.24%, 02/10/2047(2)	605,182
	1,315,000	4.75%, 10/15/2045(1)(2)	950,403
		Commercial Mortgage Trust
	8,205,964	2.13%, 07/10/2046(1)(2)(3)	536,353
	1,035,000	2.54%, 12/10/2045	1,066,825
	1,670,000	2.85%, 10/15/2045	1,750,833
	785,000	3.10%, 03/10/2046	832,257
	350,000	3.18%, 02/10/2048	370,152
	210,000	3.21%, 03/10/2046	223,998
	20,000	3.29%, 12/10/2044	21,397
	1,760,000	3.35%, 02/10/2048	1,871,396
	6,780,000	3.42%, 03/10/2031(1)	7,250,133
	1,260,000	3.61%, 06/10/2046(2)	1,370,697
	705,000	3.62%, 07/10/2050	759,882
	450,133	3.80%, 08/10/2047	495,350
	1,140,000	3.90%, 07/10/2050	1,252,667
	575,125	3.96%, 03/10/2047	633,579
	1,955,000	4.02%, 07/10/2045	2,174,241
	630,000	4.07%, 02/10/2047(2)	704,711
	1,045,000	4.21%, 08/10/2046(2)	1,177,452
	2,120,000	Community or Commercial Mortgage Trust 3.69%, 08/10/2047	2,290,748
	348,511	Credit Suisse Commercial Mortgage Trust 5.89%, 06/15/2039(2)	354,546
		Credit Suisse First Boston Mortgage Securities Corp.
	26,178	4.77%, 07/15/2037	26,167
	1,159,162	4.88%, 04/15/2037	1,056,764
		CSAIL Commercial Mortgage Trust
	65,391,281	1.03%, 06/15/2057(2)(3)	3,555,801
	3,923,841	1.21%, 11/15/2048(2)(3)	258,746
	920,000	3.51%, 08/15/2048(2)	652,507
	7,243,000	3.72%, 08/15/2048	7,914,512
	10,375,117	DBUBS Mortgage Trust 1.05%, 11/10/2046(1)(2)(3)	251,237
	3,175,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	3,597,699
		FREMF Mortgage Trust
	4,680,000	3.08%, 10/25/2047(1)(2)	4,739,762
	5,485,000	5.42%, 09/25/2043(1)(2)	6,068,351
	2,236,782	GE Business Loan Trust 1.44%, 05/15/2034(1)(2)	1,816,923
		GS Mortgage Securities Trust
	52,100,726	0.31%, 07/10/2046(2)(3)	380,981
	7,273,112	1.59%, 08/10/2044(1)(2)(3)	374,525
	100,000	2.94%, 02/10/2046	105,299
	4,340,000	2.95%, 11/05/2034(1)	4,533,457
	1,060,000	3.58%, 06/10/2047(1)	607,847
	1,580,166	3.67%, 04/10/2047(1)	820,169
	4,110,000	4.00%, 04/10/2047	4,572,440
	785,121	4.07%, 01/10/2047	877,214
	1,115,000	4.66%, 11/10/2047(1)(2)	860,536
	2,960,000	5.03%, 04/10/2047(1)(2)	2,218,543

The accompanying notes are an integral part of these financial statements.

152

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Commercial Mortgage - Backed Securities - 8.5% - (continued)
		Hilton USA Trust
$	5,985,000	2.66%, 11/05/2030(1)	$6,010,555
	1,088,057	3.21%, 11/05/2030(1)(2)	1,087,355
	1,675,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.56%, 12/15/2047(1)(2)	1,324,193
		JP Morgan Chase Commercial Mortgage Securities Trust
	8,800,578	1.95%, 02/12/2051(2)	8,501,359
	2,185,000	2.73%, 10/15/2045(1)(2)	1,210,927
	3,476,437	3.91%, 05/05/2030(1)	3,734,849
	470,000	4.00%, 08/15/2046(1)(2)	378,085
	1,075,000	4.81%, 10/15/2045(1)(2)	1,006,188
	8,592,249	5.34%, 05/15/2047	8,668,298
	1,614,710	5.72%, 02/15/2051	1,667,121
		JPMBB Commercial Mortgage Securities Trust
	29,805,943	1.02%, 09/15/2047(2)(3)	1,181,675
	8,324,778	1.09%, 05/15/2048(2)(3)	374,572
	810,060	3.61%, 05/15/2048	878,453
	415,000	3.78%, 08/15/2047	456,179
	1,300,000	3.88%, 10/15/2048(1)(2)	924,743
		LB-UBS Commercial Mortgage Trust
	3,494,251	5.86%, 07/15/2040(2)	3,575,920
	1,225,839	6.25%, 04/15/2041(2)	1,292,172
	567,610	Lehman Brothers Small Balance Commercial 5.16%, 09/25/2030(1)(2)	569,739
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	4,359,167	5.38%, 08/12/2048	4,405,432
	4,583,364	5.70%, 09/12/2049	4,767,607
	5,833,407	5.81%, 06/12/2050(2)	6,004,110
		Morgan Stanley Bank of America Merrill Lynch Trust
	1,613,848	1.27%, 10/15/2048(2)(3)	119,247
	16,222,358	1.30%, 12/15/2047(2)(3)	987,598
	940,000	3.06%, 10/15/2048(1)	643,099
	1,080,000	3.13%, 12/15/2048	1,143,770
	1,320,000	3.18%, 08/15/2045	1,406,154
	4,320,000	3.74%, 08/15/2047	4,734,206
	1,530,000	4.06%, 02/15/2047	1,709,961
	795,172	4.26%, 10/15/2046(2)	898,487
	1,605,000	4.50%, 08/15/2045(1)	1,133,469
		Morgan Stanley Capital I Trust
	44,033,173	0.63%, 09/15/2047(1)(2)(3)	745,592
	4,920,000	3.47%, 08/11/2029(1)	5,245,702
	1,460,000	5.35%, 07/15/2049(1)(2)	1,130,424
	920,000	5.40%, 10/12/2052(1)(2)	875,070
	482,780	5.57%, 12/15/2044	499,372
	2,104,000	5.69%, 04/15/2049(2)	2,143,510
	1,401,045	5.81%, 12/12/2049	1,454,714
	570,000	6.48%, 01/11/2043(1)(2)	567,070
		Morgan Stanley Re-Remic Trust
	837,574	5.99%, 08/12/2045(1)(2)	852,530
	837,574	6.25%, 08/15/2045(1)(2)	854,429
	1,365,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(2)	1,347,904
		UBS-Barclays Commercial Mortgage Trust
	1,930,000	3.09%, 08/10/2049	2,044,641
	4,295,000	3.19%, 03/10/2046	4,548,585
	575,000	3.24%, 04/10/2046	610,986
	985,000	4.22%, 03/10/2046(1)(2)	673,504

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Commercial Mortgage - Backed Securities - 8.5% - (continued)
$	683,862	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	$686,793
		Wells Fargo Commercial Mortgage Trust
	21,709,244	1.34%, 05/15/2048(2)(3)	1,556,809
	1,665,000	2.92%, 10/15/2045	1,750,879
	440,000	3.41%, 12/15/2047	470,831
	40,000	3.82%, 08/15/2050	43,979
	390,000	3.96%, 12/15/2047(1)(2)	282,223
	430,000	4.24%, 05/15/2048(2)	331,764
	665,000	4.37%, 06/15/2048(2)	497,504
		WF-RBS Commercial Mortgage Trust
	255,115	2.88%, 12/15/2045	267,399
	550,000	3.07%, 03/15/2045	580,758
	175,000	3.44%, 04/15/2045	188,104
	895,000	3.67%, 11/15/2044	970,840
	6,700,000	3.68%, 08/15/2047	7,310,114
	120,000	3.88%, 08/15/2046	132,260
	4,775,000	4.00%, 05/15/2047	5,315,244
	4,145,000	4.05%, 03/15/2047	4,628,196
	755,286	4.10%, 03/15/2047	845,982
	315,000	4.49%, 03/15/2048(1)(2)	286,913
	550,000	4.90%, 06/15/2044(1)(2)	623,318
	710,000	5.00%, 06/15/2044(1)(2)	608,229
	815,000	5.00%, 04/15/2045(1)(2)	557,062
	1,045,000	5.76%, 04/15/2045(1)(2)	1,055,793

			224,085,280

		Whole Loan Collateral CMO - 5.6%
		Adjustable Rate Mortgage Trust
	1,337,925	0.71%, 01/25/2036(2)	1,109,113
	799,949	0.72%, 11/25/2035(2)	735,606
	1,292,726	0.95%, 01/25/2036(2)	1,108,527
		Alternative Loan Trust
	339,029	0.72%, 01/25/2036(2)	275,377
	2,411,620	0.77%, 11/25/2035(2)	1,907,474
	2,320,026	5.75%, 05/25/2036	1,691,597
		American Home Mortgage Assets Trust
	1,201,717	0.64%, 09/25/2046(2)	815,318
	2,035,588	1.38%, 10/25/2046(2)	1,409,294
		Banc of America Funding Trust
	274,456	0.64%, 10/20/2036(2)	219,512
	659,177	0.68%, 02/20/2047(2)	541,302
	5,141,618	0.75%, 05/20/2047(2)	4,194,691
	6,246,849	5.77%, 05/25/2037(2)	5,484,264
	268,066	5.85%, 01/25/2037	225,519
		BCAP LLC Trust
	1,157,414	0.62%, 01/25/2037(2)	921,291
	3,028,178	0.63%, 03/25/2037(2)	2,538,658
	866,818	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(2)	832,224
	3,337,492	Bear Stearns Alt-A Trust 0.95%, 01/25/2036(2)	2,677,169
	1,953,792	Bear Stearns Mortgage Funding Trust 0.63%, 10/25/2036(2)	1,502,010
	551,256	CHL Mortgage Pass-Through Trust 2.72%, 03/20/2036(2)	421,295
		Countrywide Home Loans, Inc.
	869,852	2.64%, 11/20/2035(2)	695,592
	5,102,819	2.77%, 09/25/2047(2)	4,384,929
	936,546	2.96%, 04/20/2036(2)	672,488

The accompanying notes are an integral part of these financial statements.

153

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Whole Loan Collateral CMO - 5.6% - (continued)
$	3,224,784	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	$2,994,338
	2,172,152	DSLA Mortgage Loan Trust 1.33%, 03/19/2046(2)	1,662,900
		GMAC Mortgage Corp. Loan Trust
	3,429,535	3.11%, 09/19/2035(2)	3,137,987
	63,554	3.33%, 04/19/2036(2)	54,139
		GSR Mortgage Loan Trust
	4,275,762	0.75%, 01/25/2037(2)	2,474,908
	4,475,949	2.94%, 01/25/2036(2)	4,090,717
		HarborView Mortgage Loan Trust
	2,810,131	0.64%, 01/19/2038(2)	2,328,599
	8,083,620	0.69%, 12/19/2036(2)	5,998,639
	1,106,439	1.15%, 01/19/2035(2)	725,518
		IndyMac Index Mortgage Loan Trust
	3,669,152	0.73%, 07/25/2035(2)	2,951,680
	2,122,259	0.74%, 01/25/2036(2)	1,345,096
	3,004,064	0.85%, 07/25/2046(2)	1,676,368
	1,830,517	2.86%, 01/25/2036(2)	1,700,725
	3,148,376	2.92%, 03/25/2036(2)	2,451,882
	1,388,929	2.94%, 08/25/2035(2)	1,038,362
		JP Morgan Mortgage Trust
	2,317,823	2.74%, 09/25/2035(2)	2,202,380
	585,857	2.86%, 04/25/2037(2)	514,454
	1,380,534	3.03%, 05/25/2036(2)	1,233,855
	2,146,676	Lehman XS Trust 0.66%, 07/25/2046(2)	1,665,030
		LSTAR Securities Investment Trust
	6,530,807	2.46%, 01/01/2020(1)(2)	6,416,518
	8,938,364	2.46%, 04/01/2020(1)(2)	8,759,597
	7,896,026	2.46%, 10/01/2020(1)(2)	7,757,845
		Luminent Mortgage Trust
	308,003	0.65%, 10/25/2046(2)	260,121
	1,397,108	0.71%, 11/25/2035(2)	1,246,899
		Merrill Lynch Mortgage Investors Trust
	111,953	2.84%, 12/25/2035(2)	105,829
	1,185,187	2.95%, 07/25/2035(2)	932,548
	217,014	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036(2)	153,716
	8,142,528	New Residential Mortgage Loan Trust 3.75%, 11/25/2035(1)(2)	8,408,267
	110,091	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.88%, 06/25/2036(2)	82,445
	2,388,295	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,147,915
		Residential Accredit Loans, Inc.
	383,315	0.67%, 02/25/2046(2)	166,267
	809,627	0.75%, 04/25/2036(2)	578,256
	756,662	1.24%, 09/25/2046(2)	525,389
	5,370,561	1.66%, 11/25/2037(2)	3,555,025
	1,338,229	6.00%, 12/25/2035	1,142,772
		Residential Asset Securitization Trust
	2,867,137	0.90%, 03/25/2035(2)	2,211,502
	1,473,663	6.25%, 11/25/2036	979,230
	733,881	Sequoia Mortgage Trust 2.84%, 07/20/2037(2)	584,794

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.8% - (continued)
		Whole Loan Collateral CMO - 5.6% - (continued)
$	1,350,088	Structured Adjustable Rate Mortgage Loan Trust 0.75%, 09/25/2034(2)	$1,035,046
	6,255,000	Structured Agency Credit Risk Debt Notes 2.10%, 04/25/2024(2)	6,254,998
		Towd Point Mortgage Trust
	2,023,407	2.75%, 02/25/2055(1)(2)	2,044,590
	5,827,011	2.75%, 08/25/2055(1)(2)	5,881,639
	1,670,476	3.00%, 03/25/2054(1)(2)	1,687,311
		WaMu Mortgage Pass-Through Certificates Trust
	1,111,764	0.87%, 06/25/2044(2)	989,429
	631,867	2.18%, 11/25/2046(2)	558,965
	2,004,865	2.51%, 06/25/2037(2)	1,704,660
		Wells Fargo Commercial Mortgage Trust
	46,703,263	1.34%, 09/15/2057(2)(3)	3,235,224
	3,250,000	2.88%, 05/15/2048(1)(2)	1,605,688
	1,685,000	3.36%, 09/15/2058(1)	973,062
	1,015,000	3.84%, 09/15/2058	1,121,281

			147,717,655

		Total Asset & Commercial Mortgage Backed Securities (cost $840,061,191)	$839,752,939

CORPORATE BONDS - 35.5%
		Advertising - 0.0%
	100,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$104,063

		Aerospace/Defense - 0.2%
	690,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	705,054
	730,000	BAE Systems plc 4.75%, 10/11/2021(1)	815,036
		Lockheed Martin Corp.
	1,385,000	2.50%, 11/23/2020	1,429,136
	1,931,000	4.70%, 05/15/2046	2,276,207

			5,225,433

		Agriculture - 0.4%
	778,000	Altria Group, Inc. 10.20%, 02/06/2039	1,441,775
	2,515,000	BAT International Finance plc 2.75%, 06/15/2020(1)	2,607,932
		Imperial Tobacco Finance plc
	1,420,000	2.05%, 07/20/2018(1)	1,435,920
	3,000,000	2.95%, 07/21/2020(1)	3,089,346
	2,640,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,790,696

			11,365,669

		Airlines - 0.0%
	210,000	Aircastle Ltd. 5.00%, 04/01/2023	213,402

		Apparel - 0.1%
	540,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	541,944
	1,770,000	William Carter Co. 5.25%, 08/15/2021	1,831,950

			2,373,894

The accompanying notes are an integral part of these financial statements.

154

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Auto Manufacturers - 1.6%
$	4,875,000	Daimler Finance North America LLC 1.65%, 03/02/2018(1)	$4,901,847
		Ford Motor Credit Co. LLC
	9,530,000	1.46%, 03/27/2017	9,546,887
	745,000	2.24%, 06/15/2018	752,511
	3,380,000	3.20%, 01/15/2021	3,481,684
	1,985,000	4.25%, 02/03/2017	2,016,720
		General Motors Co.
	2,045,000	6.60%, 04/01/2036	2,345,018
	480,000	6.75%, 04/01/2046	569,369
		General Motors Financial Co., Inc.
	3,150,000	2.40%, 04/10/2018	3,174,746
	4,985,000	3.50%, 07/10/2019	5,158,204
	1,950,000	3.70%, 05/09/2023	1,960,130
	4,045,000	4.75%, 08/15/2017	4,173,773
	2,810,000	5.25%, 03/01/2026	3,054,709

			41,135,598

		Auto Parts & Equipment - 0.0%
	330,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(1)	334,330

		Beverages - 1.9%
		Anheuser-Busch InBev Finance, Inc.
	4,320,000	1.90%, 02/01/2019	4,393,353
	850,000	2.15%, 02/01/2019	868,149
	13,640,000	3.30%, 02/01/2023	14,372,059
	4,245,000	4.70%, 02/01/2036	4,770,225
	14,235,000	4.90%, 02/01/2046	16,681,171
		Anheuser-Busch InBev Worldwide, Inc.
	1,440,000	2.50%, 07/15/2022	1,464,997
	2,220,000	3.75%, 07/15/2042	2,221,292
		Molson Coors Brewing Co.
	915,000	2.10%, 07/15/2021(4)	917,782
	1,485,000	4.20%, 07/15/2046(4)	1,491,350
	2,650,000	Pernod Ricard S.A. 3.25%, 06/08/2026(1)	2,712,230

			49,892,608

		Biotechnology - 0.1%
	1,065,000	Celgene Corp. 4.63%, 05/15/2044	1,107,712
	1,095,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	1,166,063

			2,273,775

		Commercial Banks - 10.3%
EUR	1,270,000	Allied Irish Banks plc 7.38%, 12/03/2020(2)(5)(6)	1,236,733
		Banco Bilbao Vizcaya Argentaria S.A.
	4,000,000	7.00%, 02/19/2019(2)(5)(6)	3,814,414
	600,000	8.88%, 04/14/2021(2)(5)(6)	656,721
$	4,000,000	9.00%, 05/09/2018(2)(5)(6)	3,983,128
		Banco Santander S.A.
EUR	2,300,000	6.25%, 03/12/2019(2)(5)(6)	2,156,799
	1,000,000	6.25%, 09/11/2021(2)(5)(6)	936,185
		Bank of America Corp.
$	2,670,000	2.63%, 04/19/2021	2,710,950
	1,370,000	3.50%, 04/19/2026	1,415,742
	3,000,000	4.00%, 01/22/2025	3,057,933
	5,570,000	4.20%, 08/26/2024	5,757,809
	1,540,000	5.00%, 01/21/2044	1,781,278
	4,130,000	7.75%, 05/14/2038	5,815,432

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Commercial Banks - 10.3% - (continued)
EUR	2,925,000	Bank of Ireland 7.38%, 06/18/2020(2)(5)(6)	$3,001,788
$	6,720,000	Bank of Nova Scotia 4.50%, 12/16/2025	6,981,852
	7,200,000	Barclays Bank plc 6.05%, 12/04/2017(1)	7,540,070
EUR	2,020,000	Barclays plc 8.00%, 12/15/2020(2)(6)	2,088,390
$	1,940,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(6)	1,940,000
		BPCE S.A.
	1,410,000	5.15%, 07/21/2024(1)	1,467,253
	3,305,000	5.70%, 10/22/2023(1)	3,544,817
	2,880,000	Capital One Financial Corp. 6.15%, 09/01/2016	2,902,401
		Capital One NA/Mclean VA
	9,735,000	1.65%, 02/05/2018	9,743,197
	2,645,000	2.35%, 08/17/2018	2,681,961
	3,063,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	3,204,664
		Citigroup, Inc.
	1,195,000	1.85%, 11/24/2017	1,201,587
	1,025,000	2.50%, 09/26/2018	1,045,315
	2,675,000	2.70%, 03/30/2021	2,722,596
	1,550,000	4.30%, 11/20/2026	1,596,901
	2,450,000	4.40%, 06/10/2025	2,561,742
	7,185,000	4.45%, 09/29/2027	7,401,348
	2,955,000	4.60%, 03/09/2026	3,132,835
	2,025,000	4.65%, 07/30/2045	2,225,331
	1,015,000	5.50%, 09/13/2025	1,137,755
	2,195,000	6.68%, 09/13/2043	2,818,020
		Credit Agricole S.A.
EUR	2,940,000	6.50%, 06/23/2021(2)(5)(6)	3,066,905
GBP	245,000	7.50%, 06/23/2026(2)(5)(6)	291,991
$	2,925,000	8.13%, 12/23/2025(1)(2)(6)	2,905,005
	6,730,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(6)	6,333,455
	5,250,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020(1)	5,242,015
	1,640,000	Credit Suisse Group Guernsey I Ltd. 7.88%, 02/24/2041(2)(5)	1,642,050
		Goldman Sachs Group, Inc.
	550,000	1.80%, 04/23/2020(2)	548,398
	590,000	2.00%, 04/25/2019	596,053
	1,290,000	2.38%, 01/22/2018	1,307,338
	2,215,000	2.75%, 09/15/2020	2,260,950
	3,070,000	2.88%, 02/25/2021	3,147,416
	1,115,000	4.75%, 10/21/2045	1,229,047
	3,490,000	5.15%, 05/22/2045	3,640,981
	3,687,000	6.00%, 06/15/2020	4,206,996
	2,655,000	6.25%, 02/01/2041	3,435,846
	3,680,000	6.45%, 05/01/2036	4,346,441
	5,415,000	6.75%, 10/01/2037	6,679,587
		HSBC Holdings plc
	1,305,000	2.95%, 05/25/2021	1,318,520
	4,335,000	3.40%, 03/08/2021	4,466,888
	1,335,000	3.60%, 05/25/2023	1,364,330
	5,950,000	4.25%, 08/18/2025	6,004,282
EUR	1,275,000	5.25%, 09/16/2022(2)(5)(6)	1,272,730
$	1,800,000	5.25%, 03/14/2044	1,901,736
	655,000	6.80%, 06/01/2038	815,883

The accompanying notes are an integral part of these financial statements.

155

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Commercial Banks - 10.3% - (continued)
$	1,350,000	HSBC USA, Inc. 2.75%, 08/07/2020	$1,360,615
	4,225,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(6)	3,644,062
		JP Morgan Chase & Co.
	7,865,000	2.40%, 06/07/2021	7,974,921
	1,055,000	2.55%, 10/29/2020	1,077,883
	4,485,000	2.70%, 05/18/2023	4,530,612
	5,375,000	4.25%, 10/01/2027	5,686,927
	3,820,000	4.35%, 08/15/2021	4,202,516
	55,000	5.60%, 07/15/2041	69,741
GBP	895,000	Lloyds Banking Group plc 7.00%, 06/27/2019(2)(5)(6)	1,119,980
		Morgan Stanley
$	6,760,000	2.50%, 04/21/2021	6,830,710
	4,115,000	3.95%, 04/23/2027	4,161,499
	3,275,000	4.00%, 07/23/2025	3,506,834
	1,505,000	4.35%, 09/08/2026	1,574,406
	5,925,000	5.55%, 04/27/2017	6,131,137
	4,020,000	6.25%, 08/28/2017	4,237,474
	1,600,000	7.30%, 05/13/2019	1,838,336
	510,000	Radian Group, Inc. 7.00%, 03/15/2021	545,384
		Royal Bank of Scotland Group plc
	845,000	6.13%, 12/15/2022	886,162
	3,570,000	7.50%, 08/10/2020(2)(6)	3,266,550
	9,800,000	Santander Issuances SAU 5.18%, 11/19/2025	9,790,523
GBP	475,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(2)(5)(6)	586,488
$	4,535,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(5)(6)	4,489,650
	2,435,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	2,462,114
		UBS Group AG
	3,300,000	6.88%, 03/22/2021(2)(5)(6)	3,225,750
	3,145,000	7.13%, 02/19/2020(2)(5)(6)	3,121,412
		Wells Fargo & Co.
	1,655,000	3.00%, 04/22/2026	1,687,026
	3,340,000	4.40%, 06/14/2046	3,402,845
	3,285,000	4.90%, 11/17/2045	3,594,789
	74,000	5.38%, 11/02/2043	86,208
	5,270,000	5.61%, 01/15/2044	6,304,232

			273,684,576

		Commercial Services - 0.2%
	1,430,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,415,700
	2,915,000	ERAC USA Finance LLC 2.60%, 12/01/2021(1)	2,962,503
		United Rentals North America, Inc.
	470,000	4.63%, 07/15/2023	474,112
	600,000	5.50%, 07/15/2025	591,000

			5,443,315

		Construction Materials - 0.2%
	3,000,000	CRH America, Inc. 5.13%, 05/18/2045(1)	3,187,692
	1,015,000	Norbord, Inc. 6.25%, 04/15/2023(1)	1,040,375

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Construction Materials - 0.2% - (continued)
		Standard Industries, Inc.
$	1,130,000	5.38%, 11/15/2024(1)	$1,149,775
	930,000	6.00%, 10/15/2025(1)	971,850

			6,349,692

		Diversified Financial Services - 1.0%
	255,000	Aircastle Ltd. 5.50%, 02/15/2022	265,200
	3,217,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	3,291,538
	2,285,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	2,392,669
		International Lease Finance Corp.
	3,920,000	5.88%, 04/01/2019	4,179,700
	1,620,000	6.75%, 09/01/2016(1)	1,628,100
	580,000	Nasdaq, Inc. 3.85%, 06/30/2026	589,290
		Navient Corp.
	1,590,000	5.50%, 01/15/2019	1,593,021
	1,005,000	7.25%, 01/25/2022	957,263
	3,925,000	Synchrony Financial 2.60%, 01/15/2019	3,967,951
		Visa, Inc.
	2,545,000	2.80%, 12/14/2022	2,684,945
	3,180,000	4.30%, 12/14/2045	3,681,629

			25,231,306

		Electric - 0.8%
		AES Corp.
	2,560,000	4.88%, 05/15/2023	2,528,000
	460,000	5.50%, 03/15/2024	470,925
	1,935,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	2,168,235
	2,215,000	Duke Energy Progress LLC 4.38%, 03/30/2044	2,535,240
	3,390,000	Electricite de France S.A. 4.95%, 10/13/2045(1)	3,746,272
		Emera US Finance L.P.
	435,000	2.70%, 06/15/2021(1)	443,282
	475,000	4.75%, 06/15/2046(1)	482,089
	3,070,000	Exelon Corp. 2.85%, 06/15/2020	3,166,914
	1,015,000	NRG Energy, Inc. 7.25%, 05/15/2026(1)	1,009,925
	690,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	878,673
	1,100,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	1,267,015
		Southern Co.
	1,625,000	1.85%, 07/01/2019	1,645,558
	665,000	2.95%, 07/01/2023	689,338
	805,000	4.40%, 07/01/2046	865,313

			21,896,779

		Electrical Components & Equipment - 0.0%
	945,000	EnerSys 5.00%, 04/30/2023(1)	933,187

		Electronics - 0.1%
	1,555,000	Fortive Corp. 2.35%, 06/15/2021(1)	1,577,809

The accompanying notes are an integral part of these financial statements.

156

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Engineering & Construction - 0.5%
		SBA Tower Trust
$	5,620,000	2.93%, 12/15/2042(1)	$5,629,795
	7,645,000	3.60%, 04/15/2043(1)	7,696,643

			13,326,438

		Entertainment - 0.0%
		GLP Capital L.P. / GLP Financing II, Inc.
	20,000	4.38%, 04/15/2021	20,600
	335,000	5.38%, 04/15/2026	345,050

			365,650

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	345,000	5.13%, 06/01/2021	352,976
	1,385,000	5.25%, 08/01/2020	1,417,894

			1,770,870

		Food - 0.4%
		Kraft Heinz Foods Co.
	2,050,000	2.00%, 07/02/2018(1)	2,075,764
	855,000	2.80%, 07/02/2020(1)	887,867
	615,000	4.38%, 06/01/2046(1)	650,376
	1,645,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(1)	1,689,415
	2,285,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(1)	2,310,706
	2,320,000	Sysco Corp. 2.50%, 07/15/2021	2,370,732

			9,984,860

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	335,000	5.50%, 07/15/2022(1)	325,369
	560,000	5.75%, 07/15/2023(1)	539,000
	1,415,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	1,415,000

			2,279,369

		Gas - 0.0%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	280,000	5.63%, 05/20/2024	282,100
	375,000	5.88%, 08/20/2026	375,937
	160,000	Southern Star Central Corp. 5.13%, 07/15/2022(1)	156,000

			814,037

		Healthcare-Products - 0.4%
	280,000	Hologic, Inc. 5.25%, 07/15/2022(1)	292,600
	1,005,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(1)	1,068,436
	2,528,000	Medtronic, Inc. 4.38%, 03/15/2035	2,859,522
	2,430,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	2,480,719
	3,900,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,902,488

			10,603,765

		Healthcare-Services - 1.3%
		Aetna, Inc.
	925,000	2.80%, 06/15/2023	944,891
	425,000	4.25%, 06/15/2036	439,099
	605,000	4.38%, 06/15/2046	628,291

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Healthcare-Services - 1.3% - (continued)
		Anthem, Inc.
$	5,390,000	3.50%, 08/15/2024	$5,580,391
	2,450,000	4.63%, 05/15/2042	2,569,935
	805,000	Community Health Systems, Inc. 5.13%, 08/01/2021	798,963
	3,660,000	HCA, Inc. 6.50%, 02/15/2020	4,048,875
	1,025,000	LifePoint Health, Inc. 5.88%, 12/01/2023	1,066,000
	220,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	222,750
	3,695,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	3,898,225
		UnitedHealth Group, Inc.
	2,880,000	1.70%, 02/15/2019	2,910,373
	5,075,000	2.13%, 03/15/2021	5,170,506
	2,250,000	3.35%, 07/15/2022	2,407,100
	2,255,000	3.75%, 07/15/2025	2,473,999
	745,000	4.75%, 07/15/2045	897,504

			34,056,902

		Holding Companies-Diversified - 0.2%
	5,700,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(1)	5,755,592

		Home Builders - 0.0%
	1,050,000	Meritage Homes Corp. 6.00%, 06/01/2025	1,055,250
	115,000	PulteGroup, Inc. 4.25%, 03/01/2021	118,565
	65,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	64,350

			1,238,165

		Insurance - 0.3%
	1,665,000	American International Group, Inc. 4.70%, 07/10/2035	1,721,450
		CNO Financial Group, Inc.
	55,000	4.50%, 05/30/2020	56,925
	240,000	5.25%, 05/30/2025	247,200
	2,070,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	2,150,962
	2,133,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	3,191,904

			7,368,441

		Iron/Steel - 0.1%
		ArcelorMittal
	800,000	5.13%, 06/01/2020	824,000
	320,000	6.13%, 06/01/2025	318,400
		Steel Dynamics, Inc.
	240,000	5.13%, 10/01/2021	245,700
	255,000	5.50%, 10/01/2024	260,738
	595,000	United States Steel Corp. 7.38%, 04/01/2020	559,865

			2,208,703

		IT Services - 0.2%
	2,825,000	Apple, Inc. 3.45%, 02/09/2045	2,654,517

The accompanying notes are an integral part of these financial statements.

157

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		IT Services - 0.2% - (continued)
		Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
$	1,335,000	3.48%, 06/01/2019(1)	$1,367,588
	1,060,000	4.42%, 06/15/2021(1)	1,091,027
	1,230,000	8.35%, 07/15/2046(1)	1,322,384

			6,435,516

		Lodging - 0.1%
	1,560,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,569,750

		Machinery - Construction & Mining - 0.0%
	525,000	Oshkosh Corp. 5.38%, 03/01/2025	539,437

		Machinery-Diversified - 0.1%
	1,301,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,398,575

		Media - 2.9%
		21st Century Fox America, Inc.
	2,775,000	6.15%, 03/01/2037	3,444,427
	1,175,000	6.20%, 12/15/2034	1,473,246
	1,285,000	8.00%, 10/17/2016	1,310,097
	705,000	Altice US Finance I Corp. 5.50%, 05/15/2026(1)	705,000
	815,000	CBS Corp. 4.00%, 01/15/2026	869,904
		CCO Holdings LLC / CCO Holdings Capital Corp.
	80,000	5.13%, 02/15/2023	81,241
	65,000	5.25%, 09/30/2022	66,706
	385,000	5.75%, 09/01/2023	398,475
	1,270,000	5.75%, 02/15/2026(1)	1,308,100
		Charter Communications Operating LLC
	3,000,000	3.58%, 07/23/2020(1)	3,136,332
	4,125,000	4.46%, 07/23/2022(1)	4,433,286
	5,490,000	4.91%, 07/23/2025(1)	6,002,228
	6,105,000	6.48%, 10/23/2045(1)	7,289,498
	475,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	501,600
		Comcast Corp.
	5,770,000	2.75%, 03/01/2023	6,042,673
	1,430,000	4.75%, 03/01/2044	1,667,414
		Cox Communications, Inc.
	1,045,000	3.25%, 12/15/2022(1)	1,042,093
	1,985,000	3.85%, 02/01/2025(1)	1,999,320
		DISH DBS Corp.
	860,000	5.88%, 11/15/2024	799,800
	1,785,000	7.88%, 09/01/2019	1,967,963
	1,905,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	2,103,634
	1,720,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,784,500
	1,715,000	NBC Universal Media LLC 5.95%, 04/01/2041	2,307,558
	340,000	Numericable-SFR S.A. 7.38%, 05/01/2026(1)	336,175
	2,290,000	Sky plc 3.13%, 11/26/2022(1)	2,342,970
		TEGNA, Inc.
	4,005,000	5.13%, 10/15/2019	4,120,144
	565,000	5.13%, 07/15/2020	582,656
	1,350,000	Time Warner Cable, Inc. 8.75%, 02/14/2019	1,576,272

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Media - 2.9% - (continued)
$	7,100,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	$9,619,911
		Time Warner, Inc.
	1,595,000	3.60%, 07/15/2025	1,687,741
	2,725,000	6.10%, 07/15/2040	3,330,438
	1,900,000	6.50%, 11/15/2036	2,409,476
	650,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	653,250

			77,394,128

		Mining - 0.1%
		Anglo American Capital plc
	345,000	3.63%, 05/14/2020(1)	331,631
	350,000	4.13%, 04/15/2021(1)	330,750
	310,000	4.13%, 09/27/2022(1)	287,525
		Freeport-McMoRan, Inc.
	120,000	3.88%, 03/15/2023	105,000
	355,000	4.55%, 11/14/2024	310,625
	400,000	5.40%, 11/14/2034	318,000
	825,000	5.45%, 03/15/2043	662,062
	485,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	498,338
	900,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	941,509
	205,000	Teck Resources Ltd. 8.50%, 06/01/2024(1)	212,688

			3,998,128

		Oil & Gas - 3.4%
		Anadarko Petroleum Corp.
	920,000	4.85%, 03/15/2021	975,765
	3,295,000	5.55%, 03/15/2026	3,638,603
	328,000	6.38%, 09/15/2017	345,236
	3,465,000	6.60%, 03/15/2046	4,184,005
	410,000	6.95%, 06/15/2019	454,343
	255,000	Antero Resources Corp. 5.63%, 06/01/2023	247,350
	2,665,000	BP Capital Markets plc 2.75%, 05/10/2023	2,685,339
		Cenovus Energy, Inc.
	5,245,000	3.00%, 08/15/2022	4,787,951
	585,000	3.80%, 09/15/2023	550,551
	2,190,000	5.20%, 09/15/2043	1,881,545
	1,275,000	5.70%, 10/15/2019	1,348,582
	765,000	Concho Resources, Inc. 5.50%, 04/01/2023	766,912
		ConocoPhillips Co.
	2,725,000	4.20%, 03/15/2021	2,950,469
	3,790,000	4.95%, 03/15/2026	4,297,564
		Continental Resources, Inc.
	35,000	3.80%, 06/01/2024	30,538
	130,000	4.50%, 04/15/2023	121,225
	80,000	4.90%, 06/01/2044	66,000
	430,000	5.00%, 09/15/2022	420,325
		Devon Energy Corp.
	4,645,000	3.25%, 05/15/2022	4,504,698
	1,095,000	6.30%, 01/15/2019	1,186,263
	540,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	628,384
	3,225,000	Ecopetrol S.A. 5.88%, 05/28/2045	2,802,525

The accompanying notes are an integral part of these financial statements.

158

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Oil & Gas - 3.4% - (continued)
$	1,145,000	EOG Resources, Inc. 4.15%, 01/15/2026	$1,253,511
		Exxon Mobil Corp.
	3,080,000	2.22%, 03/01/2021	3,175,622
	2,590,000	2.73%, 03/01/2023	2,703,981
	865,000	3.04%, 03/01/2026	918,209
		Hess Corp.
	1,245,000	5.60%, 02/15/2041	1,255,403
	1,370,000	6.00%, 01/15/2040	1,416,755
	2,425,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,803,848
		Marathon Oil Corp.
	3,015,000	2.70%, 06/01/2020	2,839,198
	335,000	2.80%, 11/01/2022	303,820
	330,000	3.85%, 06/01/2025	303,181
	145,000	5.20%, 06/01/2045	126,228
	115,000	6.60%, 10/01/2037	116,256
	95,000	6.80%, 03/15/2032	96,438
	1,750,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,840,079
	5,330,000	Petrobras Global Finance B.V. 8.38%, 05/23/2021	5,500,560
		Petroleos Mexicanos
	1,800,000	5.50%, 02/04/2019(1)	1,891,800
	1,265,000	5.50%, 06/27/2044	1,142,991
	5,115,000	5.75%, 03/01/2018	5,348,551
	955,000	6.38%, 02/04/2021(1)	1,038,371
	4,105,000	6.63%, 06/15/2035	4,232,255
		Pioneer Natural Resources Co.
	310,000	3.45%, 01/15/2021	320,099
	655,000	3.95%, 07/15/2022	685,306
	2,260,000	4.45%, 01/15/2026	2,462,261
	660,000	6.65%, 03/15/2017	683,070
	2,090,000	7.50%, 01/15/2020	2,447,279
		QEP Resources, Inc.
	10,000	5.25%, 05/01/2023	9,200
	45,000	5.38%, 10/01/2022	41,963
	55,000	6.80%, 03/01/2020	55,413
	255,000	SM Energy Co. 6.13%, 11/15/2022	234,281
		Statoil ASA
	15,000	3.70%, 03/01/2024	16,202
	2,555,000	3.95%, 05/15/2043	2,640,848
	250,000	Tesoro Corp. 5.13%, 04/01/2024	251,250
	1,695,000	Valero Energy Corp. 4.90%, 03/15/2045	1,569,972
	190,000	WPX Energy, Inc. 5.25%, 09/15/2024	167,200

			88,765,574

		Packaging & Containers - 0.1%
	1,020,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	1,060,800
	505,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	530,462
	671,000	Reynolds Group Issuer, Inc. 5.13%, 07/15/2023(1)	679,388

			2,270,650

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Pharmaceuticals - 1.2%
$	1,335,000	AbbVie, Inc. 3.20%, 05/14/2026	$1,352,326
		Actavis Funding SCS
	6,815,000	2.35%, 03/12/2018	6,907,882
	6,755,000	3.00%, 03/12/2020	6,966,627
	2,590,000	3.45%, 03/15/2022	2,689,870
	316,000	Baxalta, Inc. 3.60%, 06/23/2022	326,134
	1,350,000	Cardinal Health, Inc. 1.95%, 06/15/2018	1,365,647
	3,155,000	EMD Finance LLC 2.95%, 03/19/2022(1)	3,232,465
		Mylan N.V.
	1,485,000	3.00%, 12/15/2018(1)	1,520,347
	1,375,000	3.15%, 06/15/2021(1)	1,394,728
	1,705,000	3.75%, 12/15/2020(1)	1,777,594
	1,770,000	Perrigo Co. plc 1.30%, 11/08/2016	1,768,136
	1,005,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	1,039,892
	395,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	400,925

			30,742,573

		Pipelines - 1.5%
		DCP Midstream LLC
	120,000	5.35%, 03/15/2020(1)	117,600
	145,000	9.75%, 03/15/2019(1)	158,775
		DCP Midstream Operating L.P.
	200,000	2.70%, 04/01/2019	191,642
	100,000	3.88%, 03/15/2023	91,000
	326,000	4.95%, 04/01/2022	320,295
	215,000	5.60%, 04/01/2044	183,825
	3,137,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	3,325,220
	6,810,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	6,580,803
	1,295,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	1,373,512
		Kinder Morgan Energy Partners L.P.
	750,000	5.30%, 09/15/2020	802,491
	260,000	6.50%, 04/01/2020	286,705
	515,000	6.85%, 02/15/2020	576,350
	2,915,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	2,770,760
	795,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	899,332
		MPLX L.P.
	480,000	4.88%, 12/01/2024(1)	467,597
	495,000	4.88%, 06/01/2025(1)	483,775
		Plains All American Pipeline L.P.
	2,490,000	2.85%, 01/31/2023	2,291,908
	2,450,000	3.65%, 06/01/2022	2,402,663
		Regency Energy Partners L.P.
	435,000	5.50%, 04/15/2023	438,868
	1,945,000	5.88%, 03/01/2022	2,080,456
	1,550,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	1,565,705
		Tesoro Logistics L.P.
	605,000	5.50%, 10/15/2019	632,225
	905,000	6.25%, 10/15/2022	943,462

The accompanying notes are an integral part of these financial statements.

159

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Pipelines - 1.5% - (continued)
$	2,235,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	$2,190,606
	1,240,000	Wertern Gas Partners L.P. 4.65%, 07/01/2026	1,237,470
		Williams Partners L.P.
	5,780,000	3.60%, 03/15/2022	5,475,695
	1,140,000	4.30%, 03/04/2024	1,072,454

			38,961,194

		Real Estate - 0.1%
	3,090,000	ProLogis L.P. 3.35%, 02/01/2021	3,269,334

		Real Estate Investment Trusts - 1.0%
		American Tower Corp.
	3,065,000	3.40%, 02/15/2019	3,191,676
	1,555,000	4.50%, 01/15/2018	1,622,300
	3,650,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,688,201
		Crown Castle International Corp.
	340,000	3.40%, 02/15/2021	354,938
	1,305,000	3.70%, 06/15/2026	1,346,357
	2,310,000	HCP, Inc. 4.25%, 11/15/2023	2,397,353
		Kimco Realty Corp.
	3,610,000	3.13%, 06/01/2023	3,677,536
	775,000	3.40%, 11/01/2022	812,351
		Liberty Property L.P.
	1,165,000	3.38%, 06/15/2023	1,180,343
	1,430,000	4.13%, 06/15/2022	1,511,896
	1,275,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,317,674
	1,565,000	VEREIT Operating Partnership L.P. 4.13%, 06/01/2021	1,632,483
	3,905,000	Welltower, Inc. 4.50%, 01/15/2024	4,234,481

			26,967,589

		Retail - 0.9%
	755,000	AutoZone, Inc. 1.63%, 04/21/2019	758,925
		CVS Health Corp.
	725,000	2.13%, 06/01/2021	733,915
	4,230,000	2.80%, 07/20/2020	4,404,572
	1,788,000	3.88%, 07/20/2025	1,966,759
	3,360,000	5.13%, 07/20/2045	4,168,335
		Group 1 Automotive, Inc.
	755,000	5.00%, 06/01/2022	743,675
	205,000	5.25%, 12/15/2023(1)	201,413
	575,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.25%, 06/01/2026(1)	589,375
		Lowe’s Cos., Inc.
	3,725,000	2.50%, 04/15/2026	3,793,927
	2,870,000	3.70%, 04/15/2046	2,950,885
	1,225,000	McDonald’s Corp. 2.75%, 12/09/2020	1,278,904
		Walgreens Boots Alliance, Inc.
	1,035,000	2.60%, 06/01/2021	1,054,309
	855,000	3.10%, 06/01/2023	870,830

			23,515,824

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Savings & Loans - 0.2%
GBP	3,260,000	Nationwide Building Society 6.88%, 06/20/2019(2)(5)(6)	$4,055,047

		Semiconductors - 0.2%
$	1,225,000	Intel Corp. 4.10%, 05/19/2046	1,273,641
	2,175,000	Lam Research Corp. 2.80%, 06/15/2021	2,226,643
		NXP B.V. / NXP Funding LLC
	420,000	4.13%, 06/15/2020(1)	425,250
	500,000	4.63%, 06/15/2022(1)	507,500
	720,000	4.63%, 06/01/2023(1)	732,600
	525,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	527,305
	310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	320,850

			6,013,789

		Shipbuilding - 0.0%
	145,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	153,337

		Software - 0.3%
		First Data Corp.
	100,000	5.00%, 01/15/2024(1)	100,250
	1,180,000	5.38%, 08/15/2023(1)	1,198,302
		MSCI, Inc.
	385,000	5.25%, 11/15/2024(1)	393,663
	465,000	5.75%, 08/15/2025(1)	482,437
	350,000	Open Text Corp. 5.63%, 01/15/2023(1)	353,500
	4,525,000	Oracle Corp. 1.90%, 09/15/2021(4)	4,541,620

			7,069,772

		Telecommunications - 2.1%
	345,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	338,745
		AT&T, Inc.
	3,640,000	3.60%, 02/17/2023	3,797,172
	1,985,000	3.80%, 03/15/2022	2,108,711
	1,245,000	4.50%, 05/15/2035	1,273,626
	6,635,000	4.75%, 05/15/2046	6,800,032
	205,000	5.80%, 02/15/2019	227,213
	2,630,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,710,523
	610,000	CommScope, Inc. 4.38%, 06/15/2020(1)	628,300
	3,005,000	Digicel Group Ltd. 7.13%, 04/01/2022(5)	2,234,969
	370,000	Frontier Communications Corp. 10.50%, 09/15/2022	391,506
	1,340,000	GTH Finance B.V. 7.25%, 04/26/2023(1)	1,393,600
	7,400,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	7,476,812
	890,000	Inmarsat Finance plc 4.88%, 05/15/2022(1)	812,125
	955,000	Nokia Oyj 6.63%, 05/15/2039	1,009,912
		Sprint Communications, Inc.
	2,370,000	7.00%, 03/01/2020(1)	2,481,366
	1,766,000	9.00%, 11/15/2018(1)	1,880,790

The accompanying notes are an integral part of these financial statements.

160

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.5% - (continued)
		Telecommunications - 2.1% - (continued)
$	970,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	$985,763
		Telecom Italia Capital S.A.
	265,000	6.00%, 09/30/2034	253,075
	90,000	6.38%, 11/15/2033	89,438
	310,000	7.72%, 06/04/2038	322,400
		Verizon Communications, Inc.
	6,623,000	4.27%, 01/15/2036	6,778,058
	3,185,000	4.40%, 11/01/2034	3,284,203
	8,189,000	4.67%, 03/15/2055	8,282,682
	1,240,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	1,215,200

			56,776,221

		Transportation - 0.8%
	1,180,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	1,549,207
		FedEx Corp.
	855,000	3.25%, 04/01/2026	894,361
	1,705,000	4.55%, 04/01/2046	1,850,087
	5,050,000	Kansas City Southern 3.00%, 05/15/2023(1)	5,134,360
	2,100,000	Norfolk Southern Corp. 2.90%, 06/15/2026	2,160,744
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	250,000	2.50%, 06/15/2019(1)	252,724
	5,380,000	2.88%, 07/17/2018(1)	5,479,083
	1,490,000	4.88%, 07/11/2022(1)	1,624,902
	1,435,000	Ryder System, Inc. 2.55%, 06/01/2019	1,462,447

			20,407,915

		Total Corporate Bonds (cost $912,936,641)	$938,112,581

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
		Argentina - 0.1%
EUR	4,090,000	Argentine Republic Government International Bond 2.26%, 12/31/2038	$2,782,331

		Brazil - 0.8%
		Brazil Notas do Tesouro Nacional
BRL	47,758,243	6.00%, 08/15/2016(7)	14,796,336
	17,535,142	6.00%, 08/15/2022(7)	5,344,734

			20,141,070

		Colombia - 0.1%
COP	7,967,002,485	Colombian TES 3.00%, 03/25/2033(7)	2,381,030

		Mexico - 0.1%
$	3,500,000	Mexico Government International Bond 5.75%, 10/12/2110	3,867,500

		Qatar - 0.1%
	1,480,000	Qatar Government International Bond 4.63%, 06/02/2046(1)	1,609,020

		Slovenia - 0.2%
	4,600,000	Slovenia Government International Bond 5.50%, 10/26/2022(5)	5,222,380

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.3% - (continued)
		South Africa - 0.2%
		South Africa Government Bond
ZAR	21,820,000	8.50%, 01/31/2037	$1,345,191
	49,320,000	8.75%, 01/31/2044	3,067,233

			4,412,424

		Thailand - 0.2%
THB	232,840,000	Bank of Thailand 1.49%, 02/23/2018	6,616,705

		Tunisia - 0.1%
$	2,975,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(5)	2,684,938

		Turkey - 0.2%
TRY	17,145,000	Turkey Government Bond 7.10%, 03/08/2023	5,412,015

		United Arab Emirates - 0.1%
$	4,020,000	Abu Dhabi Government International Bond 2.13%, 05/03/2021(1)	4,066,029

		Uruguay - 0.1%
UYU	81,132,780	Uruguay Government International Bond 3.70%, 06/26/2037(7)	2,105,167

		Venezuela - 0.0%
$	1,795,000	Venezuela Government International Bond 6.00%, 12/09/2020(5)	729,219

		Total Foreign Government Obligations (cost $59,664,952)	$62,029,828

MUNICIPAL BONDS - 1.3%
		Development - 0.1%
		State of California
	790,000	7.60%, 11/01/2040	$1,271,971
	175,000	7.63%, 03/01/2040	276,631

			1,548,602

		General - 0.5%
	4,560,000	Chicago Transit Auth 6.90%, 12/01/2040	5,902,628
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	4,575,000	6.15%, 07/01/2038	1,784,250
	2,075,000	6.20%, 07/01/2039	809,250
	7,965,000	6.30%, 07/01/2043	3,106,350
	1,995,000	6.55%, 07/01/2058	778,050

			12,380,528

		General Obligation - 0.4%
	6,650,000	California State, GO Taxable 7.55%, 04/01/2039	10,512,120
	1,155,000	Illinois State, GO 5.10%, 06/01/2033	1,110,036

			11,622,156

		Higher Education - 0.2%
	5,580,000	University of California 4.60%, 05/15/2031	6,529,102

The accompanying notes are an integral part of these financial statements.

161

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
		Utility - Electric - 0.1%
$	1,485,000	Municipal Electric Auth. Georgia 6.64%, 04/01/2057	$1,985,727

		Total Municipal Bonds (cost $33,228,000)	$34,066,115

SENIOR FLOATING RATE INTERESTS - 5.6%(8)
		Advertising - 0.0%
	871,026	Acosta Holdco, Inc. 4.25%, 09/26/2021	$836,185

		Aerospace/Defense - 0.1%
	1,759,091	BE Aerospace, Inc. 3.75%, 12/16/2021	1,760,410
	988,101	Transdigm, Inc. 3.75%, 05/14/2022	971,738

			2,732,148

		Agriculture - 0.0%
	717,931	Pinnacle Operating Corp. 4.75%, 11/15/2018	674,855

		Airlines - 0.1%
	390,000	American Airlines, Inc. 3.50%, 04/28/2023	385,195
	936,050	Delta Air Lines, Inc. 3.25%, 10/18/2018	934,618

			1,319,813

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	887,926	3.25%, 12/31/2018	884,871
	1,543,463	3.50%, 05/24/2017	1,541,534
	565,453	Jaguar Holding Co. 4.25%, 08/18/2022	559,657
	539,348	MPG Holdco I, Inc. 3.75%, 10/20/2021	533,620

			3,519,682

		Auto Parts & Equipment - 0.1%
	764,400	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	761,725
	1,423,427	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	1,409,192

			2,170,917

		Chemicals - 0.2%
	455,462	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	452,902
	236,317	AIlnex USA, Inc. 4.50%, 10/03/2019	234,989
	1,143,350	Chemours Co. 3.75%, 05/12/2022	1,101,046
	2,597,373	Ineos U.S. Finance LLC 3.75%, 05/04/2018	2,584,386
	630,000	Nexeo Solutions LLC 0.00%, 06/09/2023(9)	628,948
	678,430	Univar, Inc. 4.25%, 07/01/2022	667,650

			5,669,921

		Coal - 0.1%
	540,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	278,100

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(8) - (continued)
		Coal - 0.1% - (continued)
		Arch Coal, Inc.
$	670,000	5.00%, 01/31/2017(10)	$659,950
	2,865,808	7.50%, 05/16/2018	1,314,689

			2,252,739

		Commercial Services - 0.2%
	280,000	Global Payments, Inc. 3.96%, 04/22/2023	281,190
	234,413	KAR Auction Services, Inc. 4.25%, 03/09/2023	234,900
	984,061	Moneygram International, Inc. 4.25%, 03/27/2020	929,013
	613,527	ON Assignment, Inc. 3.75%, 06/03/2022	612,503
	680,000	Russell Investment Group 6.75%, 06/01/2023	652,800
	1,256,489	ServiceMaster Co. 4.25%, 07/01/2021	1,256,225
	1,685,000	WEX, Inc. 0.00%, 07/01/2023(9)	1,672,362

			5,638,993

		Distribution/Wholesale - 0.0%
	730,850	ABC Supply Co., Inc. 3.50%, 04/16/2020	728,416

		Diversified Financial Services - 0.0%
	765,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	763,661

		Electric - 0.1%
	1,360,018	Calpine Corp. 3.25%, 01/31/2022	1,326,018
	625,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	561,331
	600,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	598,500
	1,868,626	Seadrill Partners Finco LLC 4.00%, 02/21/2021	829,670
	800,000	Texas Competitive Electric Holdings Co. LLC 4.93%, 10/10/2017(11)	267,432

			3,582,951

		Electronics - 0.1%
	2,796,102	CDW LLC 3.25%, 04/29/2020	2,792,215
	670,000	Sensus USA, Inc. 6.50%, 03/16/2023	664,975

			3,457,190

		Entertainment - 0.0%
	509,850	Eldorado Resorts LLC 4.25%, 07/23/2022	510,487
	576,225	Scientific Games International, Inc. 6.00%, 10/01/2021	567,582

			1,078,069

		Food - 0.2%
		Albertsons LLC
	685,419	4.50%, 08/25/2021	683,952
	309,225	4.75%, 12/21/2022	308,647

The accompanying notes are an integral part of these financial statements.

162

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(8) - (continued)
		Food - 0.2% - (continued)
$	994,600	Aramark Services, Inc. 3.25%, 02/24/2021	$993,665
	337,125	B&G Foods, Inc. 3.75%, 11/02/2022	337,377
	456,550	Hostess Brands LLC 4.50%, 08/03/2022	455,637
	1,099,475	JBS USA LLC 4.00%, 10/30/2022	1,096,045
	1,121,267	U.S. Foods, Inc. 4.00%, 06/27/2023	1,111,737

			4,987,060

		Food Service - 0.0%
	588,000	Hearthside Food Solutions 4.50%, 06/02/2021	583,590
	280,000	Yum! Brands, Inc. 3.19%, 06/16/2023	280,000

			863,590

		Healthcare-Products - 0.1%
	374,055	Alere, Inc. 4.25%, 06/18/2022	371,875
	742,601	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	730,348
	431,738	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	427,420

			1,529,643

		Healthcare-Services - 0.6%
	388,050	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	384,170
	1,169,914	American Renal Holdings, Inc. 4.75%, 09/20/2019	1,166,989
	200,901	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	200,023
	368,438	CDRH Parent, Inc. 5.25%, 07/01/2021	326,067
		Community Health Systems, Inc.
	488,817	3.75%, 12/31/2019	474,641
	1,493,000	3.92%, 12/31/2018	1,478,384
	899,410	4.00%, 01/27/2021	875,297
	1,808,100	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,810,360
	835,800	Envision Healthcare Corp. 4.50%, 10/28/2022	834,964
	2,124,913	HCA, Inc. 3.38%, 05/01/2018	2,125,401
	1,003,503	IMS Health, Inc. 3.50%, 03/17/2021	993,468
	960,000	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	962,160
	423,471	Opal Acquisition, Inc. 5.00%, 11/27/2020	368,420
	416,825	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	393,554
	512,200	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	509,639
	1,388,025	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,385,429
	488,775	Vizient, Inc. 6.25%, 02/13/2023	491,830

			14,780,796

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(8) - (continued)
		Household Products/Wares - 0.0%
$	410,000	Galleria Co. 3.75%, 01/26/2023	$408,975

		Insurance - 0.5%
		Asurion LLC
	580,228	5.00%, 05/24/2019	576,724
	1,781,893	5.00%, 08/04/2022	1,754,719
	1,870,000	8.50%, 03/03/2021	1,795,200
	4,580,318	Evertec Group LLC 3.25%, 04/17/2020	4,442,908
	411,075	National Financial Partners Corp. 4.50%, 07/01/2020	406,537
		Sedgwick Claims Management Services, Inc.
	2,907,588	3.75%, 03/01/2021	2,838,533
	1,250,000	6.75%, 02/28/2022	1,196,875
	994,624	USI, Inc. 4.25%, 12/27/2019	980,013

			13,991,509

		Internet - 0.1%
	727,744	Lands’ End, Inc. 4.25%, 04/04/2021	555,509
	1,624,255	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,613,810

			2,169,319

		Leisure Time - 0.2%
	1,060,462	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,061,034
		Delta 2 (LUX) S.a.r.l.
	2,675,000	4.75%, 07/30/2021	2,568,829
	1,140,000	7.75%, 07/31/2022	1,078,725
	250,000	Station Casinos LLC 3.75%, 06/08/2023	248,438

			4,957,026

		Lodging - 0.2%
	3,460,431	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(9)(12)	3,453,959
	779,100	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	729,760
	995,312	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	995,312
	1,180,708	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	1,152,667

			6,331,698

		Machinery-Construction & Mining - 0.1%
	1,539,526	American Rock Salt Holdings LLC 4.75%, 05/20/2021	1,437,532
	603,871	Neff Rental LLC 7.25%, 06/09/2021	573,677

			2,011,209

		Machinery-Diversified - 0.1%
	1,839,792	Gates Global, Inc. 4.25%, 07/06/2021	1,741,289

		Media - 0.4%
	934,112	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	908,816
	1,769,917	AVSC Holding Corp. 4.50%, 01/24/2021	1,756,642

The accompanying notes are an integral part of these financial statements.

163

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(8) - (continued)
		Media - 0.4% - (continued)
		Charter Communications Operating LLC
$	2,982,750	3.00%, 07/01/2020	$2,958,530
	374,063	3.50%, 01/24/2023	374,063
	434,850	Media General, Inc. 4.00%, 07/31/2020	434,307
	710,000	Neptune Finco Corp. 5.00%, 10/09/2022	710,177
	235,000	Numericable U.S. LLC 5.00%, 01/15/2024	232,650
	225,000	Telenet International Finance S.a.r.l. 4.25%, 06/30/2024	222,797
	1,807,438	Tribune Media Co. 3.75%, 12/27/2020	1,800,660
	1,952,632	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	1,903,152

			11,301,794

		Metal Fabricate/Hardware - 0.1%
	1,234,380	Rexnord LLC 4.00%, 08/21/2020	1,217,753

		Mining - 0.1%
	435,955	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	435,001
	430,996	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	411,601
	580,615	Minerals Technologies, Inc. 3.75%, 05/09/2021	579,164

			1,425,766

		Miscellaneous Manufacturing - 0.0%
	215,032	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	213,352

		Oil & Gas - 0.1%
	530,550	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	314,791
	1,514,040	Fieldwood Energy LLC 3.88%, 10/01/2018	1,300,818
	600,000	Templar Energy LLC 8.50%, 11/25/2020	150,000

			1,765,609

		Oil & Gas Services - 0.0%
	555,000	Calpine Corp. 3.64%, 05/02/2023	548,584

		Packaging & Containers - 0.3%
	3,265,313	Berry Plastics Holding Corp. 3.50%, 02/08/2020	3,240,823
	513,541	Mauser U.S. Corp. 4.50%, 07/31/2021	502,629
	335,750	Owens-Illinois, Inc. 3.50%, 09/01/2022	334,491
	1,846,731	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,845,364
	647,833	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	641,083

			6,564,390

		Pharmaceuticals - 0.1%
	1,393,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,368,274

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(8) - (continued)
		Pharmaceuticals - 0.1% - (continued)
$	840,623	Valeant Pharmaceuticals International, Inc. 5.00%, 04/01/2022	$817,271

			2,185,545

		Pipelines - 0.1%
	738,882	Energy Transfer Equity L.P. 4.00%, 12/02/2019	717,063
	803,025	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	745,810

			1,462,873

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	990,000	4.25%, 11/04/2021	974,536
	415,000	9.25%, 11/04/2022	415,000

			1,389,536

		Real Estate Investment Trusts - 0.0%
	244,388	Equinix, Inc. 4.00%, 01/08/2023	243,166
	837,900	MGM Growth Properties LLC 4.00%, 04/25/2023	838,947

			1,082,113

		Retail - 0.2%
	508,563	Bass Pro Group LLC 4.00%, 06/05/2020	499,347
	601,067	Burger King 3.75%, 12/10/2021	600,016
	204,488	Coty, Inc. 3.75%, 10/27/2022	203,890
	466,570	Dollar Tree, Inc. 3.50%, 07/06/2022	465,889
	930,964	Michaels Stores, Inc. 4.00%, 01/28/2020	930,675
	1,547,810	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,387,395
	567,523	Party City Holdings, Inc. 4.25%, 08/19/2022	563,266
	759,395	PetSmart, Inc. 4.25%, 03/11/2022	755,507
	250,000	Rite Aid Corp. 5.75%, 08/21/2020	249,688

			5,655,673

		Semiconductors - 0.2%
	1,546,125	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,546,852
	859,681	Lattice Semiconductor Corp. 5.25%, 03/10/2021	840,339
		NXP B.V.
	1,039,927	3.75%, 01/11/2020	1,038,138
	589,187	3.75%, 12/07/2020	589,923
	540,000	ON Semiconductor Corp. 5.25%, 03/31/2023	541,350

			4,556,602

		Software - 0.5%
	430,000	Dell, Inc. 0.00%, 05/24/2023(9)	428,207
	356,400	Epicor Software Corp. 4.75%, 06/01/2022	349,607

The accompanying notes are an integral part of these financial statements.

164

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(8) - (continued)
		Software - 0.5% - (continued)
$	5,478,806	First Data Corp. 4.45%, 03/24/2021	$5,453,713
	831,124	Hyland Software, Inc. 4.75%, 07/01/2022	824,891
	1,618,468	Infor U.S., Inc. 3.75%, 06/03/2020	1,577,002
		Kronos, Inc.
	2,654,674	4.50%, 10/30/2019	2,645,383
	593,593	9.75%, 04/30/2020	596,068
	1,153,059	SS&C Technologies, Inc. 4.00%, 07/08/2022	1,151,860
	825,504	Verint Systems, Inc. 3.50%, 09/06/2019	822,409

			13,849,140

		Telecommunications - 0.2%
	302,713	CommScope, Inc. 3.75%, 12/29/2022	302,525
	2,020,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	2,010,910
	425,612	LTS Buyer LLC 4.00%, 04/13/2020	420,560
		Ziggo Financing Partnership
	1,028,777	3.60%, 01/15/2022	1,003,058
	625,532	3.65%, 01/15/2022	609,893
	970,691	3.65%, 01/15/2022	946,424

			5,293,370

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	57,200	1.50%, 01/31/2017(10)	56,735
	539,736	4.00%, 07/31/2022	535,353

			592,088

		Trucking & Leasing - 0.0%
	1,152,457	Consolidated Container Co. 5.00%, 07/03/2019	1,110,058

		Total Senior Floating Rate Interests (cost $154,036,739)	$148,411,900

U.S. GOVERNMENT AGENCIES - 58.7%
		FHLMC - 20.2%
	277,848	0.00%, 11/15/2036(13)	$253,039
	64,442,875	0.47%, 10/25/2020(2)(3)	536,319
	30,901,428	2.12%, 08/25/2018(2)(3)	1,057,095
	2,880,000	2.30%, 10/25/2027(2)	2,877,261
	2,970,000	2.45%, 12/25/2028(2)	2,989,782
	5,000,000	2.65%, 03/25/2025(2)	5,020,541
	1,805,000	2.65%, 10/25/2028(2)	1,819,635
	3,500,000	2.95%, 08/25/2024(2)	3,557,100
	4,467,671	3.00%, 08/01/2029	4,726,168
	15,750,000	3.00%, 07/01/2031(14)	16,522,119
	1,380,506	3.00%, 03/15/2033(3)	168,399
	41,625,000	3.00%, 07/01/2046(14)	43,150,727
	84,000,000	3.00%, 08/01/2046(14)	86,921,444
	11,200,000	3.05%, 12/25/2027(2)	11,414,545
	3,300,000	3.10%, 03/25/2028(2)	3,376,570
	11,397,000	3.30%, 04/25/2028(2)	11,716,506
	9,200,000	3.50%, 07/01/2031(14)	9,736,561
	8,476,829	3.50%, 08/01/2034	9,021,020

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 58.7% - (continued)
		FHLMC - 20.2% - (continued)
$	47,575,000	3.50%, 07/01/2046(14)	$50,154,459
	94,300,000	3.50%, 08/01/2046(14)	99,294,958
	8,420,588	4.00%, 08/01/2025	8,920,524
	6,016,891	4.00%, 07/15/2027(3)	614,360
	6,568,130	4.00%, 05/01/2042	7,056,040
	1,852,405	4.00%, 08/01/2042	1,993,249
	2,875,038	4.00%, 09/01/2042	3,083,816
	893,351	4.00%, 07/01/2044	961,473
	478,316	4.00%, 06/01/2045	513,448
	4,025,590	4.00%, 01/01/2046	4,317,360
	2,282,755	4.00%, 02/01/2046	2,444,705
	12,375,000	4.00%, 07/01/2046(14)	13,245,117
	60,500,000	4.00%, 08/01/2046(14)	64,697,188
	1,614,338	4.50%, 03/15/2041	1,975,746
	22,175,000	4.50%, 07/01/2046(14)	24,181,146
	4,967,003	4.75%, 07/15/2039	5,471,219
	1,799	5.50%, 10/01/2018	1,854
	92,369	5.50%, 03/01/2028	102,835
	165,126	5.50%, 04/01/2033	186,369
	1,700,815	5.50%, 05/01/2034	1,918,287
	2,393	5.50%, 11/01/2035	2,682
	44,181	5.50%, 05/01/2037	49,561
	101,300	5.50%, 11/01/2037	113,630
	177,116	5.50%, 02/01/2038	199,268
	73,647	5.50%, 04/01/2038	82,719
	89,921	5.50%, 06/01/2038	100,892
	10,194,123	5.50%, 08/01/2038	11,436,066
	951,829	5.50%, 09/01/2038	1,068,515
	19,556	5.50%, 12/01/2039	21,995
	257,691	5.50%, 02/01/2040	289,435
	820,388	5.50%, 05/01/2040	922,695
	832,294	5.50%, 08/01/2040	933,990
	3,290,017	5.50%, 06/01/2041	3,703,365
	41	6.00%, 04/01/2017	41
	60	6.00%, 05/01/2017	61
	91	6.00%, 07/01/2017	92
	1,746	6.00%, 07/01/2029	1,983
	410,017	6.00%, 10/01/2032	472,654
	452,001	6.00%, 11/01/2032	521,307
	506,201	6.00%, 12/01/2032	584,132
	31,686	6.00%, 11/01/2033	36,590
	58,870	6.00%, 01/01/2034	67,974
	35,224	6.00%, 02/01/2034	40,670
	430,760	6.00%, 08/01/2034	497,451
	469,989	6.00%, 09/01/2034	542,750
	347,254	6.00%, 01/01/2035	399,133
	3,496,217	6.00%, 11/01/2037	3,989,126
	1,100,000	6.00%, 07/01/2046(14)	1,250,687
	264	6.50%, 07/01/2031	303
	368	6.50%, 08/01/2032	422
	1,707,409	6.50%, 07/15/2036	1,951,102
	275,783	6.50%, 12/01/2037	335,798
	197	7.50%, 09/01/2029	222
	3,277	7.50%, 11/01/2031	3,808

			535,620,103

		FNMA - 28.7%
	238,614	0.00%, 03/25/2036(13)	212,165
	2,100,328	0.00%, 06/25/2036(13)	1,851,851
	8,377,377	1.69%, 05/25/2046(3)	523,121
	7,701,583	1.84%, 04/25/2055(2)(3)	475,620

The accompanying notes are an integral part of these financial statements.

165

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 58.7% - (continued)
		FNMA - 28.7% - (continued)
$	4,635,685	1.88%, 06/25/2055(2)(3)	$307,372
	7,476,658	1.95%, 08/25/2044(2)(3)	513,131
	135,000	2.44%, 01/01/2023	140,584
	1,579,189	2.50%, 06/25/2028(3)	137,748
	62,225,000	2.50%, 07/01/2031(14)	64,377,313
	296,934	2.50%, 01/01/2043	300,635
	6,103,931	2.50%, 02/01/2043	6,179,997
	2,527,657	2.50%, 03/01/2043	2,559,156
	5,011,579	2.50%, 05/01/2043	5,074,037
	3,146,069	2.50%, 06/01/2043	3,185,272
	2,373,080	2.50%, 04/01/2045	2,402,665
	9,780,000	2.65%, 06/01/2025	10,191,470
	13,400,000	2.69%, 04/01/2025	14,005,795
	4,090,202	2.78%, 02/01/2027	4,301,693
	1,444,234	3.00%, 09/25/2027(3)	135,817
	10,477,406	3.00%, 01/25/2028(3)	955,625
	4,452,369	3.00%, 04/25/2028(3)	457,107
	65,732,000	3.00%, 07/01/2031(14)	68,910,760
	44,275,000	3.00%, 07/01/2046(14)	45,947,408
	21,800,000	3.00%, 08/01/2046(14)	22,582,581
	540,000	3.16%, 12/01/2026	585,223
	501,423	3.24%, 12/01/2026	546,368
	573,603	3.34%, 04/01/2024	626,556
	215,349	3.45%, 01/01/2024	235,997
	227,052	3.47%, 01/01/2024	249,714
	2,491,736	3.50%, 05/25/2030(3)	294,729
	6,904,352	3.50%, 01/01/2046	7,297,939
	8,169,215	3.50%, 02/01/2046	8,634,913
	164,200,000	3.50%, 07/14/2046	173,256,648
	142,500,000	3.50%, 08/01/2046(14)	150,181,634
	567,730	3.67%, 08/01/2023	629,429
	155,000	3.70%, 10/01/2023	172,864
	2,037,367	3.74%, 06/01/2026	2,290,425
	210,000	3.76%, 03/01/2024	235,503
	315,000	3.86%, 12/01/2025	357,468
	165,000	3.86%, 11/01/2023	185,888
	538,572	3.87%, 10/01/2025	608,764
	690,608	3.89%, 05/01/2030	776,422
	730,286	3.93%, 10/01/2023	822,840
	301,282	3.96%, 05/01/2034	337,726
	194,798	3.97%, 05/01/2029	222,783
	4,235,152	4.00%, 06/01/2025	4,515,381
	1,208,206	4.00%, 10/01/2025	1,288,336
	7,373,104	4.00%, 10/01/2040	7,932,342
	2,970,032	4.00%, 11/01/2040	3,195,798
	2,228,862	4.00%, 12/01/2040	2,397,336
	1,099,960	4.00%, 02/01/2041	1,183,162
	2,639,740	4.00%, 03/01/2041	2,838,246
	1,111,765	4.00%, 03/25/2042(3)	165,581
	1,084,979	4.00%, 08/01/2042	1,168,774
	2,422,617	4.00%, 09/01/2042	2,609,718
	648,146	4.00%, 11/25/2042(3)	96,044
	1,717,835	4.00%, 05/01/2045	1,845,907
	1,197,424	4.00%, 06/01/2045	1,283,835
	4,296,734	4.00%, 05/01/2046	4,623,492
	1,760,621	4.00%, 06/01/2046	1,889,611
	450,000	4.00%, 07/01/2046(14)	482,471
	37,000,000	4.00%, 08/01/2046(14)	39,635,188
	2,829,726	4.02%, 11/01/2028	3,239,000
	448,792	4.06%, 10/01/2028	524,555
	1,345,131	4.50%, 04/01/2025	1,426,969

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 58.7% - (continued)
		FNMA - 28.7% - (continued)
$	1,574,600	4.50%, 07/25/2027(3)	$154,332
	6,985,939	4.50%, 08/01/2040	7,697,432
	6,819,085	4.50%, 10/01/2040	7,471,166
	3,108,044	4.50%, 10/01/2041	3,402,979
	2,699,314	4.50%, 09/01/2043	2,944,462
	13,600,000	4.50%, 07/01/2046(14)	14,845,179
	2,702	5.00%, 02/01/2018	2,774
	67,920	5.00%, 04/01/2018	69,782
	416,876	5.00%, 05/01/2018	428,630
	489,440	5.00%, 06/01/2018	502,807
	13,429	5.00%, 07/01/2018	13,817
	146,408	5.00%, 09/01/2018	150,539
	393,870	5.00%, 01/01/2020	407,245
	1,445,196	5.00%, 06/01/2022	1,552,076
	514,859	5.00%, 06/01/2025	553,188
	1,287,381	5.00%, 04/25/2038	1,404,336
	947,499	5.46%, 05/25/2042(2)(3)	108,219
	2,673	5.50%, 01/01/2017	2,689
	63,045	5.50%, 02/01/2018	64,308
	1,959	5.50%, 06/01/2018	2,018
	11,105	5.50%, 11/01/2018	11,380
	74,482	5.50%, 08/01/2019	78,228
	136,600	5.50%, 09/01/2019	142,579
	33,702	5.50%, 10/01/2019	35,114
	15,281	5.50%, 01/01/2020	15,951
	10,675	5.50%, 03/01/2020	11,159
	663,281	5.50%, 05/01/2020	698,880
	353,058	5.50%, 06/01/2022	384,584
	423,946	5.50%, 06/01/2033	480,767
	425,963	5.50%, 08/01/2033	482,907
	1,972,410	5.50%, 09/01/2033	2,238,395
	1,918,916	5.50%, 12/01/2033	2,208,614
	1,648,134	5.50%, 01/01/2034	1,870,398
	7,104,789	5.50%, 11/01/2035	8,067,364
	2,264,053	5.50%, 04/01/2036	2,558,461
	1,730,259	5.50%, 09/01/2036	1,962,089
	185,943	5.50%, 01/01/2037	209,028
	1,132,252	5.50%, 04/25/2037	1,286,197
	4,669,166	5.50%, 06/25/2042(3)	912,737
	64	6.00%, 10/01/2016	64
	4,979	6.00%, 03/01/2022	5,099
	732,993	6.00%, 12/01/2032	850,677
	778,382	6.00%, 01/01/2033	896,776
	147,201	6.00%, 02/01/2033	168,703
	995,203	6.00%, 03/01/2033	1,152,177
	2,156,424	6.00%, 02/01/2037	2,470,971
	2	6.50%, 07/01/2016	2
	285	6.50%, 05/01/2017	289
	1,489	6.50%, 05/01/2031	1,713
	1,461	6.50%, 09/01/2031	1,719
	2,555	6.50%, 07/01/2032	3,008
	2,365	7.00%, 07/01/2029	2,857
	102	7.00%, 12/01/2030	105
	900	7.00%, 02/01/2032	1,002
	382	7.00%, 03/01/2032	469
	2,194	7.00%, 09/01/2032	2,380
	65,329	7.00%, 10/01/2037	69,618
	3,826	7.50%, 10/01/2022	4,304
	2,474	7.50%, 06/01/2027	3,022
	3,157	7.50%, 10/01/2029	3,315
	21,000	7.50%, 03/01/2030	23,790
	14,602	7.50%, 04/01/2030	16,800

The accompanying notes are an integral part of these financial statements.

166

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 58.7% - (continued)
		FNMA - 28.7% - (continued)
$	1,604	7.50%, 06/01/2030	$1,909
	2,867	7.50%, 07/01/2030	3,405
	802	7.50%, 08/01/2030	954
	6,316	7.50%, 10/01/2030	6,437
	8,530	7.50%, 01/01/2031	8,781
	4,911	7.50%, 02/01/2031	5,106
	36,664	7.50%, 05/01/2031	44,667
	16,926	7.50%, 06/01/2031	18,630
	2,616	7.50%, 08/01/2031	3,103
	42,627	7.50%, 09/01/2031	45,088
	389	7.50%, 05/01/2032	467

			757,870,719

		GNMA - 9.8%
	11,782,563	3.00%, 03/15/2045	12,319,286
	543,491	3.00%, 04/15/2045	568,248
	6,870,210	3.00%, 07/15/2045	7,183,163
	136,992	3.00%, 08/15/2045	143,233
	27,150,000	3.00%, 07/01/2046(14)	28,387,128
	27,500,000	3.00%, 08/01/2046(14)	28,697,217
	606,544	3.50%, 11/15/2042	651,989
	18,972	3.50%, 12/15/2042	20,265
	425,464	3.50%, 02/15/2043	454,357
	17,892	3.50%, 03/15/2043	19,109
	2,488,119	3.50%, 04/15/2043	2,656,953
	8,581,828	3.50%, 05/15/2043	9,152,067
	62,750,000	3.50%, 07/01/2046(14)	66,600,792
	1,600,000	3.50%, 08/01/2046(14)	1,695,938
	9,853,866	4.00%, 07/20/2040	10,618,151
	11,047,150	4.00%, 09/20/2040	11,903,997
	16,465,819	4.00%, 10/20/2040	17,750,424
	2,364,719	4.00%, 12/20/2040	2,540,709
	781,725	4.00%, 05/16/2042(3)	109,794
	493,879	4.00%, 01/20/2044(3)	105,484
	402,171	4.50%, 11/15/2039	444,195
	3,593,558	4.50%, 05/15/2040	4,007,449
	11,709,307	4.50%, 05/20/2040	12,752,050
	512,157	4.50%, 07/15/2041	568,333
	2,700,000	4.50%, 07/01/2046(14)	2,897,423
	1,227,393	5.00%, 05/20/2040	1,365,400
	2,992,888	5.00%, 06/15/2041	3,358,707
	3,732,935	5.00%, 10/16/2041(3)	635,322
	4,743,672	5.00%, 03/15/2044	5,323,588
	5,100,000	5.00%, 07/01/2046(14)	5,674,384
	732,985	5.50%, 03/15/2033	831,945
	1,200,215	5.50%, 04/15/2033	1,396,046
	1,210,646	5.50%, 05/15/2033	1,407,890
	1,958,197	5.50%, 10/20/2034	2,204,674
	2,200	6.00%, 12/15/2023	2,514
	1,252	6.00%, 01/15/2029	1,431
	2,205	6.00%, 04/15/2029	2,586
	70,145	6.00%, 12/15/2031	81,678
	1,350	6.00%, 10/15/2032	1,583
	34,993	6.00%, 06/15/2033	41,067
	3,717	6.00%, 03/15/2034	4,362
	80,164	6.00%, 08/15/2034	92,107
	200,926	6.00%, 09/15/2034	235,922
	65,504	6.00%, 02/15/2035	74,878
	441,541	6.00%, 12/15/2035	512,254
	78,222	6.00%, 02/15/2036	89,422
	309,327	6.00%, 03/15/2036	358,409

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 58.7% - (continued)
		GNMA - 9.8% - (continued)
$	34,079	6.00%, 04/15/2036	$38,956
	220,543	6.00%, 05/15/2036	256,442
	486,187	6.00%, 06/15/2036	562,474
	276,925	6.00%, 07/15/2036	317,968
	65,912	6.00%, 08/15/2036	77,185
	308,499	6.00%, 02/15/2037	358,036
	1,892	6.00%, 05/15/2037	2,165
	659,407	6.00%, 06/15/2037	764,028
	524,368	6.00%, 07/15/2037	600,045
	127,566	6.00%, 08/15/2037	148,169
	92,790	6.00%, 09/15/2037	106,184
	168,360	6.00%, 10/15/2037	192,773
	169,659	6.00%, 11/15/2037	194,041
	182,641	6.00%, 12/15/2037	211,053
	290,141	6.00%, 01/15/2038	335,162
	32,649	6.00%, 02/15/2038	37,375
	59,013	6.00%, 05/15/2038	67,571
	11,413	6.00%, 06/15/2038	13,077
	75,087	6.00%, 08/15/2038	85,954
	198,661	6.00%, 09/15/2038	227,402
	214,565	6.00%, 10/15/2038	247,949
	484,359	6.00%, 11/15/2038	553,976
	264,361	6.00%, 12/15/2038	302,323
	3,092	6.00%, 01/15/2039	3,542
	44,525	6.00%, 08/15/2039	50,969
	156,602	6.00%, 11/15/2039	179,110
	142,602	6.00%, 02/15/2040	163,119
	1,630,695	6.00%, 06/15/2040	1,865,061
	310,969	6.00%, 07/15/2040	355,661
	1,671,860	6.00%, 06/15/2041	1,916,557
	28,532	6.50%, 06/15/2028	32,551
	966	6.50%, 07/15/2028	1,103
	4,498	6.50%, 08/15/2028	5,131
	21,182	6.50%, 09/15/2028	24,166
	4,484	6.50%, 10/15/2028	4,751
	6,493	6.50%, 11/15/2028	7,409
	13,337	6.50%, 12/15/2028	15,215
	20,071	6.50%, 01/15/2029	22,899
	33,927	6.50%, 02/15/2029	38,719
	347,682	6.50%, 03/15/2029	396,654
	52,099	6.50%, 04/15/2029	59,437
	32,358	6.50%, 05/15/2029	36,916
	218,532	6.50%, 06/15/2029	249,312
	10,549	6.50%, 07/15/2029	12,034
	492	6.50%, 03/15/2031	562
	275,395	6.50%, 04/15/2031	314,185
	88,393	6.50%, 05/15/2031	104,297
	14,348	6.50%, 06/15/2031	16,833
	294,231	6.50%, 07/15/2031	337,239
	133,326	6.50%, 08/15/2031	152,114
	175,268	6.50%, 09/15/2031	200,842
	168,293	6.50%, 10/15/2031	191,997
	517,981	6.50%, 11/15/2031	594,592
	91,966	6.50%, 12/15/2031	104,920
	390,348	6.50%, 01/15/2032	448,170
	90,156	6.50%, 02/15/2032	107,115
	84,469	6.50%, 03/15/2032	96,367
	298,828	6.50%, 04/15/2032	356,354
	1,064	6.50%, 05/15/2032	1,214
	54,903	6.50%, 06/15/2032	62,636
	1,215	6.50%, 09/15/2032	1,467

The accompanying notes are an integral part of these financial statements.

167

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 58.7% - (continued)
		GNMA - 9.8% - (continued)
$	11,040	7.00%, 06/20/2030	$12,612
	1,015	7.00%, 02/15/2031	1,119
	213	7.00%, 06/15/2031	230
	230	7.00%, 08/15/2031	269
	858	8.50%, 11/15/2024	861

			260,190,542

		Total U.S. Government Agencies (cost $1,534,758,214)	$1,553,681,364

U.S. GOVERNMENT SECURITIES - 3.3%
		U.S. Treasury Securities - 3.3%
		U.S. Treasury Bonds - 3.2%
	43,517,870	0.25%, 01/15/2025(7)(15)	$44,180,821
	1,350,000	2.50%, 02/15/2045(15)	1,405,530
	7,439,000	2.50%, 02/15/2046(15)	7,746,149
	2,800,000	3.00%, 11/15/2044(15)(16)	3,219,345
	5,595,000	3.00%, 05/15/2045(15)	6,430,971
	9,544,000	3.00%, 11/15/2045(15)	10,974,111
	9,260,000	3.13%, 08/15/2044(15)(16)	10,900,029

			84,856,956

		U.S. Treasury Notes - 0.1%
	1,300,000	0.50%, 09/30/2016(15)	1,300,484
	200,000	2.38%, 08/15/2024(15)	215,281

			1,515,765

		Total U.S. Government Securities (cost $82,484,245)	$86,372,721

PREFERRED STOCKS - 0.1%
		Banks - 0.1%
	2,242	U.S. Bancorp Series A(2)(6)	$1,897,293

		Diversified Financials - 0.0%
	30,000	Citigroup Capital XIII(2)	782,100
	2,000	Discover Financial Services Series B(6)	52,880

			834,980

		Total Preferred Stocks (cost $2,476,420)	$2,732,273

		Total Long-Term Investments (cost $3,619,646,402)	$3,665,159,721

SHORT-TERM INVESTMENTS - 4.2%
		Other Investment Pools & Funds - 4.2%
	110,972,984	Federated Prime Obligations Fund	$110,972,985

		Total Short-Term Investments (cost $110,972,984)	$110,972,985

Total Investments (cost $3,730,619,386)^	142.8%	$3,776,132,706
Other Assets and Liabilities	(42.8)%	(1,131,666,985)

Total Net Assets	100.0%	$2,644,465,721

The accompanying notes are an integral part of these financial statements.

168

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$81,230,121
Unrealized Depreciation	(35,716,801)

Net Unrealized Appreciation	$45,513,320

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $743,704,649, which represents 28.1% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2016.

(3)	Securities disclosed are interest-only strips.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $6,907,229 at June 30, 2016.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $49,529,277, which represents 1.9% of total net assets.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of June 30, 2016.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of June 30, 2016, the aggregate value of the unfunded commitment was $716,685, which rounds to zero percent of total net assets.

(11)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	Securities disclosed are principal-only strips.

(14)	Represents or includes a TBA transaction.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

169

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

OTC Swaption Contracts Outstanding at June 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.26	GSC	82.50 USD	07/20/16	USD	(198,795,000)	$(503,719)	$(459,217)	$(44,502)

Written swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.26	GSC	82.50 USD	07/20/16	USD	(198,795,000)	$(251,738)	$(450,271)	$198,533

Total written swaption contracts					(397,590,000)	$(755,457)	$(909,488)	$154,031

Futures Contracts Outstanding at June 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	317	09/30/2016	$69,036,950	$69,527,016	$490,066
U.S. Treasury 5-Year Note Future	4,562	09/30/2016	548,097,509	557,312,455	9,214,946
U.S. Treasury CBT Ultra Long Term Bond Future	428	09/21/2016	76,201,883	79,768,500	3,566,617
U.S. Treasury Long Bond Future	193	09/21/2016	31,587,967	33,262,344	1,674,377

Total					$14,946,006

Short position contracts:
Euro-Bund Future	163	09/08/2016	$29,401,935	$30,230,206	$(828,271)
U.S. 10-Year Ultra Future	17	09/21/2016	2,386,776	2,476,422	(89,646)
U.S. Treasury 10-Year Note Future	1,970	09/21/2016	255,762,201	261,979,219	(6,217,018)

Total					$(7,134,935)

Total futures contracts					$7,811,071

TBA Sale Commitments Outstanding at June 30, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$1,625,000	07/01/2046	$(1,793,791)	$(10,354)
FHLMC, 5.50%	5,100,000	07/01/2046	(5,684,145)	(26,333)
FNMA, 3.00%	37,600,000	08/01/2046	(38,951,250)	—
FNMA, 3.50%	6,850,000	07/01/2031	(7,258,429)	(7,192)
FNMA, 3.50%	84,450,000	07/01/2046	(88,878,474)	77
FNMA, 4.00%	9,400,000	07/01/2031	(9,739,282)	23,500
FNMA, 4.00%	875,000	07/01/2046	(938,139)	(351)
FNMA, 4.50%	20,375,000	07/01/2046	(22,240,480)	13,553
FNMA, 4.50%	6,700,000	08/01/2046	(7,309,281)	—
FNMA, 5.00%	700,000	07/01/2046	(777,743)	(2,493)
FNMA, 5.50%	18,000,000	07/01/2046	(20,233,125)	(81,563)
FNMA, 6.00%	4,800,000	07/01/2046	(5,489,150)	(13,400)
GNMA, 4.00%	44,499,000	07/01/2046	(47,565,257)	(46,541)

Total (proceeds $256,707,449)			$(256,858,546)	$(151,097)

At June 30, 2016, the aggregate market value of these securities represents (9.7)% of total net assets.

The accompanying notes are an integral part of these financial statements.

170

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at June 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	2,076,819	(0.32)%	07/25/45	$395,673	$—	$395,790	$117
ABX.HE.AAA.06-1	BCLY	USD	318,611	(0.18)%	07/25/45	7,164	—	7,075	(89)
ABX.HE.AAA.06-1	JPM	USD	131,139	(0.18)%	07/25/45	3,070	—	2,926	(144)
ABX.HE.AAA.06-1	GSC	USD	15,700	(0.18)%	07/25/45	1,285	—	350	(935)
ABX.HE.AAA.06-1	BOA	USD	159,767	(0.18)%	07/25/45	8,687	—	3,563	(5,124)
ABX.HE.AAA.06-1	MSC	USD	120,980	(0.18)%	07/25/45	9,905	—	2,698	(7,207)
ABX.HE.AAA.06-2	JPM	USD	799,544	(0.11)%	05/25/46	104,474	—	97,180	(7,294)
ABX.HE.AAA.06-2	BOA	USD	1,345,217	(0.11)%	05/25/46	306,037	—	163,505	(142,532)
ABX.HE.AAA.07-1	MSC	USD	2,277,461	(0.09)%	08/25/37	520,554	—	561,557	41,003
ABX.HE.AAA.07-1	GSC	USD	1,689,243	(0.09)%	08/25/37	397,564	—	416,527	18,963
ABX.HE.AAA.07-1	MSC	USD	184,761	(0.09)%	08/25/37	44,474	—	45,557	1,083
ABX.HE.AAA.07-1	CSI	USD	4,106,218	(0.09)%	08/25/37	1,111,186	—	1,012,496	(98,690)
ABX.HE.PENAAA.06-2	BCLY	USD	515,521	(0.11)%	05/25/46	62,683	—	53,240	(9,443)
ABX.HE.PENAAA.06-2	JPM	USD	691,576	(0.11)%	05/25/46	181,539	—	84,058	(97,481)
ABX.HE.PENAAA.06-2	GSC	USD	1,266,430	(0.11)%	05/25/46	316,608	—	153,937	(162,671)
ABX.HE.PENAAA.06-2	JPM	USD	1,594,224	(0.11)%	05/25/46	376,137	—	193,770	(182,367)
ABX.HE.PENAAA.06-2	MSC	USD	1,595,196	(0.11)%	05/25/46	386,835	—	193,888	(192,947)
CDX.EM.25	BCLY	USD	55,817,000	(1.00)%	06/20/21	4,480,517	—	4,159,375	(321,142)
CDX.EM.25	BOA	USD	3,575,000	(1.00)%	06/20/21	308,192	—	266,402	(41,790)
CDX.EM.25	GSC	USD	40,931,000	(1.00)%	06/20/21	3,560,468	—	3,050,099	(510,369)
CMBX.NA.A.7	JPM	USD	2,965,000	(2.00)%	01/17/47	—	(59,165)	203,558	262,723
CMBX.NA.A.7	BCLY	USD	320,000	(2.00)%	01/17/47	—	(1,796)	21,970	23,766
CMBX.NA.AA.2	BOA	USD	3,123,559	(0.15)%	03/15/49	1,177,752	—	1,311,395	133,643
CMBX.NA.AA.2	BOA	USD	1,779,683	(0.15)%	03/15/49	668,488	—	747,141	78,653
CMBX.NA.AA.2	GSC	USD	211,275	(0.15)%	03/15/49	63,394	—	88,702	25,308
CMBX.NA.AA.7	CSI	USD	3,745,000	(1.50)%	01/17/47	—	(18,792)	155,319	174,111
CMBX.NA.AA.7	CSI	USD	2,750,000	(1.50)%	01/17/47	—	(24,186)	114,053	138,239
CMBX.NA.AA.7	CSI	USD	2,725,000	(1.50)%	01/17/47	10,371	—	113,016	102,645
CMBX.NA.AA.7	CSI	USD	2,580,000	(1.50)%	01/17/47	11,596	—	107,002	95,406
CMBX.NA.AA.7	CSI	USD	2,575,000	(1.50)%	01/17/47	13,473	—	106,796	93,323
CMBX.NA.AA.7	MSC	USD	1,745,000	(1.50)%	01/17/47	—	(14,564)	72,372	86,936
CMBX.NA.AA.7	MSC	USD	545,000	(1.50)%	01/17/47	—	(6,220)	22,604	28,824
CMBX.NA.AA.7	MSC	USD	1,300,000	(1.50)%	01/17/47	89,983	—	53,916	(36,067)
CMBX.NA.AA.8	BCLY	USD	1,410,000	(1.50)%	10/17/57	104,330	—	102,104	(2,226)
CMBX.NA.AJ.2	GSC	USD	3,552,229	(1.09)%	03/15/49	255,030	—	490,815	235,785
CMBX.NA.AJ.2	DEUT	USD	3,447,310	(1.09)%	03/15/49	297,591	—	476,093	178,502
CMBX.NA.AJ.2	CSI	USD	2,750,354	(1.09)%	03/15/49	216,268	—	379,840	163,572
CMBX.NA.AJ.2	GSC	USD	861,828	(1.09)%	03/15/49	61,873	—	119,023	57,150
CMBX.NA.AJ.2	CBK	USD	520,844	(1.09)%	03/15/49	43,313	—	71,932	28,619
CMBX.NA.AJ.4	MSC	USD	5,235,091	(0.96)%	02/17/51	935,703	—	1,463,524	527,821
CMBX.NA.AJ.4	CSI	USD	3,064,083	(0.96)%	02/17/51	548,464	—	856,596	308,132
CMBX.NA.AJ.4	DEUT	USD	2,935,796	(0.96)%	02/17/51	546,485	—	820,731	274,246
CMBX.NA.AJ.4	CBK	USD	2,353,571	(0.96)%	02/17/51	425,428	—	657,965	232,537
CMBX.NA.AJ.4	GSC	USD	1,075,636	(0.96)%	02/17/51	176,183	—	300,706	124,523
CMBX.NA.AJ.4	MSC	USD	4,154,521	(0.96)%	02/17/51	1,624,132	—	1,161,439	(462,693)
CMBX.NA.AM.2	MSC	USD	1,695,836	(0.50)%	03/15/49	8,214	—	9,829	1,615
CMBX.NA.AM.2	DEUT	USD	3,311,352	(0.50)%	03/15/49	190,403	—	19,192	(171,211)
CMBX.NA.AM.2	CSI	USD	3,313,877	(0.50)%	03/15/49	202,975	—	19,207	(183,768)
CMBX.NA.AM.4	CBK	USD	605,000	(0.50)%	02/17/51	13,458	—	16,708	3,250
CMBX.NA.AM.4	MSC	USD	2,410,000	(0.50)%	02/17/51	540,111	—	66,556	(473,555)
CMBX.NA.AS.6	CSI	USD	6,520,000	(1.00)%	05/11/63	83,885	—	116,187	32,302
CMBX.NA.AS.6	CSI	USD	1,035,000	(1.00)%	05/11/63	—	(2,012)	18,444	20,456
CMBX.NA.AS.7	CSI	USD	3,650,000	(1.00)%	01/17/47	82,021	—	98,232	16,211
CMBX.NA.AS.7	CBK	USD	2,900,000	(1.00)%	01/17/47	64,896	—	78,047	13,151
CMBX.NA.AS.7	CSI	USD	490,000	(1.00)%	01/17/47	2,524	—	13,187	10,663
CMBX.NA.AS.7	GSC	USD	2,340,000	(1.00)%	01/17/47	67,660	—	63,106	(4,554)

The accompanying notes are an integral part of these financial statements.

171

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at June 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: – (continued)
Buy protection: – (continued)
CMBX.NA.AS.8	DEUT	USD	1,115,000	(1.00)%	10/17/57	$83,153	$—	$53,503	$(29,650)
CMBX.NA.BBB.6	GSC	USD	1,960,000	(3.00)%	05/11/63	125,532	—	143,974	18,442
CMBX.NA.BBB.7	MSC	USD	5,005,000	(3.00)%	01/17/47	457,047	—	506,921	49,874
CMBX.NA.BBB.7	CSI	USD	1,765,000	(3.00)%	01/17/47	145,214	—	178,470	33,256
CMBX.NA.BBB.7	DEUT	USD	900,000	(3.00)%	01/17/47	67,242	—	91,004	23,762
CMBX.NA.BBB.7	CSI	USD	900,000	(3.00)%	01/17/47	69,953	—	91,004	21,051
CMBX.NA.BBB.7	CSI	USD	2,020,000	(3.00)%	01/17/47	185,364	—	204,254	18,890
CMBX.NA.BBB.7	GSC	USD	1,555,000	(3.00)%	01/17/47	148,369	—	157,236	8,867
CMBX.NA.BBB.7	GSC	USD	705,000	(3.00)%	01/17/47	65,059	—	71,404	6,345
CMBX.NA.BBB.7	GSC	USD	1,410,000	(3.00)%	01/17/47	137,704	—	142,574	4,870
CMBX.NA.BBB.7	DEUT	USD	920,000	(3.00)%	01/17/47	89,690	—	93,027	3,337
CMBX.NA.BBB.7	MSC	USD	795,000	(3.00)%	01/17/47	79,728	—	80,520	792
CMBX.NA.BBB.7	DEUT	USD	950,000	(3.00)%	01/17/47	120,821	—	96,060	(24,761)
CMBX.NA.BBB.7	MSC	USD	1,350,000	(3.00)%	01/17/47	167,178	—	136,507	(30,671)
CMBX.NA.BBB.7	GSC	USD	905,000	(3.00)%	01/17/47	129,104	—	91,510	(37,594)

Total						$23,180,214	$(126,735)	$23,539,268	$485,789

Sell protection:
CMBX.NA.A.2	MLI	USD	212,031	0.25%	03/15/49	$—	$(130,805)	$(141,213)	$(10,408)
CMBX.NA.A.2	GSC	USD	368,264	0.25%	03/15/49	—	(224,471)	(245,184)	(20,713)
CMBX.NA.A.2	MLI	USD	496,970	0.25%	03/15/49	—	(306,157)	(330,837)	(24,680)
CMBX.NA.A.2	MLI	USD	1,026,675	0.25%	03/15/49	—	(633,461)	(683,543)	(50,082)
CMBX.NA.A.2	GSC	USD	1,182,908	0.25%	03/15/49	—	(727,692)	(787,562)	(59,870)
CMBX.NA.A.2	MSC	USD	1,141,989	0.25%	03/15/49	—	(698,420)	(760,318)	(61,898)
CMBX.NA.A.2	CSI	USD	1,577,210	0.25%	03/15/49	—	(974,437)	(1,050,083)	(75,646)
CMBX.NA.A.2	BOA	USD	1,521,413	0.25%	03/15/49	—	(837,488)	(1,012,933)	(175,445)
CMBX.NA.A.6	GSC	USD	1,915,000	2.00%	05/11/63	24,998	—	(96,814)	(121,812)
CMBX.NA.AAA.6	JPM	USD	30,061,000	0.50%	05/11/63	—	(1,238,671)	(471,684)	766,987
CMBX.NA.AAA.6	UBS	USD	15,710,000	0.50%	05/11/63	—	(418,543)	(246,504)	172,039
CMBX.NA.AAA.6	JPM	USD	8,150,000	0.50%	05/11/63	—	(259,064)	(127,881)	131,183
CMBX.NA.AAA.6	UBS	USD	6,630,000	0.50%	05/11/63	—	(214,654)	(104,031)	110,623
CMBX.NA.AAA.6	MLI	USD	5,850,000	0.50%	05/11/63	—	(193,030)	(91,792)	101,238
CMBX.NA.AAA.6	MLI	USD	5,710,000	0.50%	05/11/63	—	(190,811)	(89,595)	101,216
CMBX.NA.AAA.6	MLI	USD	5,978,000	0.50%	05/11/63	—	(192,782)	(93,800)	98,982
CMBX.NA.AAA.6	MLI	USD	2,855,000	0.50%	05/11/63	—	(97,913)	(44,797)	53,116
CMBX.NA.AAA.6	MLI	USD	5,505,000	0.50%	05/11/63	—	(127,520)	(86,378)	41,142
CMBX.NA.AAA.6	CSI	USD	1,660,000	0.50%	05/11/63	—	(61,371)	(26,047)	35,324
CMBX.NA.AAA.6	DEUT	USD	3,610,000	0.50%	05/11/63	—	(87,993)	(56,645)	31,348
CMBX.NA.AAA.6	GSC	USD	1,830,000	0.50%	05/11/63	—	(58,979)	(28,714)	30,265
CMBX.NA.AAA.6	DEUT	USD	1,570,000	0.50%	05/11/63	—	(53,417)	(24,635)	28,782
CMBX.NA.AAA.6	MSC	USD	1,335,000	0.50%	05/11/63	—	(45,421)	(20,947)	24,474
CMBX.NA.AAA.6	CSI	USD	2,635,000	0.50%	05/11/63	—	(62,659)	(41,345)	21,314
CMBX.NA.AAA.6	CSI	USD	2,635,000	0.50%	05/11/63	—	(62,583)	(41,346)	21,237
CMBX.NA.AAA.6	MSC	USD	2,520,000	0.50%	05/11/63	—	(59,185)	(39,541)	19,644
CMBX.NA.AAA.6	MSC	USD	990,000	0.50%	05/11/63	—	(33,246)	(15,533)	17,713
CMBX.NA.AAA.6	GSC	USD	820,000	0.50%	05/11/63	—	(27,882)	(12,866)	15,016
CMBX.NA.AAA.6	MLI	USD	1,719,000	0.50%	05/11/63	—	(40,827)	(26,972)	13,855
CMBX.NA.AAA.6	GSC	USD	610,000	0.50%	05/11/63	—	(20,307)	(9,572)	10,735
CMBX.NA.AAA.6	MSC	USD	1,065,000	0.50%	05/11/63	—	(25,294)	(16,711)	8,583
CMBX.NA.AAA.6	GSC	USD	14,810,000	0.50%	05/11/63	—	(173,076)	(232,382)	(59,306)
CMBX.NA.BB.6	CSI	USD	5,525,000	5.00%	05/11/63	—	(646,699)	(753,851)	(107,152)
CMBX.NA.BB.6	CSI	USD	1,906,000	5.00%	05/11/63	31,606	—	(260,061)	(291,667)
CMBX.NA.BB.8	GSC	USD	2,005,000	5.00%	10/17/57	—	(677,224)	(533,633)	143,591
CMBX.NA.BB.8	MSC	USD	2,005,000	5.00%	10/17/57	—	(618,320)	(533,633)	84,687
CMBX.NA.BB.8	GSC	USD	2,005,000	5.00%	10/17/57	—	(604,545)	(533,633)	70,912
CMBX.NA.BB.8	GSC	USD	910,000	5.00%	10/17/57	—	(282,349)	(242,197)	40,152
CMBX.NA.BB.8	CSI	USD	915,000	5.00%	10/17/57	—	(162,581)	(243,528)	(80,947)

The accompanying notes are an integral part of these financial statements.

172

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at June 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: – (continued)
Sell protection: – (continued)
CMBX.NA.BB.8	GSC	USD	915,000	5.00%	10/17/57	$—	$(147,403)	$(243,529)	$(96,126)
CMBX.NA.BB.8	CSI	USD	500,000	5.00%	10/17/57	—	(36,645)	(133,076)	(96,431)
CMBX.NA.BB.8	CSI	USD	910,000	5.00%	10/17/57	—	(132,948)	(242,197)	(109,249)
CMBX.NA.BB.8	CSI	USD	870,000	5.00%	10/17/57	—	(105,619)	(231,551)	(125,932)
CMBX.NA.BB.8	JPM	USD	770,000	5.00%	10/17/57	—	(56,433)	(204,936)	(148,503)
CMBX.NA.BB.8	GSC	USD	1,080,000	5.00%	10/17/57	—	(110,923)	(287,443)	(176,520)
CMBX.NA.BB.8	MLI	USD	1,350,000	5.00%	10/17/57	—	(173,568)	(359,304)	(185,736)
CMBX.NA.BB.8	GSC	USD	1,350,000	5.00%	10/17/57	—	(159,765)	(359,304)	(199,539)
CMBX.NA.BB.8	BCLY	USD	1,350,000	5.00%	10/17/57	—	(156,151)	(359,304)	(203,153)
CMBX.NA.BB.8	MSC	USD	1,410,000	5.00%	10/17/57	—	(162,917)	(375,273)	(212,356)
CMBX.NA.BB.8	UBS	USD	1,455,000	5.00%	10/17/57	—	(168,351)	(387,250)	(218,899)
CMBX.NA.BB.8	BCLY	USD	1,535,000	5.00%	10/17/57	—	(182,740)	(408,542)	(225,802)
CMBX.NA.BB.8	CSI	USD	1,535,000	5.00%	10/17/57	—	(180,043)	(408,542)	(228,499)
CMBX.NA.BB.8	MLI	USD	1,500,000	5.00%	10/17/57	—	(138,178)	(399,227)	(261,049)
CMBX.NA.BB.8	CSI	USD	1,535,000	5.00%	10/17/57	—	(128,345)	(408,542)	(280,197)
CMBX.NA.BB.8	CSI	USD	1,955,000	5.00%	10/17/57	—	(232,697)	(520,326)	(287,629)
CMBX.NA.BB.8	BCLY	USD	1,410,000	5.00%	10/17/57	—	(74,923)	(375,273)	(300,350)
CMBX.NA.BB.8	BOA	USD	2,095,000	5.00%	10/17/57	—	(147,241)	(557,586)	(410,345)
CMBX.NA.BB.8	BCLY	USD	2,085,000	5.00%	10/17/57	—	(126,476)	(554,925)	(428,449)
CMBX.NA.BB.8	CSI	USD	3,070,000	5.00%	10/17/57	—	(369,000)	(817,083)	(448,083)
CMBX.NA.BB.8	BCLY	USD	4,235,000	5.00%	10/17/57	—	(477,212)	(1,127,150)	(649,938)
CMBX.NA.BB.9	GSC	USD	675,000	5.00%	09/15/58	—	(189,165)	(197,369)	(8,204)
CMBX.NA.BB.9	GSC	USD	675,000	5.00%	09/15/58	—	(187,532)	(197,369)	(9,837)
CMBX.NA.BB.9	GSC	USD	1,350,000	5.00%	09/15/58	—	(378,331)	(394,740)	(16,409)
CMBX.NA.BB.9	MLI	USD	675,000	5.00%	09/17/58	—	(191,110)	(197,370)	(6,260)
CMBX.NA.BB.9	MLI	USD	665,000	5.00%	09/17/58	—	(183,213)	(194,446)	(11,233)
CMBX.NA.BB.9	JPM	USD	720,000	5.00%	09/17/58	—	(198,366)	(210,528)	(12,162)
PrimeX.ARM.2	MSC	USD	3,660,637	4.58%	12/25/37	—	(268,645)	155,273	423,918

Total						$56,604	$(16,333,817)	$(20,155,653)	$(3,878,440)

Total traded indices						$23,236,818	$(16,460,552)	$3,383,615	$(3,392,651)

Credit default swaps on single-name issues:
Buy protection:
Brazilian Government International Bond	GSC	USD	2,230,000	(1.00)% /3.08%	06/20/21	$249,217	$—	$212,090	$(37,127)
Colombia (Republic of)	GSC	USD	2,070,000	(1.00)% /2.01%	06/20/21	126,550	—	98,037	(28,513)
Marathon Oil Corp.	JPM	USD	240,000	(1.00)% /3.09%	06/20/20	50,823	—	18,369	(32,454)
United Mexican States	GSC	USD	2,215,000	(1.00)% /0.73%	06/20/18	—	(8,698)	(12,335)	(3,637)
United Mexican States	BCLY	USD	3,150,000	(1.00)% /0.73%	06/20/18	—	(10,510)	(17,543)	(7,033)

Total						$426,590	$(19,208)	$298,618	$(108,764)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	CBK	USD	7,120,000	1.00% /1.85%	06/20/21	$—	$(503,968)	$(230,358)	$273,610

Total single-name issues						$426,590	$(523,176)	$68,260	$164,846

Total OTC contracts						$23,663,408	$(16,983,728)	$3,451,875	$(3,227,805)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on June 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

173

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at June 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	4,118,400	(5.00)%	12/20/20	$(144,210)	$(172,401)	$(28,191)
CDX.NA.HY.25	USD	124,802,000	(5.00)%	06/20/21	(2,089,917)	(3,999,765)	(1,909,848)
CDX.NA.HY.26	USD	45,865,000	(5.00)%	06/20/21	(785,511)	(1,469,923)	(684,412)
CDX.NA.IG.26	USD	38,926,000	(1.00)%	06/20/21	(354,544)	(412,908)	(58,364)
ITRAXX.EUR.25	EUR	28,882,000	(1.00)%	06/20/21	(220,324)	(305,053)	(84,729)
ITRAXX.XOV.25	EUR	12,346,000	(5.00)%	06/20/21	(756,710)	(893,836)	(137,126)

Total					$(4,351,216)	$(7,253,886)	$(2,902,670)

Total					$(4,351,216)	$(7,253,886)	$(2,902,670)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at June 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.81% Fixed	CPURNSA	USD	50,115,000	09/04/25	$—	$—	$(1,194,521)	$(1,194,521)
BOA	1.82% Fixed	CPURNSA	USD	39,085,000	09/22/25	—	—	(949,155)	(949,155)

Total						$—	$—	$(2,143,676)	$(2,143,676)

Centrally Cleared Interest Rate Swap Contracts Outstanding at June 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	1.63% Fixed	USD	47,667,000	06/15/26	$—	$—	$(1,186,151)	$(1,186,151)

Foreign Currency Contracts Outstanding at June 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Buy	07/05/16	MSC	$1,132,353	$1,246,456	$114,103
BRL	Buy	07/05/16	CIB	2,591,654	2,702,726	111,072
BRL	Buy	07/05/16	GSC	3,958,191	3,949,183	(9,008)
BRL	Sell	07/05/16	CIB	2,708,892	2,702,727	6,165
BRL	Sell	07/05/16	MSC	1,249,299	1,246,456	2,843
BRL	Sell	07/05/16	GSC	3,360,045	3,949,183	(589,138)
BRL	Sell	08/02/16	CIB	2,571,876	2,679,105	(107,229)
BRL	Sell	08/17/16	BNP	2,983,345	3,158,771	(175,426)
BRL	Sell	08/17/16	MSC	12,725,259	14,444,478	(1,719,219)
CNY	Buy	07/28/16	JPM	2,666,294	2,513,356	(152,938)
CNY	Sell	07/28/16	DEUT	2,013,657	1,995,348	18,309
CNY	Sell	07/28/16	GSC	523,954	518,008	5,946
COP	Sell	07/21/16	SSG	2,334,935	2,383,905	(48,970)
EUR	Buy	07/29/16	JPM	1,003,931	1,010,979	7,048
EUR	Buy	07/29/16	RBC	1,827,323	1,834,205	6,882
EUR	Buy	03/15/17	CBK	2,369,850	2,392,953	23,103
EUR	Buy	03/15/17	BOA	962,014	941,490	(20,524)
EUR	Buy	03/15/17	BOA	1,283,414	1,255,320	(28,094)
EUR	Buy	03/15/17	UBS	1,622,467	1,585,962	(36,505)

The accompanying notes are an integral part of these financial statements.

174

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at June 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	07/29/16	BMO	$433,857	$427,722	$6,135
EUR	Sell	07/29/16	BOA	667,410	664,358	3,052
EUR	Sell	07/29/16	JPM	19,825,737	19,962,954	(137,217)
EUR	Sell	09/21/16	UBS	2,800,642	2,743,874	56,768
EUR	Sell	03/15/17	BOA	5,923,641	6,175,725	(252,084)
GBP	Buy	07/29/16	JPM	224,513	226,372	1,859
GBP	Sell	07/29/16	BNP	6,202,084	6,269,152	(67,068)
IDR	Buy	09/21/16	GSC	7,686,674	7,765,475	78,801
IDR	Sell	09/21/16	SCB	1,909,685	1,941,369	(31,684)
IDR	Sell	09/21/16	DEUT	1,906,886	1,941,368	(34,482)
IDR	Sell	09/21/16	HSBC	3,834,843	3,882,737	(47,894)
MXN	Buy	07/20/16	RBC	12,248,037	12,519,153	271,116
MXN	Sell	07/20/16	BOA	13,009,661	12,519,153	490,508
THB	Buy	09/21/16	BCLY	3,307,431	3,314,307	6,876
THB	Sell	09/21/16	BOA	3,324,436	3,327,096	(2,660)
THB	Sell	09/21/16	CBK	6,604,188	6,632,933	(28,745)
TRY	Sell	09/21/16	BOA	5,071,250	5,182,330	(111,080)
UYU	Sell	09/28/16	HSBC	3,730,403	3,741,643	(11,240)
ZAR	Sell	07/20/16	BOA	1,013,369	1,022,492	(9,123)
ZAR	Sell	07/20/16	JPM	3,305,453	3,463,978	(158,525)

Total						$(2,568,267)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar

Currency Abbreviations:
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx—Europe
ITRAXX.XOV	Markit i Traxx Index—Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

175

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$839,752,939	$—	$839,752,939	$—
Corporate Bonds	938,112,581	—	938,112,581	—
Foreign Government Obligations	62,029,828	—	62,029,828	—
Municipal Bonds	34,066,115	—	34,066,115	—
Senior Floating Rate Interests	148,411,900	—	148,411,900	—
U.S. Government Agencies	1,553,681,364	—	1,553,681,364	—
U.S. Government Securities	86,372,721	—	86,372,721	—
Preferred Stocks	2,732,273	2,732,273	—	—
Short-Term Investments	110,972,985	110,972,985	—	—
Foreign Currency Contracts(2)	1,210,586	—	1,210,586	—
Futures Contracts(2)	14,946,006	14,946,006	—	—
Swaps - Credit Default(2)	6,614,450	—	6,614,450	—

Total	$3,798,903,748	$128,651,264	$3,670,252,484	$—

Liabilities
Foreign Currency Contracts(2)	$(3,778,853)	$—	$(3,778,853)	$—
Futures Contracts(2)	(7,134,935)	(7,134,935)	—	—
Swaps - Credit Default(2)	(12,744,925)	—	(12,744,925)	—
Swaps - Interest Rate(2)	(3,329,827)	—	(3,329,827)	—
TBA Sale Commitments	(256,858,546)	—	(256,858,546)	—
Written Options	(755,457)	—	(755,457)	—

Total	$(284,602,543)	$(7,134,935)	$(277,467,608)	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

176

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.5%
		Asset-Backed - Automobile - 7.6%
		AmeriCredit Automobile Receivables
$	1,506,182	1.26%, 04/08/2019	$1,506,717
	1,525,000	1.26%, 11/08/2019	1,525,469
	1,475,000	1.42%, 10/08/2019	1,477,118
	560,000	1.52%, 06/10/2019	560,922
		Capital Auto Receivables Asset Trust
	1,686,036	0.99%, 10/20/2017	1,685,562
	2,200,000	1.62%, 03/20/2019	2,205,515
		CarMax Auto Owner Trust
	1,627,493	1.09%, 04/15/2019	1,628,948
	2,000,000	1.24%, 06/17/2019	2,005,663
	1,191,910	Chesapeake Funding LLC 0.89%, 03/07/2026(1)(2)	1,187,423
	2,000,000	Chrysler Capital Auto Receivables Trust 1.76%, 12/16/2019(2)	2,011,639
	250,590	Credit Acceptance Automotive Loan Trust 1.50%, 04/15/2021(2)	250,673
		Enterprise Fleet Financing LLC
	330,826	0.87%, 09/20/2019(2)	330,434
	59,441	1.06%, 03/20/2019(2)	59,434
	1,750,000	Fifth Third Auto Trust 1.42%, 03/16/2020	1,757,156
	451,767	First Investors Auto Owner Trust 1.06%, 11/15/2018(2)	451,726
	3,000,000	Ford Credit Auto Lease Trust 1.38%, 12/15/2018	3,010,086
	607,287	Ford Credit Auto Owner Trust 0.95%, 08/15/2018	607,314
		GM Financial Automobile Leasing Trust
	1,000,000	1.28%, 10/22/2018	1,001,474
	2,000,000	1.30%, 05/21/2018(2)	2,001,001
	2,000,000	Harley-Davidson Motorcycle Trust 1.41%, 06/15/2020	2,009,511
	810,000	Hyundai Auto Lease Securitization Trust 1.52%, 10/15/2019(2)	811,744
		M&T Bank Automotive Receivables Trust
	207,668	1.06%, 11/15/2017(2)	207,677
	4,250,000	1.57%, 08/15/2018(2)	4,261,226
		Nissan Auto Lease Trust
	4,000,000	1.04%, 10/15/2019	4,001,304
	2,376,530	1.18%, 12/15/2017	2,378,124
	1,315,000	Nissan Auto Receivables Owner Trust 1.05%, 04/15/2019	1,317,253
		Prestige Automotive Receivables Trust
	14,325	0.97%, 03/15/2018(2)	14,322
	1,800,000	1.78%, 08/15/2019(2)	1,805,599
	450,000	Toyota Auto Receivables Owner Trust 1.30%, 04/15/2020	452,057
		Westlake Automobile Receivables Trust
	132,934	1.17%, 03/15/2018(2)	132,906
	1,411,201	1.28%, 07/16/2018(2)	1,411,099
	1,245,000	1.57%, 06/17/2019(2)	1,245,000
	205,476	Wheels SPV LLC 0.84%, 03/20/2023(2)	205,089
	1,479,099	World Omni Auto Receivables Trust 0.96%, 07/15/2019	1,479,039
		World Omni Automobile Lease Securitization Trust
	922,540	1.06%, 05/15/2018	922,798
	1,635,000	1.37%, 01/15/2020	1,638,494

			49,557,516

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.5% - (continued)
		Asset-Backed - Credit Card - 6.2%
		American Express Credit Account Master Trust
$	1,520,000	0.98%, 05/15/2019	$1,521,017
	1,485,000	1.26%, 01/15/2020	1,491,033
	2,995,000	BA Credit Card Trust 0.82%, 06/15/2021(1)	2,992,830
		Cabela’s Credit Card Master Note Trust
	1,085,000	0.79%, 03/16/2020(1)	1,079,374
	1,785,000	1.78%, 06/15/2022	1,794,814
	3,605,000	Capital One Multi-Asset Execution Trust 0.96%, 09/16/2019	3,607,204
	6,000,000	Chase Issuance Trust 0.86%, 11/16/2020(1)	6,001,516
		Citibank Credit Card Issuance Trust
	3,660,000	0.86%, 11/07/2018(1)	3,660,859
	2,045,000	1.02%, 02/22/2019	2,047,130
	4,965,000	1.32%, 09/07/2018	4,969,610
	2,500,000	Evergreen Credit Card Trust Series 1.16%, 04/15/2020(1)(2)	2,500,899
	3,125,000	Golden Credit Card Trust 0.89%, 03/15/2019(1)(2)	3,120,732
	3,500,000	Synchrony Credit Card Master Note Trust 1.61%, 11/15/2020	3,521,988
	2,380,000	Trillium Credit Card Trust II 1.19%, 05/26/2021(1)(2)	2,377,739

			40,686,745

		Asset-Backed - Finance & Insurance - 4.1%
		Ally Master Owner Trust
	4,380,000	0.91%, 01/15/2019(1)	4,380,731
	2,500,000	0.93%, 10/15/2019(1)	2,489,906
	2,000,000	1.54%, 09/15/2019	2,006,281
	3,275,000	1.60%, 10/15/2019	3,289,955
	1,185,000	CNH Equipment Trust 1.31%, 10/15/2019	1,187,474
		Ford Credit Floorplan Master Owner Trust
	2,105,000	0.84%, 02/15/2019(1)	2,104,122
	1,380,000	1.04%, 08/15/2020(1)	1,379,588
	1,150,000	GMF Floorplan Owner Revolving Trust 0.94%, 05/15/2020(1)(2)	1,142,494
		John Deere Owner Trust
	531,326	0.87%, 08/15/2017	531,255
	650,000	1.39%, 12/16/2019	651,088
	1,432,600	Kubota Credit Owner Trust 1.16%, 05/15/2018(2)	1,432,766
	766,917	MMAF Equipment Finance LLC 0.96%, 09/18/2017(2)	766,732
	1,282,583	New York City Tax Lien 1.34%, 11/10/2028(2)	1,275,529
	1,500,000	NRZ Advance Receivables Trust 2.54%, 11/15/2046(2)	1,500,441
	1,235,000	Ocwen Master Advance Receivables Trust 2.53%, 11/15/2046(2)	1,237,323
	1,353,077	Volvo Financial Equipment LLC 0.82%, 04/16/2018(2)	1,350,578

			26,726,263

		Commercial Mortgage - Backed Securities - 2.6%
	1,513,151	Bear Stearns Commercial Mortgage Securities Trust 5.20%, 12/11/2038	1,522,026
	1,569,932	Cobalt CMBS Commercial Mortgage Trust 5.22%, 08/15/2048	1,574,515

The accompanying notes are an integral part of these financial statements.

177

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.5% - (continued)
		Commercial Mortgage - Backed Securities - 2.6% - (continued)
		Community or Commercial Mortgage Trust
$	1,130,000	1.24%, 03/15/2029(1)(2)	$1,110,638
	1,300,000	1.91%, 01/10/2046	1,312,588
	1,500,000	2.37%, 02/10/2029(2)	1,507,850
	67,227	GS Mortgage Securities Trust 5.56%, 11/10/2039	67,404
	1,709,157	Hilton USA Trust 1.46%, 11/05/2030(1)(2)	1,706,951
	2,321,987	LB-UBS Commercial Mortgage Trust 6.25%, 04/15/2041(1)	2,447,636
		Morgan Stanley Capital I Trust
	2,278,127	2.11%, 03/15/2045	2,286,903
	1,902,006	5.51%, 11/12/2049(1)	1,915,317
	1,628,282	WFRBS Commercial Mortgage Trust 2.19%, 04/15/2045	1,631,600

			17,083,428

		Total Asset & Commercial Mortgage Backed Securities (cost $134,162,226)	$134,053,952

CORPORATE BONDS - 49.5%
		Aerospace/Defense - 0.4%
	2,300,000	Rockwell Collins, Inc. 1.00%, 12/15/2016(1)	2,300,750

		Agriculture - 0.5%
	2,000,000	BAT International Finance plc 1.16%, 06/15/2018(1)(2)	1,996,180
	1,425,000	Reynolds American, Inc. 2.30%, 06/12/2018	1,447,860

			3,444,040

		Auto Manufacturers - 5.1%
		American Honda Finance Corp.
	2,500,000	1.09%, 07/13/2018(1)	2,505,670
	3,250,000	1.13%, 10/07/2016(1)	3,253,611
		Daimler Finance North America LLC
	1,750,000	1.50%, 07/05/2019(2)	1,747,392
	2,000,000	1.65%, 05/18/2018(2)	2,013,158
		Ford Motor Credit Co. LLC
	2,150,000	1.41%, 01/17/2017(1)	2,152,973
	2,500,000	1.49%, 03/12/2019(1)	2,489,525
	2,000,000	1.72%, 12/06/2017	2,004,254
	1,500,000	Harley-Davidson Financial Services, Inc. 2.25%, 01/15/2019(2)	1,530,246
		Nissan Motor Acceptance Corp.
	1,375,000	1.23%, 03/03/2017(1)(2)	1,376,009
	1,975,000	1.34%, 09/26/2016(1)(2)	1,977,072
	2,000,000	1.50%, 03/02/2018(2)	2,005,596
		PACCAR Financial Corp.
	1,500,000	1.28%, 12/06/2018(1)	1,507,715
	1,000,000	1.40%, 05/18/2018	1,007,034
		Toyota Motor Credit Corp.
	1,850,000	0.95%, 01/12/2018(1)	1,848,638
	2,000,000	1.13%, 05/16/2017	2,002,852
	1,250,000	1.20%, 04/06/2018	1,254,898
	3,000,000	Volkswagen Group of America Finance LLC 1.12%, 05/22/2018(1)(2)	2,956,410

			33,633,053

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.5% - (continued)
		Beverages - 1.7%
$	5,000,000	Anheuser-Busch InBev Finance, Inc. 1.04%, 02/01/2019(1)	$4,984,085
	6,000,000	SABMiller Holdings, Inc. 1.33%, 08/01/2018(1)(2)	5,996,190

			10,980,275

		Chemicals - 0.3%
	2,000,000	Monsanto Co. 1.15%, 06/30/2017	1,998,460

		Commercial Banks - 22.7%
	3,000,000	Australia & New Zealand Banking Group Ltd. 1.01%, 01/10/2017(1)(2)	3,002,400
		Bank of America Corp.
	2,000,000	1.67%, 01/15/2019(1)	2,008,122
	2,000,000	1.70%, 08/25/2017	2,007,486
	2,000,000	1.72%, 03/22/2018(1)	2,010,466
	1,280,000	2.00%, 01/11/2018	1,288,183
	720,000	5.65%, 05/01/2018	771,587
		Bank of Montreal
	4,000,000	1.15%, 07/15/2016(1)	4,000,768
	2,000,000	1.40%, 04/10/2018	2,008,838
	2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 0.97%, 09/08/2017(1)(2)	1,992,460
	2,815,000	Barclays Bank plc 1.21%, 02/17/2017(1)	2,811,022
	2,500,000	BB&T Corp. 1.30%, 02/01/2019(1)	2,505,842
	5,000,000	BNP Paribas S.A. 1.25%, 12/12/2016(1)	5,008,435
	6,000,000	BPCE S.A. 1.48%, 02/10/2017(1)	6,020,676
	2,500,000	Branch Banking & Trust Co. 1.10%, 12/01/2016(1)	2,502,277
	6,000,000	Canadian Imperial Bank of Commerce 1.15%, 07/18/2016(1)	6,001,590
		Citigroup, Inc.
	2,500,000	1.31%, 11/15/2016(1)	2,501,502
	4,000,000	1.40%, 04/08/2019(1)	3,984,892
	2,000,000	Commonwealth Bank of Australia 1.15%, 09/20/2016(1)(2)	2,001,556
		Credit Agricole S.A.
	1,775,000	1.20%, 06/12/2017(1)(2)	1,775,327
	2,500,000	1.63%, 06/10/2020(1)(2)	2,490,730
	2,250,000	Credit Suisse AG 1.70%, 04/27/2018	2,252,408
	2,250,000	Credit Suisse AG 1.31%, 04/27/2018(1)	2,248,211
	1,700,000	Credit Suisse AG 1.38%, 05/26/2017	1,701,391
		Deutsche Bank AG London
	2,000,000	1.24%, 02/13/2017(1)	1,997,960
	2,000,000	1.35%, 05/30/2017	1,988,850
		Fifth Third Bank
	2,500,000	1.35%, 06/01/2017	2,502,280
	2,000,000	1.55%, 08/20/2018(1)	2,002,646
		Goldman Sachs Group, Inc.
	2,000,000	1.73%, 11/15/2018(1)	2,004,880
	2,000,000	1.80%, 04/23/2020(1)	1,994,176
	3,000,000	1.84%, 04/30/2018(1)	3,015,579
	3,000,000	HSBC Bank plc 1.27%, 05/15/2018(1)(2)	2,987,262

The accompanying notes are an integral part of these financial statements.

178

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.5% - (continued)
		Commercial Banks - 22.7% - (continued)
$	1,000,000	Huntington National Bank 1.06%, 04/24/2017(1)	$999,083
	2,300,000	ING Bank N.V. 1.21%, 03/16/2018(1)(2)	2,290,903
		JP Morgan Chase & Co.
	1,500,000	1.18%, 03/01/2018(1)	1,500,695
	3,000,000	1.26%, 01/28/2019(1)	2,994,855
	1,600,000	KeyBank NA 1.19%, 06/01/2018(1)	1,596,779
	2,000,000	Lloyds Bank plc 1.18%, 03/16/2018(1)	1,989,216
		Manufacturers & Traders Trust Co.
	3,000,000	1.01%, 01/30/2017(1)	3,001,581
	1,500,000	1.40%, 07/25/2017	1,501,566
		Morgan Stanley
	3,000,000	1.49%, 01/24/2019(1)	2,995,047
	1,275,000	5.95%, 12/28/2017	1,355,886
	3,000,000	Nordea Bank AB 1.01%, 04/04/2017(1)(2)	3,001,170
	7,500,000	PNC Bank NA 1.15%, 11/01/2016	7,502,670
	3,000,000	Royal Bank of Canada 0.97%, 01/23/2017(1)	3,003,744
	2,000,000	Santander Bank NA 1.56%, 01/12/2018(1)	1,988,982
		Santander UK plc
	1,500,000	1.04%, 09/29/2017(1)	1,492,707
	2,500,000	1.51%, 08/24/2018(1)	2,494,680
	3,000,000	Societe Generale S.A. 1.73%, 10/01/2018(1)	3,023,640
	2,000,000	Standard Chartered plc 1.27%, 04/17/2018(1)(2)	1,977,080
	3,000,000	Sumitomo Mitsui Banking Corp. 1.06%, 01/10/2017(1)	3,001,638
	3,000,000	SunTrust Banks, Inc. 1.07%, 02/15/2017(1)	2,998,488
	6,000,000	Svenska Handelsbanken AB 1.11%, 09/23/2016(1)	6,004,548
		Toronto-Dominion Bank
	3,000,000	0.88%, 05/02/2017(1)	2,999,055
	3,000,000	1.12%, 09/09/2016(1)	3,002,370
	875,000	U.S. Bancorp 1.12%, 11/15/2018(1)	874,221
	2,000,000	Wells Fargo & Co. 1.15%, 06/02/2017	2,000,762
	1,500,000	Wells Fargo Bank NA 1.65%, 01/22/2018	1,512,764

			148,493,932

		Diversified Financial Services - 3.9%
		American Express Credit Corp.
	1,500,000	1.13%, 06/05/2017	1,499,795
	1,500,000	1.15%, 07/29/2016(1)	1,500,662
	2,500,000	1.20%, 03/18/2019(1)	2,488,293
		Capital One Bank USA NA
	2,500,000	1.15%, 11/21/2016	2,501,492
	1,500,000	1.30%, 06/05/2017	1,499,973
		General Electric Co.
	2,000,000	0.91%, 05/15/2017(1)	2,002,870
	3,000,000	1.36%, 04/02/2018(1)	3,019,659

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.5% - (continued)
		Diversified Financial Services - 3.9% - (continued)
$	3,750,000	Macquarie Group Ltd. 1.64%, 01/31/2017(1)(2)	$3,756,157
	4,000,000	National Rural Utilities Cooperative Finance Corp. 0.95%, 11/23/2016(1)	4,003,168
	1,465,000	Protective Life Global Funding 1.72%, 04/15/2019(2)	1,473,627
	1,700,000	Synchrony Financial 1.87%, 02/03/2020(1)	1,646,822

			25,392,518

		Electric - 1.1%
	6,000,000	Duke Energy Indiana, Inc. 0.98%, 07/11/2016(1)	6,000,402
	905,000	Exelon Corp. 1.55%, 06/09/2017	906,567

			6,906,969

		Electronics - 0.2%
	1,450,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,451,079

		Gas - 0.6%
	4,000,000	Dominion Gas Holdings LLC 1.05%, 11/01/2016	4,001,216

		Healthcare-Products - 0.5%
	1,820,000	Medtronic, Inc. 1.50%, 03/15/2018	1,835,796
	1,750,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	1,751,116

			3,586,912

		Healthcare-Services - 0.4%
	2,700,000	UnitedHealth Group, Inc. 1.08%, 01/17/2017(1)	2,703,421

		Home Furnishings - 0.4%
	2,645,000	Whirlpool Corp. 1.35%, 03/01/2017	2,649,459

		Insurance - 2.2%
	3,500,000	New York Life Global Funding 1.13%, 03/01/2017(2)	3,507,210
	3,500,000	Pricoa Global Funding I 1.15%, 11/25/2016(2)	3,505,310
		Principal Life Global Funding II
	2,000,000	1.13%, 02/24/2017(2)	2,002,086
	1,450,000	1.20%, 05/19/2017(2)	1,453,493
	4,000,000	Prudential Financial, Inc. 1.41%, 08/15/2018(1)	3,991,372

			14,459,471

		Machinery - Construction & Mining - 0.3%
	2,175,000	Caterpillar Financial Services Corp. 0.91%, 03/03/2017(1)	2,177,721

		Media - 0.9%
	3,000,000	NBCUniversal Enterprise, Inc. 1.31%, 04/15/2018(1)(2)	3,012,792
	3,000,000	Thomson Reuters Corp. 1.30%, 02/23/2017	3,000,513

			6,013,305

The accompanying notes are an integral part of these financial statements.

179

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.5% - (continued)
		Oil & Gas - 3.4%
		BP Capital Markets plc
$	3,000,000	1.05%, 11/07/2016(1)	$3,002,319
	4,000,000	1.27%, 09/26/2018(1)	3,985,204
	2,345,000	1.67%, 02/13/2018	2,362,986
	3,000,000	ConocoPhillips Co. 0.96%, 05/15/2018(1)	2,965,878
	4,250,000	Devon Energy Corp. 1.19%, 12/15/2016(1)	4,223,612
	2,500,000	Exxon Mobil Corp. 1.44%, 03/01/2018	2,522,117
	3,000,000	Statoil ASA 1.09%, 11/08/2018(1)	2,983,644

			22,045,760

		Oil & Gas Services - 0.3%
	1,800,000	Schlumberger Holdings Corp. 1.90%, 12/21/2017(2)	1,811,666

		Pharmaceuticals - 2.5%
		Actavis Funding SCS
	2,000,000	1.30%, 06/15/2017	1,996,594
	4,700,000	1.74%, 03/12/2018(1)	4,717,982
	1,750,000	Baxalta, Inc. 1.43%, 06/22/2018(1)	1,731,501
	2,000,000	Bayer US Finance LLC 0.93%, 10/06/2017(1)(2)	1,990,722
	1,500,000	Express Scripts Holding Co. 1.25%, 06/02/2017	1,498,950
	3,300,000	McKesson Corp. 1.29%, 03/10/2017	3,306,247
	935,000	Perrigo Co. plc 1.30%, 11/08/2016	934,015

			16,176,011

		Pipelines - 0.6%
		Enbridge, Inc.
	1,800,000	1.14%, 06/02/2017(1)	1,768,536
	2,000,000	1.30%, 10/01/2016(1)	1,991,674

			3,760,210

		REITS - 0.1%
	570,000	Ventas Realty L.P. 1.25%, 04/17/2017	570,157

		Retail - 0.4%
		CVS Health Corp.
	1,085,000	1.20%, 12/05/2016	1,086,719
	1,500,000	1.90%, 07/20/2018	1,522,695

			2,609,414

		Software - 0.6%
	405,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	404,522
	3,500,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017(2)	3,545,360

			3,949,882

		Telecommunications - 0.2%
	1,190,000	British Telecommunications plc 1.25%, 02/14/2017	1,190,316

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.5% - (continued)
		Trucking & Leasing - 0.2%
$	1,145,000	GATX Corp. 1.25%, 03/04/2017	$1,143,443

		Total Corporate Bonds (cost $323,426,146)	$323,449,440

MUNICIPAL BONDS - 0.3%
		General - 0.3%
	1,750,000	State of Illinois 5.13%, 07/01/2017	$1,805,160

		Total Municipal Bonds (cost $1,807,573)	$1,805,160

U.S. GOVERNMENT AGENCIES - 12.1%
		FFCB - 3.0%
	13,565,000	0.59%, 02/06/2017	$13,569,504
	6,000,000	0.90%, 06/08/2017	6,015,708

			19,585,212

		FHLMC - 8.2%
	7,165,000	0.63%, 11/01/2016	7,169,299
	19,750,000	0.70%, 01/27/2017	19,771,093
	1,500,000	0.75%, 05/25/2017	1,503,603
	5,000,000	0.88%, 10/14/2016	5,006,370
	20,000,000	0.88%, 02/22/2017	20,047,780

			53,498,145

		FNMA - 0.9%
	6,000,000	FNMA 1.25%, 09/28/2016	6,011,886

		Total U.S. Government Agencies (cost $79,024,644)	$79,095,243

U.S. GOVERNMENT SECURITIES - 17.4%
		Other Direct Federal Obligations - 11.3%
		FHLB - 11.3%
	26,955,000	0.88%, 05/24/2017	$27,028,102
	31,800,000	1.00%, 06/09/2017	31,924,179
	10,000,000	0.75%, 02/13/2017	10,019,410
	5,000,000	0.63%, 04/26/2017	5,004,760

			73,976,451

		U.S. Treasury Securities - 6.1%
		U.S. Treasury Notes - 6.1%
	20,000,000	0.50%, 01/31/2017	20,006,640
	20,000,000	0.50%, 02/28/2017	20,005,460

			40,012,100

		Total U.S. Government Securities (cost $113,856,998)	$113,988,551

		Total Long-Term Investments (cost $652,277,587)	$652,392,346

The accompanying notes are an integral part of these financial statements.

180

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
627,084	Fidelity Money Market Class 1	$627,084

	Total Short-Term Investments (cost $627,084)	$627,084

Total Investments (cost $652,904,671)^	99.9%	$653,019,430
Other Assets and Liabilities	0.1%	397,766

Total Net Assets	100.0%	$653,417,196

The accompanying notes are an integral part of these financial statements.

181

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$905,199
Unrealized Depreciation	(790,440)

Net Unrealized Appreciation	$114,759

(1)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2016.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $106,593,228, which represents 16.3% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

182

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$134,053,952	$—	$134,053,952	$—
Corporate Bonds	323,449,440	—	323,449,440	—
Municipal Bonds	1,805,160	—	1,805,160	—
U.S. Government Agencies	79,095,243	—	79,095,243	—
U.S. Government Securities	113,988,551	—	113,988,551	—
Short-Term Investments	627,084	627,084	—	—

Total	$653,019,430	$627,084	$652,392,346	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

183

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.5%
		Asset-Backed - Automobile - 1.0%
$	400,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	$400,819
	1,240,000	Huntington Auto Trust 1.07%, 02/15/2018	1,239,863
	3,350,000	Westlake Automobile Receivables Trust 3.40%, 01/15/2021(1)	3,323,397

			4,964,079

		Asset-Backed - Finance & Insurance - 8.4%
		Ares CLO Ltd.
	4,755,000	2.08%, 04/20/2023(1)(2)	4,647,589
	3,135,000	2.15%, 04/17/2026(1)(2)	3,130,285
	3,204,667	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	3,136,459
	4,085,000	Dryden Senior Loan Fund 1.98%, 04/18/2026(1)(2)	4,060,408
	2,000,000	Flatiron CLO Ltd. 2.53%, 07/17/2026(1)(2)	1,945,186
	695,000	Ford Credit Floorplan Master Owner Trust 2.32%, 01/15/2019	697,953
	1,405,000	Green Tree Agency Advance Funding Trust 2.30%, 10/15/2046(1)	1,404,059
	3,400,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	3,362,675
	3,400,000	Madison Park Funding Ltd. 1.92%, 10/23/2025(1)(2)	3,370,318
	2,220,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	2,220,146
	2,102,222	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	2,109,370
		Springleaf Funding Trust
	2,044,968	2.41%, 12/15/2022(1)	2,046,201
	4,720,000	3.16%, 11/15/2024(1)	4,747,919
	1,016,553	Structured Asset Securities Corp. 1.95%, 02/25/2033(2)	1,009,584
	3,020,000	TAL Advantage LLC 2.83%, 02/22/2038(1)	2,895,344
	1,370,000	Voya CLO Ltd. 2.08%, 07/17/2026(1)(2)	1,363,691

			42,147,187

		Asset-Backed - Home Equity - 0.2%
	1,020,010	Morgan Stanley Asset Backed Securities Capital I 1.95%, 11/25/2032(2)	1,005,278

		Commercial Mortgage - Backed Securities - 3.7%
		CSAIL Commercial Mortgage Trust
	2,140,000	3.50%, 06/15/2057	2,304,171
	5,100,000	3.72%, 08/15/2048	5,572,830
		FREMF
	1,665,000	4.17%, 11/25/2044(1)(2)	1,725,765
	1,990,000	5.62%, 04/25/2020(1)(2)	2,209,509
	2,050,000	FREMF Mortgage Trust 3.95%, 06/25/2047(1)(2)	2,126,877
	4,750,000	New Residential Advance Receivables Trust 2.32%, 08/15/2046(1)	4,746,076

			18,685,228

		Whole Loan Collateral CMO - 6.2%
		LSTAR Securities Investment Trust
	1,861,639	2.46%, 04/01/2020(1)(2)	1,824,406
	4,099,501	2.46%, 05/01/2020(1)(2)	4,030,584
	3,651,220	2.46%, 08/01/2020(1)(2)	3,567,264

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.5% - (continued)
		Whole Loan Collateral CMO - 6.2% - (continued)
$	2,507,194	New Residential Mortgage Loan Trust 3.75%, 03/25/2056(1)	$2,619,101
	1,696,077	Sequoia Mortgage Trust 0.91%, 02/20/2035(2)	1,592,473
	2,319,700	Thornburg Mortgage Securities Trust 2.54%, 04/25/2045(2)	2,319,703
		Towd Point Mortgage Trust
	2,603,512	2.75%, 02/25/2055(1)(2)	2,630,768
	2,404,571	2.75%, 04/25/2055(1)(2)	2,433,899
	116,019	2.75%, 05/25/2055(1)(2)	117,460
	668,190	2.75%, 08/25/2055(1)(2)	674,454
	3,073,044	3.00%, 03/25/2054(1)(2)	3,104,014
		WaMu Mortgage Pass-Through Certificates
	2,080,974	2.43%, 10/25/2035(2)	1,964,298
	2,014,195	2.48%, 03/25/2033(2)	1,997,137
	1,948,070	Wells Fargo Mortgage Backed Securities Trust 2.67%, 09/25/2033(2)	1,928,457

			30,804,018

		Total Asset & Commercial Mortgage Backed Securities (cost $97,007,066)	97,605,790

U.S. GOVERNMENT AGENCIES - 70.2%
		FHLMC - 32.3%
	5,425,207	0.83%, 04/25/2020(2)	5,433,305
	10,215,204	1.57%, 01/25/2022	10,285,262
	877,007	3.00%, 03/15/2033(3)	106,981
	221,073	3.00%, 09/01/2045	229,399
	64,175,000	3.00%, 07/01/2046(4)	66,444,402
	6,205,000	3.50%, 11/15/2025	6,809,440
	1,576,930	3.50%, 03/01/2046	1,666,138
	33,200,000	3.50%, 07/01/2046(4)	34,972,565
	455,169	4.00%, 06/01/2044	486,995
	17,000,000	4.00%, 07/01/2046(4)	18,179,375
	62,916	4.50%, 12/01/2018	64,399
	3,961,690	4.50%, 05/15/2034	4,265,545
	7,374	5.50%, 06/01/2034	8,304
	56,668	5.50%, 10/01/2035	63,759
	97,416	5.50%, 04/01/2037	108,991
	1,165,293	5.50%, 12/01/2037	1,311,213
	413,859	5.50%, 04/01/2038	463,714
	28,827	5.50%, 05/01/2038	32,493
	2,283,242	5.50%, 08/01/2038	2,561,565
	4,462	5.50%, 12/01/2039	5,019
	61,959	6.00%, 10/01/2021	70,317
	77,855	6.00%, 10/01/2022	88,358
	104,422	6.00%, 01/01/2028	120,602
	31,198	6.00%, 04/15/2028	35,490
	62,050	6.00%, 05/15/2028(5)	70,807
	73,058	6.00%, 11/15/2028	83,173
	131,021	6.00%, 12/15/2028	149,422
	284,482	6.00%, 01/15/2029	325,680
	64,565	6.00%, 02/15/2029	73,862
	72,604	6.00%, 03/15/2029	82,733
	47,121	6.00%, 05/15/2029	54,100
	11,478	6.00%, 06/15/2029	12,961
	3,202	6.00%, 03/15/2031	3,681
	133,274	6.00%, 04/15/2031	152,213
	64,872	6.00%, 10/15/2031	75,014
	70,928	6.00%, 12/01/2031	81,898

The accompanying notes are an integral part of these financial statements.

184

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 70.2% - (continued)
		FHLMC - 32.3% - (continued)
$	480,656	6.00%, 12/15/2031(5)	$551,646
	560,868	6.00%, 12/15/2031	642,368
	22,202	6.00%, 05/15/2032	25,273
	1,263,325	6.00%, 06/15/2032	1,438,153
	1,098,762	6.00%, 09/15/2032	1,253,215
	109,208	6.00%, 10/15/2032	126,974
	793	6.00%, 11/01/2032	915
	70,546	6.00%, 11/15/2032	79,252
	16,065	6.00%, 04/01/2033	18,245
	24,016	6.00%, 09/01/2034	27,817
	6,108	6.50%, 02/01/2017	6,173
	9,262	6.50%, 04/01/2028	10,704
	421,755	6.50%, 08/15/2028	472,325
	1,024,982	6.50%, 05/15/2032	1,193,647
	143,192	6.50%, 08/01/2032	172,015
	307,634	6.50%, 09/01/2032	359,111
	27,871	7.00%, 10/01/2026	29,167
	5,500	7.00%, 03/01/2027	6,234
	4,415	7.00%, 12/01/2027	4,568
	1,404	7.00%, 02/01/2029	1,694
	922	7.00%, 05/01/2029	1,030
	2,087	7.00%, 09/01/2029	2,382
	726	7.00%, 02/01/2031	884
	111,002	7.00%, 04/01/2032	131,223
	62,536	7.00%, 05/01/2032	64,370
	76,492	7.00%, 06/01/2032	92,790
	126,175	7.00%, 11/01/2032	147,646
	3,806	7.50%, 05/01/2024	4,419
	680	7.50%, 06/01/2024	689
	2,079	7.50%, 06/01/2025	2,316
	5,960	8.00%, 08/01/2024	6,224
	5,619	8.00%, 09/01/2024	5,887
	8,144	8.00%, 10/01/2024	8,581
	863	10.00%, 11/01/2020	867

			161,867,979

		FNMA - 36.5%
	4,225,000	1.25%, 05/06/2021	4,240,835
	8,036,934	1.49%, 03/01/2018	8,094,772
	3,044,600	1.88%, 06/25/2055(2)(3)	201,874
	4,941,558	1.95%, 08/25/2044(2)(3)	339,145
	2,175,000	2.13%, 04/24/2026	2,233,840
	3,501,864	2.22%, 10/01/2022	3,615,880
	6,248,561	2.25%, 10/01/2022	6,447,439
	3,526,885	2.31%, 10/01/2022	3,659,352
	2,000,000	2.50%, 07/01/2031(4)	2,069,178
	2,018,137	2.56%, 01/01/2019	2,088,533
	1,535,476	2.65%, 07/01/2019	1,590,934
	2,500,000	2.68%, 05/01/2025	2,610,882
	938,846	3.00%, 09/25/2027(3)	88,290
	3,825,062	3.00%, 01/01/2030	4,012,242
	98,272	3.00%, 12/01/2030	103,081
	3,125,000	3.00%, 07/01/2031(4)	3,276,123
	3,387,996	3.00%, 03/01/2043	3,523,731
	12,790,017	3.00%, 08/01/2043	13,300,295
	25,175,000	3.00%, 07/01/2046(4)	26,125,940
	7,710,950	3.11%, 10/01/2021	8,265,450
	272,009	3.41%, 11/01/2020	292,937
	228,025	3.50%, 11/01/2020	247,131
	16,450,728	3.50%, 04/25/2044	17,654,614
	4,636,170	3.50%, 01/01/2046	4,900,457

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 70.2% - (continued)
		FNMA - 36.5% - (continued)
$	1,100,000	3.50%, 07/14/2046	$1,160,672
	1,035,050	3.59%, 09/01/2030	1,150,500
	7,350,877	3.74%, 06/01/2018	7,617,943
	2,514,417	4.00%, 11/01/2044	2,695,736
	20,975,000	4.00%, 07/01/2046(4)	22,475,593
	2,183,890	4.50%, 10/01/2040	2,392,727
	995,387	4.50%, 10/01/2041	1,089,843
	2,786,715	4.50%, 01/01/2043	3,053,960
	864,486	4.50%, 09/01/2043	942,998
	5,925,000	4.50%, 07/01/2046(4)	6,467,477
	70,671	5.00%, 08/01/2018	72,655
	206,117	5.00%, 10/01/2018	212,024
	210,246	5.00%, 06/01/2025	225,898
	599,538	5.46%, 05/25/2042(2)(3)	68,476
	4,002	5.50%, 11/01/2016	4,010
	19,217	5.50%, 10/01/2017	19,628
	15,747	5.50%, 12/01/2017	16,092
	89,518	5.50%, 04/01/2018	91,507
	52,533	5.50%, 06/01/2018	53,750
	5,396	5.50%, 07/01/2018	5,579
	903,934	5.50%, 08/01/2019	952,424
	334,960	6.00%, 10/01/2023	382,497
	41,681	6.00%, 10/25/2028	47,651
	15,006	6.00%, 11/25/2028	17,196
	60,236	6.00%, 04/25/2029	68,030
	1,016	6.00%, 05/01/2029	1,173
	49,766	6.00%, 05/25/2029	56,875
	42,495	6.00%, 06/25/2029	48,619
	90,418	6.00%, 07/25/2029	103,415
	496,630	6.00%, 05/25/2031(5)	571,302
	160,143	6.00%, 09/25/2031	184,645
	38,847	6.00%, 11/25/2031	44,494
	632,086	6.00%, 12/25/2031	725,618
	280,708	6.00%, 01/01/2032	323,472
	412	6.00%, 04/01/2032	471
	510	6.00%, 05/01/2032	590
	2,498	6.00%, 09/25/2032	2,796
	100,710	6.00%, 11/01/2032	115,022
	58,754	6.00%, 02/01/2033	67,100
	346,042	6.00%, 03/01/2033	400,952
	1,132,152	6.00%, 05/01/2033	1,311,921
	13,124	6.00%, 08/01/2034	14,990
	176,892	6.00%, 01/01/2035	201,996
	3,854,390	6.00%, 02/01/2037	4,416,611
	46	6.50%, 04/01/2024	54
	226	6.50%, 04/01/2027	260
	17,817	6.50%, 04/01/2028	20,504
	317	6.50%, 05/01/2028	365
	9,705	6.50%, 10/01/2028	11,297
	198,892	6.50%, 11/01/2028	233,701
	102,720	6.50%, 12/01/2028	121,279
	522,918	6.50%, 06/25/2029(5)	582,411
	327,620	6.50%, 08/01/2029	377,021
	951	6.50%, 11/01/2030	1,095
	6,821	6.50%, 05/01/2031	7,849
	258,292	6.50%, 10/25/2031	293,681
	1,624,259	6.50%, 08/01/2032	1,951,219
	56,642	6.50%, 09/01/2032	65,182
	2	7.00%, 08/01/2016	2
	12,892	7.00%, 06/01/2017	13,000
	1,208	7.00%, 11/01/2031	1,386

The accompanying notes are an integral part of these financial statements.

185

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 70.2% - (continued)
		FNMA - 36.5% - (continued)
$	348	7.00%, 12/01/2031	$358
	290,036	7.00%, 02/01/2032	347,331
	10,658	7.50%, 06/01/2023	12,266
	2,546	8.00%, 10/01/2029	3,121
	116	8.00%, 03/01/2030	119
	9,013	8.00%, 04/01/2030	11,450
	32	8.00%, 06/01/2030	32
	21,207	8.00%, 10/01/2030	25,658
	28,191	8.00%, 12/01/2030	32,891
	242	8.50%, 04/01/2017	246
	239	9.00%, 08/01/2020	259
	20,835	9.00%, 09/01/2021	21,028

			182,994,948

		GNMA - 1.4%
	329,253	4.00%, 01/20/2044(3)	70,322
	1,195,649	5.00%, 01/20/2034	1,329,961
	1,399,901	5.50%, 09/20/2033	1,555,475
	618,438	6.00%, 01/15/2033	726,058
	414,566	6.00%, 02/15/2033	486,604
	52,062	6.50%, 12/15/2028	62,039
	39,335	6.50%, 05/15/2029	46,336
	615,541	6.50%, 05/16/2031	721,996
	60,129	6.50%, 09/15/2031	69,579
	250,514	6.50%, 10/15/2031	285,800
	273,527	6.50%, 11/15/2031	313,055
	323,222	6.50%, 01/15/2032	370,340
	20,400	7.00%, 06/20/2030	23,305
	18,279	7.00%, 05/15/2032	20,977
	48,121	7.00%, 07/15/2032	54,877
	120,351	7.00%, 09/15/2032	130,455
	666,447	7.00%, 10/15/2032	779,451
	2,122	7.50%, 04/15/2022	2,130
	4,146	7.50%, 01/15/2023	4,187
	948	7.50%, 05/15/2023	1,031
	6,226	7.50%, 06/15/2023	6,816
	1,719	7.50%, 07/15/2023	1,726
	18,007	7.50%, 08/15/2023	18,407
	7,385	7.50%, 09/15/2023	7,418
	11,202	7.50%, 10/15/2023	11,793
	21,836	7.50%, 11/15/2023	23,486
	5,272	7.50%, 12/15/2023	5,290
	9,985	7.50%, 02/15/2024	10,409
	2,746	7.50%, 04/15/2024	2,777
	2,462	7.50%, 05/15/2024	2,490
	69,614	7.50%, 07/15/2027	76,437
	50,791	7.50%, 04/20/2030	58,648
	100	8.50%, 09/15/2019	101
	9,948	8.50%, 09/15/2024	11,294
	1,218	8.50%, 06/15/2029	1,298
	158	8.50%, 09/15/2029	158
	6,397	8.50%, 10/15/2029	6,926
	2,758	8.50%, 01/15/2030	3,205
	8,769	8.50%, 02/15/2030	8,890
	963	8.50%, 03/15/2030	1,043

			7,312,590

		Total U.S. Government Agencies (cost $346,200,945)	$352,175,517

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 35.2%
		Other Direct Federal Obligations - 16.2%
		FHLB - 16.2%
$	2,525,000	0.88%, 06/29/2018	$2,535,108
	18,810,000	1.75%, 12/14/2018	19,258,919
	4,825,000	1.88%, 08/01/2019	4,982,314
	19,965,000	4.13%, 03/13/2020	22,213,239
	26,000,000	5.25%, 12/09/2022	32,032,442

			81,022,022

		U.S. Treasury Securities - 19.0%
		U.S. Treasury Notes - 19.0%
	19,331,894	1.38%, 01/15/2020(6)	20,640,566
	25,575,000	2.00%, 08/15/2025	26,736,872
	45,000,000	2.25%, 11/15/2025	48,009,375

			95,386,813

		Total U.S. Government Securities (cost $168,651,782)	$176,408,835

		Total Long-Term Investments (cost $611,859,793)	$626,190,142

	SHORT-TERM INVESTMENTS - 11.9%
		Discount Notes - 5.8%
		FHLB
	10,000,000	0.24%, 07/22/2016(7)	$9,998,571
	19,000,000	0.25%, 07/25/2016(7)	18,996,706

			28,995,277

		Other Investment Pools & Funds - 6.1%
	30,668,145	Fidelity Money Market Class 1	30,668,145

		Total Short-Term Investments (cost $59,663,422)	$59,663,422

Total Investments (cost $671,523,215)^	136.8%	$685,853,564
Other Assets and Liabilities	(36.8)%	(184,403,845)

Total Net Assets	100.0%	$501,449,719

The accompanying notes are an integral part of these financial statements.

186

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$14,951,053
Unrealized Depreciation	(620,704)

Net Unrealized Appreciation	$14,330,349

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2016, the aggregate value of these securities was $75,974,043, which represents 15.2% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2016.

(3)	Securities disclosed are interest-only strips.

(4)	Represents or includes a TBA transaction.

(5)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(6)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at June 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	332	09/21/2016	$43,117,363	$44,150,813	$1,033,450
U.S. Treasury 10-Year Ultra Future	37	09/21/2016	5,195,974	5,389,859	193,885
U.S. Treasury Long Bond Future	19	09/21/2016	3,174,726	3,274,531	99,805

Total					$1,327,140

Short position contracts:
U.S. Treasury 2-Year Note Future	116	09/30/2016	$25,447,281	$25,442,063	$5,218
U.S. Treasury 5-Year Note Future	100	09/30/2016	11,991,333	12,216,406	(225,073)

Total					$(219,855)

Total futures contracts					$1,107,285

TBA Sale Commitments Outstanding at June 30, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.50%	$4,100,000	07/01/2046	$(4,569,607)	$(21,170)
FNMA, 3.00%	63,775,000	07/01/2046	(66,183,986)	(711,480)
FNMA, 3.00%	43,200,000	08/01/2046	(44,750,802)	(28,671)
FNMA, 3.50%	13,200,000	07/01/2046	(13,928,062)	(92,296)
FNMA, 3.50%	5,900,000	08/01/2046	(6,211,594)	—
FNMA, 4.50%	7,300,000	07/01/2046	(7,968,368)	4,934
FNMA, 4.50%	1,200,000	08/01/2046	(1,309,125)	—

Total (proceeds $144,072,861)			$(144,921,544)	$(848,683)

The accompanying notes are an integral part of these financial statements.

187

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

At June 30, 2016, the aggregate market value of these securities represents (28.9)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

188

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$97,605,790	$—	$97,605,790	$—
U.S. Government Agencies	352,175,517	—	352,175,517	—
U.S. Government Securities	176,408,835	—	176,408,835	—
Short-Term Investments	59,663,422	30,668,145	28,995,277	—
Futures Contracts(2)	1,332,358	1,332,358	—	—

Total	$687,185,922	$32,000,503	$655,185,419	$—

Liabilities
Futures Contracts(2)	$(225,073)	$(225,073)	$—	$—
TBA Sale Commitments	(144,921,544)	—	(144,921,544)	—

Total	$(145,146,617)	$(225,073)	$(144,921,544)	$—

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

189

Hartford Value HLS Fund

Schedule of Investments

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Banks - 12.3%
242,645	Citigroup, Inc.	$10,285,722
308,372	JP Morgan Chase & Co.	19,162,236
51,490	M&T Bank Corp.	6,087,663
123,590	PNC Financial Services Group, Inc.	10,058,990
386,495	Wells Fargo & Co.	18,292,808

		63,887,419

	Capital Goods - 10.1%
36,455	3M Co.	6,384,000
33,400	Caterpillar, Inc.	2,532,054
129,625	Eaton Corp. plc	7,742,501
134,380	Fortune Brands Home & Security, Inc.	7,790,009
316,650	General Electric Co.	9,968,142
104,535	Ingersoll-Rand plc	6,656,789
105,230	Triumph Group, Inc.	3,735,665
75,110	United Technologies Corp.	7,702,530

		52,511,690

	Commercial & Professional Services - 1.1%
109,900	Nielsen Holdings plc	5,711,503

	Consumer Durables & Apparel - 1.8%
259,735	PulteGroup, Inc.	5,062,235
47,725	PVH Corp.	4,497,127

		9,559,362

	Consumer Services - 1.9%
231,490	Hilton Worldwide Holdings, Inc.	5,215,470
117,610	Norwegian Cruise Line Holdings Ltd.*	4,685,582

		9,901,052

	Diversified Financials - 5.0%
37,280	Ameriprise Financial, Inc.	3,349,608
23,355	BlackRock, Inc.	7,999,788
31,580	Goldman Sachs Group, Inc.	4,692,157
19,385	Intercontinental Exchange, Inc.	4,961,785
181,560	Invesco Ltd.	4,637,042
230,200	Solar Cayman Ltd.*(1)(2)(3)	57,550

		25,697,930

	Energy - 12.2%
53,715	Anadarko Petroleum Corp.	2,860,324
130,500	Canadian Natural Resources Ltd.	4,023,315
122,605	Chevron Corp.	12,852,682
87,650	EOG Resources, Inc.	7,311,763
98,445	Exxon Mobil Corp.	9,228,234
162,125	Halliburton Co.	7,342,641
421,419	Marathon Oil Corp.	6,325,499
55,370	Occidental Petroleum Corp.	4,183,757
38,720	Pioneer Natural Resources Co.	5,854,851
2,652	PrairieSky Royalty Ltd.	50,333
243,720	Southwestern Energy Co.*	3,065,998

		63,099,397

	Food & Staples Retailing - 1.2%
63,370	CVS Health Corp.	6,067,044

	Food, Beverage & Tobacco - 3.9%
95,614	British American Tobacco plc	6,198,561
25,515	Diageo plc ADR	2,880,133
43,270	Ingredion, Inc.	5,599,571
61,693	Kraft Heinz Co.	5,458,596

		20,136,861

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Health Care Equipment & Services - 4.0%
66,330	Baxter International, Inc.	$2,999,442
110,136	Medtronic plc	9,556,501
59,505	UnitedHealth Group, Inc.	8,402,106

		20,958,049

	Insurance - 6.1%
92,205	American International Group, Inc.	4,876,723
67,890	Chubb Ltd.	8,873,902
99,920	Marsh & McLennan Cos., Inc.	6,840,523
131,620	MetLife, Inc.	5,242,425
80,895	Principal Financial Group, Inc.	3,325,593
85,505	Unum Group	2,718,204

		31,877,370

	Materials - 3.0%
37,700	Agrium, Inc.	3,408,834
128,180	Dow Chemical Co.	6,371,828
71,045	International Paper Co.	3,010,887
53,865	Nucor Corp.	2,661,470

		15,453,019

	Media - 3.4%
118,410	CBS Corp. Class B	6,446,240
94,445	Comcast Corp. Class A	6,156,870
122,960	Thomson Reuters Corp.	4,970,043

		17,573,153

	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
25,500	Allergan plc*	5,892,795
33,790	Amgen, Inc.	5,141,149
169,750	AstraZeneca plc ADR	5,124,753
116,600	Bristol-Myers Squibb Co.	8,575,930
40,970	Gilead Sciences, Inc.	3,417,717
234,650	Merck & Co., Inc.	13,518,186
84,824	Pfizer, Inc.	2,986,653
24,501	Roche Holding AG	6,465,318

		51,122,501

	Retailing - 3.6%
36,740	Home Depot, Inc.	4,691,331
204,500	Liberty Interactive Corp. QVC Group Class A*	5,188,165
69,430	Lowe’s Cos., Inc.	5,496,773
41,350	Signet Jewelers Ltd.	3,407,653

		18,783,922

	Semiconductors & Semiconductor Equipment - 5.3%
46,390	Analog Devices, Inc.	2,627,529
321,410	Intel Corp.	10,542,248
209,265	Maxim Integrated Products, Inc.	7,468,668
123,070	QUALCOMM, Inc.	6,592,860

		27,231,305

	Software & Services - 3.5%
264,705	Microsoft Corp.	13,544,955
230,675	Symantec Corp.	4,738,064

		18,283,019

	Technology Hardware & Equipment - 3.4%
616,460	Cisco Systems, Inc.	17,686,237

	Telecommunication Services - 1.8%
168,640	Verizon Communications, Inc.	9,416,858

The accompanying notes are an integral part of these financial statements.

190

Hartford Value HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Transportation - 1.2%
68,720	Union Pacific Corp.	$5,995,820

	Utilities - 3.9%
39,770	Dominion Resources, Inc.	3,099,276
76,190	Edison International	5,917,677
127,745	Eversource Energy	7,651,926

27,965	NextEra Energy, Inc.		3,646,636

			20,315,515

	Total Common Stocks (cost $407,437,953)		$511,269,026

	Total Long-Term Investments (cost $407,437,953)		$511,269,026

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
6,617,817	BlackRock Liquidity Funds TempFund Portfolio		$6,617,817

	Total Short-Term Investments (cost $6,617,817)		$6,617,817

	Total Investments (cost $414,055,770)^	99.9%	$517,886,843
	Other Assets and Liabilities	0.1%	269,458

	Total Net Assets	100.0%	$518,156,301

The accompanying notes are an integral part of these financial statements.

191

Hartford Value HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$126,790,722
Unrealized Depreciation	(22,959,649)

Net Unrealized Appreciation	$103,831,073

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	230,200	Solar Cayman Ltd.	$67,469

At June 30, 2016, the aggregate value of these securities was $57,550, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2016, the aggregate fair value of this security was $57,550, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2016, the aggregate value of this security was $57,550, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

192

Hartford Value HLS Fund

Schedule of Investments – (continued)

June 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$63,887,419	$63,887,419	$—	$—
Capital Goods	52,511,690	52,511,690	—	—
Commercial & Professional Services	5,711,503	5,711,503	—	—
Consumer Durables & Apparel	9,559,362	9,559,362	—	—
Consumer Services	9,901,052	9,901,052	—	—
Diversified Financials	25,697,930	25,640,380	—	57,550
Energy	63,099,397	63,099,397	—	—
Food & Staples Retailing	6,067,044	6,067,044	—	—
Food, Beverage & Tobacco	20,136,861	13,938,300	6,198,561	—
Health Care Equipment & Services	20,958,049	20,958,049	—	—
Insurance	31,877,370	31,877,370	—	—
Materials	15,453,019	15,453,019	—	—
Media	17,573,153	17,573,153	—	—
Pharmaceuticals, Biotechnology & Life Sciences	51,122,501	44,657,183	6,465,318	—
Retailing	18,783,922	18,783,922	—	—
Semiconductors & Semiconductor Equipment	27,231,305	27,231,305	—	—
Software & Services	18,283,019	18,283,019	—	—
Technology Hardware & Equipment	17,686,237	17,686,237	—	—
Telecommunication Services	9,416,858	9,416,858	—	—
Transportation	5,995,820	5,995,820	—	—
Utilities	20,315,515	20,315,515	—	—
Short-Term Investments	6,617,817	6,617,817	—	—

Total	$517,886,843	$505,165,414	$12,663,879	$57,550

(1)	For the six-month period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2016:

	Common Stocks	Total
Beginning balance	$49,723	$49,723
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	7,827	7,827
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$57,550	$57,550

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2016 was $7,827.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

193

Hartford HLS Funds

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Assets:
Investments in securities, at market value	$2,421,417,278	$5,723,137,296	$697,876,937
Cash	101,923	—	—
Cash collateral due from broker	10,800	—	281,400
Foreign currency	—	456,209	—
Unrealized appreciation on foreign currency contracts	—	1,306,706	—
Receivables:
Investment securities sold	37,954,157	69,978,460	2,557,027
Fund shares sold	2,204	137,830	29,789
Dividends and interest	9,475,151	9,606,817	620,375
Variation margin on financial derivative instruments	—	—	78,385
Other assets	669	18,390	9,584

Total assets	2,468,962,182	5,804,641,708	701,453,497

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
TBA sale commitments, at market value	8,914,074	—	—
Payables:
Investment securities purchased	34,333,408	26,487,940	242,612
Fund shares redeemed	2,032,759	3,850,974	223,546
Investment management fees	1,195,239	3,049,516	418,411
Variation margin on financial derivative instruments	11,416	—	—
Distribution fees	59,798	124,128	17,752
Accrued expenses	192,020	359,547	60,628

Total liabilities	46,738,714	33,872,105	962,949

Net assets	$2,422,223,468	$5,770,769,603	$700,490,548

Summary of Net Assets:
Capital stock and paid-in-capital	$2,094,746,421	$5,251,950,144	$441,187,043
Undistributed (distributions in excess of) net investment income	55,562,050	39,692,302	3,434,981
Accumulated net realized gain (loss)	(170,330,356)	311,346,554	122,796,323
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	442,245,353	167,780,603	133,072,201

Net assets	$2,422,223,468	$5,770,769,603	$700,490,548

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$27.59	$43.84	$15.95

Shares outstanding	77,252,818	118,019,047	38,475,827

Net Assets	$2,131,693,878	$5,173,464,602	$613,697,860

Class IB: Net asset value per share	$27.94	$43.27	$15.81

Shares outstanding	10,396,947	13,363,590	5,490,270

Net Assets	$290,529,590	$578,245,514	$86,792,688

Class IC: Net asset value per share	$—	$43.49	$—

Shares outstanding	—	438,202	—

Net Assets	$—	$19,059,487	$—

Cost of investments	$1,979,149,306	$5,556,500,394	$564,838,999
Cost of foreign currency	$—	$456,911	$—
Proceeds of TBA sale commitments	$8,911,234	$—	$—

The accompanying notes are an integral part of these financial statements.

194

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

June 30, 2016 (Unaudited)

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$3,271,788,833	$439,041,856	$1,378,144,770	$348,567,791	$317,425,813	$1,239,676,219	$1,730,155,803
46,265	—	—	—	90,200	—	—
—	—	—	—	8,986	—	—
—	30,673	50,436	10,903	—	925,197	—
—	—	—	—	—	—	—

13,914,661	1,572,857	17,141,526	1,623,634	4,511,266	10,618,083	6,783,814
169,950	57,602	157,483	46,910	341,169	776,361	226,680
4,623,538	930,831	1,096,307	279,853	4,998,996	5,727,178	782,813
—	—	—	—	470,699	—	—
2,848	10,591	13,998	9,539	11,016	7,750	5,649

3,290,546,095	441,644,410	1,396,604,520	350,538,630	327,858,145	1,257,730,788	1,737,954,759

—	—	—	—	44,871	—	—
—	—	—	—	—	—	—

9,354,744	569,337	18,319,479	1,607,639	124,856	16,634,709	6,645,465
1,276,247	233,569	484,442	165,471	247,593	473,317	766,540
1,751,111	274,614	640,439	240,162	190,126	710,488	963,776
—	—	—	—	—	—	—
88,278	16,318	34,232	10,652	15,787	31,664	19,535
159,731	79,171	113,954	26,729	50,124	128,524	76,854

12,630,111	1,173,009	19,592,546	2,050,653	673,357	17,978,702	8,472,170

$3,277,915,984	$440,471,401	$1,377,011,974	$348,487,977	$327,184,788	$1,239,752,086	$1,729,482,589

$1,946,175,473	$324,525,093	$1,088,959,031	$205,411,167	$338,661,453	$1,619,260,999	$1,245,727,709
38,329,774	4,809,211	5,101,348	11,853,357	29,058,915	36,281,881	2,260,401
436,209,551	50,569,924	151,612,113	81,076,547	(28,711,391)	(431,478,588)	216,788,141
857,201,186	60,567,173	131,339,482	50,146,906	(11,824,189)	15,687,794	264,706,338

$3,277,915,984	$440,471,401	$1,377,011,974	$348,487,977	$327,184,788	$1,239,752,086	$1,729,482,589

4,200,000,000	3,600,000,000	900,000,000	800,000,000	2,800,000,000	2,825,000,000	2,600,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$22.99	$24.27	$34.26	$28.37	$8.08	$13.78	$34.65

123,903,502	14,901,535	35,345,265	10,462,756	31,094,734	78,880,778	47,155,535

$2,848,914,919	$361,688,133	$1,210,939,097	$296,789,920	$251,227,514	$1,086,820,706	$1,633,918,014

$22.89	$24.04	$33.13	$27.43	$7.94	$13.92	$34.04

18,739,367	3,277,213	4,260,398	1,884,867	9,562,947	10,985,567	2,807,310

$429,001,065	$78,783,268	$141,167,446	$51,698,057	$75,957,274	$152,931,380	$95,564,575

$—	$—	$33.89	$—	$—	$—	$—

—	—	734,962	—	—	—	—

$—	$—	$24,905,431	$—	$—	$—	$—

$2,414,589,666	$378,441,345	$1,246,848,258	$298,418,943	$329,321,400	$1,223,788,099	$1,465,449,465
$—	$30,875	$50,768	$10,975	$—	$927,782	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

195

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

June 30, 2016 (Unaudited)

	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund
Assets:
Investments in securities, at market value	$359,576,832	$1,104,894,275	$960,374,125
Cash	44,273	—	—
Cash collateral due from broker	—	—	—
Foreign currency	18,087	—	—
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—
Receivables:
Investment securities sold	3,087,660	6,582,278	37,354,368
Fund shares sold	4,848	460,762	196,387
Dividends and interest	419,545	360,905	520,828
Variation margin on financial derivative instruments	—	—	—
OTC swap premiums paid	—	—	—
Other assets	10,897	9,259	8,333

Total assets	363,162,142	1,112,307,479	998,454,041

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
Bank overdraft	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral due to broker	—	—	—
TBA sale commitments, at market value	—	—	—
Unfunded loan commitments	—	—	—
Payables:
Investment securities purchased	1,595,964	9,606,221	12,273,492
Fund shares redeemed	306,804	1,305,025	495,084
Investment management fees	240,460	552,324	629,348
Variation margin on financial derivative instruments	—	—	—
Foreign taxes	—	—	—
Distribution fees	17,901	42,535	19,209
Interest on forward sales commitments	—	—	—
Written options	—	—	—
Accrued expenses	40,392	35,622	82,129
OTC swap premiums received	—	—	—

Total liabilities	2,201,521	11,541,727	13,499,262

Net assets	$360,960,621	$1,100,765,752	$984,954,779

Summary of Net Assets:
Capital stock and paid-in-capital	$261,895,985	$1,058,519,243	$993,909,376
Undistributed (distributions in excess of) net investment income	2,095,696	1,532,043	(1,245,973)
Accumulated net realized gain (loss)	64,281,172	14,507,958	(33,255,788)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	32,687,768	26,206,508	25,547,164

Net assets	$360,960,621	$1,100,765,752	$984,954,779

Shares authorized	1,200,000,000	700,000,000	1,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$12.45	$24.74	$16.41

Shares outstanding	22,075,068	36,117,821	54,387,645

Net Assets	$274,875,258	$893,700,884	$892,659,146

Class IB: Net asset value per share	$12.35	$24.17	$15.41

Shares outstanding	6,971,232	8,568,671	5,988,417

Net Assets	$86,085,363	$207,064,868	$92,295,633

Cost of investments	$326,887,359	$1,078,687,767	$934,821,799
Cost of foreign currency	$18,163	$—	$—
Proceeds of TBA sale commitments	$—	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

196

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

June 30, 2016 (Unaudited)

Hartford Small/Mid Cap Equity HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$88,219,582	$1,522,080,980	$3,776,132,706	$653,019,430	$685,853,564	$517,886,843
—	—	—	—	—	33,803
—	—	7,864,722	—	491,912	—
—	151,550	—	—	—	—
—	—	6,614,743	—	—	—
—	—	1,210,586	—	—	—

—	—	1,437,370,308	1,992,509	318,148,927	—
44,143	7,437	380,834	64,523	143,692	24,031
170,933	2,925,717	17,124,437	1,225,211	1,563,202	804,487
—	—	10,162,683	—	—	—
—	—	23,663,408	—	—	—
15,158	4,270	2,054	9,110	15,533	11,241

88,449,816	1,525,169,954	5,280,526,481	656,310,783	1,006,216,830	518,760,405

—	—	3,778,853	—	—	—
—	—	1,861,947	—	—	—
—	—	11,986,224	—	—	—
—	—	18,596,942	—	—	—
—	—	256,858,546	—	144,921,544	—
—	—	727,200	—	—	—

—	—	2,316,072,514	1,747,393	359,123,659	—
131,771	689,938	1,458,098	855,691	400,591	227,088
58,467	594,022	1,013,791	215,367	184,422	318,379
—	—	5,611,705	—	61,991	—
—	—	2,393	—	—	—
3,025	30,566	58,862	18,272	18,539	15,933
—	—	41,271	—	—	—
—	—	755,457	—	—	—
18,372	89,302	253,229	56,864	56,365	42,704
—	—	16,983,728	—	—	—

211,635	1,403,828	2,636,060,760	2,893,587	504,767,111	604,104

$88,238,181	$1,523,766,126	$2,644,465,721	$653,417,196	$501,449,719	$518,156,301

$76,338,393	$1,411,902,266	$2,483,460,758	$649,245,770	$583,481,726	$331,928,291
2,075,261	15,426,975	110,504,950	4,388,498	13,527,209	6,113,599
4,137,819	(214,981,609)	9,153,907	(331,831)	(110,148,167)	76,290,460
5,686,708	311,418,494	41,346,106	114,759	14,588,951	103,823,951

$88,238,181	$1,523,766,126	$2,644,465,721	$653,417,196	$501,449,719	$518,156,301

900,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

$0.0010	$0.0010	$0.0010	$0.0100	$0.0010	$0.0010

$7.52	$67.63	$11.53	$10.05	$10.72	$16.24

9,797,906	20,311,986	204,448,506	56,200,273	38,329,500	27,131,228

$73,709,207	$1,373,648,445	$2,357,233,771	$564,941,677	$410,875,274	$440,518,869

$7.46	$67.52	$11.45	$10.02	$10.68	$16.21

1,946,426	2,223,412	25,088,848	8,832,954	8,478,645	4,790,591

$14,528,974	$150,117,681	$287,231,950	$88,475,519	$90,574,445	$77,637,432

$82,532,874	$1,210,611,081	$3,730,619,386	$652,904,671	$671,523,215	$414,055,770
$—	$150,890	$—	$—	$—	$—
$—	$—	$256,707,449	$—	$144,072,861	$—
$—	$—	$909,488	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

197

Hartford HLS Funds

Statements of Operations

For the Six-Month Period Ended June 30, 2016 (Unaudited)

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Investment Income:
Dividends	$21,365,401	$55,768,607	$5,247,187
Interest	13,758,945	222,036	19,014
Less: Foreign tax withheld	(210,467)	(1,533,293)	—

Total investment income, net	34,913,879	54,457,350	5,266,201

Expenses:
Investment management fees	7,467,867	18,454,093	2,515,461
Administrative services fees
Class IC	—	20,830	—
Transfer agent fees
Class IA	2,476	4,321	2,351
Class IB	338	485	334
Class IC	—	14	—
Distribution fees
Class IB	361,658	729,619	107,212
Class IC	—	20,830	—
Custodian fees	10,043	30,925	2,657
Registration and filing fees	16,517	24,973	14,818
Accounting services fees	192,626	505,397	41,404
Board of Directors’ fees	33,614	81,766	9,936
Audit fees	19,097	14,714	12,104
Other expenses	274,132	603,417	108,428

Total expenses (before waivers and fees paid indirectly)	8,378,368	20,491,384	2,814,705
Management fee waivers	(240,783)	—	—
Commission recapture	(8,456)	(74,145)	(3,742)

Total waivers and fees paid indirectly	(249,239)	(74,145)	(3,742)

Total expenses, net	8,129,129	20,417,239	2,810,963

Net Investment Income (Loss)	26,784,750	34,040,111	2,455,238

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	45,963,723	(137,958,193)	37,319,726
Net realized gain (loss) on futures contracts	646,433	—	(421,814)
Net realized gain (loss) on written options contracts	—	538,384	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	(2,010,785)	—
Net realized gain (loss) on other foreign currency transactions	13,966	(250,412)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	46,624,122	(139,681,006)	36,897,912

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	10,975,923	2,543,459	(24,087,815)
Net unrealized appreciation (depreciation) of futures contracts	89,028	—	(247,496)
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	523,681	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	18,801	52,927	(6)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	11,083,752	3,120,067	(24,335,317)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	57,707,874	(136,560,939)	12,562,595

Net Increase (Decrease) in Net Assets Resulting from Operations	$84,492,624	$(102,520,828)	$15,017,833

The accompanying notes are an integral part of these financial statements.

198

Hartford HLS Funds

Statements of Operations – (continued)

For the Six-Month Period Ended June 30, 2016 (Unaudited)

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$44,950,226	$4,133,938	$4,212,746	$1,788,482	$61,293	$24,376,817	$7,592,152
83,832	8,389	31,143	10,470	10,267,147	59,540	5,436
(258,166)	(182,412)	(17,586)	(17,465)	—	(2,294,134)	(64,571)

44,775,892	3,959,915	4,226,303	1,781,487	10,328,440	22,142,223	7,533,017

10,576,237	1,648,576	3,766,466	1,481,352	1,134,825	4,278,915	5,648,790

—	—	27,615	—	—	—	—

2,719	2,213	3,481	2,293	2,159	2,918	2,951

408	487	448	398	658	423	178
—	—	71	—	—	—	—
530,566	98,681	173,660	65,607	94,782	194,615	118,769
—	—	27,615	—	—	—	—
9,599	7,779	6,222	3,174	3,177	41,238	5,737
17,914	14,627	23,744	14,521	14,575	15,500	15,886
195,077	30,634	61,946	17,740	32,424	98,401	83,419
45,528	6,457	17,550	5,488	4,869	17,421	23,169
12,176	20,149	10,385	12,296	18,941	19,493	12,116
357,140	81,025	185,575	33,826	61,668	196,574	152,780

11,747,364	1,910,628	4,304,778	1,636,695	1,368,078	4,865,498	6,063,795
—	—	—	—	—	—	—
(13,934)	(5,893)	(7,183)	(3,961)	—	(3,492)	(13,600)

(13,934)	(5,893)	(7,183)	(3,961)	—	(3,492)	(13,600)

11,733,430	1,904,735	4,297,595	1,632,734	1,368,078	4,862,006	6,050,195

33,042,462	2,055,180	(71,292)	148,753	8,960,362	17,280,217	1,482,822

67,721,788	4,117,029	(34,140,201)	25,055,439	(7,057,463)	(48,089,319)	40,042,105
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	186,528	—	—
—	—	—	—	(81,766)	—	—
(26,445)	14,805	(35,110)	(4,827)	88,596	(271,344)	1,193

67,695,343	4,131,834	(34,175,311)	25,050,612	(6,864,105)	(48,360,663)	40,043,298

26,094,755	(10,017,996)	8,176,303	(55,051,717)	19,673,063	(8,786,056)	6,259,011
—	—	—	—	—	—	—
—	—	—	—	185,354	—	—
—	—	—	—	(108,701)	—	—
3,178	9,994	55,695	(1,170)	100	56,262	—

26,097,933	(10,008,002)	8,231,998	(55,052,887)	19,749,816	(8,729,794)	6,259,011

93,793,276	(5,876,168)	(25,943,313)	(30,002,275)	12,885,711	(57,090,457)	46,302,309

$126,835,738	$(3,820,988)	$(26,014,605)	$(29,853,522)	$21,846,073	$(39,810,240)	$47,785,131

The accompanying notes are an integral part of these financial statements.

199

Hartford HLS Funds

Statements of Operations – (continued)

For the Six-Month Period Ended June 30, 2016 (Unaudited)

	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund
Investment Income:
Dividends	$2,879,371	$3,846,100	$2,844,578
Interest	12,190	33,042	53,082
Less: Foreign tax withheld	(48,956)	(866)	(1,213)

Total investment income, net	2,842,605	3,878,276	2,896,447

Expenses:
Investment management fees	1,424,512	3,183,406	3,789,458
Transfer agent fees
Class IA	1,938	3,248	3,128
Class IB	607	748	292
Distribution fees
Class IB	106,150	244,331	114,716
Custodian fees	3,236	7,303	7,118
Registration and filing fees	14,593	34,447	15,144
Accounting services fees	17,806	62,674	64,614
Board of Directors’ fees	5,319	13,745	15,735
Audit fees	12,248	9,173	12,308
Other expenses	54,115	114,677	147,361

Total expenses (before waivers and fees paid indirectly)	1,640,524	3,673,752	4,169,874
Commission recapture	(2,835)	(8,862)	(27,454)

Total waivers and fees paid indirectly	(2,835)	(8,862)	(27,454)

Total expenses, net	1,637,689	3,664,890	4,142,420

Net Investment Income (Loss)	1,204,916	213,386	(1,245,973)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	16,222,080	(30,047,478)	(116,850,710)
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	—
Net realized gain (loss) on other foreign currency transactions	17,346	—	(2,939)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	16,239,426	(30,047,478)	(116,853,649)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(14,922,657)	19,147,335	31,531,207
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of written option contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	923	—	(2,268)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(14,921,734)	19,147,335	31,528,939

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	1,317,692	(10,900,143)	(85,324,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,522,608	$(10,686,757)	$(86,570,683)

The accompanying notes are an integral part of these financial statements.

200

Hartford HLS Funds

Statements of Operations – (continued)

For the Six-Month Period Ended June 30, 2016 (Unaudited)

Hartford Small/Mid Cap Equity HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$1,245,508	$17,077,921	$68,306	$—	$—	$7,500,236
1,528	48,402	50,721,415	3,356,314	5,912,941	13,000
(1,251)	(191,460)	—	—	—	(57,338)

1,245,785	16,934,863	50,789,721	3,356,314	5,912,941	7,455,898

351,971	3,573,920	6,204,984	1,352,667	1,145,081	1,894,130

2,070	2,399	2,714	2,369	2,136	2,457
419	266	329	371	473	433

18,514	186,131	359,724	114,566	115,453	94,921
1,162	5,486	32,413	2,988	3,400	2,492
15,283	15,342	16,724	13,613	14,045	14,721
6,159	74,586	266,304	33,817	30,544	25,315
1,611	20,742	37,162	9,924	7,336	7,274
9,221	12,140	18,941	16,335	16,567	12,176
18,687	184,166	336,121	93,302	80,145	73,307

425,097	4,075,178	7,275,416	1,639,952	1,415,180	2,127,226
—	(1,240)	—	—	—	(3,111)

—	(1,240)	—	—	—	(3,111)

425,097	4,073,938	7,275,416	1,639,952	1,415,180	2,124,115

820,688	12,860,925	43,514,305	1,716,362	4,497,761	5,331,783

(1,534,399)	47,453,778	6,548,979	10,651	2,480,044	15,044,006
—	—	(65,134)	—	—	—
—	—	222,017	—	—	—
—	—	7,003,860	—	1,071,110	—
—	—	3,003,345	—	—	—
—	—	(14,934,265)	—	—	—
—	—	(1,995,342)	—	—	—
—	(1,799)	261,958	—	—	(1,164)

(1,534,399)	47,451,979	45,418	10,651	3,551,154	15,042,842

1,263,762	20,159,242	98,474,260	2,177,044	8,960,984	(65,209)
—	—	12,054	—	—	—
—	—	8,012,536	—	1,228,819	—
—	—	161,003	—	—	—
—	—	(4,829,505)	—	—	—
—	—	(3,015,699)	—	—	—
—	22,616	87,006	—	—	4,612

1,263,762	20,181,858	98,901,655	2,177,044	10,189,803	(60,597)

(270,637)	67,633,837	98,947,073	2,187,695	13,740,957	14,982,245

$550,051	$80,494,762	$142,461,378	$3,904,057	$18,238,718	$20,314,028

The accompanying notes are an integral part of these financial statements.

201

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund
	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$26,784,750	$50,414,982
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	46,624,122	218,419,541
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	11,083,752	(261,214,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	84,492,624	7,619,873

Distributions to Shareholders:
From net investment income
Class IA	—	(43,115,909)
Class IB	—	(4,997,202)
Class IC	—	—

Total from net investment income	—	(48,113,111)

From net realized gain on investments
Class IA	—	—
Class IB	—	—
Class IC	—	—

Total from net realized gain on investments	—	—

Total distributions	—	(48,113,111)

Capital Share Transactions:
Sold	9,399,853	16,708,307
Issued on reinvestment of distributions	—	48,113,111
Redeemed	(183,552,221)	(436,469,018)

Net increase (decrease) from capital share transactions	(174,152,368)	(371,647,600)

Net Increase (Decrease) in Net Assets	(89,659,744)	(412,140,838)

Net Assets:
Beginning of period	2,511,883,212	2,924,024,050

End of period	$2,422,223,468	$2,511,883,212

Undistributed (distributions in excess of) net investment income	$55,562,050	$28,777,300

The accompanying notes are an integral part of these financial statements.

202

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$34,040,111	$55,803,044	$2,455,238	$5,732,568	$33,042,462	$67,717,712	$2,055,180	$2,810,204
(139,681,006)	499,190,946	36,897,912	86,358,959	67,695,343	382,559,504	4,131,834	46,843,135
3,120,067	(466,258,274)	(24,335,317)	(39,562,393)	26,097,933	(492,429,493)	(10,008,002)	(12,495,589)

(102,520,828)	88,735,716	15,017,833	52,529,134	126,835,738	(42,152,277)	(3,820,988)	37,157,750

—	(52,995,203)	—	(5,191,407)	—	(56,949,781)	—	(2,064,712)
—	(4,290,700)	—	(493,379)	—	(7,355,049)	—	(265,636)
—	(91,794)	—	—	—	—	—	—

—	(57,377,697)	—	(5,684,786)	—	(64,304,830)	—	(2,330,348)

—	(1,143,708,705)	—	(208,795,133)	—	(446,508,332)	—	(17,807,958)
—	(133,658,050)	—	(29,781,590)	—	(67,944,325)	—	(4,152,455)
—	(2,343,239)	—	—	—	—	—	—

—	(1,279,709,994)	—	(238,576,723)	—	(514,452,657)	—	(21,960,413)

—	(1,337,087,691)	—	(244,261,509)	—	(578,757,487)	—	(24,290,761)

45,929,223	188,886,238	10,312,453	13,385,373	25,888,132	66,003,700	7,625,114	30,124,439
—	1,337,087,691	—	244,261,509	—	578,757,487	—	24,290,761
(531,669,899)	(1,157,183,786)	(65,430,421)	(167,010,558)	(316,311,595)	(630,845,783)	(42,393,518)	(69,742,484)

(485,740,676)	368,790,143	(55,117,968)	90,636,324	(290,423,463)	13,915,404	(34,768,404)	(15,327,284)

(588,261,504)	(879,561,832)	(40,100,135)	(101,096,051)	(163,587,725)	(606,994,360)	(38,589,392)	(2,460,295)

6,359,031,107	7,238,592,939	740,590,683	841,686,734	3,441,503,709	4,048,498,069	479,060,793	481,521,088

$5,770,769,603	$6,359,031,107	$700,490,548	$740,590,683	$3,277,915,984	$3,441,503,709	$440,471,401	$479,060,793

$39,692,302	$5,652,191	$3,434,981	$979,743	$38,329,774	$5,287,312	$4,809,211	$2,754,031

The accompanying notes are an integral part of these financial statements.

203

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Growth Opportunities HLS Fund
	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(71,292)	$235,777
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(34,175,311)	195,529,079
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	8,231,998	(41,501,855)

Net Increase (Decrease) in Net Assets Resulting from Operations	(26,014,605)	154,263,001

Distributions to Shareholders:
From net investment income
Class IA	—	(1,563,969)
Class IB	—	—

Total from net investment income	—	(1,563,969)

From net realized gain on investments
Class IA	—	(246,075,850)
Class IB	—	(33,542,514)
Class IC	—	(2,276,630)

Total from net realized gain on investments	—	(281,894,994)

Total distributions	—	(283,458,963)

Capital Share Transactions:
Sold	138,967,111	73,681,828
Issued on reinvestment of distributions	—	283,458,963
Redeemed	(111,927,330)	(217,081,410)

Net increase (decrease) from capital share transactions	27,039,781	140,059,381

Net Increase (Decrease) in Net Assets	1,025,176	10,863,419

Net Assets:
Beginning of period	1,375,986,798	1,365,123,379

End of period	$1,377,011,974	$1,375,986,798

Undistributed (distributions in excess of) net investment income	$5,101,348	$5,172,640

The accompanying notes are an integral part of these financial statements.

204

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund		Hartford MidCap HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$148,753	$(189,398)	$8,960,362	$21,098,919	$17,280,217	$20,581,447	$1,482,822	$1,151,367
25,050,612	69,042,842	(6,864,105)	(12,670,641)	(48,360,663)	44,603,449	40,043,298	179,588,938
(55,052,887)	(21,660,295)	19,749,816	(22,857,170)	(8,729,794)	(34,352,453)	6,259,011	(152,431,577)

(29,853,522)	47,193,149	21,846,073	(14,428,892)	(39,810,240)	30,832,443	47,785,131	28,308,728

—	—	—	(18,980,813)	—	(17,879,578)	—	(1,399,724)
—	—	—	(5,933,685)	—	(2,176,492)	—	(90,171)

—	—	—	(24,914,498)	—	(20,056,070)	—	(1,489,895)

—	(41,644,271)	—	—	—	—	—	(197,172,246)
—	(7,763,435)	—	—	—	—	—	(12,701,934)
—	—	—	—	—	—	—	—

—	(49,407,706)	—	—	—	—	—	(209,874,180)

—	(49,407,706)	—	(24,914,498)	—	(20,056,070)	—	(211,364,075)

29,442,622	117,587,462	12,700,377	26,601,652	60,048,074	79,856,988	58,487,203	287,047,471
—	49,407,706	—	24,914,498	—	20,056,070	—	211,364,075
(74,528,396)	(103,345,971)	(35,687,772)	(111,075,638)	(98,273,686)	(221,900,580)	(128,899,996)	(316,201,121)

(45,085,774)	63,649,197	(22,987,395)	(59,559,488)	(38,225,612)	(121,987,522)	(70,412,793)	182,210,425

(74,939,296)	61,434,640	(1,141,322)	(98,902,878)	(78,035,852)	(111,211,149)	(22,627,662)	(844,922)

423,427,273	361,992,633	328,326,110	427,228,988	1,317,787,938	1,428,999,087	1,752,110,251	1,752,955,173

$348,487,977	$423,427,273	$327,184,788	$328,326,110	$1,239,752,086	$1,317,787,938	$1,729,482,589	$1,752,110,251

$11,853,357	$11,704,604	$29,058,915	$20,098,553	$36,281,881	$19,001,664	$2,260,401	$777,579

The accompanying notes are an integral part of these financial statements.

205

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap Value HLS Fund
	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$1,204,916	$1,867,941
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	16,239,426	49,312,834
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(14,921,734)	(53,904,920)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,522,608	(2,724,145)

Distributions to Shareholders:
From net investment income
Class IA	—	(1,833,760)
Class IB	—	(310,161)

Total from net investment income	—	(2,143,921)

From net realized gain on investments
Class IA	—	(44,253,137)
Class IB	—	(14,602,875)

Total from net realized gain on investments	—	(58,856,012)

Total distributions	—	(60,999,933)

Capital Share Transactions:
Sold	2,619,607	8,423,245
Issued on reinvestment of distributions	—	60,999,933
Redeemed	(27,075,704)	(78,708,045)

Net increase (decrease) from capital share transactions	(24,456,097)	(9,284,867)

Net Increase (Decrease) in Net Assets	(21,933,489)	(73,008,945)

Net Assets:
Beginning of period	382,894,110	455,903,055

End of period	$360,960,621	$382,894,110

Undistributed (distributions in excess of) net investment income	$2,095,696	$890,780

The accompanying notes are an integral part of these financial statements.

206

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Small Cap Growth HLS Fund		Hartford Small Company HLS Fund		Hartford Small/Mid Cap Equity HLS Fund		Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$213,386	$1,700,575	$(1,245,973)	$(1,780,496)	$820,688	$1,511,474	$12,860,925	$29,935,718
(30,047,478)	46,029,721	(116,853,649)	88,028,225	(1,534,399)	5,335,316	47,451,979	154,995,290
19,147,335	(76,627,391)	31,528,939	(198,111,583)	1,263,762	(11,517,750)	20,181,858	(142,060,258)

(10,686,757)	(28,897,095)	(86,570,683)	(111,863,854)	550,051	(4,670,960)	80,494,762	42,870,750

—	(562,638)	—	—	—	(1,119,387)	—	(25,254,549)
—	—	—	—	—	(189,421)	—	(2,429,965)

—	(562,638)	—	—	—	(1,308,808)	—	(27,684,514)

—	(74,730,595)	—	(235,415,969)	—	(14,586,015)	—	—
—	(23,707,028)	—	(22,082,672)	—	(3,233,544)	—	—

—	(98,437,623)	—	(257,498,641)	—	(17,819,559)	—	—

—	(99,000,261)	—	(257,498,641)	—	(19,128,367)	—	(27,684,514)

101,348,594	681,534,004	65,850,471	166,334,124	2,626,261	4,931,280	6,880,677	9,402,151
—	99,000,261	—	257,498,641	—	19,128,367	—	27,684,514
(113,258,507)	(201,704,918)	(210,603,335)	(241,524,090)	(10,818,021)	(25,688,609)	(107,442,236)	(243,328,995)

(11,909,913)	578,829,347	(144,752,864)	182,308,675	(8,191,760)	(1,628,962)	(100,561,559)	(206,242,330)

(22,596,670)	450,931,991	(231,323,547)	(187,053,820)	(7,641,709)	(25,428,289)	(20,066,797)	(191,056,094)

1,123,362,422	672,430,431	1,216,278,326	1,403,332,146	95,879,890	121,308,179	1,543,832,923	1,734,889,017

$1,100,765,752	$1,123,362,422	$984,954,779	$1,216,278,326	$88,238,181	$95,879,890	$1,523,766,126	$1,543,832,923

$1,532,043	$1,318,657	$(1,245,973)	$—	$2,075,261	$1,254,573	$15,426,975	$2,566,050

The accompanying notes are an integral part of these financial statements.

207

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund
	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$43,514,305	$86,322,024
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	45,418	(4,544,619)
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	98,901,655	(96,333,497)

Net Increase (Decrease) in Net Assets Resulting from Operations	142,461,378	(14,556,092)

Distributions to Shareholders:
From net investment income
Class IA	—	(81,109,076)
Class IB	—	(8,982,691)

Total from net investment income	—	(90,091,767)

From net realized gain on investments
Class IA	—	(63,383,205)
Class IB	—	(7,785,123)

Total from net realized gain on investments	—	(71,168,328)

Total distributions	—	(161,260,095)

Capital Share Transactions:
Sold	28,091,309	124,109,254
Issued on reinvestment of distributions	—	161,260,095
Redeemed	(269,373,243)	(605,905,708)

Net increase (decrease) from capital share transactions	(241,281,934)	(320,536,359)

Net Increase (Decrease) in Net Assets	(98,820,556)	(496,352,546)

Net Assets:
Beginning of period	2,743,286,277	3,239,638,823

End of period	$2,644,465,721	$2,743,286,277

Undistributed (distributions in excess of) net investment income	$110,504,950	$66,990,645

The accompanying notes are an integral part of these financial statements.

208

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund		Hartford Value HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six-Month Period Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$1,716,362	$2,291,768	$4,497,761	$7,999,122	$5,331,783	$8,732,298
10,651	6,610	3,551,154	6,709,375	15,042,842	66,859,209
2,177,044	(1,395,680)	10,189,803	(6,286,185)	(60,597)	(92,712,676)

3,904,057	902,698	18,238,718	8,422,312	20,314,028	(17,121,169)

—	(2,080,640)	—	(7,889,540)	—	(7,270,798)
—	—	—	(1,434,327)	—	(1,103,600)

—	(2,080,640)	—	(9,323,867)	—	(8,374,398)

—	(63,898)	—	—	—	(15,308,517)
—	(10,342)	—	—	—	(2,826,296)

—	(74,240)	—	—	—	(18,134,813)

—	(2,154,880)	—	(9,323,867)	—	(26,509,211)

24,301,747	56,291,513	37,981,785	42,133,789	8,889,377	42,392,764
—	2,154,880	—	9,323,867	—	26,509,211
(82,846,198)	(215,901,855)	(56,918,595)	(119,610,042)	(46,812,203)	(111,574,821)

(58,544,451)	(157,455,462)	(18,936,810)	(68,152,386)	(37,922,826)	(42,672,846)

(54,640,394)	(158,707,644)	(698,092)	(69,053,941)	(17,608,798)	(86,303,226)

708,057,590	866,765,234	502,147,811	571,201,752	535,765,099	622,068,325

$653,417,196	$708,057,590	$501,449,719	$502,147,811	$518,156,301	$535,765,099

$4,388,498	$2,672,136	$13,527,209	$9,029,448	$6,113,599	$781,816

The accompanying notes are an integral part of these financial statements.

209

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Balanced HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$26.62	$0.30	$0.67	$0.97	$—	$—	$—	$27.59	3.64	%(4)	$2,131,694	0.64	%(5)(6)	0.66	%(5)(6)	2.25	%(5)	11%
IB	26.99	0.27	0.68	0.95	—	—	—	27.94	3.52	(4)	290,530	0.89	(5)(6)	0.91	(5)(6)	2.01	(5)	11

For the Year Ended December 31, 2015
IA	$27.09	$0.51	$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%		$2,210,938	0.63%		0.65%		1.87%		18%
IB	27.45	0.45	(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)		300,945	0.88		0.90		1.62		18

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)	$—	$(0.48)	$27.09	9.79%		$2,561,814	0.65%		0.65%		1.73%		29%
IB	25.44	0.39	2.03	2.42	(0.41)	—	(0.41)	27.45	9.51		362,210	0.90		0.90		1.49		29

For the Year Ended December 31, 2013
IA	$21.03	$0.41	$4.04	$4.45	$(0.37)	$—	$(0.37)	$25.11	21.19%		$2,782,698	0.65%		0.65%		1.75%		31%
IB	21.30	0.35	4.10	4.45	(0.31)	—	(0.31)	25.44	20.88		399,681	0.90		0.90		1.50		31

For the Year Ended December 31, 2012(7)
IA	$19.34	$0.47	$1.85	$2.32	$(0.63)	$—	$(0.63)	$21.03	12.02%		$2,754,114	0.65%		0.65%		1.98%		28%
IB	19.58	0.43	1.86	2.29	(0.57)	—	(0.57)	21.30	11.74		406,156	0.90		0.90		1.73		28

For the Year Ended December 31, 2011(7)
IA	$19.32	$0.41	$(0.06)	$0.35	$(0.33)	$—	$(0.33)	$19.34	1.86%		$2,959,019	0.64%		0.64%		1.84%		34%
IB	19.55	0.36	(0.05)	0.31	(0.28)	—	(0.28)	19.58	1.61		455,939	0.89		0.89		1.59		34

Hartford Capital Appreciation HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$44.44	$0.25	$(0.85)	$(0.60)	$—	$—	$—	$43.84	(1.35	)%(4)	$5,173,465	0.67	%(5)(6)	0.67	%(5)(6)	1.20	%(5)	47%
IB	43.93	0.20	(0.86)	(0.66)	—	—	—	43.27	(1.50	)(4)	578,246	0.92	(5)(6)	0.92	(5)(6)	0.95	(5)	47
IC	44.21	0.15	(0.87)	(0.72)	—	—	—	43.49	(1.63	)(4)	19,059	1.17	(5)(6)	1.17	(5)(6)	0.73	(5)	47

For the Year Ended December 31, 2015
IA	$54.71	$0.43	$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%		$5,701,269	0.67%		0.67%		0.84%		75%
IB	54.20	0.30	0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79		641,548	0.92		0.92		0.59		75
IC	54.59	0.17	0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53		16,215	1.17		1.17		0.34		75

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)	$(8.81)	$(9.31)	$54.71	7.31%		$6,470,599	0.66%		0.66%		0.96%		89%
IB	59.18	0.42	3.77	4.19	(0.36)	(8.81)	(9.17)	54.20	7.04		764,541	0.91		0.91		0.72		89
IC(8)	60.21	0.09	3.53	3.62	(0.43)	(8.81)	(9.24)	54.59	5.97	(4)	3,453	1.16	(5)	1.16	(5)	0.23	(5)	89

For the Year Ended December 31, 2013
IA	$43.37	$0.45	$16.49	$16.94	$(0.51)	$(0.15)	$(0.66)	$59.65	39.08%		$7,029,201	0.67%		0.67%		0.88%		86%
IB	43.05	0.32	16.33	16.65	(0.37)	(0.15)	(0.52)	59.18	38.72		969,611	0.92		0.92		0.63		86

For the Year Ended December 31, 2012
IA	$37.20	$0.57	$6.24	$6.81	$(0.64)	$—	$(0.64)	$43.37	18.34%		$7,750,924	0.67%		0.67%		1.24%		142%
IB	36.90	0.52	6.14	6.66	(0.51)	—	(0.51)	43.05	18.04		874,386	0.92		0.92		0.99		142

For the Year Ended December 31, 2011
IA	$42.36	$0.37	$(5.20)	$(4.83)	$(0.33)	$—	$(0.33)	$37.20	(11.41)%		$8,169,178	0.67%		0.67%		0.95%		113%
IB	42.00	0.32	(5.20)	(4.88)	(0.22)	—	(0.22)	36.90	(11.62)		1,102,054	0.92		0.92		0.71		113

The accompanying notes are an integral part of these financial statements.

210

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Disciplined Equity HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$15.58	$0.06	$0.31	$0.37	$—	$—	$—	$15.95	2.37	%(4)	$613,698	0.78	%(5)(6)	0.78	%(5)(6)	0.74	%(5)	11%
IB	15.46	0.04	0.31	0.35	—	—	—	15.81	2.26	(4)	86,793	1.03	(5)(6)	1.03	(5)(6)	0.49	(5)	11

For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%		$648,747	0.76%		0.76%		0.76%		29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59		91,844	1.01		1.01		0.51		29

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%		$734,110	0.75%		0.75%		0.73%		63%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87		107,577	1.00		1.00		0.47		63

For the Year Ended December 31, 2013
IA	$13.64	$0.17	$4.72	$4.89	$(0.17)	$—	$(0.17)	$18.36	35.82%		$811,099	0.76%		0.76%		1.07%		23%
IB	13.58	0.13	4.68	4.81	(0.12)	—	(0.12)	18.27	35.47		118,598	1.01		1.01		0.82		23

For the Year Ended December 31, 2012(7)
IA	$11.78	$0.22	$1.86	$2.08	$(0.22)	$—	$(0.22)	$13.64	17.62%		$798,148	0.75%		0.75%		1.45%		34%
IB	11.73	0.18	1.85	2.03	(0.18)	—	(0.18)	13.58	17.33		116,113	1.00		1.00		1.20		34

For the Year Ended December 31, 2011(7)
IA	$11.79	$0.14	$(0.01)	$0.13	$(0.14)	$—	$(0.14)	$11.78	1.15%		$852,312	0.74%		0.74%		1.06%		44%
IB	11.73	0.11	—	0.11	(0.11)	—	(0.11)	11.73	0.90		129,416	0.99		0.99		0.81		44

Hartford Dividend and Growth HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$22.09	$0.23	$0.67	$0.90	$—	$—	$—	$22.99	4.07	%(4)	$2,848,915	0.68	%(5)(6)	0.68	%(5)(6)	2.07	%(5)	10%
IB	22.02	0.20	0.67	0.87	—	—	—	22.89	3.95	(4)	429,001	0.93	(5)(6)	0.93	(5)(6)	1.81	(5)	10

For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%		$2,991,811	0.67%		0.67%		1.84%		20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)		449,693	0.92		0.92		1.59		20

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%		$3,502,492	0.67%		0.67%		1.78%		19%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68		546,006	0.92		0.92		1.53		19

For the Year Ended December 31, 2013
IA	$21.46	$0.46	$6.33	$6.79	$(0.51)	$(0.69)	$(1.20)	$27.05	31.92%		$3,760,183	0.67%		0.67%		1.88%		25%
IB	21.42	0.40	6.31	6.71	(0.45)	(0.69)	(1.14)	26.99	31.58		621,751	0.92		0.92		1.62		25

For the Year Ended December 31, 2012(7)
IA	$19.34	$0.49	$2.13	$2.62	$(0.50)	$—	$(0.50)	$21.46	13.59%		$3,658,076	0.67%		0.67%		2.13%		20%
IB	19.30	0.45	2.11	2.56	(0.44)	—	(0.44)	21.42	13.31		589,194	0.92		0.92		1.88		20

For the Year Ended December 31, 2011(7)
IA	$19.50	$0.42	$(0.16)	$0.26	$(0.42)	$—	$(0.42)	$19.34	1.32%		$3,851,657	0.67%		0.67%		1.98%		24%
IB	19.46	0.36	(0.16)	0.20	(0.36)	—	(0.36)	19.30	1.06		658,419	0.92		0.92		1.73		24

The accompanying notes are an integral part of these financial statements.

211

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$24.39	$0.11	$(0.23)	$(0.12)	$—	$—	$—	$24.27	(0.49	)%(4)	$361,688	0.82	%(5)(6)	0.82	%(5)(6)	0.98	%(5)	29%
IB	24.19	0.08	(0.23)	(0.15)	—	—	—	24.04	(0.62	)(4)	78,783	1.07	(5)(6)	1.07	(5)(6)	0.73	(5)	29

For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77	$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%		$392,302	0.81%		0.81%		0.62%		67%
IB	23.56	0.09	1.75	1.84	(0.07)	(1.14)	(1.21)	24.19	7.76		86,759	1.06		1.06		0.38		67

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39	$1.52	$(0.11)	$—	$(0.11)	$23.74	6.79%		$388,542	0.81%		0.81%		0.57%		82	%(9)
IB	22.16	0.07	1.39	1.46	(0.06)	—	(0.06)	23.56	6.58		92,979	1.06		1.06		0.30		82	(9)

For the Year Ended December 31, 2013
IA	$16.50	$0.11	$5.86	$5.97	$(0.14)	$—	$(0.14)	$22.33	36.30%		$360,086	0.82%		0.82%		0.56%		71%
IB	16.38	0.06	5.81	5.87	(0.09)	—	(0.09)	22.16	35.90		79,823	1.07		1.07		0.32		71

For the Year Ended December 31, 2012(7)
IA	$13.45	$0.14	$3.00	$3.14	$(0.09)	$—	$(0.09)	$16.50	23.41%		$321,371	0.82%		0.82%		0.73%		108%
IB	13.34	0.09	2.99	3.08	(0.04)	—	(0.04)	16.38	23.10		77,224	1.07		1.07		0.47		108

For the Year Ended December 31, 2011(7)
IA	$15.62	$0.08	$(2.24)	$(2.16)	$(0.01)	$—	$(0.01)	$13.45	(13.89)%		$352,947	0.80%		0.80%		0.46%		57%
IB	15.53	0.04	(2.23)	(2.19)	—	—	—	13.34	(14.10)		82,204	1.05		1.05		0.22		57

Hartford Growth Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$34.86	$—	$(0.60)	$(0.60)	$—	$—	$—	$34.26	(1.72	)%(4)	$1,210,939	0.65	%(5)(6)	0.65	%(5)(6)	0.03	%(5)	66%
IB	33.76	(0.04)	(0.59)	(0.63)	—	—	—	33.13	(1.87	)(4)	141,167	0.90	(5)(6)	0.90	(5)(6)	(0.23	)(5)	66
IC	34.57	(0.07)	(0.61)	(0.68)	—	—	—	33.89	(2.00	)(4)	24,905	1.15	(5)(6)	1.15	(5)(6)	(0.47	)(5)	66

For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66	$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%		$1,197,187	0.65%		0.65%		0.05%		109%
IB	37.93	(0.08)	4.56	4.48	—	(8.65)	(8.65)	33.76	11.47		158,304	0.90		0.90		(0.20)		109
IC	38.75	(0.18)	4.65	4.47	—	(8.65)	(8.65)	34.57	11.18		20,495	1.16		1.16		(0.48)		109

For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31	$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%		$1,203,366	0.64%		0.64%		0.16%		145	%(10)
IB	39.79	(0.04)	5.18	5.14	—	(7.00)	(7.00)	37.93	13.82		160,040	0.89		0.89		(0.11)		145	(10)
IC(8)	40.23	(0.10)	5.69	5.59	(0.07)	(7.00)	(7.07)	38.75	14.79	(4)	1,717	1.14	(5)	1.14	(5)	(0.37	)(5)	145	(10)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$—	$—	$—	$40.58	35.74%		$1,097,380	0.65%		0.65%		0.21%		119%
IB	29.38	(0.01)	10.42	10.41	—	—	—	39.79	35.42		111,230	0.90		0.90		(0.04)		119

For the Year Ended December 31, 2012
IA	$23.57	$0.03	$6.30	$6.33	$—	$—	$—	$29.90	26.86%		$951,372	0.65%		0.65%		0.11%		105%
IB	23.22	(0.05)	6.21	6.16	—	—	—	29.38	26.54		108,506	0.90		0.90		(0.15)		105

For the Year Ended December 31, 2011
IA	$25.86	$0.01	$(2.30)	$(2.29)	$—	$—	$—	$23.57	(8.87)%		$881,352	0.66%		0.66%		0.03%		113%
IB	25.54	(0.06)	(2.26)	(2.32)	—	—	—	23.22	(9.10)		108,905	0.91		0.91		(0.22)		113

The accompanying notes are an integral part of these financial statements.

212

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Healthcare HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$30.32	$0.02	$(1.97)	$(1.95)	$—	$—	$—	$28.37	(6.43	)%(4)	$296,790	0.88	%(5)(6)	0.88	%(5)(6)	0.12	%(5)	18%
IB	29.36	(0.02)	(1.91)	(1.93)	—	—	—	27.43	(6.57	)(4)	51,698	1.13	(5)(6)	1.13	(5)(6)	(0.13	)(5)	18

For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%		$360,783	0.86%		0.86%		(0.01)%		38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98		62,644	1.11		1.11		(0.26)		38

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%		$301,580	0.88%		0.88%		0.03%		33%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00		60,413	1.13		1.13		(0.22)		33

For the Year Ended December 31, 2013
IA	$18.11	$0.04	$9.12	$9.16	$(0.12)	$(1.48)	$(1.60)	$25.67	51.84%		$243,719	0.89%		0.89%		0.19%		33%
IB	17.71	(0.01)	8.92	8.91	(0.07)	(1.48)	(1.55)	25.07	51.50		57,187	1.14		1.14		(0.06)		33

For the Year Ended December 31, 2012(7)
IA	$15.07	$0.13	$2.98	$3.11	$(0.07)	$—	$(0.07)	$18.11	20.62%		$149,801	0.91%		0.91%		0.69%		46%
IB	14.74	0.09	2.90	2.99	(0.02)	—	(0.02)	17.71	20.32		45,306	1.16		1.16		0.43		46

For the Year Ended December 31, 2011(7)
IA	$13.89	$0.06	$1.13	$1.19	$(0.01)	$—	$(0.01)	$15.07	8.54%		$137,088	0.91%		0.91%		0.33%		45%
IB	13.61	0.02	1.11	1.13	—	—	—	14.74	8.27		48,933	1.16		1.16		0.08		45

Hartford High Yield HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$7.55	$0.22	$0.31	$0.53	$—	$—	$—	$8.08	7.02	%(4)	$251,228	0.78	%(5)(6)	0.78	%(5)(6)	5.59	%(5)	24%
IB	7.43	0.20	0.31	0.51	—	—	—	7.94	6.86	(4)	75,957	1.03	(5)(6)	1.03	(5)(6)	5.33	(5)	24

For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%		$251,313	0.76%		0.76%		5.40%		34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)		77,013	1.01		1.01		5.15		34

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$—	$(0.70)	$8.45	2.58%		$321,650	0.75%		0.75%		5.28%		39%
IB	8.77	0.44	(0.22)	0.22	(0.67)	—	(0.67)	8.32	2.31		105,579	1.00		1.00		5.02		39

For the Year Ended December 31, 2013
IA	$9.09	$0.54	$0.01	$0.55	$(0.74)	$—	$(0.74)	$8.90	6.43%		$389,340	0.75%		0.75%		5.90%		46%
IB	8.96	0.50	0.03	0.53	(0.72)	—	(0.72)	8.77	6.17		125,701	1.00		1.00		5.64		46

For the Year Ended December 31, 2012
IA	$8.70	$0.58	$0.63	$1.21	$(0.82)	$—	$(0.82)	$9.09	14.31%		$504,042	0.75%		0.75%		6.37%		94%
IB	8.59	0.55	0.62	1.17	(0.80)	—	(0.80)	8.96	14.03		149,050	1.00		1.00		6.12		94

For the Year Ended December 31, 2011
IA	$9.15	$0.71	$(0.31)	$0.40	$(0.85)	$—	$(0.85)	$8.70	4.69%		$548,608	0.74%		0.74%		7.68%		88%
IB	9.04	0.67	(0.30)	0.37	(0.82)	—	(0.82)	8.59	4.44		160,060	0.99		0.99		7.43		88

The accompanying notes are an integral part of these financial statements.

213

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$14.19	$0.19	$(0.60)	$(0.41)	$—	$—	$—	$13.78	(2.89	)%(4)	$1,086,821	0.75	%(5)(6)	0.75	%(5)(6)	2.85	%(5)	47%
IB	14.36	0.17	(0.61)	(0.44)	—	—	—	13.92	(3.06	)(4)	152,931	1.00	(5)(6)	1.00	(5)(6)	2.56	(5)	47

For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%		$1,146,250	0.74%		0.74%		1.47%		68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65		171,538	0.99		0.99		1.21		68

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$—	$(0.34)	$14.13	(3.87)%		$1,239,946	0.73%		0.73%		1.30%		90%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	—	(0.30)	14.29	(4.14)		189,053	0.98		0.98		1.02		90

For the Year Ended December 31, 2013
IA	$12.63	$0.24	$2.45	$2.69	$(0.29)	$—	$(0.29)	$15.03	21.55%		$1,454,018	0.74%		0.74%		1.76%		100%
IB	12.76	0.21	2.49	2.70	(0.26)	—	(0.26)	15.20	21.28		215,447	0.99		0.99		1.55		100

For the Year Ended December 31, 2012(7)
IA	$10.72	$0.26	$1.88	$2.14	$(0.23)	$—	$(0.23)	$12.63	20.20%		$1,303,209	0.74%		0.74%		1.88%		95%
IB	10.82	0.25	1.88	2.13	(0.19)	—	(0.19)	12.76	19.89		220,699	0.99		0.99		1.64		95

For the Year Ended December 31, 2011(7)
IA	$12.46	$0.21	$(1.94)	$(1.73)	$(0.01)	$—	$(0.01)	$10.72	(13.97)%		$1,287,917	0.73%		0.73%		1.66%		111%
IB	12.61	0.19	(1.97)	(1.78)	(0.01)	—	(0.01)	10.82	(14.19)		232,707	0.98		0.98		1.41		111

Hartford MidCap HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$33.66	$0.03	$0.96	$0.99	$—	$—	$—	$34.65	2.94	%(4)	$1,633,918	0.70	%(5)(6)	0.70	%(5)(6)	0.19	%(5)	12%
IB	33.11	(0.01)	0.94	0.93	—	—	—	34.04	2.81	(4)	95,565	0.95	(5)(6)	0.95	(5)(6)	(0.06	)(5)	12

For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%		$1,647,715	0.70%		0.70%		0.08%		38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34		104,395	0.95		0.95		(0.16)		38

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%		$1,669,393	0.70%		0.70%		0.10%		42%
IB	37.52	(0.06)	4.18	4.12	—	(4.81)	(4.81)	36.83	11.09		83,562	0.95		0.95		(0.15)		42

For the Year Ended December 31, 2013
IA	$28.16	$0.07	$11.02	$11.09	$(0.04)	$(1.34)	$(1.38)	$37.87	39.82%		$1,483,626	0.71%		0.71%		0.21%		34%
IB	27.95	(0.02)	10.94	10.92	(0.01)	(1.34)	(1.35)	37.52	39.46		82,483	0.96		0.96		(0.05)		34

For the Year Ended December 31, 2012(7)
IA	$23.77	$0.24	$4.38	$4.62	$(0.23)	$—	$(0.23)	$28.16	19.44%		$1,325,221	0.71%		0.71%		0.84%		51%
IB	23.59	0.17	4.35	4.52	(0.16)	—	(0.16)	27.95	19.14		70,997	0.96		0.96		0.59		51

For the Year Ended December 31, 2011(7)
IA	$26.01	$0.15	$(2.20)	$(2.05)	$(0.19)	$—	$(0.19)	$23.77	(7.92)%		$1,212,257	0.71%		0.71%		0.48%		69%
IB	25.74	0.07	(2.17)	(2.10)	(0.05)	—	(0.05)	23.59	(8.16)		70,188	0.96		0.96		0.18		69

The accompanying notes are an integral part of these financial statements.

214

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford MidCap Value HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$12.33	$0.04	$0.08	$0.12	$—	$—	$—	$12.45	0.97	%(4)	$274,875	0.85	%(5)(6)	0.85	%(5)(6)	0.74	%(5)	22%
IB	12.24	0.03	0.08	0.11	—	—	—	12.35	0.90	(4)	86,085	1.10	(5)(6)	1.10	(5)(6)	0.49	(5)	22

For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%		$291,174	0.84%		0.84%		0.49%		29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)		91,720	1.09		1.09		0.24		29

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%		$345,084	0.84%		0.84%		0.60%		31%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91		110,819	1.09		1.09		0.35		31

For the Year Ended December 31, 2013
IA	$11.65	$0.08	$3.95	$4.03	$(0.17)	$—	$(0.17)	$15.51	34.71%		$377,272	0.84%		0.84%		0.56%		49%
IB	11.59	0.04	3.93	3.97	(0.14)	—	(0.14)	15.42	34.37		123,884	1.09		1.09		0.31		49

For the Year Ended December 31, 2012(7)
IA	$9.44	$0.14	$2.20	$2.34	$(0.13)	$—	$(0.13)	$11.65	24.95%		$323,934	0.85%		0.85%		1.03%		45%
IB	9.38	0.10	2.21	2.31	(0.10)	—	(0.10)	11.59	24.64		112,996	1.10		1.10		0.79		45

For the Year Ended December 31, 2011(7)
IA	$10.32	$0.07	$(0.95)	$(0.88)	$—	$—	$—	$9.44	(8.56)%		$341,583	0.83%		0.83%		0.57%		43%
IB	10.29	0.04	(0.95)	(0.91)	—	—	—	9.38	(8.79)		116,563	1.08		1.08		0.32		43

Hartford Small Cap Growth HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$24.93	$0.01	$(0.20)	$(0.19)	$—	$—	$—	$24.74	(0.76	)%(4)	$893,701	0.65	%(5)(6)	0.65	%(5)(6)	0.09	%(5)	26%
IB	24.38	(0.02)	(0.19)	(0.21)	—	—	—	24.17	(0.90	)(4)	207,065	0.90	(5)(6)	0.90	(5)(6)	(0.16	)(5)	26

For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%		$913,414	0.65%		0.65%		0.25%		59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)		209,948	0.90		0.90		(0.03)		59

For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%		$557,200	0.65%		0.65%		0.19%		117%
IB	32.17	(0.02)	1.46	1.44	—	(6.17)	(6.17)	27.44	5.57		115,230	0.90		0.90		(0.06)		117

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%		$466,173	0.67%		0.67%		0.16%		81%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50		123,966	0.92		0.92		(0.08)		81

For the Year Ended December 31, 2012(7)
IA	$21.67	$0.11	$3.66	$3.77	$—	$—	$—	$25.44	17.40%		$378,318	0.67%		0.67%		0.41%		85%
IB	21.47	0.04	3.63	3.67	—	—	—	25.14	17.10		134,404	0.92		0.92		0.16		85

For the Year Ended December 31, 2011(7)
IA	$21.37	$(0.02)	$0.32	$0.30	$—	$—	$—	$21.67	1.42%		$397,662	0.67%		0.67%		(0.07)%		62%
IB	21.22	(0.07)	0.32	0.25	—	—	—	21.47	1.17		144,022	0.92		0.92		(0.32)		62

The accompanying notes are an integral part of these financial statements.

215

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Small Company HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$17.52	$(0.02)	$(1.09)	$(1.11)	$—	$—	$—	$16.41	(6.34	)%(4)	$892,659	0.75	%(5)(6)	0.75	%(5)(6)	(0.21	)%(5)	49%
IB	16.47	(0.03)	(1.03)	(1.06)	—	—	—	15.41	(6.44	)(4)	92,296	1.00	(5)(6)	1.00	(5)(6)	(0.45	)(5)	49

For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%		$1,117,778	0.71%		0.71%		(0.11)%		88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)		98,501	0.96		0.96		(0.36)		88

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$—	$(4.79)	$(4.79)	$23.33	7.07%		$1,279,533	0.71%		0.71%		(0.35)%		90%
IB	25.46	(0.15)	1.72	1.57	—	(4.79)	(4.79)	22.24	6.85		123,799	0.96		0.96		(0.60)		90

For the Year Ended December 31, 2013
IA	$19.74	$(0.07)	$8.60	$8.53	$(0.02)	$(1.82)	$(1.84)	$26.43	44.38%		$1,354,821	0.71%		0.71%		(0.29)%		96%
IB	19.06	(0.12)	8.34	8.22	—	(1.82)	(1.82)	25.46	44.28		141,791	0.96		0.96		(0.54)		96

For the Year Ended December 31, 2012(7)
IA	$17.07	$0.03	$2.64	$2.67	$—	$—	$—	$19.74	15.64%		$1,126,350	0.72%		0.72%		0.16%		110%
IB	16.56	(0.03)	2.53	2.50	—	—	—	19.06	15.10		117,133	0.97		0.97		(0.13)		110

For the Year Ended December 31, 2011(7)
IA	$17.66	$(0.02)	$(0.57)	$(0.59)	$—	$—	$—	$17.07	(3.36)%		$1,090,883	0.71%		0.71%		(0.13)%		99%
IB	17.18	(0.09)	(0.53)	(0.62)	—	—	—	16.56	(3.62)		155,970	0.96		0.96		(0.38)		99

Hartford Small/Mid Cap Equity HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$7.45	$0.07	$—	$0.07	$—	$—	$—	$7.52	0.94	%(4)	$73,709	0.92	%(5)(6)	0.92	%(5)(6)	1.91	%(5)	41%
IB	7.40	0.06	—	0.06	—	—	—	7.46	0.81	(4)	14,529	1.17	(5)(6)	1.17	(5)(6)	1.65	(5)	41

For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%		$79,379	0.88%		0.88%		1.39%		80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)		16,501	1.13		1.13		1.12		80

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%		$98,069	0.85%		0.85%		1.20%		108%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00		23,239	1.10		1.10		0.96		108

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%		$117,395	0.85%		0.85%		1.58%		128%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08		26,362	1.10		1.10		1.32		128

For the Year Ended December 31, 2012(7)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%		$106,339	0.88%		0.88%		1.57%		150%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58		24,774	1.13		1.13		1.26		150

For the Year Ended December 31, 2011(7)
IA	$9.85	$0.06	$(0.23)	$(0.17)	$—	$(0.75)	$(0.75)	$8.93	(1.13)%		$107,762	0.87%		0.87%		0.60%		196%
IB	9.83	0.04	(0.24)	(0.20)	—	(0.75)	(0.75)	8.88	(1.38)		28,441	1.12		1.12		0.34		196

The accompanying notes are an integral part of these financial statements.

216

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$64.06	$0.56	$3.01	$3.57	$—	$—	$—	$67.63	5.59	%(4)	$1,373,648	0.51	%(5)(6)	0.51	%(5)(6)	1.75	%(5)	15%
IB	64.03	0.48	3.01	3.49	—	—	—	67.52	5.45	(4)	150,118	0.76	(5)(6)	0.76	(5)(6)	1.50	(5)	15

For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%		$1,388,110	0.51%		0.51%		1.86%		23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48		155,722	0.76		0.76		1.61		23

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$—	$(1.16)	$63.49	11.31%		$1,552,777	0.50%		0.50%		1.79%		20%
IB	58.04	0.92	5.50	6.42	(1.00)	—	(1.00)	63.46	11.04		182,112	0.75		0.75		1.54		20

For the Year Ended December 31, 2013
IA	$44.73	$0.99	$13.41	$14.40	$(1.06)	$—	$(1.06)	$58.07	32.25%		$1,667,278	0.51%		0.51%		1.89%		27%
IB	44.71	0.85	13.40	14.25	(0.92)	—	(0.92)	58.04	31.92		204,437	0.76		0.76		1.64		27

For the Year Ended December 31, 2012(7)
IA	$39.95	$0.91	$4.83	$5.74	$(0.96)	$—	$(0.96)	$44.73	14.38%		$1,532,116	0.51%		0.51%		1.86%		82%
IB	39.92	0.82	4.81	5.63	(0.84)	—	(0.84)	44.71	14.10		200,153	0.76		0.76		1.61		82

For the Year Ended December 31, 2011(7)
IA	$40.98	$0.62	$(1.07)	$(0.45)	$(0.58)	$—	$(0.58)	$39.95	(1.09)%		$1,614,788	0.50%		0.50%		1.37%		43%
IB	40.94	0.51	(1.06)	(0.55)	(0.47)	—	(0.47)	39.92	(1.34)		231,377	0.75		0.75		1.11		43

Hartford Total Return Bond HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$10.93	$0.18	$0.42	$0.60	$—	$—	$—	$11.53	5.49	%(4)	$2,357,234	0.51	%(5)(6)	0.51	%(5)(6)	3.30	%(5)	19%
IB	10.87	0.17	0.41	0.58	—	—	—	11.45	5.34	(4)	287,232	0.76	(5)(6)	0.76	(5)(6)	3.05	(5)	19

For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)	$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%		$2,448,280	0.51%		0.51%		2.88%		66%
IB	11.56	0.30	(0.39)	(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)		295,006	0.76		0.76		2.63		66

For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34	$0.67	$(0.39)	$—	$(0.39)	$11.63	5.89%		$2,879,633	0.50%		0.50%		2.85%		84%
IB	11.27	0.30	0.34	0.64	(0.35)	—	(0.35)	11.56	5.68		360,006	0.75		0.75		2.60		84

For the Year Ended December 31, 2013
IA	$11.99	$0.32	$(0.49)	$(0.17)	$(0.47)	$—	$(0.47)	$11.35	(1.36)%		$3,290,622	0.50%		0.50%		2.76%		81%
IB	11.91	0.29	(0.50)	(0.21)	(0.43)	—	(0.43)	11.27	(1.66)		414,910	0.75		0.75		2.51		81

For the Year Ended December 31, 2012(7)
IA	$11.63	$0.41	$0.45	$0.86	$(0.50)	$—	$(0.50)	$11.99	7.54%		$3,572,511	0.50%		0.50%		3.01%		88%
IB	11.55	0.40	0.43	0.83	(0.47)	—	(0.47)	11.91	7.27		566,274	0.75		0.75		2.76		88

For the Year Ended December 31, 2011(7)
IA	$10.90	$0.44	$0.31	$0.75	$(0.02)	$—	$(0.02)	$11.63	6.99%		$3,718,609	0.49%		0.49%		3.60%		107%
IB	10.84	0.42	0.31	0.73	(0.02)	—	(0.02)	11.55	6.72		632,685	0.74		0.74		3.35		107

The accompanying notes are an integral part of these financial statements.

217

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Ultrashort Bond HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$9.99	$0.03	$0.03	$0.06	$—	$—	$—	$10.05	0.60	%(4)	$564,942	0.44	%(5)(6)	0.44	%(5)(6)	0.54	%(5)	20%
IB	9.97	0.01	0.04	0.05	—	—	—	10.02	0.50	(4)	88,476	0.69	(5)(6)	0.69	(5)(6)	0.29	(5)	20

For the Year Ended December 31, 2015
IA	$10.01	$0.03	$(0.02)	$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%		$611,087	0.43%		0.43%		0.33%		35%
IB	9.98	0.01	(0.02)	(0.01)	—	—	—	9.97	(0.09)		96,970	0.68		0.68		0.08		35

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)	$0.01	$—	$—	$—	$10.01	0.10%		$745,597	0.43%		0.43%		0.23%		40%
IB	9.99	—	(0.01)	(0.01)	—	—	—	9.98	(0.10)		121,168	0.68		0.68		(0.02)		40

For the Year Ended December 31, 2013(7)(11)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$1,013,110	0.21%		0.45%		(0.02)%		6	%(12)
IB	10.00	(0.01)	—	(0.01)	—	—	—	9.99	(0.10)		163,058	0.25		0.49		(0.06)		6	(12)

For the Year Ended December 31, 2012(7)(11)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$1,603,657	0.18%		0.42%		—%		—	%(13)
IB	10.00	—	—	—	—	—	—	10.00	—		272,464	0.18		0.42		—		—	(13)

For the Year Ended December 31, 2011(7)(11)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$1,970,312	0.16%		0.42%		—%		—	%(13)
IB	10.00	—	—	—	—	—	—	10.00	—		376,648	0.16		0.42		—		—	(13)

Hartford U.S. Government Securities HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$10.34	$0.09	$0.29	$0.38	$—	$—	$—	$10.72	3.68	%(4)	$410,875	0.50	%(5)(6)	0.50	%(5)(6)	1.81	%(5)	24%
IB	10.32	0.08	0.28	0.36	—	—	—	10.68	3.49	(4)	90,574	0.75	(5)(6)	0.75	(5)(6)	1.56	(5)	24

For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—	$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%		$412,060	0.49%		0.49%		1.53%		42%
IB	10.34	0.13	0.01	0.14	(0.16)	—	(0.16)	10.32	1.35		90,088	0.74		0.74		1.28		42

For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14	$0.29	$(0.24)	$—	$(0.24)	$10.37	2.81%		$468,967	0.48%		0.48%		1.40%		37%
IB	10.28	0.12	0.15	0.27	(0.21)	—	(0.21)	10.34	2.59		102,235	0.73		0.73		1.15		37

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)	$(0.18)	$(0.25)	$—	$(0.25)	$10.32	(1.68)%		$556,169	0.49%		0.49%		1.14%		39%
IB	10.71	0.09	(0.30)	(0.21)	(0.22)	—	(0.22)	10.28	(1.97)		123,908	0.74		0.74		0.89		39

For the Year Ended December 31, 2012(7)
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$—	$(0.31)	$10.75	3.70%		$833,735	0.48%		0.48%		1.20%		86%
IB	10.63	0.13	0.23	0.36	(0.28)	—	(0.28)	10.71	3.44		173,937	0.73		0.73		0.95		86

For the Year Ended December 31, 2011(7)
IA	$10.46	$0.21	$0.30	$0.51	$(0.29)	$—	$(0.29)	$10.68	4.87%		$907,046	0.48%		0.48%		1.61%		426%
IB	10.40	0.19	0.29	0.48	(0.25)	—	(0.25)	10.63	4.61		194,273	0.73		0.73		1.36		426

The accompanying notes are an integral part of these financial statements.

218

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Value HLS Fund
For the Six-Month Period Ended June 30, 2016 (Unaudited)
IA	$15.58	$0.16	$0.50	$0.66	$—	$—	$—	$16.24	4.24	%(4)	$440,519	0.79	%(5)(6)	0.79	%(5)(6)	2.14	%(5)	6%
IB	15.57	0.15	0.49	0.64	—	—	—	16.21	4.11	(4)	77,637	1.04	(5)(6)	1.04	(5)(6)	1.89	(5)	6

For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)	$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%		$455,713	0.78%		0.78%		1.56%		19%
IB	16.88	0.22	(0.77)	(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)		80,052	1.03		1.03		1.30		19

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$—	$(0.25)	$16.89	11.37%		$523,661	0.77%		0.77%		1.51%		14%
IB	15.38	0.20	1.51	1.71	(0.21)	—	(0.21)	16.88	11.10		98,407	1.02		1.02		1.26		14

For the Year Ended December 31, 2013
IA	$11.86	$0.23	$3.55	$3.78	$(0.25)	$—	$(0.25)	$15.39	31.94%		$551,350	0.76%		0.76%		1.66%		19%
IB	11.85	0.20	3.54	3.74	(0.21)	—	(0.21)	15.38	31.65		109,081	1.01		1.01		1.41		19

For the Year Ended December 31, 2012(7)
IA	$10.37	$0.26	$1.50	$1.76	$(0.27)	$—	$(0.27)	$11.86	16.99%		$549,228	0.76%		0.76%		2.02%		22%
IB	10.36	0.23	1.50	1.73	(0.24)	—	(0.24)	11.85	16.69		103,438	1.01		1.01		1.77		22

For the Year Ended December 31, 2011(7)
IA	$10.77	$0.20	$(0.41)	$(0.21)	$(0.19)	$—	$(0.19)	$10.37	(1.96)%		$591,278	0.75%		0.75%		1.65%		16%
IB	10.76	0.17	(0.41)	(0.24)	(0.16)	—	(0.16)	10.36	(2.20)		111,486	1.00		1.00		1.40		16

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Certain non-recurring expenses incurred by the Fund were not annualized for the six-month period ended June 30, 2016.
(7)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(8)	Commenced operations on April 30, 2014.
(9)	During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(10)	During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(11)	Per share amounts have been restated to reflect a reverse stock split effective October 21, 2013. Please see Notes to Financial Statements.
(12)	Portfolio turnover shown is from October 21, 2013 (conversion date) through December 31, 2013.
(13)	The Fund was managed as a money market fund and portfolio turnover was not calculated.

The accompanying notes are an integral part of these financial statements.

219

Hartford HLS Funds

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of June 30, 2016. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford Small Cap Growth HLS Fund (formerly, Hartford SmallCap Growth HLS Fund) (the “Small Cap Growth HLS Fund”)

Hartford Small/Mid Cap Equity HLS Fund (the “Small/Mid Cap Equity HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Each Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Funds if permitted by their plans.

The Global Growth HLS Fund’s portfolio managers are Matthew D. Hudson (50%) and John A. Boselli (50%) as of June 30, 2016. The Small Cap Growth HLS Fund’s portfolio managers are Mammen Chally (81%) and David J. Elliot (19%) as of June 30, 2016. The Small Company HLS Fund’s portfolio managers are Steven C. Angeli (98%) and Mammen Chally (2%) as of June 30, 2016.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS, is divided into Class IA and Class IB shares. Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund are divided into Class IA, Class IB and Class IC shares. Class IC shares have not commenced operations for Balanced HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund as of the date of this report. Small Cap Growth HLS Fund and Small Company HLS Fund are now closed to new investors until further notice. For more information please see the Fund’s prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain

220

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interest), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing

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service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next

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available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Growth Opportunities HLS Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at June 30, 2016
Common Stock
Model	EV/EBITDA	2.35x to 5.6x	$2,172,779
Model	EV/Estimated Revenue	8.5x to 17.1x	5,181,567
Cost	Recent Trade Price	$50.19 to $102.43	3,395,601

Convertible Bonds
Cost	Recent Trade Price	$100	705,896

Preferred Stock
Model	EV/Estimated Revenue	0.9x to 11.7x	53,159,487
Cost	Recent Trade Price	$11.87 to $50.19	54,885,980

Total			$119,501,310

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company HLS Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at June 30, 2016
Common Stock
Model	EV/EBITDA	8.5x to 17.1x	$5,754,268
Model	EV/Estimated Revenue	5.54x to 8.43x	4,765,580
Cost	Recent Trade Price	$4.40	3,079,840

Preferred Stock
Model	EV/Estimated Revenue	1.5x to 8.45x	24,948,131
Cost	Recent Trade Price	$4.40	5,767,067

Total			$44,314,886

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record,

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etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase

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agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of June 30, 2016.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of June 30, 2016.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of June 30, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s

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obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of June 30, 2016.

e)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of June 30, 2016.

f)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of June 30, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of June 30, 2016.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on

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which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of June 30, 2016.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of June 30, 2016. Transactions involving written option contracts during the six-month period ended June 30, 2016, are summarized below:

Capital Appreciation HLS Fund

Options Activity During the Six-Month Period Ended June 30, 2016

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	4,421	780,877
Expired	—	—
Closed	(4,421)	(780,877)
Exercised	—	—

End of Period	—	$—

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Total Return Bond HLS Fund
Options Activity During the Six-Month Period Ended June 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	69,695,000	$207,343
Written	1,211,458,000	3,752,514
Expired	(478,249,000)	(1,402,710)
Closed	—	—
Exercised	(604,109,000)	(2,097,930)

End of Period	198,795,000	$459,217

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	69,690,000	$137,638
Written	1,231,033,000	3,385,982
Expired	(609,672,000)	(1,565,241)
Closed	(14,012,000)	(388,553)
Exercised	(478,244,000)	(1,119,555)

End of Period	198,795,000	$450,271

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated

228

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June 30, 2016 (Unaudited)

by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of June 30, 2016.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of June 30, 2016.

229

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding speadlock swap contracts as of June 30, 2016.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of June 30, 2016.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$28,182	$—	$—	$—	$—	$—	$28,182

Total	$28,182	$—	$—	$—	$—	$—	$28,182

The Effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$646,433	$—	$—	$—	$—	$—	$646,433

Total	$646,433	$—	$—	$—	$—	$—	$646,433

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$89,028	$—	$—	$—	$—	$—	$89,028

Total	$89,028	$—	$—	$—	$—	$—	$89,028

For the period ended June 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	100

230

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Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Capital Appreciation HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,306,706	$—	$—	$—	$—	$1,306,706

Total	$—	$1,306,706	$—	$—	$—	$—	$1,306,706

The Effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options contracts	$—	$—	$—	$538,384	$—	$—	$538,384
Net realized gain (loss) on foreign currency contracts	—	(2,010,785)	—	—	—	—	(2,010,785)

Total	$—	$(2,010,785)	$—	$538,384	$—	$—	$(1,472,401)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$523,681	$—	$—	$—	$—	$523,681

Total	$—	$523,681	$—	$—	$—	$—	$523,681

For the period ended June 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Written Options Contracts	(4,421)
Foreign Currency Contracts Long	$17,470,263
Foreign Currency Contracts Short	$68,583,879

Disciplined Equity HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$34,263	$—	$—	$34,263

Total	$—	$—	$—	$34,263	$—	$—	$34,263

231

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(421,814)	$—	$—	$(421,814)

Total	$—	$—	$—	$(421,814)	$—	$—	$(421,814)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(247,496)	$—	$—	$(247,496)

Total	$—	$—	$—	$(247,496)	$—	$—	$(247,496)

For the period ended June 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	91

High Yield HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$—	$—	$128,831	$—	$—	$—	$128,831

Total	$—	$—	$128,831	$—	$—	$—	$128,831

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$44,871	$—	$—	$—	$—	$44,871

Total	$—	$44,871	$—	$—	$—	$—	$44,871

The Effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$186,528	$—	$—	$—	$186,528
Net realized gain (loss) on foreign currency contracts	—	(81,766)	—	—	—	—	(81,766)

Total	$—	$(81,766)	$186,528	$—	$—	$—	$104,762

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$185,354	$—	$—	$—	$185,354
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(108,701)	—	—	—	—	(108,701)

Total	$—	$ (108,701)	$185,354	$—	$—	$—	$76,653

232

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

For the period ended June 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$7,678,333
Foreign Currency Contracts Short	$6,498,725

Total Return Bond HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$14,946,006	$—	$—	$—	$—	$—	$14,946,006
Unrealized appreciation on foreign currency contracts	—	1,210,586	—	—	—	—	1,210,586
Unrealized appreciation on swap contracts(2)	—	—	6,614,450	—	—	—	6,614,450

Total	$14,946,006	$1,210,586	$6,614,450	$—	$—	$—	$22,771,042

Liabilities:
Unrealized depreciation on futures contracts(1)	$7,134,935	$—	$—	$—	$—	$—	$7,134,935
Unrealized depreciation on foreign currency contracts	—	3,778,853	—	—	—	—	3,778,853
Written options, market value	755,457	—	—	—	—	—	755,457
Unrealized depreciation on swap contracts(2)	3,329,827	—	12,744,925	—	—	—	16,074,752

Total	$11,220,219	$3,778,853	$12,744,925	$—	$—	$—	$27,743,997

The Effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$222,017	$—	$—	$—	$—	$222,017
Net realized gain (loss) on futures contracts	7,003,860	—	—	—	—	—	7,003,860
Net realized gain (loss) on written options contracts	2,956,102	47,243	—	—	—	—	3,003,345
Net realized gain (loss) on swap contracts	(2,023,309)	(8,822)	(12,902,134)	—	—	—	(14,934,265)
Net realized gain (loss) on foreign currency contracts	—	(1,995,342)	—	—	—	—	(1,995,342)

Total	$7,936,653	$(1,734,904)	$(12,902,134)	$—	$—	$—	$(6,700,385)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$12,054	$—	$—	$—	$—	$12,054
Net change in unrealized appreciation (depreciation) of futures contracts	8,012,536	—	—	—	—	—	8,012,536
Net change in unrealized appreciation (depreciation) of written options contracts	161,003	—	—	—	—	—	161,003
Net change in unrealized appreciation (depreciation) of swap contracts	(3,488,729)	85,865	(1,426,641)	—	—	—	(4,829,505)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(3,015,699)	—	—	—	—	(3,015,699)

Total	$4,684,810	$(2,917,780)	$(1,426,641)	$—	$—	$—	$340,389

233

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

For the period ended June 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	64,936,026
Futures Contracts Long	5,643
Futures Contracts Short	(2,950)
Written Options Contracts	(485,695,800)
Swap Contracts	$857,061,923
Foreign Currency Contracts Long	$55,504,846
Foreign Currency Contracts Short	$134,934,086

U.S. Government Securities HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,332,358	$—	$—	$—	$—	$—	$1,332,358

Total	$1,332,358	$—	$—	$—	$—	$—	$1,332,358

Liabilities:
Unrealized depreciation on futures contracts(1)	$225,073	$—	$—	$—	$—	$—	$225,073

Total	$225,073	$—	$—	$—	$—	$—	$225,073

The Effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,071,110	$—	$—	$—	$—	$—	$1,071,110

Total	$1,071,110	$—	$—	$—	$—	$—	$1,071,110

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$1,228,819	$—	$—	$—	$—	$—	$1,228,819

Total	$1,228,819	$—	$—	$—	$—	$—	$1,228,819

For the period ended June 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	282
Futures Contracts Short	(193)

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

234

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of June 30, 2016:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$28,182	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	28,182	—

Derivatives not subject to a MNA	(28,182)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,306,706	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,306,706	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,306,706	$—

Capital Appreciation HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$1,117	$—	$—	$—	$1,117
Commonwealth Bank of Australia	885,123	—	—	—	885,123
JP Morgan Chase & Co.	420,466	—	—	—	420,466

Total	$1,306,706	$—	$—	$—	$1,306,706

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

235

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Disciplined Equity HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$34,263	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	34,263	—

Derivatives not subject to a MNA	(34,263)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

High Yield HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(44,871)
Swap contracts	246,391	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	246,391	(44,871)

Derivatives not subject to a MNA	(246,391)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(44,871)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
JP Morgan Chase & Co.	$(44,871)	$—	$—	$—	$(44,871)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,210,586	$(3,778,853)
Futures contracts	14,946,006	(7,134,935)
Swap contracts	24,023,037	(31,154,875)
Written options	—	(755,457)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	40,179,629	(42,824,120)

Derivatives not subject to a MNA	(14,946,006)	15,574,972

Total gross amount of assets and liabilities subject to MNA or similar agreements	$25,233,623	$(27,249,148)

236

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Total Return Bond HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$2,985,566	$(2,985,566)	$—	$—	$—
Bank of Montreal	6,135	—	—	—	6,135
Barclays	4,746,430	(2,842,737)	—	(1,903,693)	—
Citibank NA	847,755	(259,103)	—	(321,000)	267,652
Credit Agricle	117,237	(107,229)	—	—	10,008
Credit Suisse International	3,584,103	(3,584,103)	—	—	—
Deutsche Bank Securities, Inc.	1,667,919	(115,762)	—	(1,552,157)	—
Goldman Sachs & Co.	5,684,837	(5,684,837)	—	—	—
JP Morgan Chase & Co.	608,768	(608,768)	—	—	—
Morgan Stanley	4,650,107	(3,481,175)	—	(1,168,932)	—
RBC Dominion Securities, Inc.	277,998	—	—	—	277,998
UBS AG	56,768	(56,768)	—	—	—

Total	$25,233,623	$(19,726,048)	$—	$(4,945,782)	$561,793

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(4,137,760)	$2,985,566	$1,152,194	$—	$—
Barclays	(2,842,737)	2,842,737	—	—	—
BNP Paribas Securities Services	(242,494)	—	—	—	(242,494)
Citibank NA	(259,103)	259,103	—	—	—
Credit Agricole	(107,229)	107,229	—	—	—
Credit Suisse International	(5,177,578)	3,584,103	1,536,061	—	(57,414)
Deutsche Bank Securities, Inc.	(115,762)	115,762	—	—	—
Goldman Sachs & Co.	(5,768,249)	5,684,837	83,412	—	—
HSBC Bank USA	(59,134)	—	—	—	(59,134)
JP Morgan Chase & Co.	(1,463,709)	608,768	—	—	(854,941)
Merrill Lynch International	(2,739,274)	—	2,739,274	—	—
Morgan Stanley	(3,481,175)	3,481,175	—	—	—
Standard Chartered Bank	(31,684)	—	—	—	(31,684)
State Street Global Markets LLC	(48,970)	—	—	—	(48,970)
UBS AG	(774,290)	56,768	717,522	—	—

Total	$(27,249,148)	$19,726,048	$6,228,463	$—	$(1,294,637)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

237

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

U.S. Government Securities HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,332,358	$(225,073)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,332,358	(225,073)

Derivatives not subject to a MNA	(1,332,358)	225,073

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

238

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June 30, 2016 (Unaudited)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2015 and December 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains
Balanced HLS Fund	$48,113,111	$—	$50,751,999	$—
Capital Appreciation HLS Fund	395,608,528	941,479,163	461,903,895	656,128,494
Disciplined Equity HLS Fund	17,696,259	226,565,250	13,399,464	—
Dividend and Growth HLS Fund	81,615,645	497,141,842	122,936,965	449,915,369
Global Growth HLS Fund	2,330,348	21,960,413	2,048,503	—
Growth Opportunities HLS Fund	75,794,685	207,664,278	79,075,442	142,877,866
Healthcare HLS Fund	3,015,270	46,392,436	4,611,295	22,145,365
High Yield HLS Fund	24,914,498	—	35,154,599	—
International Opportunities HLS Fund	20,056,070	—	32,481,494	—
MidCap HLS Fund	13,749,279	197,614,796	27,985,188	174,255,206
MidCap Value HLS Fund	5,717,645	55,282,288	2,882,001	60,291,875
Small Cap Growth HLS Fund	17,138,693	81,861,568	37,071,356	90,138,781
Small Company HLS Fund	48,556,100	208,942,541	92,815,184	157,551,966
Small/Mid Cap Equity HLS Fund	3,215,842	15,912,525	17,387,669	8,210,898
Stock HLS Fund	27,684,514	—	30,998,186	—
Total Return Bond HLS Fund	137,524,741	23,735,354	108,767,110	—
Ultrashort Bond HLS Fund	2,122,089	32,791	—	—
U.S. Government Securities HLS Fund	9,323,867	—	13,850,021	—
Value HLS Fund	10,774,724	15,734,487	8,937,977	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of December 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$28,777,300	$—	$(199,060,323)	$414,186,774	$(919,328)	$242,984,423
Capital Appreciation HLS Fund	60,409,332	481,343,758	—	79,606,726	(19,529)	621,340,287
Disciplined Equity HLS Fund	979,743	86,580,392	—	156,725,537	—	244,285,672
Dividend and Growth HLS Fund	6,152,049	368,805,690	—	829,947,034	—	1,204,904,773
Global Growth HLS Fund	2,754,031	46,629,661	—	70,383,604	—	119,767,296
Growth Opportunities HLS Fund	64,425,206	135,652,389	—	113,989,953	—	314,067,548
Healthcare HLS Fund	17,363,950	59,648,395	—	95,917,987	—	172,930,332
High Yield HLS Fund	20,169,985	—	(21,720,835)	(31,771,888)	—	(33,322,738)
International Opportunities HLS Fund	19,934,876	—	(381,710,673)	22,077,124	—	(339,698,673)
MidCap HLS Fund	777,579	179,807,154	—	255,385,016	—	435,969,749
MidCap Value HLS Fund	3,923,496	46,944,471	—	45,674,061	—	96,542,028
Small Cap Growth HLS Fund	3,672,027	47,395,524	—	1,865,715	—	52,933,266
Small Company HLS Fund	—	96,188,295	—	(18,572,209)	—	77,616,086
Small/Mid Cap Equity HLS Fund	1,264,380	5,626,981	—	4,458,376	—	11,349,737
Stock HLS Fund	2,566,050	—	(260,419,400)	289,222,448	—	31,369,098
Total Return Bond HLS Fund	65,465,697	10,008,875	—	(56,879,553)	(51,434)	18,543,585

239

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Ultrashort Bond HLS Fund	$2,672,136	$—	$(342,482)	$(2,062,285)	$—	$267,369
U.S. Government Securities HLS Fund	9,029,448	—	(113,784,908)	4,520,682	(35,947)	(100,270,725)
Value HLS Fund	2,363,777	62,514,709	—	101,035,496	—	165,913,982

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced HLS Fund	$(38,847)	$14,329,249	$(14,290,402)
Capital Appreciation HLS Fund	(1,471)	(3,911,419)	3,912,890
Disciplined Equity HLS Fund	—	(52,837)	52,837
Dividend and Growth HLS Fund	(612)	(1,230,255)	1,230,867
Global Growth HLS Fund	(54)	(56,285)	56,339
Growth Opportunities HLS Fund	(2,553)	4,936,891	(4,934,338)
Healthcare HLS Fund	—	12,347,386	(12,347,386)
High Yield HLS Fund	(63,809)	(803,701)	867,510
International Opportunities HLS Fund	(334)	2,047,088	(2,046,754)
MidCap HLS Fund	—	(373,741)	373,741
MidCap Value HLS Fund	(44)	8,615	(8,571)
Small Cap Growth HLS Fund	(15)	(575,291)	575,306
Small Company HLS Fund	(3,170,364)	1,780,496	1,389,868
Small/Mid Cap Equity HLS Fund	7	(445,056)	445,049
Stock HLS Fund	—	(804,548)	804,548
Total Return Bond HLS Fund	(658,096)	(20,560,590)	21,218,686
Ultrashort Bond HLS Fund	(31,418)	380,407	(348,989)
U.S. Government Securities HLS Fund	(8,107)	1,030,384	(1,022,277)
Value HLS Fund	—	(431,509)	431,509

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

240

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

At December 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration			Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2016	2017	2018
Balanced HLS Fund	$—	$199,060,323	$—	$—	$—
High Yield HLS Fund	—	9,709,378	—	5,107,458	6,903,999
International Opportunities HLS Fund	94,110,553	287,600,120	—	—	—
Stock HLS Fund	—	260,419,400	—	—	—
Ultrashort Bond HLS Fund	—	—	—	102,506	239,976
U.S. Government Securities HLS Fund	—	25,163,377	58,149,395	42,739	30,429,397

During the year ended December 31, 2015, the Balanced HLS Fund, International Opportunities HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund utilized $211,517,148, $38,493,972, $155,434,160 and $5,276,739 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of June 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of June 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

241

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Fund	Management Fee Rates
Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

242

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Fund	Management Fee Rates
MidCap Value HLS Fund	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

Small/Mid Cap Equity HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

243

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Fund	Management Fee Rates
Value HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

HFMC contractually agreed to waive investment management fees of 0.02% of average daily net assets until December 31, 2016, for the Balanced HLS Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Capital Appreciation HLS Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Disciplined Equity HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Dividend and Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global Growth HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Growth Opportunities HLS Fund	0.010% on all assets

Healthcare HLS Fund	0.010% on all assets

High Yield HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

MidCap HLS Fund	0.010% on all assets

MidCap Value HLS Fund	0.010% on all assets

Small Cap Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Small Company HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

244

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Fund	Accounting Services Fee Rates
Small/Mid Cap Equity HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Stock HLS Fund	0.010% on all assets

Total Return Bond HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Ultrashort Bond HLS Fund	0.010% on all assets

U.S. Government Securities HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Value HLS Fund	0.010% on all assets

Effective January 1, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of its series except U.S. Government Securities HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except High Yield HLS Fund, Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended June 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.64%	0.89%	—
Capital Appreciation HLS Fund	0.67%	0.92%	1.17%
Disciplined Equity HLS Fund	0.78%	1.03%	—
Dividend and Growth HLS Fund	0.68%	0.93%	—
Global Growth HLS Fund	0.82%	1.07%	—
Growth Opportunities HLS Fund	0.65%	0.90%	1.15%
Healthcare HLS Fund	0.88%	1.13%	—
High Yield HLS Fund	0.78%	1.03%	—
International Opportunities HLS Fund	0.75%	1.00%	—
MidCap HLS Fund	0.70%	0.95%	—
MidCap Value HLS Fund	0.85%	1.10%	—
Small Cap Growth HLS Fund	0.65%	0.90%	—
Small Company HLS Fund	0.75%	1.00%	—
Small/Mid Cap Equity HLS Fund	0.92%	1.17%	—
Stock HLS Fund	0.51%	0.76%	—
Total Return Bond HLS Fund	0.51%	0.76%	—
Ultrashort Bond HLS Fund	0.44%	0.69%	—
U.S. Government Securities HLS Fund	0.50%	0.75%	—
Value HLS Fund	0.79%	1.04%	—

245

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2016, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated per fund fee annually, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid By Fund
Balanced HLS Fund	$4,369
Capital Appreciation HLS Fund	10,523
Disciplined Equity HLS Fund	1,252
Dividend and Growth HLS Fund	5,900
Global Growth HLS Fund	794
Growth Opportunities HLS Fund	2,248
Healthcare HLS Fund	644
High Yield HLS Fund	588
International Opportunities HLS Fund	2,232
Midcap HLS Fund	3,027
MidCap Value HLS Fund	646
Small Cap Growth HLS Fund	1,895
Small Company HLS Fund	1,954
Small/Mid Cap Equity HLS Fund	160
Stock HLS Fund	2,707
Total Return Bond HLS Fund	4,832
Ultrashort Bond HLS Fund	1,227
U.S. Government Securities HLS Fund	924
Value HLS Fund	919

246

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

8.	Affiliate Holdings:

As of June 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	1%
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	1%
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Cap Growth HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

Percentage of Fund:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	—	%*
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	—	%*
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Cap Growth HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

*	Percentage rounds to zero.

247

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

9.	Investment Transactions:

For the six-month period ended June 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced HLS Fund	$180,738,805	$251,043,972
Capital Appreciation HLS Fund	$2,729,971,098	$3,129,079,401
Disciplined Equity HLS Fund	$74,856,954	$122,267,434
Dividend and Growth HLS Fund	$335,927,029	$606,754,935
Global Growth HLS Fund	$125,968,002	$158,772,675
Growth Opportunities HLS Fund	$869,190,921	$844,897,731
Healthcare HLS Fund	$63,972,976	$105,947,052
High Yield HLS Fund	$74,416,400	$83,600,477
International Opportunities HLS Fund	$566,643,441	$586,812,977
MidCap HLS Fund	$211,370,430	$278,584,221
MidCap Value HLS Fund	$78,346,993	$103,382,721
Small Cap Growth HLS Fund	$271,921,198	$286,318,518
Small Company HLS Fund	$526,119,599	$652,048,736
Small/Mid Cap Equity HLS Fund	$36,869,722	$44,262,659
Stock HLS Fund	$218,960,113	$303,181,591
Total Return Bond HLS Fund	$514,284,864	$695,246,206
Ultrashort Bond HLS Fund	$46,821,681	$87,626,159
U.S. Government Securities HLS Fund	$33,666,416	$38,391,420
Value HLS Fund	$29,242,832	$49,430,268

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced HLS Fund	$93,321,701	$139,635,640
Capital Appreciation HLS Fund	$—	$—
Disciplined Equity HLS Fund	$—	$—
Dividend and Growth HLS Fund	$—	$—
Global Growth HLS Fund	$—	$—
Growth Opportunities HLS Fund	$—	$—
Healthcare HLS Fund	$—	$—
High Yield HLS Fund	$—	$—
International Opportunities HLS Fund	$—	$—
MidCap HLS Fund	$—	$—
MidCap Value HLS Fund	$—	$—
Small Cap Growth HLS Fund	$—	$—
Small Company HLS Fund	$—	$—
Small/Mid Cap Equity HLS Fund	$—	$—
Stock HLS Fund	$—	$—
Total Return Bond HLS Fund	$133,759,600	$145,855,132
Ultrashort Bond HLS Fund	$79,018,637	$168,815,484
U.S. Government Securities HLS Fund	$107,389,836	$146,657,617
Value HLS Fund	$—	$—

248

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$274,060,506	$390,679,612
Capital Appreciation HLS Fund	$2,729,971,098	$3,129,079,401
Disciplined Equity HLS Fund	$74,856,954	$122,267,434
Dividend and Growth HLS Fund	$335,927,029	$606,754,935
Global Growth HLS Fund	$125,968,002	$158,772,675
Growth Opportunities HLS Fund	$869,190,921	$844,897,731
Healthcare HLS Fund	$63,972,976	$105,947,052
High Yield HLS Fund	$74,416,400	$83,600,477
International Opportunities HLS Fund	$566,643,441	$586,812,977
MidCap HLS Fund	$211,370,430	$278,584,221
MidCap Value HLS Fund	$78,346,993	$103,382,721
Small Cap Growth HLS Fund	$271,921,198	$286,318,518
Small Company HLS Fund	$526,119,599	$652,048,736
Small/Mid Cap Equity HLS Fund	$36,869,722	$44,262,659
Stock HLS Fund	$218,960,113	$303,181,591
Total Return Bond HLS Fund	$648,044,463	$841,101,338
Ultrashort Bond HLS Fund	$125,840,318	$256,441,643
U.S. Government Securities HLS Fund	$141,056,252	$185,049,037
Value HLS Fund	$29,242,832	$49,430,268

10.	Capital Share Transactions:

The following information is for the six-month period ended June 30, 2016, and the year ended December 31, 2015:

Balanced HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	227,642	$6,068,324	469,371	$12,840,849
Shares Issued for Reinvested Dividends	—	—	1,613,469	43,115,909
Shares Redeemed	(6,022,075)	(159,883,372)	(13,603,501)	(371,124,721)

Net Increase (Decrease)	(5,794,433)	(153,815,048)	(11,520,661)	(315,167,963)

Class IB
Shares Sold	127,517	$3,331,529	139,993	$3,867,458
Shares Issued for Reinvested Dividends	—	—	184,225	4,997,202
Shares Redeemed	(879,203)	(23,668,849)	(2,369,687)	(65,344,297)

Net Increase (Decrease)	(751,686)	(20,337,320)	(2,045,469)	(56,479,637)

Total Net Increase (Decrease)	(6,546,119)	$(174,152,368)	(13,566,130)	$(371,647,600)

249

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Capital Appreciation HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	931,868	$39,043,258	3,266,797	$165,572,633
Shares Issued for Reinvested Dividends	—	—	26,063,902	1,196,703,908
Shares Redeemed	(11,190,374)	(475,549,309)	(19,316,788)	(1,015,737,819)

Net Increase (Decrease)	(10,258,506)	(436,506,051)	10,013,911	346,538,722

Class IB
Shares Sold	75,381	$3,115,334	172,518	$8,688,942
Shares Issued for Reinvested Dividends	—	—	3,043,632	137,948,750
Shares Redeemed	(1,316,997)	(55,359,003)	(2,715,739)	(139,784,790)

Net Increase (Decrease)	(1,241,616)	(52,243,669)	500,411	6,852,902

Class IC
Shares Sold	89,759	$3,770,631	284,973	$14,624,663
Shares Issued for Reinvested Dividends	—	—	53,375	2,435,033
Shares Redeemed	(18,340)	(761,587)	(34,820)	(1,661,177)

Net Increase (Decrease)	71,419	3,009,044	303,528	15,398,519

Total Net Increase (Decrease)	(11,428,703)	$(485,740,676)	10,817,850	$368,790,143

Disciplined Equity HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	521,413	$7,947,870	589,196	$10,439,373
Shares Issued for Reinvested Dividends	—	—	13,406,784	213,986,540
Shares Redeemed	(3,693,977)	(56,237,323)	(7,325,609)	(141,925,976)

Net Increase (Decrease)	(3,172,564)	(48,289,453)	6,670,371	82,499,937

Class IB
Shares Sold	155,911	$2,364,583	168,976	$2,946,000
Shares Issued for Reinvested Dividends	—	—	1,914,322	30,274,969
Shares Redeemed	(607,301)	(9,193,098)	(1,292,932)	(25,084,582)

Net Increase (Decrease)	(451,390)	(6,828,515)	790,366	8,136,387

Total Net Increase (Decrease)	(3,623,954)	$(55,117,968)	7,460,737	$90,636,324

250

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Dividend and Growth HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	927,178	$20,297,296	2,257,878	$56,525,716
Shares Issued for Reinvested Dividends	—	—	21,995,067	503,458,112
Shares Redeemed	(12,487,506)	(274,200,504)	(21,218,821)	(531,488,308)

Net Increase (Decrease)	(11,560,328)	(253,903,208)	3,034,124	28,495,520

Class IB
Shares Sold	252,476	$5,590,836	395,051	$9,477,984
Shares Issued for Reinvested Dividends	—	—	3,302,608	75,299,375
Shares Redeemed	(1,937,900)	(42,111,091)	(3,972,074)	(99,357,475)

Net Increase (Decrease)	(1,685,424)	(36,520,255)	(274,415)	(14,580,116)

Total Net Increase (Decrease)	(13,245,752)	$(290,423,463)	2,759,709	$13,915,404

Global Growth HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	216,948	$4,988,640	935,076	$23,257,954
Shares Issued for Reinvested Dividends	—	—	802,612	19,872,670
Shares Redeemed	(1,400,240)	(32,604,802)	(2,017,988)	(49,833,729)

Net Increase (Decrease)	(1,183,292)	(27,616,162)	(280,300)	(6,703,105)

Class IB
Shares Sold	114,524	$2,636,474	272,638	$6,866,485
Shares Issued for Reinvested Dividends	—	—	179,743	4,418,091
Shares Redeemed	(424,403)	(9,788,716)	(812,324)	(19,908,755)

Net Increase (Decrease)	(309,879)	(7,152,242)	(359,943)	(8,624,179)

Total Net Increase (Decrease)	(1,493,171)	$(34,768,404)	(640,243)	$(15,327,284)

251

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Growth Opportunities HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,815,146	$127,284,350	1,044,247	$39,449,289
Shares Issued for Reinvested Dividends	—	—	7,007,351	247,639,819
Shares Redeemed	(2,811,543)	(91,397,819)	(4,659,838)	(181,701,168)

Net Increase (Decrease)	1,003,603	35,886,531	3,391,760	105,387,940

Class IB
Shares Sold	182,049	$5,817,135	405,871	$15,372,728
Shares Issued for Reinvested Dividends	—	—	979,058	33,542,514
Shares Redeemed	(610,988)	(19,150,527)	(914,513)	(34,771,551)

Net Increase (Decrease)	(428,939)	(13,333,392)	470,416	14,143,691

Class IC
Shares Sold	184,414	$5,865,626	499,835	$18,859,811
Shares Issued for Reinvested Dividends	—	—	64,843	2,276,630
Shares Redeemed	(42,366)	(1,378,984)	(16,081)	(608,691)

Net Increase (Decrease)	142,048	4,486,642	548,597	20,527,750

Total Net Increase (Decrease)	716,712	$27,039,781	4,410,773	$140,059,381

Healthcare HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	984,867	$26,351,631	3,399,145	$109,589,966
Shares Issued for Reinvested Dividends	—	—	1,330,488	41,644,271
Shares Redeemed	(2,419,506)	(65,070,394)	(2,879,751)	(89,869,052)

Net Increase (Decrease)	(1,434,639)	(38,718,763)	1,849,882	61,365,185

Class IB
Shares Sold	120,044	$3,090,991	256,484	$7,997,496
Shares Issued for Reinvested Dividends	—	—	255,965	7,763,435
Shares Redeemed	(368,980)	(9,458,002)	(445,685)	(13,476,919)

Net Increase (Decrease)	(248,936)	(6,367,011)	66,764	2,284,012

Total Net Increase (Decrease)	(1,683,575)	$(45,085,774)	1,916,646	$63,649,197

252

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

High Yield HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,260,678	$9,658,657	2,617,181	$21,697,811
Shares Issued for Reinvested Dividends	—	—	2,396,567	18,980,813
Shares Redeemed	(3,447,883)	(26,556,578)	(9,818,209)	(81,320,965)

Net Increase (Decrease)	(2,187,205)	(16,897,921)	(4,804,461)	(40,642,341)

Class IB
Shares Sold	401,228	$3,041,720	607,578	$4,903,841
Shares Issued for Reinvested Dividends	—	—	760,729	5,933,685
Shares Redeemed	(1,199,769)	(9,131,194)	(3,703,573)	(29,754,673)

Net Increase (Decrease)	(798,541)	(6,089,474)	(2,335,266)	(18,917,147)

Total Net Increase (Decrease)	(2,985,746)	$(22,987,395)	(7,139,727)	$(59,559,488)

International Opportunities HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,910,596	$53,574,053	4,351,758	$63,756,544
Shares Issued for Reinvested Dividends	—	—	1,200,778	17,879,578
Shares Redeemed	(5,796,041)	(78,645,005)	(12,532,632)	(184,629,876)

Net Increase (Decrease)	(1,885,445)	(25,070,952)	(6,980,096)	(102,993,754)

Class IB
Shares Sold	475,671	$6,474,021	1,065,275	$16,100,444
Shares Issued for Reinvested Dividends	—	—	144,330	2,176,492
Shares Redeemed	(1,437,645)	(19,628,681)	(2,491,080)	(37,270,704)

Net Increase (Decrease)	(961,974)	(13,154,660)	(1,281,475)	(18,993,768)

Total Net Increase (Decrease)	(2,847,419)	$(38,225,612)	(8,261,571)	$(121,987,522)

MidCap HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,680,504	$55,028,866	6,120,970	$232,038,567
Shares Issued for Reinvested Dividends	—	—	5,541,888	198,571,970
Shares Redeemed	(3,478,843)	(114,288,565)	(7,486,621)	(279,695,610)

Net Increase (Decrease)	(1,798,339)	(59,259,699)	4,176,237	150,914,927

Class IB
Shares Sold	107,334	$3,458,337	1,472,929	$55,008,904
Shares Issued for Reinvested Dividends	—	—	362,679	12,792,105
Shares Redeemed	(453,111)	(14,611,431)	(951,307)	(36,505,511)

Net Increase (Decrease)	(345,777)	(11,153,094)	884,301	31,295,498

Total Net Increase (Decrease)	(2,144,116)	$(70,412,793)	5,060,538	$182,210,425

253

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

MidCap Value HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	143,931	$1,711,258	449,172	$6,170,492
Shares Issued for Reinvested Dividends	—	—	3,572,628	46,086,897
Shares Redeemed	(1,683,224)	(20,051,145)	(4,047,882)	(58,318,837)

Net Increase (Decrease)	(1,539,293)	(18,339,887)	(26,082)	(6,061,448)

Class IB
Shares Sold	75,760	$908,349	153,855	$2,252,753
Shares Issued for Reinvested Dividends	—	—	1,163,263	14,913,036
Shares Redeemed	(595,848)	(7,024,559)	(1,467,107)	(20,389,208)

Net Increase (Decrease)	(520,088)	(6,116,210)	(149,989)	(3,223,419)

Total Net Increase (Decrease)	(2,059,381)	$(24,456,097)	(176,071)	$(9,284,867)

Small Cap Growth HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,474,181	$81,694,123	19,697,951	$535,691,497
Shares Issued for Reinvested Dividends	—	—	2,817,860	75,293,233
Shares Redeemed	(3,991,948)	(92,743,096)	(5,815,577)	(162,067,889)

Net Increase (Decrease)	(517,767)	(11,048,973)	16,700,234	448,916,841

Class IB
Shares Sold	863,714	$19,654,471	4,994,251	$145,842,507
Shares Issued for Reinvested Dividends	—	—	906,232	23,707,028
Shares Redeemed	(906,676)	(20,515,411)	(1,488,312)	(39,637,029)

Net Increase (Decrease)	(42,962)	(860,940)	4,412,171	129,912,506

Total Net Increase (Decrease)	(560,729)	$(11,909,913)	21,112,405	$578,829,347

Small Company HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,325,472	$53,101,815	6,717,473	$150,841,613
Shares Issued for Reinvested Dividends	—	—	11,998,775	235,415,969
Shares Redeemed	(12,751,028)	(198,304,388)	(9,745,990)	(209,512,224)

Net Increase (Decrease)	(9,425,556)	(145,202,573)	8,970,258	176,745,358

Class IB
Shares Sold	845,198	$12,748,656	737,248	$15,492,511
Shares Issued for Reinvested Dividends	—	—	1,196,244	22,082,672
Shares Redeemed	(838,037)	(12,298,947)	(1,518,245)	(32,011,866)

Net Increase (Decrease)	7,161	449,709	415,247	5,563,317

Total Net Increase (Decrease)	(9,418,395)	$(144,752,864)	9,385,505	$182,308,675

254

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Small/Mid Cap Equity HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	242,776	$1,764,786	398,575	$3,507,708
Shares Issued for Reinvested Dividends	—	—	1,968,095	15,705,402
Shares Redeemed	(1,104,711)	(7,932,122)	(2,061,224)	(18,373,275)

Net Increase (Decrease)	(861,935)	(6,167,336)	305,446	839,835

Class IB
Shares Sold	117,892	$861,475	149,538	$1,423,572
Shares Issued for Reinvested Dividends	—	—	431,104	3,422,965
Shares Redeemed	(402,094)	(2,885,899)	(818,827)	(7,315,334)

Net Increase (Decrease)	(284,202)	(2,024,424)	(238,185)	(2,468,797)

Total Net Increase (Decrease)	(1,146,137)	$(8,191,760)	67,261	$(1,628,962)

Stock HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	73,504	$4,804,211	107,875	$6,926,566
Shares Issued for Reinvested Dividends	—	—	395,269	25,254,549
Shares Redeemed	(1,431,298)	(91,937,233)	(3,288,501)	(210,453,182)

Net Increase (Decrease)	(1,357,794)	(87,133,022)	(2,785,357)	(178,272,067)

Class IB
Shares Sold	32,181	$2,076,466	38,756	$2,475,585
Shares Issued for Reinvested Dividends	—	—	38,043	2,429,965
Shares Redeemed	(240,730)	(15,505,003)	(514,770)	(32,875,813)

Net Increase (Decrease)	(208,549)	(13,428,537)	(437,971)	(27,970,263)

Total Net Increase (Decrease)	(1,566,343)	$(100,561,559)	(3,223,328)	$(206,242,330)

Total Return Bond HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class IA
Shares Sold	2,134,469	$23,941,709	10,155,250	$116,189,984
Shares Issued for Reinvested Dividends	—	—	13,123,731	144,492,281
Shares Redeemed	(21,700,477)	(242,366,322)	(46,945,401)	(535,205,814)

Net Increase (Decrease)	(19,566,008)	(218,424,613)	(23,666,420)	(274,523,549)

Class IB
Shares Sold	371,107	$4,149,600	691,074	$7,919,270
Shares Issued for Reinvested Dividends	—	—	1,529,910	16,767,814
Shares Redeemed	(2,432,423)	(27,006,921)	(6,225,863)	(70,699,894)

Net Increase (Decrease)	(2,061,316)	(22,857,321)	(4,004,879)	(46,012,810)

Total Net Increase (Decrease)	(21,627,324)	$(241,281,934)	(27,671,299)	$(320,536,359)

255

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

Ultrashort Bond HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,730,520	$17,328,184	4,401,670	$44,094,704
Shares Issued for Reinvested Dividends	—	—	214,454	2,144,538
Shares Redeemed	(6,683,771)	(66,946,565)	(17,928,559)	(179,615,432)

Net Increase (Decrease)	(4,953,251)	(49,618,381)	(13,312,435)	(133,376,190)

Class IB
Shares Sold	698,349	$6,973,563	1,221,274	$12,196,809
Shares Issued for Reinvested Dividends	—	—	1,036	10,342
Shares Redeemed	(1,592,156)	(15,899,633)	(3,633,565)	(36,286,423)

Net Increase (Decrease)	(893,807)	(8,926,070)	(2,411,255)	(24,079,272)

Total Net Increase (Decrease)	(5,847,058)	$(58,544,451)	(15,723,690)	$(157,455,462)

U.S. Government Securities HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,899,200	$30,400,219	3,407,701	$35,624,811
Shares Issued for Reinvested Dividends	—	—	761,539	7,889,540
Shares Redeemed	(4,426,376)	(46,618,769)	(9,528,094)	(99,648,491)

Net Increase (Decrease)	(1,527,176)	(16,218,550)	(5,358,854)	(56,134,140)

Class IB
Shares Sold	724,558	$7,581,566	624,520	$6,508,978
Shares Issued for Reinvested Dividends	—	—	138,582	1,434,327
Shares Redeemed	(979,008)	(10,299,826)	(1,914,362)	(19,961,551)

Net Increase (Decrease)	(254,450)	(2,718,260)	(1,151,260)	(12,018,246)

Total Net Increase (Decrease)	(1,781,626)	$(18,936,810)	(6,510,114)	$(68,152,386)

Value HLS Fund
	For the Six-Month Period Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	436,549	$6,754,593	2,523,744	$40,916,505
Shares Issued for Reinvested Dividends	—	—	1,406,416	22,579,315
Shares Redeemed	(2,555,869)	(39,253,222)	(5,677,276)	(94,566,512)

Net Increase (Decrease)	(2,119,320)	(32,498,629)	(1,747,116)	(31,070,692)

Class IB
Shares Sold	140,848	$2,134,784	90,344	$1,476,259
Shares Issued for Reinvested Dividends	—	—	244,646	3,929,896
Shares Redeemed	(491,719)	(7,558,981)	(1,023,557)	(17,008,309)

Net Increase (Decrease)	(350,871)	(5,424,197)	(688,567)	(11,602,154)

Total Net Increase (Decrease)	(2,470,191)	$(37,922,826)	(2,435,683)	$(42,672,846)

256

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended June 30, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Reverse Stock Split:

On October 21, 2013 for the Ultrashort Bond HLS Fund, a reverse stock split was declared for the Class IA and Class IB shares at a ten to one ratio. The effect of the reverse stock split was to divide the number of outstanding shares by the reverse split factor, with a corresponding increase in the net asset value per share. The split was executed at the closing rounded NAV as of the prior business day. This transaction did not change the net assets of the Fund and the total value of a shareholder’s investment in the Fund did not change as a result of the reverse stock split. Data presented in the Financial Highlights has been adjusted retroactively to account for the reverse stock split.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

257

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2016 (Unaudited)

15.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended June 30, 2016, events and transactions subsequent to June 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

Effective January 1, 2017, the fund accounting fees paid by each Fund are changing. For more information, please see the Funds’ Statement of Additional Information.

258

Hartford HLS Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”)

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and the Companies, on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
Hartford Balanced HLS Fund	94,446,436.9570
Hartford Capital Appreciation HLS Fund	143,648,815.3550
Hartford Disciplined Equity HLS Fund	47,773,847.9850
Hartford Dividend and Growth HLS Fund	156,449,235.6120
Hartford Global Growth HLS Fund	19,721,225.9010
Hartford Growth Opportunities HLS Fund	39,766,847.0550
Hartford Healthcare HLS Fund	14,027,669.4520
Hartford High Yield HLS Fund	44,107,497.6430
Hartford International Opportunities HLS Fund	92,990,191.3310
Hartford MidCap HLS Fund	52,171,397.0650
Hartford MidCap Value HLS Fund	31,188,226.0310
Hartford Small Cap Growth HLS Fund	45,262,486.1530
Hartford Small Company HLS Fund	69,913,112.1470
Hartford Small/Mid Cap Equity HLS Fund	12,903,066.9700
Hartford Stock HLS Fund	24,179,712.9250
Hartford Total Return Bond HLS Fund	249,868,620.8300
Hartford U.S. Government Securities HLS Fund	48,616,941.6520
Hartford Ultrashort Bond HLS Fund	70,982,715.8490
Hartford Value HLS Fund	33,471,884.5890

259

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of the Companies.

Approval of Board of Directors for Hartford Series Fund, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	926,055,036.2136	37,881,891.4718
Lynn S. Birdsong	928,236,087.7893	35,700,839.8961
James E. Davey	928,312,674.2269	35,624,253.4585
Christine Detrick	927,906,136.7720	36,030,790.9134
Duane E. Hill	926,911,838.7595	37,025,088.9259
Sandra S. Jaffee	925,743,052.2438	38,193,875.4416
William P. Johnston	926,627,699.6718	37,309,228.0136
Phillip O. Peterson	926,430,382.8904	37,506,544.7950
Lemma W. Senbet	927,235,048.4436	36,701,879.2418

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for Hartford HLS Series Fund II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	111,973,151.5668	3,455,709.8714
Lynn S. Birdsong	112,222,202.7494	3,206,658.6888
James E. Davey	112,183,175.8470	3,245,685.5912
Christine Detrick	112,197,609.5991	3,231,251.8391
Duane E. Hill	112,096,337.6564	3,332,523.7818
Sandra S. Jaffee	112,229,912.3493	3,198,949.0889
William P. Johnston	112,149,625.0617	3,279,236.3765
Phillip O. Peterson	112,162,997.9970	3,265,863.4412
Lemma W. Senbet	112,226,951.1307	3,201,910.3075

(1)	Shareholders approved the election of each nominee at the Meeting.

260

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	84,325,889.3904	3,082,698.2808	3,055,126.7288	0.0000
Hartford Capital Appreciation HLS Fund(1)	94,466,954.0315	3,149,954.7430	5,726,712.6307	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	44,312,363.6449	1,809,730.3575	1,393,097.8926	0.0000
Hartford Dividend and Growth HLS Fund(1)	124,988,275.0039	3,763,499.6028	9,172,581.5603	0.0000
Hartford Global Growth HLS Fund(1)	15,858,197.1705	832,028.9355	514,690.6920	0.0000
Hartford Growth Opportunities HLS Fund(1)	35,088,834.0484	1,639,115.9614	1,086,176.1282	0.0000
Hartford Healthcare HLS Fund(1)	7,560,269.1340	132,483.0000	216,007.0000	0.0000
Hartford High Yield HLS Fund(1)	39,757,140.5652	1,630,259.5317	1,582,896.0961	0.0000
Hartford International Opportunities HLS Fund(1)	67,464,946.3659	2,796,169.5736	2,279,984.8521	119,548.0000
Hartford MidCap HLS Fund(2)	22,649,116.9774	528,405.6938	3,308,277.5287	0.0000
Hartford MidCap Value HLS Fund(1)	29,591,370.5384	706,968.1062	612,518.8074	0.0000
Hartford Small Cap Growth HLS Fund(2)	23,229,031.7737	396,290.9920	780,643.1054	1,453,102.0000
Hartford Small Company HLS Fund(1)	33,226,026.0797	970,890.5258	1,013,186.0215	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,667,590.8594	298,449.4983	753,951.9533	0.0000
Hartford Stock HLS Fund(1)	20,740,796.0800	788,774.1754	961,794.7386	0.0000
Hartford Total Return Bond HLS Fund(1)	218,054,022.2714	7,061,616.6450	10,762,322.9046	0.0000
Hartford U.S. Government Securities HLS Fund(1)	44,253,997.1321	1,445,777.8891	1,819,577.3858	0.0000
Hartford Ultrashort Bond HLS Fund(1)	58,406,990.3858	2,770,270.3849	3,644,479.3663	0.0000
Hartford Value HLS Fund(1)	29,266,957.4890	702,207.5122	615,049.2288	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	81,288,968.9488	5,635,762.1557	3,538,983.2955	0.0000
Hartford Capital Appreciation HLS Fund(1)	90,357,661.3779	7,017,376.6818	5,968,583.3455	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	42,740,567.2203	3,159,268.9653	1,615,355.7094	0.0000
Hartford Dividend and Growth HLS Fund(1)	120,935,131.1770	7,055,101.5694	9,934,123.4206	0.0000
Hartford Global Growth HLS Fund(1)	15,495,357.3020	1,115,138.5477	594,420.9483	0.0000
Hartford Growth Opportunities HLS Fund(1)	33,475,868.2213	3,044,570.2604	1,293,687.6563	0.0000
Hartford Healthcare HLS Fund(1)	7,389,062.4079	237,430.7261	282,266.0000	0.0000
Hartford High Yield HLS Fund(1)	38,619,974.0367	2,953,248.4360	1,397,073.7203	0.0000
Hartford International Opportunities HLS Fund(1)	65,713,476.3829	4,653,207.1841	2,174,417.2246	119,548.0000
Hartford MidCap HLS Fund(2)	21,735,895.5978	1,310,017.8354	3,439,886.7667	0.0000
Hartford MidCap Value HLS Fund(1)	27,441,826.5228	2,812,031.2698	656,999.6594	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,854,308.9933	737,316.4196	814,340.4582	1,453,102.0000
Hartford Small Company HLS Fund(1)	32,400,067.9806	1,692,016.0679	1,118,018.5785	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,080,805.5805	932,618.7772	706,567.9533	0.0000
Hartford Stock HLS Fund(1)	19,921,462.3284	1,434,071.9932	1,135,830.6724	0.0000
Hartford Total Return Bond HLS Fund(1)	214,185,770.1674	10,464,606.7312	11,227,584.9224	0.0000
Hartford U.S. Government Securities HLS Fund(1)	43,716,651.6845	1,930,954.9792	1,871,745.7433	0.0000
Hartford Ultrashort Bond HLS Fund(1)	53,536,980.4415	6,806,755.7905	4,478,003.9050	0.0000
Hartford Value HLS Fund(1)	27,912,646.2080	2,004,484.6138	667,083.4082	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

261

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	81,470,822.4042	5,574,504.6504	3,418,387.3454	0.0000
Hartford Capital Appreciation HLS Fund(1)	90,474,484.6178	6,710,536.4107	6,158,600.3767	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	42,874,762.6053	3,212,309.5904	1,428,119.6993	0.0000
Hartford Dividend and Growth HLS Fund(1)	120,952,568.0386	6,932,760.8916	10,039,027.2368	0.0000
Hartford Global Growth HLS Fund(1)	15,520,883.8161	1,098,876.6036	585,156.3783	0.0000
Hartford Growth Opportunities HLS Fund(1)	33,749,470.9784	2,868,379.3895	1,196,275.7701	0.0000
Hartford Healthcare HLS Fund(1)	7,432,802.6736	196,556.4604	279,400.0000	0.0000
Hartford High Yield HLS Fund(1)	39,436,209.7147	2,262,975.8436	1,271,110.6347	0.0000
Hartford International Opportunities HLS Fund(1)	65,420,486.7348	4,759,155.8674	2,361,458.1894	119,548.0000
Hartford MidCap HLS Fund(2)	21,881,634.0440	1,172,332.0028	3,431,834.1531	0.0000
Hartford MidCap Value HLS Fund(1)	27,558,354.3914	2,735,474.2153	617,028.8453	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,797,615.7646	771,914.4318	836,435.6747	1,453,102.0000
Hartford Small Company HLS Fund(1)	32,410,684.5013	1,718,420.3543	1,080,997.7714	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,091,596.4195	921,828.9382	706,566.9533	0.0000
Hartford Stock HLS Fund(1)	19,971,227.0680	1,403,083.2773	1,117,054.6487	0.0000
Hartford Total Return Bond HLS Fund(1)	213,171,787.8004	10,258,694.4802	12,447,479.5404	0.0000
Hartford U.S. Government Securities HLS Fund(1)	43,589,879.0144	2,063,759.2769	1,865,714.1157	0.0000
Hartford Ultrashort Bond HLS Fund(1)	56,258,776.1717	4,480,935.3284	4,082,028.6369	0.0000
Hartford Value HLS Fund(1)	27,865,523.8861	2,025,587.4178	693,102.9261	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	81,674,660.5982	5,302,528.6361	3,486,525.1657	0.0000
Hartford Capital Appreciation HLS Fund(1)	90,510,990.8164	6,729,239.4261	6,103,391.1627	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	42,682,748.9657	3,381,859.9812	1,450,582.9481	0.0000
Hartford Dividend and Growth HLS Fund(1)	120,970,647.5337	6,807,830.8540	10,145,877.7793	0.0000
Hartford Global Growth HLS Fund(1)	15,460,933.5211	1,100,386.1630	643,597.1139	0.0000
Hartford Growth Opportunities HLS Fund(1)	34,057,767.4776	2,502,222.8695	1,254,135.7909	0.0000
Hartford Healthcare HLS Fund(1)	7,356,059.4079	215,903.7261	336,796.0000	0.0000
Hartford High Yield HLS Fund(1)	38,997,464.6663	2,443,739.0068	1,529,092.5199	0.0000
Hartford International Opportunities HLS Fund(1)	65,919,691.1593	4,371,867.1265	2,249,542.5058	119,548.0000
Hartford MidCap HLS Fund(2)	21,990,046.4563	1,060,849.8385	3,434,903.9051	0.0000
Hartford MidCap Value HLS Fund(1)	28,431,101.4981	1,785,406.7346	694,349.2193	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,897,970.5236	656,892.1882	851,103.1593	1,453,102.0000
Hartford Small Company HLS Fund(1)	32,497,197.3982	1,598,477.7819	1,114,427.4469	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	11,405,530.9601	474,369.3976	840,091.9533	0.0000
Hartford Stock HLS Fund(1)	20,121,181.8641	1,320,102.8157	1,050,080.3142	0.0000
Hartford Total Return Bond HLS Fund(1)	213,521,822.1041	11,032,057.3723	11,324,082.3446	0.0000
Hartford U.S. Government Securities HLS Fund(1)	43,906,357.5931	1,961,362.7968	1,651,632.0171	0.0000
Hartford Ultrashort Bond HLS Fund(1)	55,013,417.4849	5,615,232.3905	4,193,090.2616	0.0000
Hartford Value HLS Fund(1)	28,792,332.5490	1,114,401.2784	677,480.4026	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

262

Hartford HLS Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Balanced HLS Fund(1)	80,053,492.1791	7,067,883.7455	3,342,338.4754	0.0000
Hartford Capital Appreciation HLS Fund(1)	84,780,758.0102	12,218,442.5529	6,344,420.8421	103,951.0000
Hartford Disciplined Equity HLS Fund(1)	41,917,306.0963	3,841,237.2822	1,756,648.5165	0.0000
Hartford Dividend and Growth HLS Fund(1)	110,612,227.3062	16,778,345.9366	10,533,782.9242	0.0000
Hartford Global Growth HLS Fund(1)	15,251,157.4278	1,444,026.8433	509,732.5269	0.0000
Hartford Growth Opportunities HLS Fund(1)	33,483,114.9755	3,018,508.6244	1,312,502.5381	0.0000
Hartford Healthcare HLS Fund(1)	7,289,820.6736	341,135.4604	277,803.0000	0.0000
Hartford High Yield HLS Fund(1)	38,234,809.2887	2,848,622.4277	1,886,864.4766	0.0000
Hartford International Opportunities HLS Fund(1)	56,963,607.7782	13,005,523.3902	2,571,969.6232	119,548.0000
Hartford MidCap HLS Fund(2)	18,188,763.7838	4,866,913.8209	3,430,122.5952	0.0000
Hartford MidCap Value HLS Fund(1)	27,442,511.9566	2,643,386.7647	824,958.7307	0.0000
Hartford Small Cap Growth HLS Fund(2)	22,281,047.0136	1,262,701.9146	862,216.9429	1,453,102.0000
Hartford Small Company HLS Fund(1)	19,677,614.9058	14,401,224.8121	1,131,262.9091	20,314.0000
Hartford Small/Mid Cap Equity HLS Fund(1)	10,297,136.3208	1,618,761.2347	804,094.7555	0.0000
Hartford Stock HLS Fund(1)	19,687,075.2727	1,673,510.6656	1,130,779.0557	0.0000
Hartford Total Return Bond HLS Fund(1)	196,881,270.6523	25,686,079.6481	13,310,611.5206	0.0000
Hartford U.S. Government Securities HLS Fund(1)	42,227,852.5322	3,541,602.1734	1,749,897.7014	0.0000
Hartford Ultrashort Bond HLS Fund(1)	53,531,876.5343	7,193,163.8629	4,096,699.7398	0.0000
Hartford Value HLS Fund(1)	27,968,832.9977	1,946,478.4232	668,902.8091	0.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

263

Hartford HLS Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

264

Hartford HLS Funds

Approval of the New Investment Management Agreement (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II” and collectively with HLS, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HLS and HLS II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals.

The New Agreement differs from the Investment Management Agreements between HLS and HFMC and between HLS II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout

265

Hartford HLS Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to each Fund, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and it concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC, which, in turn, pays distribution fees to affiliated insurance companies that include the Funds as investment options under their variable contracts.

* * * *

266

Hartford HLS Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

267

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as: a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Hartford Fund” and collectively, the “Hartford Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Hartford Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Hartford Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Hartford Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Hartford Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Hartford Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 or 800-279-1541. Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

HLSSAR16  8-16    115336-5      Printed in U.S.A.

hartfordfunds.com
888-843-7824
@hartfordfunds
hartfordfunds.com/linkedin

Item 2. Code of Ethics.

Not applicable to this semi-annual filing

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: August 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: August 29, 2016	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller